UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1-K

ANNUAL REPORT PURSUANT TO REGULATION A

For the fiscal year ended:

December 31, 2024

COLLECTABLE SPORTS ASSETS, LLC

(Exact name of issuer as specified in its charter)

Delaware	84-4533006
State of other jurisdiction of incorporation or Organization	(I.R.S. Employer Identification No.)

484 Broome St., New York, NY 10013

(Full mailing address of principal executive offices)

(916) 586-7216
(Issuer’s telephone number, including area code)

www.collectable.com
(Issuer’s website)

(Securities issued pursuant to Regulation A)

In this Annual Report, references to “we,” “us,” “our,” “Collectable Sports Assets,” or the “Company” mean Collectable Sports Assets, LLC, a Delaware series limited liability company.

THIS ANNUAL REPORT MAY CONTAIN “FORWARD-LOOKING” STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD LOOKING STATEMENTS IN THIS REPORT INCLUDES INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND FORWARD-LOOKING INFORMATION GENERALLY CAN BE IDENTIFIED BY FORWARD-LOOKING TERMINOLOGY, SUCH AS “ESTIMATE,” “PROJECT,” “BELIEVE,” “ANTICIPATE,” “INTEND,” “EXPECT” AND SIMILAR EXPRESSIONS OR THE NEGATIVE THEREOF. THESE STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS, SUCH AS GENERAL ECONOMIC CONDITIONS AND THE MARKET FOR COLLECTABLE SPORTS MEMORABILIA. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. WE HEREBY EXPRESSLY DISCLAIM ANY INTENTION TO UPDATE ANY FORWARD-LOOKING INFORMATION CONTAINED IN THIS REPORT UNLESS REQUIRED BY LAW TO DO SO.

i

Item 1. Description of Business

Overview

The collectible sports memorabilia market, a multi-billion-dollar industry, is characterized by: (i) a small number of collectors who have the financial means to acquire and financially benefit from blue-chip sports assets and (ii) a large number of sports memorabilia enthusiasts who have equivalent knowledge and passion for such assets, but with limited or no current mechanisms to benefit financially from this asset class in the highest value segment. This dichotomy and disproportionate access to the upper end of the market creates latent demand from the enthusiast community to participate more meaningfully in the upper end of the collectibles market. Simply put, the costs of investing in this asset class are high and transaction volumes are low with few options for liquidity, resulting in longer holding periods.

In creating fractional ownership investment opportunities for collectibles, Collectable aims to provide accessibility and a fully regulated approach to memorabilia investing.

Market Opportunity

Collectable Sports Assets, LLC has focused predominantly on the sports memorabilia niche.

The collectible sports memorabilia market is opaque and fragmented. We believe there is an opportunity for a company that can develop a platform to make the market more liquid and transparent for investors of all means and backgrounds and thus increase participation in the asset class overall.

We expect the sports collectibles market to present unique opportunities stemming from hobbyists and investors looking for an uncorrelated alternative asset class.

We believe the overall macroeconomic environment remains favorable for the top-end of these alternative asset classes, including art and collectibles which have historically retained their value over time.

Mission

The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize access to the asset class The Company aims to provide investors with access to the market by enabling them to create a diversified portfolio of equity interests in the highest quality Collectable Assets through a seamless investment experience.

Collectors and dealers interested in selling their sports memorabilia are expected to benefit from greater liquidity, lower transaction costs and overhead, and a higher degree of transparency as compared to traditional methods of transacting such assets. Auction and consignment models may include upwards of ~20% of asset value in transaction costs, as well as meaningful overhead in terms of asset preparation, shipping and marketing costs, and time value. The Company thus aims to align the interests of buyers and sellers, while opening the market to a significantly larger number of participants than was previously possible, thereby driving market appropriate valuations and greater liquidity.

Business of the Company

An investment in any series of LLC interests (a “Series”) issued by the Company represents an investment in that particular Series and, indirectly, in the Underlying Asset owned by that series and does not represent an investment in the Company or the Manager generally. We do not anticipate that any Series will own any assets other than the Underlying Asset associated with such Series. However, we expect that the operations of the Company, including the issuance of additional Series and their acquisition of additional assets, will benefit investors by enabling each Series to benefit from economies of scale. We anticipate that the Company’s core competency will be the identification, acquisition, marketing and management of Underlying Assets for the benefit of the investors. The Company, with the support of the Manager and its affiliates, aims to provide:

●	Investors with access to quality Collectable Assets for investment, portfolio diversification and secondary market liquidity for their Interests, although there can be no guarantee that an active secondary market will ever develop.

●	Asset Sellers with greater market transparency and pricing insights, lower transaction costs, increased liquidity, a seamless and convenient sale process, portfolio diversification and the ability to retain equity interests in offerings. It is our intention to develop methods by which we can “test the waters” as it pertains to pricing and demand for items in consideration, offering an additional layer of price discovery for sellers.

Competition

Although the Company’s business model is somewhat new to the memorabilia and collectibles industry, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as memorabilia and collectibles dealers and auction houses continue to play an increasing role.

Most of our current and potential competitors in the memorabilia and collectibles industry, such as dealers and auction houses, have significantly greater financial, marketing and other resources than we do and may be able to devote greater resources sourcing the Underlying Assets that the Company competes for. In addition, almost all these competitors, auction houses in particular, have longer operating histories and greater name recognition than we do and are focused on a more established business model.

There are also other start-up models around shared ownership of memorabilia and collectibles, developing in the industry, which will result in additional competition for Underlying Assets, including models which securitize ownership through the regulated securities market.

With the continued increase in popularity of the memorabilia and collectibles market, we expect competition for the Underlying Assets to intensify in the future. Increased competition may lead to increased memorabilia and collectibles prices, which will increase the potential value appreciation that interest holders may be able to achieve by owning Interests in the Company’s offerings and will increase the number of high-quality assets the Company can securitize.

In addition, there are companies that are developing crowd funding models for other alternative asset classes such as racehorses, art or wine, who may decide to enter the memorabilia and collectibles as well.

Customers

We target the broader U.S. memorabilia and collectibles investor and the 83.1 million U.S. millennial market (based on 2015 figures by the U.S. Census Bureau) as our key customer bases. Customers may browse the inventory of investable assets and read available content related to each new offering without investing. A customer of the Company may become an Investor in a Series by purchasing interests in that offering.

Manager

The Operating Agreement designates the “Manager”, CS Asset Manager, LLC, as the managing member of the Company. CS Asset Manager, LLC is owned by Collectable Technologies, Inc. The Manager will generally not be entitled to vote on matters submitted to the interest holders. The Manager will not have any distribution, redemption, conversion, or liquidation rights by virtue of its status as the Manager.

The Operating Agreement further provides that the Manager, in exercising its rights in its capacity as the managing member, will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting the Company, any Series of Interests or any of the interest holders and will not be subject to any different standards imposed by the Operating Agreement, the LLC Act or under any other law, rule or regulation. In addition, the Operating Agreement provides that the Manager will not have any duty (including any fiduciary duty) to the Company, or any Series or any of the interest holders.

In the event the Manager resigns as managing member of the Company, the holders of a majority of all Interests of the Company may elect a successor managing member. Holders of Interests in each Series of the Company have the right to remove the Manager as manager of the Company, by a vote of two-thirds of the holders of all Interests in each Series of the Company (excluding the Manager), in the event the Manager is found by a non-appealable judgment of a court of competent jurisdiction to have committed fraud in connection with a Series of Interests or the Company. If so convicted, the Manager shall call a meeting of all holders of every Series of Interests within 30 calendar days of such non-appealable judgment at which the holders may vote to remove the Manager as manager of the Company and each Series. If the Manager fails to call such a meeting, any interest holder will have the authority to call such a meeting. In the event of its removal, the Manager shall be entitled to receive all amounts that have accrued and are due and payable to it. If the holders vote to terminate and dissolve the Company (and therefore the Series), the liquidation provisions of the Operating Agreement shall apply. The Operating Agreement and all amendments are filed (or incorporated by reference as exhibits to this report). In the event the Manager is removed as manager of the Company, it shall also immediately cease to be manager of any Series.

Advisory Board

The Manager has assembled an Advisory Board to assist the Manager in identifying and evaluating the Underlying Assets, to assist the Manager in managing the Underlying Assets and to advise the Manager and certain other matters associated with the business of the Company and the various Series of Interests. The members of the Advisory Board are not managers or officers of the Company or any Series and do not have any fiduciary or other duties to the interest holders of any Series.

Operating Expenses

Each Series is only responsible for the Operating Expenses directly associated with such Series, as determined by the Manager and not the Operating Expenses related to any other Series. Upon the Closing of an offering for a Series, the Series will be responsible for the following costs and expenses attributable to the activities of the Company related to the Series:

(i)	any and all ongoing fees, costs and expenses incurred or expected to be incurred in connection with the management of the Underlying Asset related to a Series, including import taxes, income taxes, annual registration fees, transportation (other than transportation costs described in Acquisition Expenses), storage (including its allocable portion of property rental fees should the Manager decide to rent a property to store a number of Underlying Assets), security, valuation, custodianship, marketing, maintenance, refurbishment, presentation, shipping, perfection of title and utilization of an Underlying Asset;

(ii)	fees, costs and expenses incurred or expected to be incurred in connection with preparing any reports and accounts of a Series of Interests, including any blue-sky filings required in certain states and any annual audit of the accounts of such Series of Interests (if applicable);

(iii)	fees, costs and expenses of a third-party registrar and transfer agent appointed in connection with a Series of Interests;

(iv)	fees, costs and expenses incurred or expected to be incurred in connection with making any tax filings on behalf of the Series of Interests;

(v)	any indemnification payments;

(vi)	any and all insurance premiums or expenses incurred in connection with the Underlying Asset; and

(vii)	any similar expenses that may be determined to be Operating Expenses, as determined by the Manager in its reasonable discretion.

(viii)	Series closing escrow after May 15, 2022 incur a monthly management fee of not more than 2% of the carrying value of the Collectable Asset. The Carrying Value is calculated monthly based upon the Series’ volume weighted average price (VWAP) value over the preceding month. This only applies to months where the Series was trading for the entirety of the month.

(ix)	A disposition fee upon the successful sale of an underlying asset of a Series of up to 5% of the gross sale proceeds.

The Manager, sometimes referred to as the “Asset Manager” in some documents, has agreed to pay for all Operating Expenses incurred prior and post to the Closing of any of the Series. The Manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the Underlying Asset), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the Underlying assets).

If the Operating Expenses for a particular Series exceed the amount of revenues generated from the Underlying Asset of such Series and cannot be covered by any Operating Expense reserves on the balance sheet of the Series, the Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series, on which the Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future gains generated by the Underlying Asset related to such Series, and, or (c) cause additional Interests to be issued in the Series in order to cover such additional amounts.

Indemnification of the Manager and its affiliates

The Operating Agreement provides that none of the Manager, or its affiliates, nor any current or former directors, officers, employees, partners, shareholders, members, controlling persons, agents or independent contractors of the Manager, members of the Advisory Board, nor persons acting at the request of the Company in certain capacities with respect to other entities (collectively, the “Indemnified Parties”) will be liable to the Company, any Series or any interest holders for any act or omission taken by the Indemnified Parties in connection with the business of the Company or any Series that has not been determined in a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Each Series will indemnify the Indemnified Parties out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving as Indemnified Parties with respect to the Company or the applicable Series and with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Management Fee

As consideration for managing each Underlying Asset, the Manager may be paid a monthly Management Fee pursuant to the Asset Management Agreement. On applicable offerings closing escrow after May 15, 2022, the Manager may assess a Management Fee of not more than 2% of the Carrying Value of the Collectable Asset. The Carrying Value is calculated monthly based upon the Series’ volume weighted average price (VWAP) value over the preceding month. This only applies to months where the Series was trading for the entirety of the month.

Disposition Fee

The Manager may assess a disposition fee upon the successful sale of an underlying asset of a Series of up to 5% of the gross sale proceeds received by Collectable.

Asset Selection

Each of the assets that we offer will be sourced by our expert investment committee and will satisfactorily meet our four BASE criteria: Benchmarks, Authenticity, Significance, Earnings Potential. For each criterion, we will examine the following factors:

●	Benchmarks: realized prices at auction, sell-through rate indicators, if demand is expected to exceed supply.

●	Authenticity: reputable source, recently and reliably graded, certified authenticity.

●	Significance: importance to sports history, continued cultural relevance, collector and investor opinions, macro market trends.

●	Earnings Potential: Prospected appreciation, market momentum, liquidity, frequency of sales, purchase price and terms.

It is our objective to acquire a diverse collection of top tier sports collectibles. We will pursue investments opportunistically whenever we can leverage our industry-specific knowledge, unique sourcing angle or our relationships to bring compelling investment opportunities to investors. We aim to acquire quality assets and to appropriately maintain, monitor and manage the collection for continued value appreciation and to enable respectful enjoyment and utilization by the investors and potential losses.

We anticipate that our Advisory Board will assist in the identification of memorabilia assets and in finding and identifying storage, maintenance specialists and other related service providers. This will give the Company access to the highest quality assets and balanced information and decision making from information collected across a diverse set of constituents in the asset class, as well as a network of partners to ensure the highest standards of care for the Underlying Assets.

Our asset selection criteria were established by the Manager and in the future with the consultation of members of the Company’s Advisory Board and are continually influenced by Investor demand and current industry trends. The criteria are subject to change from time to time in the sole discretion of the Manager. Although we cannot guarantee positive investment returns on the Underlying Assets we acquire, we endeavor to select assets that are projected to generate positive return on investment, primarily based upon the asset’s value appreciation potential as well as value preservation potential. The Manager, with guidance from the members of the Company’s Advisory Board, will endeavor to only select assets with known ownership history, certificates of authenticity, and highest possible quality grades, to the extent that such metrics exist in a particular sub-sector (e.g., trading cards) and other related records. The Manager, with guidance from members of the Company’s Advisory Board, also considers the condition of the assets, historical significance, ownership history and provenance, the historical valuation of the specific asset or comparable assets and our ability to relocate the asset to offer tangible experiences to investors. The Manager, with guidance from members of the Company’s Advisory Board, will review asset selection criteria at least annually. The Manager intends to seek approval from the Advisory Board for any major deviations from these criteria.

Asset Acquisition

The Company plans to acquire Underlying Assets through various methods:

1.	Consignment – the Company enters into an agreement with an Asset Seller to market an Underlying Asset. The owner of the Underlying Asset, the “consignor,” retains full ownership of the Underlying Asset until the related Series closes. Upon closing the Series, the consignor will be paid the consignment price established by the consignor.

2.	Upfront purchase – the Company acquires an Underlying Asset from an Asset Seller prior to the launch of the offering related to the Series.

3.	Purchase agreement – the Company enters into an agreement with an Asset Seller to acquire an Underlying Asset, which may expire prior to the closing of the offering for the related Series, in which case the Company is obligated to acquire the Underlying Asset prior to the closing.

In the case where an Underlying Asset is acquired prior to the launch or closing, as the case may be, of the offering process for the related Series, the proceeds from the associated offering, net of any brokerage fee, offering expenses or other Acquisition Expenses or Sourcing Fee, may be used, in whole or in part, to reimburse the Company for the acquisition of the Underlying Asset or repay any loans made to the Company, plus applicable interest, to acquire such Underlying Asset.

Additional details on the acquisition method for each Underlying Asset can be found in the offering circulars of each respective Series.

Asset Liquidity

Should an offer to liquidate an Underlying Asset materialize and be in the best interest of the investors, as determined by the Manager, the Manager, with guidance from the Advisory Board, will consider the merits of such offers on a case-by-case basis and potentially sell the asset. Additionally, the Manager may seek liquidity for certain assets by soliciting sales or entering an asset for auction. In February of 2021, the Company launched secondary trading for Collectable Assets on the ATS platform of Templum Markets and DriveWealth, LLC. Liquidity for investors may be obtained through this platform, when available, offering investors live bids and offers during trading hours designed to match the US equity markets. Liquidity has also been obtained through outright purchases of the underlying asset to the offering, effectively retiring the offering from the Collectable platform. As a result of a sale under any circumstances, the Manager would distribute the proceeds of such sale (together with any insurance proceeds in the case of a catastrophic event covered under the asset’s insurance contract) to the interest holders of the applicable Series (after payment of any accrued liabilities or debt, including but not limited to balances outstanding under any Operating Expenses Reimbursement Obligation, on the Underlying Asset or of the Series at that time).

Facilities

The Manager intends to operate the Company and manage the collection in a manner that will focus on the ongoing security of all Underlying Assets. The Manager will store the Underlying Assets, along with other assets, in a professional facility and in accordance with standards commonly expected when managing Underlying Assets of equivalent value and always as recommended by the Advisory Board.

Legal Proceedings

Discussion of the any pending or threatened litigation is presented in Note 7 to the Financial Statements and is incorporated by reference herein.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

In 2023, the Company continued to operate the secondary trading function of the platform. It did not issue any new offerings.

In 2024, the Company halted operating the secondary trading function of the platform due to cost considerations. It did not issue any new offerings.

Impaired Assets

The Manager annually evaluates each asset’s carrying value compared to the current market value of the asset to determine if an adjustment is needed to be recorded, in accordance with the accounting principles generally accepted in the United States of America. To measure the value of the assets and test for impairment the Company uses the market capitalization based on the VWAP (Volume Weighted Average Price).

The following table sets forth the Series which met the criteria for impairment in 2023 and 2024. In 2023, (91) ninety-one items recorded a total impairment of $5,551,436, and in 2024, (35) thirty-five items recorded a total impairment of $915,976.

		2023			2024
Series Name	Escrow Closing Date	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis
#03ExquisiteBox	23-Aug-21	60,807	(23,835)	36,972	36,972		36,972
#1964KOUFAXJERSEY	04-Jun-21	411,566	(53,158)	358,408	358,408		358,408
#1986WAX	16-Feb-21	180,811	(73,730)	107,080	107,080		107,080
#2000PLAYOFFCONTENDERSWAX	09-Mar-21	23,583	(15,474)	8,108	8,108		8,108
#48LeafRuthSGC8	30-Sep-21	44,575	(27,104)	17,471	17,471		17,471
#49BowmanJackieAuto	12-Aug-22	50,202	-	50,202	50,202		50,202
#96SkyboxE-X2000Wax	01-Jun-22	20,167	(11,764)	8,402	8,402		8,402
#AlexRodriguez09WSUniform	06-Jan-22	60,862	(33,254)	27,608	27,608		27,608
#AliRookieCardBVG8	10-Aug-21	16,967	(1,868)	15,099	15,099	(76)	15,023
#ALIWBCBELT	21-Dec-20	427,757	(39,677)	388,080	388,080	(94,080)	294,000
#ANDRETHEGIANT	06-May-21	10,774	(273)	10,500	10,500	(8,420)	2,080
#BabeRuthBowsOutPhoto	07-Mar-22	49,843	(10,408)	39,435	39,435	(6,434)	33,001
#BRADY2000SPXSPECTRUMBGS9.5	09-Mar-22	282,356	(234,085)	48,271	48,271		48,271
#BradyChampionshipTicket	23-Nov-21	869,169	(670,353)	198,815	198,815		198,815
#BRADYPLAYOFFCONTENDERSBASKET	08-Apr-21	92,269	(58,974)	33,295	33,295		33,295
#BRADYROOKIE	12-Feb-21	58,575	(13,793)	44,783	44,783		44,783
#CHAMBERLAINHSUNIFORM	13-Jan-21	319,250	-	319,250	319,250	(51,206)	268,044
#CharlesBarkleySunsJersey	01-Jun-22	139,796	(1,883)	137,914	137,914	(95,940)	41,974
#ChicagoBullsDynastyHardwood	03-Nov-21	143,307	(70,448)	72,859	72,859		72,859
#ChrisBoshGameWornRaptorsSneakers	19-Oct-21	4,669	(1,434)	3,234	3,234	(1,646)	1,588
#CristianoRonaldoRC1of1	08-Nov-21	81,183	(23,274)	57,909	57,909		57,909
#CROSBYTHECUPBASKET	28-Apr-21	139,083	(66,699)	72,384	72,384	(28,523)	43,861
#CurryGoldToppsPSA10	23-Aug-22	32,000	(12,002)	19,998	19,998		19,998
#DaveBingSigned50GreatestNBAPlayersLithograph	04-Apr-22	40,280	(13,652)	26,628	26,628		26,628
#EddiePlankT206PSA4	30-Nov-21	241,001	(3,347)	237,654	237,654	(37,844)	199,810
#EmbiidFirst50PointGameJersey	27-Apr-22	10,046	(1,177)	8,869	8,869		8,869
#EMMITTSMITH10KJERSEY	22-Feb-21	31,763	(4,916)	26,847	26,847		26,847
#EMMITTSMITHMVPBASKET	16-Feb-21	52,711	(5,180)	47,531	47,531	(29,250)	18,281
#Giannis48PointGameSneakers	01-Nov-21	17,783	(6,852)	10,931	10,931	(6,305)	4,626
#GIANNISGOLDIMMACULATE	15-Mar-21	39,708	(30,876)	8,832	8,832		8,832
#Gretzky1979Topps9	06-Jan-22	57,345	(37,115)	20,230	20,230		20,230
#GRETZKYOPEECHEE1979	07-Apr-21	69,400	(11,558)	57,842	57,842		57,842
#HamiltonChromeOrangeSapphire	23-Jun-22	13,386	(1,121)	12,264	12,264	(354)	11,911

		2023			2024
Series Name	Escrow Closing Date	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis
#JackieRobinson1952ToppsPSA8.5	03-Nov-21	575,225	(314,202)	261,023	261,023		261,023
#JACKIEROBINSONAUTOBAT	21-Dec-20	69,252	(35,184)	34,069	34,069		34,069
#JORDAN86FLEERBGS9.5BASKET	06-Jan-22	67,892	(12,454)	55,438	55,438		55,438
#JordanExquisite8.5Flashback	06-Apr-22	95,297	(50,125)	45,172	45,172		45,172
#JORDANEXQUISITEBGS8	01-Jun-21	28,586	(15,239)	13,347	13,347		13,347
#JordanLeBronSignoftheTimes	14-Jun-21	76,098	(27,406)	48,692	48,692	(2,482)	46,210
#JORDANROOKIEJERSEY	26-Feb-21	244,645	(86,577)	158,068	158,068	(18,890)	139,178
#JustinHerbertHiddenTreasureRPA	27-Sep-21	32,723	(20,564)	12,159	12,159		12,159
#KareemPointsRecordBall	03-Feb-22	128,040	(79,898)	48,143	48,143	(24,670)	23,473
#KevinDurantHSJersey	23-Sep-21	117,813	(61,063)	56,750	56,750	(35,469)	21,281
#KobeBlackHistoryMonthFinalSeasonShoes	25-Apr-22	48,154	(15,874)	32,279	32,279	(19,286)	12,993
#KobeBryant2001WarmUpJacket	28-Jan-22	73,454		73,454	73,454		73,454
#KobeBryantFirstWhite#24Jersey	30-Sep-21	324,874	(160,256)	164,618	164,618	(41,761)	122,857
#KobeBryantRoyalBlueJordanSneakers	30-Sep-21	39,448	(24,178)	15,270	15,270		15,270
#KobeFinalSeasonSneakers	23-Sep-21	20,787	(867)	19,920	19,920		19,920
#KOBEREEBOKIVERSONRETROS	07-Jul-21	26,854	(6,011)	20,844	20,844		20,844
#KOUFAX55PSA9	26-May-21	392,100	(185,228)	206,872	206,872	(50,652)	156,220
#LEBRONBLACKREFRACTOR	28-Jan-21	79,994	(50,836)	29,158	29,158		29,158
#LEBRONCREDENTIALS	06-Apr-22	44,762	(8,800)	35,961	35,961		35,961
#LEBRONEMBLEMSOFENDORSEMENT	23-Apr-21	61,068	(45,045)	16,022	16,022		16,022
#LeBronMeloBosh2008TripleLogoMan	01-Nov-21	77,570	(38,852)	38,719	38,719		38,719
#LeBronMeloDualLogoman	08-Jul-21	383,792	(299,640)	84,152	84,152		84,152
#LEBRONMELOWADETRIORC	15-Apr-21	90,759	(43,369)	47,390	47,390	(5,195)	42,195
#LeBronRookieShoes	07-Apr-22	356,284	(237,258)	119,027	119,027		119,027
#LEBRONULTIMATE	26-May-21	66,010	(26,496)	39,514	39,514		39,514
#LukaRookieJersey	13-Jul-21	360,272	(158,087)	202,185	202,185	(74,887)	127,298
#LukaWhiteSparkle	23-Jul-21	280,516	(103,841)	176,675	176,675		176,675
#MAGICBIRDLOGOMAN	04-Jun-21	222,042	(183,582)	38,460	38,460		38,460
#MahomesImmaculate1of1	01-Jun-21	113,936	(46,813)	67,123	67,123		67,123
#MahomesNT1of1	16-Nov-21	618,966	(306,194)	312,772	312,772		312,772
#Mantle1953Topps8	07-Sep-21	100,771	(43,427)	57,345	57,345		57,345
#MANTLE52TOPPSPSA7	02-Apr-22	316,000	(56,029)	259,971	259,971	(17,537)	242,434
#MantleDebutStub	26-Apr-22	31,514	(12,926)	18,587	18,587		18,587
#MARINOMANNINGFAVREJERSEYS	07-May-21	36,429	(13,705)	22,724	22,724	(3,246)	19,478
#MAYS1951BOWMAN7	26-May-21	70,153	(28,651)	41,502	41,502	(1,014)	40,488
#MAYS1952PSA8	25-Jun-21	224,985	(100,068)	124,917	124,917	(43,365)	81,551
#MessiMegacracks#71PSA9	08-Jun-21	33,939	(189)	33,750	33,750	(19,688)	14,063
#MLBALLSTARGAMETICKETRUNCOLLECTION	30-Mar-22	22,269	(12,661)	9,607	9,607		9,607
#MLBHALLOFFAMEBASEBALL	18-May-21	235,219	(79,574)	155,646	155,646	(55,030)	100,616
#MPJChampionshipTicket	09-Jul-21	2,864	(859)	2,005	2,005	(39)	1,966
#NegroLeagueLegendaryCutsBasket	01-Nov-21	32,198	(6,098)	26,100	26,100	(136)	25,964
#NolanRyan1968MiltonBradleyPSA9	11-Apr-22	126,190	(48,645)	77,545	77,545		77,545
#OVECHKINSPAUTHBASKET9.5	06-Apr-22	24,619	(10,632)	13,988	13,988		13,988
#OvechkinTheCupBGSGemMint9.5	06-Jul-22	321,901	(200,789)	121,113	121,113		121,113
#PaulPierce2010ASGJersey	19-Oct-21	4,089	-	4,089	4,089		4,089
#Pele1958AmericanaPSA3	19-May-22	76,224	(32,657)	43,567	43,567	(3,961)	39,606
#PeytonManningMVPHelmet	01-Oct-21	170,290	(94,330)	75,960	75,960		75,960
#RipkenRookieJersey&CardBasket	02-May-22	122,973	(44,653)	78,321	78,321		78,321
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	18-Apr-22	64,686	(38,554)	26,132	26,132		26,132
#RONALDO2003PANINIMEGACRAQUESPSA10	16-Feb-22	153,740	(103,273)	50,466	50,466		50,466
#Ruth33GoudeySGC8	06-May-21	140,860	(256)	140,604	140,604		140,604
#TheRockBumbleBeePSA10	10-Aug-21	20,485	(1,506)	18,979	18,979		18,979
#TIGERSIFORKIDS	19-Mar-21	23,785	(7,133)	16,652	16,652	(2,677)	13,975
#TigerWoodsDebutTicket	12-May-22	37,867	(27,326)	10,541	10,541		10,541
#TimDuncanPMGGreen	23-Sep-21	226,570	(97,464)	129,106	129,106	(12,512)	116,594
#TraeYoungFlawlessGreenBGS9	08-Jul-21	15,875	(14,331)	1,544	1,544	(274)	1,270
#TROUTFINESTSUPERFRACTOR	25-Oct-21	114,628	(77,931)	36,697	36,697		36,697
#UNITAS1965JERSEY	08-Mar-21	165,900	-	165,900	165,900	(119,975)	45,925
#WILTCHAMBERLAIN1961FLEERRCPSA9	01-Apr-22	289,383	(146,131)	143,253	143,253		143,253
#YAODUNCANDIRKTRIPLELOGOMAN	26-Apr-22	49,163	(10,688)	38,475	38,475		38,475
#ZIONRPABGS9	16-Feb-21	52,430	(37,731)	14,699	14,699	(3,151)	11,549
TOTAL		$12,518,203	$(5,551,436)	$6,966,767	$6,966,767	$(915,976)	$6,050,791

User Base

The success of the public offerings to date has led to a greater-than-expected supply of items to be consigned on the platform. Additionally, since launching, the registered user-base exceeds 90,000 users, with over 10,000 having participated in at least one offering.

Financial Obligations

The company has no outstanding lines of credit. However, there exists obligations to CTI for monies paid on behalf of the Series.

Operating Results

During the year ending December 31, 2023, the Company did not issue any new offerings. The Company sold (112) one hundred twelve Underlying Assets for a total of $6,679,953 and a net gain/(loss) on sale of assets of $(269,759).

During the year ending December 31, 2024, the Company did not issue any new offerings. The Company did not sell any assets off the platform.

The table below shows the Series sold in 2023

Series Name	Date of Sale	Sales Price	Cost Basis	Net Gain
#RUTH1914BALTIMORENEWSSGC3	1/18/2023	$96,138	$62,179	$33,959
#ERUZIONE1980MIRACLEONICEGOLDJERSEY	1/27/2023	$725,000	$438,414	$286,586
#KOBE1997AIRBALLGAMEUSEDSHOES	3/29/2023	$100,000	$131,500	$(31,500)
#MAYS1959PSA9BASKET	4/3/2023	$28,000	$23,332	$4,668
#HONUSWAGNER1910PSA5	4/7/2023	$90,000	$100,680	$(10,680)
#MESSIROOKIEBASKET	4/7/2023	$11,251	$26,641	$(15,390)
#CrosbyWinterClassicSkates	4/7/2023	$3,771	$11,827	$(8,056)
#Brady01TicketBooklet	4/7/2023	$4,960	$1,649	$3,311
#TIGERSPAUTHENTICBGS9.5	4/7/2023	$9,807	$13,540	$(3,733)
#BELLINGERORANGEBGS9.5	4/8/2023	$3,312	$5,483	$(2,171)
#DONOVANMITCHELLNT9.5	4/8/2023	$5,355	$15,469	$(10,114)
#GLEYBERTORRESORANGE9.5	4/8/2023	$1,820	$2,652	$(832)
#GRIFFEY89UPPERDECKSGCGOLD	4/8/2023	$4,550	$8,445	$(3,895)
#JACKIELEAF3.5	4/8/2023	$14,900	$21,036	$(6,136)
#JOKICREFRACTOR1OF1	4/8/2023	$7,250	$16,654	$(9,404)
#LBJKOBETOPPSBASKET	4/8/2023	$6,155	$9,335	$(3,180)
#MAGICBIRDDRJ1980PSA9	4/8/2023	$15,011	$14,443	$568
#MANTLE1965TOPPS9	4/8/2023	$24,000	$37,449	$(13,449)
#MIKAN48BOWMANPSA7	4/8/2023	$32,100	$25,591	$6,509
#ZIONPRIZMSBLUEBGS10	4/8/2023	$5,100	$11,242	$(6,142)
#NTBBallWaxBundle	4/8/2023	$60,319	$61,950	$(1,631)
#MANTLE1956PSA8BASKET	4/26/2023	$25,000	$27,514	$(2,514)
#TIGERPUTTER	5/2/2023	$199,238	$213,425	$(14,187)
#RICKEYHENDERSONRCPSA10	5/3/2023	$80,000	$93,535	$(13,535)
#RUTHGEHRIGBALL	5/12/2023	$64,973	$70,243	$(5,270)
#COBBMINTE98	5/12/2023	$209,044	$242,555	$(33,511)
#MOOKIEBETTSGLOVE	5/12/2023	$14,656	$16,698	$(2,042)
#MANTLE1952BOWMANPSA8	5/12/2023	$21,469	$15,600	$5,869

Series Name	Date of Sale	Sales Price	Cost Basis	Net Gain
#COBBVINTAGET206PHOTO	5/12/2023	$19,774	$33,518	$(13,744)
#JORDANSIGNEDPROFESSIONALBAT	5/12/2023	$16,185	$7,637	$8,548
#CLEMENTEWHITE&GRAYBASKET	5/12/2023	$89,268	$60,904	$28,364
#1969TOPPSBASKETBALLSET	5/12/2023	$163,846	$102,195	$61,651
#DIMAGGIO1933BAT	5/12/2023	$33,899	$57,913	$(24,014)
#Maris58ToppsPSA9	5/12/2023	$19,774	$20,248	$(474)
#Clemente65-68Bat	5/12/2023	$32,769	$29,704	$3,065
#UnitasPSA8	5/12/2023	$8,192	$12,595	$(4,403)
#AARONDECADEBASKET	5/12/2023	$66,171	$71,298	$(5,127)
#ALKALINE1954TOPPSPSA9	5/12/2023	$36,159	$20,834	$15,325
#HARMONKILLEBREW1955TOPPSPSA9	5/12/2023	$24,859	$22,654	$2,205
#1959TOPPSBASEBALLSET	5/12/2023	$54,239	$59,078	$(4,839)
#RoyCampanella1949BowmanPSA9	5/12/2023	$32,769	$38,500	$(5,731)
#LOUGEHRIGRCPHOTO	5/12/2023	$25,989	$46,410	$(20,421)
#WarrenSpahn1948LeafPSA9	5/12/2023	$84,748	$51,437	$33,311
#PaulMolitor1978ToppsPSA10	5/12/2023	$24,859	$33,019	$(8,160)
#CassiusClaySonyListonUPIType1	5/12/2023	$3,729	$22,729	$(19,000)
#Mantle51BowmanSGC7	5/12/2023	$42,939	$62,758	$(19,819)
#BobbyOrrBruinsJersey	5/24/2023	$399,000	$302,984	$96,016
#DURANTCHROMEREFRACTORPSA10	6/3/2023	$5,650	$10,644	$(4,994)
#TATISBOWMANBLACKLABEL	6/5/2023	$15,400	$43,229	$(27,829)
#MONTANARCPSA10	6/5/2023	$48,400	$50,199	$(1,799)
#LeBronBlackDiamond	6/5/2023	$13,900	$32,380	$(18,480)
#KobeLeBronJordanMagicQuadAuto	6/5/2023	$37,400	$39,459	$(2,059)
#SadaharuOhBat	6/11/2023	$64,375	$17,995	$46,380
#JimmieFoxx1938Bat	6/11/2023	$90,125	$73,884	$16,241
#DONCICBLUEPSA10	6/12/2023	$11,550	$27,845	$(16,295)
#TRAEYOUNGFLAWLESSBGS9	6/12/2023	$2,332	$5,487	$(3,155)
#AARON1954PSA8.5	6/12/2023	$187,000	$122,000	$65,000
#MahomesNT8.5	6/12/2023	$29,150	$56,737	$(27,587)
#JordanLeBronMagicTripleSigs	6/12/2023	$22,550	$28,772	$(6,222)
#JORDANFLEER86SGC10	6/12/2023	$57,750	$81,745	$(23,995)
#Serena03NetProPSA10Basket	6/12/2023	$1,560	$16,765	$(15,205)
#Clemente1955PSA8	6/13/2023	$66,000	$83,637	$(17,637)
#Mays1956GrayPSA9	6/18/2023	$35,200	$35,083	$117
#TysonRCBGS9Basket	6/19/2023	$8,056	$17,592	$(9,536)
#MayweatherRCPSA10	6/19/2023	$4,664	$8,935	$(4,271)
#TrevorLawrenceLeafBasket	6/19/2023	$775	$4,579	$(3,804)
#TatumFlawlessGoldBGS9.5	6/22/2023	$16,000	$40,885	$(24,885)
#MichaelPorterJrBasket	6/24/2023	$2,550	$10,502	$(7,952)
#DWADEULTIMATE	6/26/2023	$7,560	$12,846	$(5,286)
#LBJEXQUISITE	6/26/2023	$360,000	$789,992	$(429,992)
#BradyBowman10	6/26/2023	$9,990	$16,339	$(6,349)
#03ToppsChromeWax	6/26/2023	$8,910	$15,849	$(6,939)

Series Name	Date of Sale	Sales Price	Cost Basis	Net Gain
#NadalNetProGlossy	6/26/2023	$7,830	$28,573	$(20,743)
#BRADYDEBUTTICKET	6/27/2023	$15,400	$64,255	$(48,855)
#18-19BASKETBALLGROWTHBASKET	7/1/2023	$6,378	$21,048	$(14,671)
#BETTSGOLDREFRACTORBASKET	7/1/2023	$21,856	$50,671	$(28,815)
#BettsBlueRefractorBasket	7/2/2023	$6,025	$6,223	$(198)
#JETERFOILRCBASKETBGS9.5	7/4/2023	$8,268	$20,581	$(12,313)
#ACUNAGOLD9.5	7/4/2023	$13,750	$16,079	$(2,329)
#MAGICBIRDDRJPSA8BASKET	7/4/2023	$5,300	$5,703	$(403)
#ELWAY1984ROOKIECARDPSA10BASKET	7/4/2023	$11,070	$14,648	$(3,578)
#MARINO1984ROOKIECARDBGS10BASKET	7/4/2023	$10,652	$10,286	$366
#Tiger1stEventStub	7/4/2023	$15,400	$27,189	$(11,789)
#KAWHIBASKET	7/9/2023	$5,192	$14,371	$(9,179)
#OrangeDominguez	7/9/2023	$9,180	$13,771	$(4,591)
#MahomesBronzeBasket	7/10/2023	$14,040	$97,442	$(83,402)
#OZZIESMITHRCBGS9.5	7/11/2023	$8,000	$20,701	$(12,701)
#TEDWILLIAMS1939PLAYBALL	7/14/2023	$37,290	$31,800	$5,490
#JackieRobinson53Topps8	7/14/2023	$27,120	$53,890	$(26,770)
#SatchelPaige48LeafSGC30	7/14/2023	$29,380	$22,747	$6,633
#ShoelessJoeJackson1915PSA8	7/14/2023	$21,487	$43,429	$(21,942)
#MANTLE1960PSA9	7/14/2023	$56,500	$40,109	$16,391
#1909E95SGCSet	7/14/2023	$15,255	$22,594	$(7,339)
#MANTLE1964TOPPS9	7/14/2023	$29,380	$45,844	$(16,464)
#Mantle1957ToppsPSA8.5	7/14/2023	$38,420	$43,361	$(4,941)
#MANTLE1969TOPPS9	7/14/2023	$17,515	$29,280	$(11,765)
#SandyKoufax1956ToppsGrayBackPSA9	7/14/2023	$29,380	$30,610	$(1,230)
#KOUFAXPSA8	7/14/2023	$24,860	$25,865	$(1,005)
#NolanRyan1968ToppsPSA8.5	7/14/2023	$16,385	$22,727	$(6,342)
#1980ToppsBasketballWax	7/15/2023	$32,770	$54,035	$(21,265)
#MAYS1960PSA9	7/17/2023	$17,325	$15,004	$2,321
#Mantle1968PSA9Basket	7/17/2023	$18,225	$17,903	$322
#GaryCarter1975PSA10Basket	7/17/2023	$32,175	$39,000	$(6,825)
#MANTLE1967TOPPS9	7/17/2023	$14,025	$14,975	$(950)
#AcunaBowman10Basket	7/30/2023	$33,354	$40,761	$(7,407)
#ERLINGHAALANDPSA10BASKET	8/13/2023	$4,191	$14,560	$(10,369)
#Mantle54BowmanBasket	8/19/2023	$40,126	$28,777	$11,349
#Mantle1966ToppsPSA9Basket	8/19/2023	$33,335	$41,185	$(7,850)
#Mantle1953Bowman8Basket	8/19/2023	$31,075	$28,916	$2,159
#Gretzky1981SportsIllustratedCoverCGC9.4	8/19/2023	$22,600	$31,600	$(9,000)
#ChamberlainPhilaJersey59-60	8/21/2023	$1,687,739	$1,334,250	$353,489
#ANDRE&HULKWRESTLINGBASKET	10/1/2023	$62,506	$46,072	$16,434
Total		$6,679,953	$6,949,711	$(269,759)

Operating Capital

Collectable Sports Assets, LLC (“CSA”) and its Series incur certain Operating Expenses. If the Operating Expenses for CSA or a particular Series (as described above in Item 1 “Operating Expenses”) exceed the amount of revenue generated from the Underlying Asset of such Series and cannot be covered by any Operating Expense reserves on the balance sheet of the Series, the Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series, on which the Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future gains generated by the Underlying Asset related to such Series, and, or (c) cause additional Interest to be issued in the Series in order to cover such additional amounts. As a last resort, the Manager unconditionally guarantees the Operating Expenses of the Series.

Liquidity

If CSA or its Series do not have sufficient liquidity to cover its Operating Expenses, and the Manager does not have the liquidity to cover the Operating Expenses associated with CSA or the Series pursuant to the Operating Agreement, CSA and the Series will be unable to pay its expenses. As of December 31, 2023, having entered into an acquisition arrangement to provide new ownership, operating synergies and funding, the Company feels confident that it has mitigated its going concern issue and can continue to operate.

Current Market Conditions

The market and value for investments in sports collectibles, like many asset classes, including equities, bonds, cryptocurrencies and other high-end collectible assets (such as art, wine and coins) are impacted by conditions in the broader markets. These conditions include the overall economic environment, anticipated future economic conditions, current and future interest rates, and supply and demand for investable assets. For 2024, the increase in impairment charges is reflective of the market’s current valuation in comparison to the prevailing market environment at the time of the Series’ initial offering.

Common Management

The CEO of the Company, Collectable Sports Assets, LLC is also the CEO of the Manager, CS Asset Manager, LLC. Due to the Company having common management, there cannot be any arm’s length transactions between the Company, Collectable Sports Assets, LLC the Manager, CS Asset Manager, LLC.

Item 3. Officers

The following individuals constitute executive management of Collectable Technologies, Inc., the sole members of the Manager, which oversees the operations of the Company:

Name (1)	Age	Position	Term of Offce (Beginning)	FT or PT Hours/Week	Compensation Cash ($)	Compensation Stock ($)	Compensation Total ($)
Phil Neuman	57	Manager, President	11/6/2024	Full Time	$-	$-	$-

(1)	Jarod Winters was let go from the Company in April 2024.

Background of Officers of the Manager

The following is a brief summary of the background of the new executive officer of the Manager:

Phil Neuman. Mr. Neuman serves as an officer of the Manager for Collectable Sports Assets, LLC. Mr. Neuman is an experienced entrepreneur with a broad portfolio of business ventures and an enduring passion for high-end collectibles. His deep understanding of the collector market – gained through years of identifying emerging trends and capitalizing on niche investment opportunities – has been an integral part of guiding the company’s strategic direction and operational oversight. In his role, Mr. Neuman contributes to both the day-to-day management and long-term business planning of the entity, ensuring that our asset management practices and market engagements are aligned with industry best practices.

This disclosure is provided solely to inform stakeholders of the expertise within our management team and does not constitute any form of investment recommendation or assurance regarding future performance.

There are no arrangements or understandings known to us pursuant to which any director was or is to be selected as a director or nominee. There are no agreements or understandings for any executive officer or director to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

There are no family relationships between any director, executive officer, person nominated or chosen to become a director or executive officer or any significant employee.

Compensation of Executive Officers

We do not currently have any employees, nor do we currently intend to hire any employees who will be compensated directly by the Company. Each of the executive officers of the Manager manage our day-to-day affairs, oversee the review, selection and recommendation of investment opportunities, service acquired investments and monitor the performance of these investments to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the Manager, from our manager. Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to the Manager, we do not intend to pay any compensation directly to these individuals.

Compensation of the Manager

The Manager may receive Sourcing Fees and reimbursement for costs incurred relating to the offering described herein and other offerings (e.g., Offering Expenses and Acquisition Expenses), additionally, the Manager may receive Sourcing Fees in connection with the sale of an underlying Asset of the Platform.

The Manager receives Sourcing Fees for each offering for Series of Interests in the Company that closes. During 2024, no new offerings closed escrow, and the Manager received no Sourcing Fees.

During 2023, the Manager received no Sourcing Fees.

Item 4. Security Ownership of Management and Certain Securityholders

The Company is managed by the Manager. The address of the Manager is 484 Broome St., New York, NY 10013. As of the date of this filing, the Company has no voting securities issued and outstanding.

As of December 31, 2024, our officers did not own any units of any Series.

The following table sets forth information with respect to the number of units of each of our Series beneficially owned by the Manager and by all persons who beneficially own (10%) ten percent or more of any Series as of December 31, 2024.

Series	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
#03ExquisiteBox	Anthony Loparo (3)	2,588	30.5%
#03ExquisiteBox	CS Asset Manager (2)	1,106	13.1%
#1964KOUFAXJERSEY	Platt Group (3)	30,000	68.4%
#1964KOUFAXJERSEY	CS Asset Manager (2)	965	2.2%
#1986WAX	Matthew Marcom (3)	2,395	30.8%
#1986WAX	CS Asset Manager (2)	393	5.1%
#2000PLAYOFFCONTENDERSWAX	CS Asset Manager (2)	229	9.3%
#48LeafRuthSGC8	CS Asset Manager (2)	457	4.2%
#49BowmanJackieAuto	Mayer Kaiser (3)	4,148	53.7%
#49BowmanJackieAuto	CS Asset Manager (2)	1,825	24.0%
#96SkyboxE-X2000Wax	Jeffrey Tingelstad	524	16.3%
#96SkyboxE-X2000Wax	CS Asset Manager (2)	1,619	50.3%
#AlexRodriguez09WSUniform	Jason Silverstein (3)	8,418	76.2%
#AlexRodriguez09WSUniform	CS Asset Manager (2)	1,693	15.3%
#AliRookieCardBVG8	Jack Smith (3)	2,000	32.9%
#AliRookieCardBVG8	CS Asset Manager (2)	825	13.6%
#ALIWBCBELT	Jack Smith (3)	5,218	12.1%
#ALIWBCBELT	Platt Group (3)	30,000	69.4%
#ALIWBCBELT	CS Asset Manager (2)	33	*
#ANDRETHEGIANT	Platt Group (3)	1,700	57.2%
#ANDRETHEGIANT	CS Asset Manager (2)	49	1.6%
#BabeRuthBowsOutPhoto	Alec Berman (3)	2,750	26.2%
#BabeRuthBowsOutPhoto	Justin Cornett (3)	2,728	25.9%
#BabeRuthBowsOutPhoto	CS Asset Manager (2)	411	3.9%
#BRADY2000SPXSPECTRUMBGS9.5	Andrew Spellman (3)	12,500	22.2%
#BRADY2000SPXSPECTRUMBGS9.5	Cristina Carlino (3)	12,500	22.2%
#BRADY2000SPXSPECTRUMBGS9.5	CS Asset Manager (2)	1,937	3.4%
#BradyChampionshipTicket	Gary Bulicki (3)	182,630	79.0%
#BradyChampionshipTicket	Andrew Spellman (3)	15,712	6.8%
#BRADYPLAYOFFCONTENDERSBASKET	Jason Epstein (3)	4,149	22.2%
#BRADYPLAYOFFCONTENDERSBASKET	CS Asset Manager (2)	504	2.7%

Series	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
#BRADYROOKIE	Jeffrey Clarke (3)	744	12.5%
#BRADYROOKIE	Matthew Marcom (3)	1,818	30.4%
#BRADYROOKIE	CS Asset Manager (2)	178	3.0%
#CHAMBERLAINHSUNIFORM	Anthony Arnold (3)	2,400	18.5%
#CHAMBERLAINHSUNIFORM	Justin Cornett (3)	2,997	23.1%
#CHAMBERLAINHSUNIFORM	Platt Group (3)	5,960	45.8%
#CHAMBERLAINHSUNIFORM	CS Asset Manager (2)	392	3.0%
#CharlesBarkleySunsJersey	Jason Silverstein (3)	23,701	74.1%
#CharlesBarkleySunsJersey	CS Asset Manager (2)	5,658	17.7%
#ChicagoBullsDynastyHardwood	Jason Silverstein (3)	54,213	74.0%
#ChicagoBullsDynastyHardwood	CS Asset Manager (2)	8,918	12.2%
#ChrisBoshGameWornRaptorsSneakers	Jason Silverstein (3)	1,898	52.3%
#ChrisBoshGameWornRaptorsSneakers	CS Asset Manager (2)	460	12.7%
#CristianoRonaldoRC1of1	Adam Rowe (3)	16,659	31.3%
#CristianoRonaldoRC1of1	Jack Smith (3)	6,500	12.2%
#CristianoRonaldoRC1of1	Andrew Spellman (3)	7,974	15.0%
#CROSBYTHECUPBASKET	Ezra Levine (3)	3,083	14.5%
#CROSBYTHECUPBASKET	Michael Cancelliere (3)	2,215	10.4%
#CurryGoldToppsPSA10	Jason Epstein (3)	1,160	36.3%
#CurryGoldToppsPSA10	Andrew Spellman (3)	365	11.4%
#DaveBingSigned50GreatestNBAPlayersLithograph	Jason Silverstein (3)	7,234	67.9%
#DaveBingSigned50GreatestNBAPlayersLithograph	CS Asset Manager (2)	1,319	12.4%
#Durant07-08ExquisiteLimitedLogosBGS9.5	Liam Patrick (3)	10,000	44.9%
#Durant07-08ExquisiteLimitedLogosBGS9.5	CS Asset Manager (2)	12,267	55.1%
#EddiePlankT206PSA4	Ben Federman (3)	38,511	60.5%
#EddiePlankT206PSA4	CS Asset Manager (2)	8,541	13.4%
#EmbiidFirst50PointGameJersey	Jason Silverstein (3)	2,934	74.4%
#EmbiidFirst50PointGameJersey	CS Asset Manager (2)	472	12.0%
#EMMITTSMITH10KJERSEY	Emmitt Smith (3)	3,500	57.9%
#EMMITTSMITH10KJERSEY	CS Asset Manager (2)	354	5.9%
#EMMITTSMITHMVPBASKET	Emmitt Smith (3)	3,500	59.8%
#EMMITTSMITHMVPBASKET	CS Asset Manager (2)	315	5.4%
#Giannis48PointGameSneakers	Jack Smith (3)	2,000	38.2%
#Giannis48PointGameSneakers	CS Asset Manager (2)	955	18.2%
#GIANNISGOLDIMMACULATE	Michael Cancelliere (3)	850	16.6%
#GIANNISGOLDIMMACULATE	CS Asset Manager (2)	503	9.8%
#Gretzky1979Topps9	Ben Federman (3)	1,487	12.5%

Series	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
#Gretzky1979Topps9	Jonathan Adamietz	1,198	10.1%
#Gretzky1979Topps9	CS Asset Manager (2)	1,828	15.4%
#GRETZKYOPEECHEE1979	CS Asset Manager (2)	405	5.7%
#HamiltonChromeOrangeSapphire	Carl Tirella (3)	3,015	50.3%
#HamiltonChromeOrangeSapphire	CS Asset Manager (2)	1,105	18.4%
#JackieRobinson1952ToppsPSA8.5	Jude Arena (3)	16,094	27.9%
#JackieRobinson1952ToppsPSA8.5	Marcia Levy (3)	20,000	34.7%
#JackieRobinson1952ToppsPSA8.5	CS Asset Manager (2)	4,460	7.7%
#JACKIEROBINSONAUTOBAT	Jack Smith (3)	548	30.2%
#JACKIEROBINSONAUTOBAT	Platt Group (3)	797	43.9%
#JACKIEROBINSONAUTOBAT	CS Asset Manager (2)	8	*
#JordanExquisite8.5Flashback	Robert Servideo (3)	11,152	63.9%
#JordanExquisite8.5Flashback	Andrew Spellman (3)	2,544	14.6%
#JORDANEXQUISITEBGS8	Andrew Spellman (3)	1,232	15.2%
#JordanLeBronSignoftheTimes	Andrew Spellman (3)	2,745	16.1%
#JordanLeBronSignoftheTimes	Jack Smith (3)	3,150	18.4%
#JORDANPSA10	Ben Federman (3)	1,015	10.0%
#JORDANPSA10	Matthew Marcom (3)	1,353	13.4%
#JORDANPSA10	CS Asset Manager (2)	75	*
#JORDANROOKIEJERSEY	Platt Group (3)	15,750	63.9%
#JORDANROOKIEJERSEY	CS Asset Manager (2)	245	1.0%
#JoshAllenGoldBGS9.5	Zachary Polen (3)	1,681	53.8%
#JoshAllenGoldBGS9.5	CS Asset Manager (2)	39	1.2%
#JustinHerbertHiddenTreasureRPA	Wesley Love (3)	1,458	11.2%
#JustinHerbertHiddenTreasureRPA	CS Asset Manager (2)	997	7.7%
#KareemPointsRecordBall	Mark Pepitone (3)	28,477	72.6%
#KareemPointsRecordBall	CS Asset Manager (2)	5,302	13.5%
#KevinDurantHSJersey	Jason Silverstein (3)	9,387	41.3%
#KevinDurantHSJersey	Justin Cornett (3)	2,500	11.0%
#KevinDurantHSJersey	Sheel Tyle (3)	4,500	19.8%
#KevinDurantHSJersey	CS Asset Manager (2)	2,444	10.8%
#KobeBlackHistoryMonthFinalSeasonShoes	Jason Silverstein (3)	3,968	51.4%
#KobeBlackHistoryMonthFinalSeasonShoes	CS Asset Manager (2)	1,248	16.2%
#KobeBryant2001WarmUpJacket	Jason Silverstein (3)	8,767	41.9%
#KobeBryant2001WarmUpJacket	CS Asset Manager (2)	3,821	18.3%
#KobeBryantFirstWhite#24Jersey	Jason Silverstein (3)	63,104	44.4%
#KobeBryantFirstWhite#24Jersey	Sheel Tyle (3)	25,000	17.6%
#KobeBryantFirstWhite#24Jersey	CS Asset Manager (2)	14,804	10.4%
#KobeBryantRoyalBlueJordanSneakers	Elliot Tebele (3)	1,373	14.8%
#KobeBryantRoyalBlueJordanSneakers	CS Asset Manager (2)	1,974	21.2%

Series	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
#KobeFinalSeasonSneakers	Jack Smith (3)	2,500	38.6%
#KobeFinalSeasonSneakers	CS Asset Manager (2)	595	9.2%
#KOBEREEBOKIVERSONRETROS	Jack Smith (3)	3,125	27.2%
#KOBEREEBOKIVERSONRETROS	CS Asset Manager (2)	463	4.0%
#KOUFAX55PSA9	Ben Federman (3)	22,842	45.9%
#KOUFAX55PSA9	Jude Arena (3)	4,785	9.6%
#KOUFAX55PSA9	CS Asset Manager (2)	2,170	4.4%
#LEBRONCREDENTIALS	Kevin McAlpin	7,015	19.0%
#LEBRONCREDENTIALS	Andrew Spellman (3)	18,883	51.1%
#LEBRONEMBLEMSOFENDORSEMENT	Andrew Spellman (3)	4,036	36.5%
#LEBRONEMBLEMSOFENDORSEMENT	Stephen Patrick (3)	2,500	22.6%
#LeBronMeloBosh2008TripleLogoMan	Adam Rowe (3)	41,277	66.6%
#LeBronMeloBosh2008TripleLogoMan	Andrew Spellman (3)	8,853	14.3%
#LeBronMeloDualLogoman	Andrew Spellman (3)	44,997	40.5%
#LeBronMeloDualLogoman	Jeffrey Clarke (3)	13,019	11.7%
#LeBronMeloDualLogoman	Jerod Mayo (3)	34,685	31.2%
#LEBRONMELOWADETRIORC	Eric Olander (3)	24,640	65.0%
#LEBRONMELOWADETRIORC	CS Asset Manager (2)	2,075	5.5%
#LeBronRookieShoes	Elliot Tebele (3)	40,579	43.5%
#LeBronRookieShoes	Jason Silverstein (3)	33,931	36.4%
#LeBronRookieShoes	CS Asset Manager (2)	10,095	10.8%
#LEBRONULTIMATE	Matthew Feng (3)	4,125	22.2%
#LEBRONULTIMATE	Michael Cancelliere (3)	3,351	18.0%
#LukaRookieJersey	Jason Silverstein (3)	26,671	51.1%
#LukaRookieJersey	CS Asset Manager (2)	2,333	4.5%
#LukaWhiteSparkle	Liam Patrick (3)	12,895	17.9%
#LukaWhiteSparkle	CS Asset Manager (2)	6,373	8.8%
#MAGICBIRDLOGOMAN	Louis Papa (3)	23,848	46.5%
#MAGICBIRDLOGOMAN	CS Asset Manager (2)	10	*
#MahomesImmaculate1of1	Nathaniel McCoy	2,495	11.0%
#MahomesNT1of1	Aaron Hank	53,127	15.9%
#MahomesNT1of1	CS Asset Manager (2)	46,451	13.9%
#MANTLE1952TOPPSPSA8	Jeffrey Clarke (3)	5,000	10.0%
#MANTLE1952TOPPSPSA8	CS Asset Manager (2)	1,144	2.3%
#Mantle1953Topps8	CS Asset Manager (2)	1,417	13.7%
#MANTLE52TOPPSPSA7	John Cole	3,696	11.7%
#MANTLE52TOPPSPSA7	Jude Arena (3)	4,231	13.4%
#MANTLE52TOPPSPSA7	CS Asset Manager (2)	1,598	5.1%
#MantleDebutStub	Eric Naierman (3)	3,000	25.4%
#MantleDebutStub	CS Asset Manager (2)	3,989	33.7%

Series	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
#MARINOMANNINGFAVREJERSEYS	Platt Group (3)	3,075	59.2%
#MARINOMANNINGFAVREJERSEYS	CS Asset Manager (2)	33	*
#MAYS1951BOWMAN7	Ben Federman (3)	1,362	13.0%
#MAYS1951BOWMAN7	Jack Smith (3)	2,250	21.4%
#MAYS1951BOWMAN7	CS Asset Manager (2)	463	4.4%
#MAYS1952PSA8	Jude Arena (3)	15,840	62.7%
#MAYS1952PSA8	CS Asset Manager (2)	1,424	5.6%
#MessiMegacracks#71PSA9	Jack Smith (3)	2,351	26.1%
#MessiMegacracks#71PSA9	CS Asset Manager (2)	343	3.8%
#MLBALLSTARGAMETICKETRUNCOLLECTION	max greenes (3)	1,991	39.1%
#MLBALLSTARGAMETICKETRUNCOLLECTION	CS Asset Manager (2)	724	14.2%
#MLBHALLOFFAMEBASEBALL	Platt Group (3)	22,400	72.6%
#MLBHALLOFFAMEBASEBALL	CS Asset Manager (2)	575	1.9%
#MPJChampionshipTicket	Craig Bonnifield (3)	726	23.1%
#MPJChampionshipTicket	CS Asset Manager (2)	279	8.9%
#NegroLeagueLegendaryCutsBasket	James Sharpe (3)	1,250	13.5%
#NegroLeagueLegendaryCutsBasket	max greenes (3)	2,380	25.6%
#NegroLeagueLegendaryCutsBasket	CS Asset Manager (2)	1,309	14.1%
#NolanRyan1968MiltonBradleyPSA9	Ben Federman (3)	12,940	37.5%
#NolanRyan1968MiltonBradleyPSA9	CS Asset Manager (2)	4,539	13.2%
#OVECHKINSPAUTHBASKET9.5	Donald Gordon	666	20.6%
#OvechkinTheCupBGSGemMint9.5	Andrew Spellman (3)	7,622	16.3%
#PaulPierce2010ASGJersey	Jason Silverstein (3)	4,474	71.1%
#PaulPierce2010ASGJersey	CS Asset Manager (2)	746	11.9%
#Pele1958AmericanaPSA3	Courtney Gebeau (3)	8,010	63.2%
#Pele1958AmericanaPSA3	CS Asset Manager (2)	2,228	17.6%
#PeytonManningMVPHelmet	Anthony Arnold (3)	7,197	18.9%
#PeytonManningMVPHelmet	Justin Cornett (3)	5,250	13.8%
#PeytonManningMVPHelmet	William Robertson (3)	5,521	14.5%
#PeytonManningMVPHelmet	CS Asset Manager (2)	6,788	17.9%
#RipkenRookieJersey&CardBasket	John Randolph (3)	9,700	60.9%
#RipkenRookieJersey&CardBasket	CS Asset Manager (2)	3,509	22.0%
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	Nathan Martin (3)	6,414	55.5%
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	CS Asset Manager (2)	1,149	9.9%
#RONALDO2003PANINIMEGACRAQUESPSA10	Nathan Martin (3)	22,308	68.5%
#RONALDO2003PANINIMEGACRAQUESPSA10	CS Asset Manager (2)	5,314	16.3%
#Ruth33GoudeySGC8	Robert Deaton (3)	1,685	11.8%
#Ruth33GoudeySGC8	CS Asset Manager (2)	676	4.8%
#Ruth33GoudeySGC8	Michael Brown	1,740	12.2%
#TheRockBumbleBeePSA10	Jack Smith (3)	3,108	32.2%
#TheRockBumbleBeePSA10	CS Asset Manager (2)	660	6.8%

Series	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
#TIGERSIFORKIDS	Alan Vaynerchuk (3)	1,000	40.2%
#TIGERSIFORKIDS	CS Asset Manager (2)	102	4.1%
#TigerWoodsDebutTicket	Jeffrey Tingelstad	1,699	20.4%
#TigerWoodsDebutTicket	CS Asset Manager (2)	4,627	55.5%
#TimDuncanPMGGreen	Bennett Miller (3)	36,515	80.3%
#TraeYoungFlawlessGreenBGS9	Steven Bloom (3)	1,005	39.6%
#TROUTFINESTSUPERFRACTOR	Michael Cancelliere (3)	6,601	23.4%
#TROUTFINESTSUPERFRACTOR	CS Asset Manager (2)	3,192	11.3%
#UNITAS1965JERSEY	Platt Group (3)	9,895	59.3%
#UNITAS1965JERSEY	William Ammons (3)	5,142	30.8%
#WILTCHAMBERLAIN1961FLEERRCPSA9	Ben Federman (3)	7,801	21.9%
#WILTCHAMBERLAIN1961FLEERRCPSA9	CS Asset Manager (2)	6,048	17.0%
#YAODUNCANDIRKTRIPLELOGOMAN	Andrew Spellman (3)	31,882	93.2%
#ZIONRPABGS9	Leor Moshe (3)	816	12.2%
#ZIONRPABGS9	CS Asset Manager (2)	388	5.8%

(1)	All ownership is direct unless otherwise indicated.
(2)	CS Asset Manager, LLC (the “Manager”) is the Manager of each of the Series. The Manager’s address is 484 Broome St., New York, NY 10013.
(3)	Our officers may be deemed the beneficial owners of the units owned by the Manager. Their address is the same as that of the Manager. Additionally, all 10%+ unit owners listed above may be contacted at the office of the Manager.

Item 5. Interest of Management and Others in Certain Transactions

In 2023 and 2024, no items were offered to the public on the Collectable platform, including items from the collection of Management.

Item 6. Other Information

None

Item 7. Financial Statements

R T ECKHOUSE AND ASSOCIATES

Most Trusted CPAs and Advisors

Priceless Results since 1978

To the Member of

Collectable Sports Assets, LLC

New York, New York

Opinion

We have audited the accompanying consolidated financial statements of Collectable Sports Assets, LLC (the "Company"), which comprise the consolidated balance sheets on a consolidated basis and for each listed Series of Collectable Sports Assets, LLC (Series) as of December 31, 2024 and 2023, and the related consolidated statements of operations, members’ equity(deficit), and cash flows on a consolidated basis and for each listed Series for the year ended December 31, 2024 and 2023 and the related notes to the consolidated financial statements.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Collectable Sports Assets, LLC and each listed Series as of December 31, 2024 and 2023, and the results of their operations and their cash flows for the Company and each listed Series for the year ended December 31, 2024 and 2023 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Substantial Doubt About the Company’s and Each Listed Series’ Ability to Continue as a Going Concern

The accompanying consolidated financial statements and each listed Series’ financial statements have been prepared assuming that the Company and each listed Series will continue as a going concern. As described in Note 2 to the consolidated financial statements, the Company has not generated substantial revenues, has limited operating history, and is financially dependent upon its manager. The Company has stated that substantial doubt exists about the Company’s ability and each listed Series’ ability to continue as a going concern. Management’s evaluation of the events and conditions and plans in regard to these matters are also described in Note 2. The consolidated financial statements and each listed Series’ financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements on a consolidated basis and for each listed Series in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

433 G Street, Suite 420 San Diego, CA 92101	619-831-9246

Auditor’s Responsibility for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

/s/ R T Eckhouse and Associates

San Diego, CA

June 25, 2025

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#03EXQUISITE BOX	#03TOPPS CHROME WAX	#18-19BASKET BALLGROWTH BASKET	#1909E95S GCSET	#1959TOPPSBASE BALLSET
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,027.50	-	1,032.00	1,052.50	1,002.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,027.50	-	1,032.00	1,052.50	1,002.50
TOTAL CURRENT ASSETS	$2,055.00	$-	$2,064.00	$2,105.00	$2,005.00

Other Assets
Collectable Assets	$36,972.18	$-	$-	$-	$-
TOTAL OTHER ASSETS	$36,972.18

TOTAL ASSETS	$39,027.18	$-	$2,064.00	$2,105.00	$2,005.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,027.50	-	-	-	-
TOTAL CURRENT LIABILITIES	$1,027.50	$-	$-	$-	$-

TOTAL LIABILITIES	$1,027.50	$-	$-	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$84,750.00	$24,350.00	$44,714.00	$37,050.00	$85,550.00
Membership Distributions	-	(7,573.50)	(5,420.87)	(12,966.75)	(46,102.75)
Retained Equity	(46,750.32)	(16,776.50)	(37,229.13)	(21,978.25)	(37,442.25)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$37,999.68	$-	$2,064.00	$2,105.00	$2,005.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$39,027.18	$-	$2,064.00	$2,105.00	$2,005.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#1964KOUFAX JERSEY	#1969TOPPS BASKET BALLSET	#1980Topps Basketball Wax	#1986WAX	#2000PLAYOFF CONTENDERS WAX
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,035.00	1,095.00	997.50	2,050.00	1,067.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,035.00	1,095.00	997.50	1,050.00	1,067.50
TOTAL CURRENT ASSETS	$2,070.00	$2,190.00	$1,995.00	$3,100.00	$2,135.00

Other Assets
Collectable Assets	$358,408.49	$-	$-	$107,080.31	$8,108.25
TOTAL OTHER ASSETS

TOTAL ASSETS	$360,478.49	$2,190.00	$1,995.00	$110,180.31	$10,243.25

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable		-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,035.00	-	-	2,050.00	1,067.50
TOTAL CURRENT LIABILITIES	$1,035.00	$-	$-	$2,050.00	$1,067.50

TOTAL LIABILITIES	$1,035.00	$-	$-	$2,050.00	$1,067.50

MEMBERS’ EQUITY
Membership Contributions	$438,500.00	$152,550.00	$74,620.00	$193,250.00	$24,650.00
Membership Distributions	-	(142,663.43)	(27,854.50)	-	-
Retained Equity	(79,056.51)	(7,696.57)	(44,770.50)	(85,119.69)	(15,474.25)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$359,443.49	$2,190.00	$1,995.00	$108,130.31	$9,175.75

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$360,478.49	$2,190.00	$1,995.00	$110,180.31	$10,243.25

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#48LeafRuth SGC8	#49Bowman JackieAuto	#86Auto FleerSet	#96Skybox E-X2000Wax	#AARON1954 PSA8.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,030.00	986.50	-	1,024.50	1,200.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,030.00	986.50	-	1,024.50	1,200.00
TOTAL CURRENT ASSETS	$2,060.00	$1,973.00	$-	$2,049.00	$2,400.00

Other Assets
Collectable Assets	$17,471.44	$50,202.10	$-	$8,402.21	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$19,531.44	$52,175.10	$-	$10,451.21	$2,400.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable					-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,030.00	986.50	-	1,024.50	-
TOTAL CURRENT LIABILITIES	$1,030.00	$986.50	$-	$1,024.50	$-

TOTAL LIABILITIES	$1,030.00	$986.50	$-	$1,024.50	$-

MEMBERS’ EQUITY
Membership Contributions	$54,250.00	$77,200.00	$-	$32,170.00	$124,400.00
Membership Distributions	-	-	-	-	(158,950.00)
Retained Equity	(35,748.56)	(26,011.40)	-	(22,743.29)	36,950.00
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$18,501.44	$51,188.60	$-	$9,426.71	$2,400.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$19,531.44	$52,175.10	$-	$10,451.21	$2,400.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#ACUNA GOLD9.5	#ALIW BCBELT	#ALKALINE 1954 TOPPSPSA9	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,065.00	4,883.11	1,012.50	-	2,850.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,065.00	4,243.11	1,012.50	-	2,850.00
TOTAL CURRENT ASSETS	$2,130.00	$9,126.22	$2,025.00	$-	$5,700.00

Other Assets
Collectable Assets	$-	$294,000.00	$-	$-	$2,080.40
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,130.00	$303,126.22	$2,025.00	$-	$7,780.40

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	4,243.11	-	-	2,850.00
TOTAL CURRENT LIABILITIES	$-	$4,243.11	$-	$-	$2,850.00

TOTAL LIABILITIES	$-	$4,243.11	$-	$-	$2,850.00

MEMBERS’ EQUITY
Membership Contributions	$27,505.00	$432,640.00	$42,550.00	$126,440.00	$29,720.00
Membership Distributions	(11,687.50)	-	(30,735.17)	(53,130.10)	-
Retained Equity	(13,687.50)	(39,676.89)	(9,789.83)	(73,309.90)	(16,369.66)
Net Income / (loss)	-	(94,080.00)	-	-	(8,419.94)
TOTAL MEMBERS’ EQUITY	$2,130.00	$298,883.11	$2,025.00	$-	$4,930.40

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,130.00	$303,126.22	$2,025.00	$-	$7,780.40

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#AaronDecade Basket	#AcunaBowman 10Basket	#AlexRodriguez09 WSUniform	#AliRookie CardBVG8	#BANKS1954 PSA9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,081.00	985.00	995.00	-	2,180.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,081.00	985.00	995.00	-	2,180.00
TOTAL CURRENT ASSETS	$2,162.00	$1,970.00	$1,990.00	$-	$4,360.00

Other Assets
Collectable Assets	$-	$-	$27,607.50	$15,023.25	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,162.00	$1,970.00	$29,597.50	$15,023.25	$4,360.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	995.00	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$995.00	$-	$-

TOTAL LIABILITIES	$-	$-	$995.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$86,520.00	$103,500.00	$149,500.00	$60,700.00	$91,925.00
Membership Distributions	(56,862.45)	(28,350.90)	-	-	(155,000.00)
Retained Equity	(27,495.55)	(73,179.10)	(120,897.50)	(45,600.87)	67,435.00
Net Income / (loss)	-	-	-	(75.88)	-
TOTAL MEMBERS’ EQUITY	$2,162.00	$1,970.00	$28,602.50	$15,023.25	$4,360.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,162.00	$1,970.00	$29,597.50	$15,023.25	$4,360.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#BETTSGOLD REFRACTOR BASKET	#BRADYPLAYOFF CONTENDERS BASKET	#BRADY REEBOKF LAWLESS	#BRADY ROOKIE	#BabeRuth BowsOutPhoto
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,292.00	1,031.25	1,120.00	1,135.00	1,017.40
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,042.00	1,031.25	1,120.00	1,135.00	1,017.40
TOTAL CURRENT ASSETS	$2,334.00	$2,062.50	$2,240.00	$2,270.00	$2,034.80

Other Assets
Collectable Assets	$-	$33,295.12	$-	$44,782.50	$33,001.25
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,334.00	$35,357.62	$2,240.00	$47,052.50	$35,036.05

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	250.00	1,031.25	-	1,135.00	1,017.40
TOTAL CURRENT LIABILITIES	$250.00	$1,031.25	$-	$1,135.00	$1,017.40

TOTAL LIABILITIES	$250.00	$1,031.25	$-	$1,135.00	$1,017.40

MEMBERS’ EQUITY
Membership Contributions	$63,990.00	$93,300.00	$48,804.00	$59,710.00	$50,860.00
Membership Distributions	(18,577.59)	-	(70,000.00)	-	-
Retained Equity	(43,328.41)	(58,973.63)	23,436.00	(13,792.50)	(10,407.60)
Net Income / (loss)	-	-	-	-	(6,433.75)
TOTAL MEMBERS’ EQUITY	$2,084.00	$34,326.37	$2,240.00	$45,917.50	$34,018.65

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,334.00	$35,357.62	$2,240.00	$47,052.50	$35,036.05

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Bellinger Orange BGS9.5	#BettsBlue Refractor Basket	#BobbyOrr BruinsJersey	#Brady01 TicketBooklet	#Brady2000 SPXSpectrum BGS9.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,015.00	1,115.00	860.00	1,015.00	790.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,015.00	1,115.00	860.00	1,015.00	790.00
TOTAL CURRENT ASSETS	$2,030.00	$2,230.00	$1,720.00	$2,030.00	$1,580.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$48,270.82
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,030.00	$2,230.00	$1,720.00	$2,030.00	$49,850.82

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	790.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$790.00

TOTAL LIABILITIES	$-	$-	$-	$-	$790.00

MEMBERS’ EQUITY
Membership Contributions	$27,800.00	$33,850.00	$429,000.00	$11,990.00	$563,500.00
Membership Distributions	(2,807.80)	(5,121.25)	(399,000.00)	(3,967.72)	-
Retained Equity	(22,962.20)	(26,498.75)	(28,280.00)	(5,992.28)	(514,439.18)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$2,030.00	$2,230.00	$1,720.00	$2,030.00	$49,060.82

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,030.00	$2,230.00	$1,720.00	$2,030.00	$49,850.82

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Brady Bowman10	#Brady Championship Ticket	#Brady DebutTicket	#CHAMBERLAIN HSUNIFORM	#CHAMBERLAIN PHILAJERSEY59-60
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	-	982.50	4,030.00	375.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	-	982.50	4,030.00	375.00
TOTAL CURRENT ASSETS	$-	$-	$1,965.00	$8,060.00	$750.00

Other Assets
Collectable Assets	$-	$198,815.49	$-	$268,043.75	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$-	$198,815.49	$1,965.00	$276,103.75	$750.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable					-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	4,030.00	-
TOTAL CURRENT LIABILITIES	$-	$-	$-	$4,030.00	$-

TOTAL LIABILITIES	$-	$-	$-	$4,030.00	$-

MEMBERS’ EQUITY
Membership Contributions	$31,400.00	$2,312,000.00	$115,750.00	$323,280.00	$1,335,000.00
Membership Distributions	(8,491.50)	-	(13,090.00)	-	(1,508,992.74)
Retained Equity	(22,908.50)	(2,113,184.51)	(100,695.00)	-	174,742.74
Net Income / (loss)	-	-	-	(51,206.25)	-
TOTAL MEMBERS’ EQUITY	$-	$198,815.49	$1,965.00	$272,073.75	$750.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$-	$198,815.49	$1,965.00	$276,103.75	$750.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET	#COBBMINTE98	#COBBVINTAGE T206PHOTO	#CROSBY THECUP BASKET
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	$-	1,152.50	9,437.50	1,072.50	1,030.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,152.50	9,437.50	1,072.50	1,030.00
TOTAL CURRENT ASSETS	$-	$2,305.00	$18,875.00	$2,145.00	$2,060.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$43,861.09
TOTAL OTHER ASSETS

TOTAL ASSETS	$-	$2,305.00	$18,875.00	$2,145.00	$45,921.09

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	1,030.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$1,030.00

TOTAL LIABILITIES	$-	$-	$-	$-	$1,030.00

MEMBERS’ EQUITY
Membership Contributions	$83,999.50	$114,750.00	$309,500.00	$54,255.00	$212,700.00
Membership Distributions	(56,100.00)	(75,877.44)	(189,592.11)	(16,808.29)	-
Retained Equity	(27,899.50)	(36,567.56)	(101,032.89)	(35,301.71)	(139,285.53)
Net Income / (loss)	-	-	-	-	(28,523.38)
TOTAL MEMBERS’ EQUITY	$-	$2,305.00	$18,875.00	$2,145.00	$44,891.09

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$-	$2,305.00	$18,875.00	$2,145.00	$45,921.09

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#CURRY BASKET	#CURRYRP ABGS9.5	#CassiusClaySony ListonUPIType1	#CharlesBarkley SunsJersey	#ChicagoBulls DynastyHardwood
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,312.06	1,005.00	1,110.50	985.00	860.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,112.06	1,005.00	1,110.50	985.00	860.00
TOTAL CURRENT ASSETS	$2,424.12	$2,010.00	$2,221.00	$1,970.00	$1,720.00

Other Assets
Collectable Assets	$-	$-	$-	$41,973.75	$72,858.66
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,424.12	$2,010.00	$2,221.00	$43,943.75	$74,578.66

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	985.00	860.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$985.00	$860.00

TOTAL LIABILITIES	$-	$-	$-	$985.00	$860.00

MEMBERS’ EQUITY
Membership Contributions	$40,860.00	$501,500.00	$24,950.00	$159,900.00	$366,250.00
Membership Distributions	(70,000.00)	(780,000.00)	(3,169.56)	-	-
Retained Equity	31,564.12	280,510.00	(19,559.44)	(21,001.25)	(292,531.34)
Net Income / (loss)	-	-	-	(95,940.00)	-
TOTAL MEMBERS’ EQUITY	$2,424.12	$2,010.00	$2,221.00	$42,958.75	$73,718.66

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,424.12	$2,010.00	$2,221.00	$43,943.75	$74,578.66

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#ChrisBoshGame WornRaptors Sneakers	#Clemente 65-68Bat	#Cristiano RonaldoRC1of1	#CrosbyWinter ClassicSkates	#CurryGold ToppsPSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,212.00	1,010.25	11,875.00	1,090.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,212.00	1,010.25	11,875.00	1,090.00	-
TOTAL CURRENT ASSETS	$2,424.00	$2,020.50	$23,750.00	$2,180.00	$-

Other Assets
Collectable Assets	$1,588.12	$-	$57,909.38	$-	$19,998.00
TOTAL OTHER ASSETS

TOTAL ASSETS	$4,012.12	$2,020.50	$81,659.38	$2,180.00	$19,998.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,212.00	-	11,875.00	-	-
TOTAL CURRENT LIABILITIES	$1,212.00	$-	$11,875.00	$-	$-

TOTAL LIABILITIES	$1,212.00	$-	$11,875.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$18,150.00	$31,725.00	$266,250.00	$19,100.00	$32,000.00
Membership Distributions	-	(27,853.74)	-	(3,016.58)	-
Retained Equity	(13,703.72)	(1,850.76)	(196,465.62)	(13,903.42)	(12,002.00)
Net Income / (loss)	(1,646.16)	-	-	-	-
TOTAL MEMBERS’ EQUITY	$2,800.12	$2,020.50	$69,784.38	$2,180.00	$19,998.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$4,012.12	$2,020.50	$81,659.38	$2,180.00	$19,998.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROMEREFR ACTORPSA10	#DWADE ULTIMATE	#DaveBing Signed50 GreatestNBAPlay
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,130.00	2,779.56	-	1,035.00	1,185.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,130.00	2,779.56	-	1,035.00	1,185.00
TOTAL CURRENT ASSETS	$2,260.00	$5,559.12	$-	$2,070.00	$2,370.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$26,627.50
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,260.00	$5,559.12	$-	$2,070.00	$28,997.50

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,047.06	-	-	1,185.00
TOTAL CURRENT LIABILITIES	$-	$1,047.06	$-	$-	$1,185.00

TOTAL LIABILITIES	$-	$1,047.06	$-	$-	$1,185.00

MEMBERS’ EQUITY
Membership Contributions	$97,550.00	$64,700.00	$13,100.00	$44,090.00	$106,510.00
Membership Distributions	(28,814.22)	(9,817.50)	(4,802.50)	(6,426.00)	-
Retained Equity	(66,475.78)	(50,370.44)	(8,297.50)	(35,594.00)	(78,697.50)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$2,260.00	$4,512.06	$-	$2,070.00	$27,812.50

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,260.00	$5,559.12	$-	$2,070.00	$28,997.50

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Devers Superfractor	#Donovan Mitchell NT9.5	#Durant07-08 Exquisite Limited LogosBGS9.5	#ELWAY1984 ROOKIE CARDPSA10 BASKET	#EMMITT SMITH 10KJERSEY
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,240.00	1,067.50	945.30	-	1,160.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,240.00	1,067.50	945.30	-	1,160.00
TOTAL CURRENT ASSETS	$2,480.00	$2,135.00	$1,890.60	$-	$2,320.00

Other Assets
Collectable Assets	$-	$-	$221,824.70	$-	$26,846.87
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,480.00	$2,135.00	$223,715.30	$-	$29,166.87

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	945.30	-	1,160.00
TOTAL CURRENT LIABILITIES	$-	$-	$945.30	$-	$1,160.00

TOTAL LIABILITIES	$-	$-	$945.30	$-	$1,160.00

MEMBERS’ EQUITY
Membership Contributions	$37,200.00	$31,250.00	$222,770.00	$31,250.00	$60,500.00
Membership Distributions	(78,500.00)	(4,284.00)	-	(9,409.50)	-
Retained Equity	43,780.00	(24,831.00)	-	(21,840.50)	(32,493.13)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$2,480.00	$2,135.00	$222,770.00	$-	$28,006.87

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,480.00	$2,135.00	$223,715.30	$-	$29,166.87

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#EMMITT SMITHMVP BASKET	#EddiePlank T206PSA4	#EmbiidFirst50 PointGameJersey	#ErlingHaaland PSA10Basket	#Eruzione1980 MiracleOnIce GoldJersey
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	3,260.00	900.00	1,020.00	-	1,195.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	3,260.00	900.00	1,020.00	-	1,195.00
TOTAL CURRENT ASSETS	$6,520.00	$1,800.00	$2,040.00	$-	$2,390.00

Other Assets
Collectable Assets	$18,281.25	$199,809.86	$8,869.50	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$24,801.25	$201,609.86	$10,909.50	$-	$2,390.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable					-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	3,260.00	900.00	1,020.00	-	-
TOTAL CURRENT LIABILITIES	$3,260.00	$900.00	$1,020.00	$-	$-

TOTAL LIABILITIES	$3,260.00	$900.00	$1,020.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$117,000.00	$318,200.00	$39,420.00	$14,560.00	$708,000.00
Membership Distributions	-	-	-	(3,562.52)	(714,580.00)
Retained Equity	(66,208.75)	(79,646.23)	(29,530.50)	(10,997.48)	8,970.00
Net Income / (loss)	(29,250.00)	(37,843.91)	-	-	-
TOTAL MEMBERS’ EQUITY	$21,541.25	$200,709.86	$9,889.50	$-	$2,390.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$24,801.25	$201,609.86	$10,909.50	$-	$2,390.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#FRANK ROBINSON1957 PSA9BASKET	#FRANK ROBINSON 500HRBAT	#GIANNIS GOLD IMMACULATE	#GIANNISRPA	#GLEYBER TORRES ORANGE9.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,254.00	1,035.40	1,165.00	1,225.00	1,042.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,454.00	1,035.40	1,165.00	1,225.00	1,042.50
TOTAL CURRENT ASSETS	$2,708.00	$2,070.80	$2,330.00	$2,450.00	$2,085.00

Other Assets
Collectable Assets	$-	$-	$8,832.00	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,708.00	$2,070.80	$11,162.00	$2,450.00	$2,085.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	400.00	-	1,165.00	-	-
TOTAL CURRENT LIABILITIES	$400.00	$-	$1,165.00	$-	$-

TOTAL LIABILITIES	$400.00	$-	$1,165.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$78,580.00	$174,500.00	$51,200.00	$118,980.00	$21,940.00
Membership Distributions	(96,000.00)	(200,000.00)	-	(200,000.00)	(1,535.80)
Retained Equity	19,728.00	27,570.80	(41,203.00)	83,470.00	(18,319.20)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$2,308.00	$2,070.80	$9,997.00	$2,450.00	$2,085.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,708.00	$2,070.80	$11,162.00	$2,450.00	$2,085.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#GRETZKY OPEE CHEE1979	#GRIFFEY89 UPPERDECK SGCGOLD	#GaryCarter 1975PSA10 Basket	#Giannis48 PointGame Sneakers	#Gretzky 1979 Topps9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,380.00	-	-	1,050.00	315.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,380.00	-	-	1,050.00	315.00
TOTAL CURRENT ASSETS	$2,760.00	$-	$-	$2,100.00	$630.00

Other Assets
Collectable Assets	$57,842.23	$-	$-	$4,625.94	$20,230.25
TOTAL OTHER ASSETS

TOTAL ASSETS	$60,602.23	$-	$-	$6,725.94	$20,860.25

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,380.00	-	-	1,050.00	315.00
TOTAL CURRENT LIABILITIES	$1,380.00	$-	$-	$1,050.00	$315.00

TOTAL LIABILITIES	$1,380.00	$-	$-	$1,050.00	$315.00

MEMBERS’ EQUITY
Membership Contributions	$70,780.00	$17,360.00	$39,000.00	$26,200.00	$59,380.00
Membership Distributions	-	(4,062.74)	(27,348.75)	-	-
Retained Equity	(11,557.77)	(13,297.26)	(11,651.25)	(14,218.87)	(38,834.75)
Net Income / (loss)	-	-	-	(6,305.19)	-
TOTAL MEMBERS’ EQUITY	$59,222.23	$-	$-	$5,675.94	$20,545.25

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$60,602.23	$-	$-	$6,725.94	$20,860.25

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Gretzky1981 SportsIllustrated CoverCGC9.4	#HARMONKILLE BREW1955 TOPPSPSA9	#HamiltonChrome OrangeSapphire	#HonusWagner 1910PSA5	#JACKIE ROBINSON AUTOBAT
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	4,000.00	1,272.50	1,060.00	-	5,341.47
Due from Affiliate	-	-	-	-	-
Reserve - Asset	4,000.00	1,272.50	1,060.00	-	5,101.47
TOTAL CURRENT ASSETS	$8,000.00	$2,545.00	$2,120.00	$-	$10,442.94

Other Assets
Collectable Assets	$-	$-	$11,910.71	$-	$34,068.75
TOTAL OTHER ASSETS

TOTAL ASSETS	$8,000.00	$2,545.00	$14,030.71	$-	$44,511.69

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable				-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,060.00	-	5,101.47
TOTAL CURRENT LIABILITIES	$-	$-	$1,060.00	$-	$5,101.47

TOTAL LIABILITIES	$-	$-	$1,060.00	$-	$5,101.47

MEMBERS’ EQUITY
Membership Contributions	$39,600.00	$43,940.00	$60,000.00	$100,680.00	$87,240.00
Membership Distributions	(19,210.00)	(21,130.43)	-	(79,474.00)	-
Retained Equity	(12,390.00)	(20,264.57)	(46,675.53)	(21,206.00)	(47,829.78)
Net Income / (loss)	-	-	(353.76)	-	-
TOTAL MEMBERS’ EQUITY	$8,000.00	$2,545.00	$12,970.71	$-	$39,410.22

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$8,000.00	$2,545.00	$14,030.71	$-	$44,511.69

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#JETERFOILRC BASKETBGS9.5	#JORDAN85 NIKEBASKET	#JORDAN EXQUISITEBGS8	#JORDAN PSA10	#JORDAN ROOKIE JERSEY
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,152.50	1,256.00	1,165.00	1,207.48	1,855.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,152.50	1,256.00	1,165.00	707.48	1,855.00
TOTAL CURRENT ASSETS	$2,305.00	$2,512.00	$2,330.00	$1,914.96	$3,710.00

Other Assets
Collectable Assets	$-	$-	$13,346.75	$100,162.52	$139,178.08
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,305.00	$2,512.00	$15,676.75	$102,077.48	$142,888.08

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,165.00	707.48	1,855.00
TOTAL CURRENT LIABILITIES	$-	$-	$1,165.00	$707.48	$1,855.00

TOTAL LIABILITIES	$-	$-	$1,165.00	$707.48	$1,855.00

MEMBERS’ EQUITY
Membership Contributions	$103,350.00	$141,530.00	$81,300.00	$101,370.00	$246,500.00
Membership Distributions	(7,027.80)	(203,000.00)	-	-	-
Retained Equity	(94,017.20)	63,982.00	(66,788.25)	-	(86,576.87)
Net Income / (loss)	-	-	-	-	(18,890.05)
TOTAL MEMBERS’ EQUITY	$2,305.00	$2,512.00	$14,511.75	$101,370.00	$141,033.08

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,305.00	$2,512.00	$15,676.75	$102,077.48	$142,888.08

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#JORDANSIGNED PROFESSIONAL BAT	#Jackie Leaf3.5	#JackieRobinson 1952Topps PSA8.5	#JackieRobinson 53Topps8	#JimmieFoxx 1938Bat
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,077.50	920.00	825.00	1,055.00	990.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,077.50	920.00	825.00	1,055.00	990.00
TOTAL CURRENT ASSETS	$2,155.00	$1,840.00	$1,650.00	$2,110.00	$1,980.00

Other Assets
Collectable Assets	$-	$-	$261,022.65	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,155.00	$1,840.00	$262,672.65	$2,110.00	$1,980.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	825.00	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$825.00	$-	$-

TOTAL LIABILITIES	$-	$-	$825.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$52,900.00	$42,200.00	$576,050.00	$59,000.00	$98,600.00
Membership Distributions	(13,756.88)	(11,920.00)	-	(23,052.00)	(76,618.75)
Retained Equity	(36,988.12)	(28,440.00)	(314,202.35)	(33,838.00)	(20,001.25)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$2,155.00	$1,840.00	$261,847.65	$2,110.00	$1,980.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,155.00	$1,840.00	$262,672.65	$2,110.00	$1,980.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#JokicRefractor 1of1	#Jordan86 FleerBGS9.5 Basket	#JordanExquisite 8.5Flashback	#JordanFleer 86SGC10	#JordanLe BronMagic TripleSigs
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,174.62	-	1,005.00	1,405.00	1,048.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,174.62	-	1,005.00	1,405.00	1,048.00
TOTAL CURRENT ASSETS	$2,349.24	$-	$2,010.00	$2,810.00	$2,096.00

Other Assets
Collectable Assets	$-	$55,437.65	$45,171.63	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,349.24	$55,437.65	$47,181.63	$2,810.00	$2,096.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,005.00	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$1,005.00	$-	$-

TOTAL LIABILITIES	$-	$-	$1,005.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$24,110.00	$143,550.00	$181,000.00	$200,900.00	$86,750.00
Membership Distributions	(6,076.68)	-	-	(49,087.50)	(19,167.50)
Retained Equity	(15,684.08)	(88,112.35)	(134,823.37)	(149,002.50)	(65,486.50)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$2,349.24	$55,437.65	$46,176.63	$2,810.00	$2,096.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,349.24	$55,437.65	$47,181.63	$2,810.00	$2,096.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#JordanLe BronSign oftheTimes	#JordanMagicLe BronTriple AutoJersey	#JoshAllen GoldBGS9.5	#JustinHerbert Hidden TreasureRPA	#KAWHI BASKET
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,050.00	930.30	1,050.00	1,015.00	2,040.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,050.00	930.30	1,050.00	1,015.00	2,040.00
TOTAL CURRENT ASSETS	$2,100.00	$1,860.60	$2,100.00	$2,030.00	$4,080.00

Other Assets
Collectable Assets	$46,209.77	$-	$30,200.00	$12,159.37	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$48,309.77	$1,860.60	$32,300.00	$14,189.37	$4,080.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,050.00	-	1,050.00	1,015.00	-
TOTAL CURRENT LIABILITIES	$1,050.00	$-	$1,050.00	$1,015.00	$-

TOTAL LIABILITIES	$1,050.00	$-	$1,050.00	$1,015.00	$-

MEMBERS’ EQUITY
Membership Contributions	$171,000.00	$131,900.00	$31,250.00	$64,850.00	$71,610.00
Membership Distributions	-	(130,000.00)	-	-	(4,412.86)
Retained Equity	(121,257.75)	(39.40)	-	(51,675.63)	(63,117.14)
Net Income / (loss)	(2,482.48)	-	-	-	-
TOTAL MEMBERS’ EQUITY	$47,259.77	$1,860.60	$31,250.00	$13,174.37	$4,080.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$48,309.77	$1,860.60	$32,300.00	$14,189.37	$4,080.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#KOBEREEBOK IVERSONRETROS	#KOUFAX 1955PSA8.5	#KOUFAX 55PSA9	#KareemPoints RecordBall	#KevinDurant HSJersey
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,020.00	1,270.00	900.00	850.00	885.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,020.00	1,270.00	900.00	850.00	885.00
TOTAL CURRENT ASSETS	$2,040.00	$2,540.00	$1,800.00	$1,700.00	$1,770.00

Other Assets
Collectable Assets	$20,843.75	$-	$156,220.43	$23,472.53	$21,281.25
TOTAL OTHER ASSETS

TOTAL ASSETS	$22,883.75	$2,540.00	$158,020.43	$25,172.53	$23,051.25

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,020.00	-	900.00	850.00	885.00
TOTAL CURRENT LIABILITIES	$1,020.00	$-	$900.00	$850.00	$885.00

TOTAL LIABILITIES	$1,020.00	$-	$900.00	$850.00	$885.00

MEMBERS’ EQUITY
Membership Contributions	$92,000.00	$37,920.00	$497,500.00	$392,500.00	$227,000.00
Membership Distributions	-	(100,000.00)	-	-	-
Retained Equity	(70,136.25)	64,620.00	(289,728.00)	(343,507.42)	(169,365.00)
Net Income / (loss)	-	-	(50,651.57)	(24,670.05)	(35,468.75)
TOTAL MEMBERS’ EQUITY	$21,863.75	$2,540.00	$157,120.43	$24,322.53	$22,166.25

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$22,883.75	$2,540.00	$158,020.43	$25,172.53	$23,051.25

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Kobe1997 AirBallGame UsedShoes	#KobeBlack HistoryMonth FinalSeasonShoes	#KobeBryant 2001Warm UpJacket	#KobeBryant FirstWhite #24Jersey	#KobeBryant RookieSneakers
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	400.00	1,005.00	995.00	550.00	1,005.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	400.00	1,005.00	995.00	550.00	1,005.00
TOTAL CURRENT ASSETS	$800.00	$2,010.00	$1,990.00	$1,100.00	$2,010.00

Other Assets
Collectable Assets	$-	$12,993.04	$73,454.06	$122,856.60	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$800.00	$15,003.04	$75,444.06	$123,956.60	$2,010.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,005.00	995.00	550.00	-
TOTAL CURRENT LIABILITIES	$-	$1,005.00	$995.00	$550.00	$-

TOTAL LIABILITIES	$-	$1,005.00	$995.00	$550.00	$-

MEMBERS’ EQUITY
Membership Contributions	$132,300.00	$77,200.00	$209,100.00	$710,700.00	$138,000.00
Membership Distributions	(94,000.00)	-	-	-	(152,500.00)
Retained Equity	(37,500.00)	(43,915.75)	(134,650.94)	(545,532.04)	16,510.00
Net Income / (loss)	-	(19,286.21)	-	(41,761.36)	-
TOTAL MEMBERS’ EQUITY	$800.00	$13,998.04	$74,449.06	$123,406.60	$2,010.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$800.00	$15,003.04	$75,444.06	$123,956.60	$2,010.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#KobeBryant RoyalBlue JordanSneakers	#KobeFinal SeasonSneakers	#KobeLeBron JordanMagic QuadAuto	#Koufax PSA8	#LBJ Exquisite
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	985.00	1,010.00	1,010.00	1,090.00	175.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	985.00	1,010.00	1,010.00	1,090.00	175.00
TOTAL CURRENT ASSETS	$1,970.00	$2,020.00	$2,020.00	$2,180.00	$350.00

Other Assets
Collectable Assets	$15,269.92	$19,919.57	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$17,239.92	$21,939.57	$2,020.00	$2,180.00	$350.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	985.00	1,010.00	-	-	-
TOTAL CURRENT LIABILITIES	$985.00	$1,010.00	$-	$-	$-

TOTAL LIABILITIES	$985.00	$1,010.00	$-	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$93,001.00	$64,800.00	$127,000.00	$44,450.00	$1,387,500.00
Membership Distributions	-	-	(31,790.00)	(21,131.00)	(333,000.00)
Retained Equity	(76,746.08)	(43,870.43)	(93,190.00)	(21,139.00)	(1,054,150.00)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$16,254.92	$20,929.57	$2,020.00	$2,180.00	$350.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$17,239.92	$21,939.57	$2,020.00	$2,180.00	$350.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#LBJKobe ToppsBasket	#LEBRON BLACK REFRACTOR	#LEBRON EMBLEMSOF ENDORSEMENT	#LEBRON MELOW ADETRIORC	#LEBRON ROOKIE
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	1,190.00	2,050.00	884.00	2,523.29
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,190.00	2,050.00	884.00	2,273.29
TOTAL CURRENT ASSETS	$-	$2,380.00	$4,100.00	$1,768.00	$4,796.58

Other Assets
Collectable Assets	$-	$29,157.99	$16,022.50	$42,195.33	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$-	$31,537.99	$20,122.50	$43,963.33	$4,796.58

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,190.00	2,050.00	884.00	-
TOTAL CURRENT LIABILITIES	$-	$1,190.00	$2,050.00	$884.00	$-

TOTAL LIABILITIES	$-	$1,190.00	$2,050.00	$884.00	$-

MEMBERS’ EQUITY
Membership Contributions	$16,800.00	$136,050.00	$221,000.00	$379,120.00	$51,100.00
Membership Distributions	(4,924.00)	-	-	-	(75,000.00)
Retained Equity	(11,876.00)	(105,702.01)	(202,927.50)	(330,846.00)	28,696.58
Net Income / (loss)	-	-	-	(5,194.67)	-
TOTAL MEMBERS’ EQUITY	$-	$30,347.99	$18,072.50	$43,079.33	$4,796.58

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$-	$31,537.99	$20,122.50	$43,963.33	$4,796.58

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#LEBRON ULTIMATE	#LUKADONCICGU ROOKIE SNEAKERS	#LeBron BlackDiamond	#LeBron Credentials	#LeBronMelo Bosh2008 TripleLogoMan
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,115.00	985.00	-	-	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,115.00	985.00	-	-	-
TOTAL CURRENT ASSETS	$2,230.00	$1,970.00	$-	$-	$-

Other Assets
Collectable Assets	$39,514.38	$-	$-	$35,961.43	$38,718.75
TOTAL OTHER ASSETS

TOTAL ASSETS	$41,744.38	$1,970.00	$-	$35,961.43	$38,718.75

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,115.00	-	-	-	-
TOTAL CURRENT LIABILITIES	$1,115.00	$-	$-	$-	$-

TOTAL LIABILITIES	$1,115.00	$-	$-	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$185,950.00	$93,701.00	$78,750.00	$196,000.00	$309,750.00
Membership Distributions	-	(115,000.00)	(11,815.00)	-	-
Retained Equity	(145,320.62)	23,269.00	(66,935.00)	(160,038.57)	(271,031.25)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$40,629.38	$1,970.00	$-	$35,961.43	$38,718.75

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$41,744.38	$1,970.00	$-	$35,961.43	$38,718.75

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#LeBron MeloDual Logoman	#LeBron RookieShoes	#LouGehrig RCPhoto	#Luka Rookie Jersey	#Luka White Sparkle
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	650.00	1,075.00	1,012.60	810.00	655.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	650.00	1,075.00	1,012.60	810.00	655.00
TOTAL CURRENT ASSETS	$1,300.00	$2,150.00	$2,025.20	$1,620.00	$1,310.00

Other Assets
Collectable Assets	$84,151.87	$119,026.90	$-	$127,298.44	$176,674.55
TOTAL OTHER ASSETS

TOTAL ASSETS	$85,451.87	$121,176.90	$2,025.20	$128,918.44	$177,984.55

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	650.00	1,075.00	-	810.00	655.00
TOTAL CURRENT LIABILITIES	$650.00	$1,075.00	$-	$810.00	$655.00

TOTAL LIABILITIES	$650.00	$1,075.00	$-	$810.00	$655.00

MEMBERS’ EQUITY
Membership Contributions	$1,110,000.00	$466,000.00	$54,260.00	$522,250.00	$721,000.00
Membership Distributions	-	-	(22,090.90)	-	-
Retained Equity	(1,025,198.13)	(345,898.10)	(30,143.90)	(319,254.64)	(543,670.45)
Net Income / (loss)	-	-	-	(74,886.92)	-
TOTAL MEMBERS’ EQUITY	$84,801.87	$120,101.90	$2,025.20	$128,108.44	$177,329.55

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$85,451.87	$121,176.90	$2,025.20	$128,918.44	$177,984.55

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#MAGIC BIRDDRJ	#MAGIC BIRDDRJ PSA8BASKET	#MAGICBIRD LOGOMAN	#MAHOMES EMERAL DRPA BGS9	#MAHOMES ROOKIE
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,930.00	1,091.00	1,120.00	1,235.00	4,792.11
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,930.00	1,091.00	1,120.00	1,235.00	4,417.11
TOTAL CURRENT ASSETS	$3,860.00	$2,182.00	$2,240.00	$2,470.00	$9,209.22

Other Assets
Collectable Assets	$-	$-	$38,460.00	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$3,860.00	$2,182.00	$40,700.00	$2,470.00	$9,209.22

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,120.00	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$1,120.00	$-	$-

TOTAL LIABILITIES	$-	$-	$1,120.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$355,280.00	$28,160.00	$512,800.00	$82,340.00	$136,575.00
Membership Distributions	(720,000.00)	(4,505.00)	-	(115,000.00)	(182,500.00)
Retained Equity	368,580.00	(21,473.00)	(473,220.00)	35,130.00	55,134.22
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$3,860.00	$2,182.00	$39,580.00	$2,470.00	$9,209.22

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$3,860.00	$2,182.00	$40,700.00	$2,470.00	$9,209.22

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#MANTLE 1952 BOWMAN PSA8	#MANTLE 1952 TOPPSPSA8	#MANTLE 1956 PSA8 BASKET	#MANTLE 1960 PSA9	#MANTLE52 TOPPSPSA7
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	1,470.00	1,080.50	1,080.50	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,470.00	1,080.50	1,080.50	-
TOTAL CURRENT ASSETS	$-	$2,940.00	$2,161.00	$2,161.00	$-

Other Assets
Collectable Assets	$-	$497,330.00	$-	$-	$242,433.99
TOTAL OTHER ASSETS

TOTAL ASSETS	$-	$500,270.00	$2,161.00	$2,161.00	$242,433.99

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable				-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,470.00	-	-	-
TOTAL CURRENT LIABILITIES	$-	$1,470.00	$-	$-	$-

TOTAL LIABILITIES	$-	$1,470.00	$-	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$15,600.00	$498,800.00	$29,675.00	$42,270.00	$316,000.00
Membership Distributions	(18,249.01)	-	(20,000.00)	(48,025.00)	-
Retained Equity	2,649.01	-	(7,514.00)	7,916.00	(56,029.39)
Net Income / (loss)	-	-	-	-	(17,536.62)
TOTAL MEMBERS’ EQUITY	$0.00	$498,800.00	$2,161.00	$2,161.00	$242,433.99

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$0.00	$500,270.00	$2,161.00	$2,161.00	$242,433.99

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#MANTLE54 BOWMAN BASKET	#MANTLEMINT 1953	#MARINO1984 ROOKIECARD BGS10BASKET	#MARINO MANNING FAVRE JERSEYS	#MAYS 1951 BOWMAN7
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,030.00	5,000.00	-	4,320.40	1,010.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,030.00	-	-	4,320.40	1,010.00
TOTAL CURRENT ASSETS	$2,060.00	$5,000.00	$-	$8,640.80	$2,020.00

Other Assets
Collectable Assets	$-	$-	$-	$19,477.50	$40,488.14
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,060.00	$5,000.00	$-	$28,118.30	$42,508.14

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	4,320.40	1,010.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$4,320.40	$1,010.00

TOTAL LIABILITIES	$-	$-	$-	$4,320.40	$1,010.00

MEMBERS’ EQUITY
Membership Contributions	$53,200.00	$2,493,000.00	$19,580.00	$51,940.00	$105,000.00
Membership Distributions	(34,107.35)	(3,100,000.00)	(9,054.20)	-	-
Retained Equity	(17,032.65)	612,000.00	(10,525.80)	(24,895.85)	(62,487.66)
Net Income / (loss)	-	-	-	(3,246.25)	(1,014.20)
TOTAL MEMBERS’ EQUITY	$2,060.00	$5,000.00	$-	$23,797.90	$41,498.14

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,060.00	$5,000.00	$-	$28,118.30	$42,508.14

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#MAYS 1951 PHOTO	#MAYS 1952 PSA8	#MAYS 1959PSA9 BASKET	#MAYS1960 PSA9	#MAY WEATHERRC PSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,033.00	960.00	1,062.00	1,604.74	522.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,033.00	960.00	1,062.00	1,604.74	522.50
TOTAL CURRENT ASSETS	$2,066.00	$1,920.00	$2,124.00	$3,209.48	$1,045.00

Other Assets
Collectable Assets	$-	$81,551.37	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,066.00	$83,471.37	$2,124.00	$3,209.48	$1,045.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable			-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	960.00	-	-	-
TOTAL CURRENT LIABILITIES	$-	$960.00	$-	$-	$-

TOTAL LIABILITIES	$-	$960.00	$-	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$53,210.00	$252,750.00	$25,456.00	$19,140.00	$26,270.00
Membership Distributions	(65,000.00)	-	(24,220.00)	(14,726.25)	(3,964.40)
Retained Equity	13,856.00	(126,873.17)	888.00	(1,204.27)	(21,260.60)
Net Income / (loss)	-	(43,365.46)	-	-	-
TOTAL MEMBERS’ EQUITY	$2,066.00	$82,511.37	$2,124.00	$3,209.48	$1,045.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,066.00	$83,471.37	$2,124.00	$3,209.48	$1,045.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#MESSI ROOKIE BASKET	#MIKANRC PHOTO	#MLBAll StarGame TicketRun Collection	#MLBHALL OFFAME BASEBALL	#MONTANA RCPSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,085.00	1,085.00	1,010.00	1,040.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,085.00	1,085.00	1,010.00	1,040.00	-
TOTAL CURRENT ASSETS	$2,170.00	$2,170.00	$2,020.00	$2,080.00	$-

Other Assets
Collectable Assets	$-	$-	$9,607.37	$100,615.49	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,170.00	$2,170.00	$11,627.37	$102,695.49	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,010.00	1,040.00	-
TOTAL CURRENT LIABILITIES	$-	$-	$1,010.00	$1,040.00	$-

TOTAL LIABILITIES	$-	$-	$1,010.00	$1,040.00	$-

MEMBERS’ EQUITY
Membership Contributions	$94,460.00	$57,500.00	$50,900.00	$308,400.00	$67,320.00
Membership Distributions	(9,000.48)	(82,500.00)	-	-	(41,140.00)
Retained Equity	(83,289.52)	27,170.00	(40,282.63)	(151,714.38)	(26,180.00)
Net Income / (loss)	-	-	-	(55,030.13)	-
TOTAL MEMBERS’ EQUITY	$2,170.00	$2,170.00	$10,617.37	$101,655.49	$-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,170.00	$2,170.00	$11,627.37	$102,695.49	$-

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#MOOKIE BETTS GLOVE	#MPJ Championship Ticket	#MagicBird DrJ1980PSA9 (BH SPORTS)	#Mahomes Bronze Basket	#Mahomes Immaculate 1of1
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,052.50	1,035.50	1,100.50	975.00	1,010.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,052.50	1,035.50	1,100.50	975.00	1,010.00
TOTAL CURRENT ASSETS	$2,105.00	$2,071.00	$2,201.00	$1,950.00	$2,020.00

Other Assets
Collectable Assets	$-	$1,965.63	$-	$-	$67,123.00
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,105.00	$4,036.63	$2,201.00	$1,950.00	$69,143.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,035.50	-	-	1,010.00
TOTAL CURRENT LIABILITIES	$-	$1,035.50	$-	$-	$1,010.00

TOTAL LIABILITIES	$-	$1,035.50	$-	$-	$1,010.00

MEMBERS’ EQUITY
Membership Contributions	$63,110.00	$31,450.00	$32,950.00	$115,000.00	$227,000.00
Membership Distributions	(12,457.25)	-	(12,008.80)	(11,934.00)	-
Retained Equity	(48,547.75)	(28,409.56)	(18,740.20)	(101,116.00)	(158,867.00)
Net Income / (loss)	-	(39.31)	-	-	-
TOTAL MEMBERS’ EQUITY	$2,105.00	$3,001.13	$2,201.00	$1,950.00	$68,133.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,105.00	$4,036.63	$2,201.00	$1,950.00	$69,143.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Mahomes NT1of1	#Mahomes NT8.5	#Mantle1953 Bowman8 Basket	#Mantle1953 Topps8	#Mantle1957 ToppsPSA8.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	4,555.00	1,041.20	1,016.00	995.00	1,084.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	4,555.00	1,041.20	1,016.00	995.00	1,084.00
TOTAL CURRENT ASSETS	$9,110.00	$2,082.40	$2,032.00	$1,990.00	$2,168.00

Other Assets
Collectable Assets	$312,772.49	$-	$-	$57,344.71	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$321,882.49	$2,082.40	$2,032.00	$59,334.71	$2,168.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	4,555.00	-	-	995.00	-
TOTAL CURRENT LIABILITIES	$4,555.00	$-	$-	$995.00	$-

TOTAL LIABILITIES	$4,555.00	$-	$-	$995.00	$-

MEMBERS’ EQUITY
Membership Contributions	$1,667,500.00	$165,900.00	$53,000.00	$103,500.00	$58,300.00
Membership Distributions	-	(24,777.50)	(26,413.75)	-	(32,657.00)
Retained Equity	(1,350,172.51)	(139,040.10)	(24,554.25)	(45,160.29)	(23,475.00)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$317,327.49	$2,082.40	$2,032.00	$58,339.71	$2,168.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$321,882.49	$2,082.40	$2,032.00	$59,334.71	$2,168.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Mantle1964 Topps9	#Mantle1965 Topps9	#Mantle1966 ToppsPSA9 Basket	#Mantle1967 Topps9	#Mantle1968 PSA9Basket
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,038.00	1,250.50	1,040.00	635.50	1,076.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,038.00	1,250.50	1,040.00	685.50	1,076.50
TOTAL CURRENT ASSETS	$2,076.00	$2,501.00	$2,080.00	$1,321.00	$2,153.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,076.00	$2,501.00	$2,080.00	$1,321.00	$2,153.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$-

TOTAL LIABILITIES	$-	$-	$-	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$51,152.50	$39,950.00	$45,660.00	$21,470.00	$38,050.00
Membership Distributions	(24,973.00)	(19,200.00)	(28,334.75)	(11,921.25)	(15,491.25)
Retained Equity	(24,103.50)	(18,249.00)	(15,245.25)	(8,227.75)	(20,405.75)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$2,076.00	$2,501.00	$2,080.00	$1,321.00	$2,153.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,076.00	$2,501.00	$2,080.00	$1,321.00	$2,153.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Mantle1969 Topps9	#Mantle51 BowmanSGC7	#Mantle DebutStub	#Maris58 ToppsPSA9	#Mays1956 GrayPSA9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	3,060.00	960.25	1,012.50	1,100.05	1,080.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	3,060.00	960.25	1,012.50	1,100.05	1,080.00
TOTAL CURRENT ASSETS	$6,120.00	$1,920.50	$2,025.00	$2,200.10	$2,160.00

Other Assets
Collectable Assets	$-	$-	$18,587.42	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$6,120.00	$1,920.50	$20,612.42	$2,200.10	$2,160.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,012.50	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$1,012.50	$-	$-

TOTAL LIABILITIES	$-	$-	$1,012.50	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$35,400.00	$83,845.00	$118,250.00	$29,345.00	$59,000.00
Membership Distributions	(14,887.75)	(36,498.01)	-	(16,808.29)	(29,920.00)
Retained Equity	(14,392.25)	(45,426.49)	(98,650.08)	(10,336.61)	(26,920.00)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$6,120.00	$1,920.50	$19,599.92	$2,200.10	$2,160.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$6,120.00	$1,920.50	$20,612.42	$2,200.10	$2,160.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#MessiMega cracks#71 PSA9	#Michael PorterJr Basket	#Mikan48 Bowman PSA7	#NTBBall WaxBundle	#NadalNet ProGlossy
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	-	1,002.50	975.00	1,038.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	-	1,002.50	975.00	1,038.50
TOTAL CURRENT ASSETS	$-	$-	$2,005.00	$1,950.00	$2,077.00

Other Assets
Collectable Assets	$14,062.50	$-	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$14,062.50	$-	$2,005.00	$1,950.00	$2,077.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$-

TOTAL LIABILITIES	$-	$-	$-	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$90,000.00	$31,065.00	$42,551.00	$142,500.00	$30,650.00
Membership Distributions	-	(2,167.50)	(25,680.00)	(51,303.42)	(6,655.50)
Retained Equity	(56,250.00)	(28,897.50)	(14,866.00)	(89,246.58)	(21,917.50)
Net Income / (loss)	(19,687.50)	-	-	-	-
TOTAL MEMBERS’ EQUITY	$14,062.50	$-	$2,005.00	$1,950.00	$2,077.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$14,062.50	$-	$2,005.00	$1,950.00	$2,077.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#NegroLeague Legendary CutsBasket	#NolanRyan 1968 Milton BradleyPSA9	#NolanRyan 1968 ToppsPSA8.5	#OVECHKIN THECUP BGS8.5	#OZZIE SMITHRC BGS9.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	995.00	1,030.00	1,061.50	1,070.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	995.00	1,030.00	1,061.50	1,070.00	-
TOTAL CURRENT ASSETS	$1,990.00	$2,060.00	$2,123.00	$2,140.00	$-

Other Assets
Collectable Assets	$25,963.53	$77,544.67	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$27,953.53	$79,604.67	$2,123.00	$2,140.00	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	995.00	1,030.00	-	-	-
TOTAL CURRENT LIABILITIES	$995.00	$1,030.00	$-	$-	$-

TOTAL LIABILITIES	$995.00	$1,030.00	$-	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$92,800.00	$172,500.00	$24,850.00	$42,250.00	$74,710.00
Membership Distributions	-	-	(13,927.25)	(55,000.00)	(6,800.00)
Retained Equity	(65,705.00)	(93,925.33)	(8,799.75)	14,890.00	(67,910.00)
Net Income / (loss)	(136.47)	-	-	-	-
TOTAL MEMBERS’ EQUITY	$26,958.53	$78,574.67	$2,123.00	$2,140.00	$-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$27,953.53	$79,604.67	$2,123.00	$2,140.00	$-

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Orange Dominguez	#OscarRobertson Cincinnati RoyalsJersey	#OttoGraham1950 BowmanPSA9	#Ovechkin SPAuthBasket9.5	#Ovechkin TheCupBGS GemMint9.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	3,028.80	915.00	1,011.50	1,290.10	830.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	3,028.80	915.00	1,011.50	1,290.10	830.00
TOTAL CURRENT ASSETS	$6,057.60	$1,830.00	$2,023.00	$2,580.20	$1,660.00

Other Assets
Collectable Assets	$-	$-	$-	$13,987.69	$121,112.83
TOTAL OTHER ASSETS

TOTAL ASSETS	$6,057.60	$1,830.00	$2,023.00	$16,567.89	$122,772.83

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	1,290.10	830.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$1,290.10	$830.00

TOTAL LIABILITIES	$-	$-	$-	$1,290.10	$830.00

MEMBERS’ EQUITY
Membership Contributions	$38,395.00	$295,414.00	$51,378.00	$32,380.00	$468,500.00
Membership Distributions	(7,803.00)	(320,000.00)	(70,000.00)	-	-
Retained Equity	(24,534.40)	26,416.00	20,645.00	(17,102.21)	(346,557.17)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$6,057.60	$1,830.00	$2,023.00	$15,277.79	$121,942.83

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$6,057.60	$1,830.00	$2,023.00	$16,567.89	$122,772.83

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#PaulMolitor 1978ToppsPSA10	#PaulPierce 2010AS GJersey	#Pele1958 AmericanaPSA3	#Peyton Manning MVPHelmet	#RICKEY HENDERSONRC PSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,017.50	1,025.50	1,002.50	955.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,017.50	1,025.50	1,002.50	955.00	-
TOTAL CURRENT ASSETS	$2,035.00	$2,051.00	$2,005.00	$1,910.00	$-

Other Assets
Collectable Assets	$-	$4,088.50	$39,606.25	$75,960.49	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,035.00	$6,139.50	$41,611.25	$77,870.49	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,025.50	1,002.50	955.00	-
TOTAL CURRENT LIABILITIES	$-	$1,025.50	$1,002.50	$955.00	$-

TOTAL LIABILITIES	$-	$1,025.50	$1,002.50	$955.00	$-

MEMBERS’ EQUITY
Membership Contributions	$53,990.00	$31,450.00	$126,740.00	$190,020.00	$152,200.00
Membership Distributions	(21,130.43)	-	-	-	(67,000.00)
Retained Equity	(30,824.57)	(26,336.00)	(82,170.62)	(113,104.51)	(85,200.00)
Net Income / (loss)	-	-	(3,960.63)	-	-
TOTAL MEMBERS’ EQUITY	$2,035.00	$5,114.00	$40,608.75	$76,915.49	$-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,035.00	$6,139.50	$41,611.25	$77,870.49	$-

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#RODGERS PLAYOFF CONTENDER SGREEN	#RONALDO2002 PANINIFUTEBOL STICKERSPSA10	#RONALDO2003 PANINIMEGA CRAQUESPSA10	#RUTHGEHRIG BALL	#RipkenRookie Jersey&Card Basket
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,042.50	965.00	875.00	1,868.28	956.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,042.50	965.00	875.00	1,508.28	956.50
TOTAL CURRENT ASSETS	$2,085.00	$1,930.00	$1,750.00	$3,376.56	$1,913.00

Other Assets
Collectable Assets	$-	$26,131.88	$50,466.45	$-	$78,320.57
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,085.00	$28,061.88	$52,216.45	$3,376.56	$80,233.57

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	965.00	875.00	-	956.50
TOTAL CURRENT LIABILITIES	$-	$965.00	$875.00	$-	$956.50

TOTAL LIABILITIES	$-	$965.00	$875.00	$-	$956.50

MEMBERS’ EQUITY
Membership Contributions	$20,949.00	$115,500.00	$325,590.00	$73,620.00	$159,400.00
Membership Distributions	(30,000.00)	-	-	(55,227.25)	-
Retained Equity	11,136.00	(88,403.12)	(274,248.55)	(15,016.19)	(80,122.93)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$2,085.00	$27,096.88	$51,341.45	$3,376.56	$79,277.07

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,085.00	$28,061.88	$52,216.45	$3,376.56	$80,233.57

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Roy Campanella1949 BowmanPSA9	#Ruth1914 Baltimore NewsSGC3	#Ruth33 GoudeySGC8	#Sadaharu OhBat	#SandyKoufax1956 ToppsGray BackPSA9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	2,180.60	1,390.00	1,037.50	267.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	2,180.60	1,390.00	1,037.50	267.50
TOTAL CURRENT ASSETS	$-	$4,361.20	$2,780.00	$2,075.00	$535.00

Other Assets
Collectable Assets	$-	$-	$140,603.92	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$-	$4,361.20	$143,383.92	$2,075.00	$535.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable				-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,390.00	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$1,390.00	$-	$-

TOTAL LIABILITIES	$-	$-	$1,390.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$61,600.00	$66,540.00	$142,250.00	$25,850.00	$36,090.00
Membership Distributions	(27,853.74)	(96,138.00)	-	(54,718.75)	(24,973.00)
Retained Equity	(33,746.26)	33,959.20	(256.08)	30,943.75	(10,582.00)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$(0.00)	$4,361.20	$141,993.92	$2,075.00	$535.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$(0.00)	$4,361.20	$143,383.92	$2,075.00	$535.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Satchel Paige48 LeafSGC30	#Seager Orange Refractor Basket	#Serena03 NetProPSA 10Basket	#ShoelessJoe Jackson1915 PSA8	#StephCurry Sneakers
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,057.45	1,140.00	1,017.50	1,227.50	990.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,052.45	1,140.00	1,017.50	1,227.50	990.00
TOTAL CURRENT ASSETS	$2,109.90	$2,280.00	$2,035.00	$2,455.00	$1,980.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,109.90	$2,280.00	$2,035.00	$2,455.00	$1,980.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$-

TOTAL LIABILITIES	$-	$-	$-	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$37,050.00	$16,880.00	$18,800.00	$99,950.00	$82,000.00
Membership Distributions	(24,973.00)	(3,500.00)	(1,326.00)	(18,263.91)	(110,000.00)
Retained Equity	(9,967.10)	(11,100.00)	(15,439.00)	(79,231.09)	29,980.00
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$2,109.90	$2,280.00	$2,035.00	$2,455.00	$1,980.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,109.90	$2,280.00	$2,035.00	$2,455.00	$1,980.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#TATIS BOWMAN BLACKLABEL	#TATUM FLAWLESS10	#TED WILLIAMS1939 PLAYBALL	#TIGER PUTTER	#TIGER SIFORKIDS
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,650.00	1,090.00	1,080.00	1,217.50	1,115.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,650.00	1,090.00	1,080.00	1,217.50	1,115.00
TOTAL CURRENT ASSETS	$3,300.00	$2,180.00	$2,160.00	$2,435.00	$2,230.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$13,974.52
TOTAL OTHER ASSETS

TOTAL ASSETS	$3,300.00	$2,180.00	$2,160.00	$2,435.00	$16,204.52

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	1,115.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$1,115.00

TOTAL LIABILITIES	$-	$-	$-	$-	$1,115.00

MEMBERS’ EQUITY
Membership Contributions	$223,000.00	$47,600.00	$33,960.00	$215,860.00	$24,900.00
Membership Distributions	(13,090.00)	(100,000.00)	(31,696.50)	(180,276.48)	-
Retained Equity	(206,610.00)	54,580.00	(103.50)	(33,148.52)	(7,133.13)
Net Income / (loss)	-	-	-	-	(2,677.35)
TOTAL MEMBERS’ EQUITY	$3,300.00	$2,180.00	$2,160.00	$2,435.00	$15,089.52

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$3,300.00	$2,180.00	$2,160.00	$2,435.00	$16,204.52

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#TIGER SPAUTHENTIC BGS9.5	#TRAEYOUNG FLAWLESS BGS9	#TYSONRC BGS9BASKET	#Tatum Flawless GoldBGS9.5	#TheRock Bumble BeePSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,085.00	1,050.00	-	1,115.00	1,050.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,085.00	1,050.00	-	1,115.00	1,050.00
TOTAL CURRENT ASSETS	$2,170.00	$2,100.00	$-	$2,230.00	$2,100.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$18,978.75
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,170.00	$2,100.00	$-	$2,230.00	$21,078.75

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	1,050.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$1,050.00

TOTAL LIABILITIES	$-	$-	$-	$-	$1,050.00

MEMBERS’ EQUITY
Membership Contributions	$36,900.00	$15,840.00	$58,900.00	$60,000.00	$48,200.00
Membership Distributions	(7,845.86)	(1,982.20)	(6,847.60)	(13,600.00)	-
Retained Equity	(26,884.14)	(11,757.80)	(52,052.40)	(44,170.00)	(28,171.25)
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$2,170.00	$2,100.00	$-	$2,230.00	$20,028.75

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,170.00	$2,100.00	$-	$2,230.00	$21,078.75

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Tiger1st EventStub	#TigerWoods DebutTicket	#TimDuncan PMGGreen	#TraeYoung FlawlessGreen BGS9	#Trevor LawrenceLeaf Basket
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	999.50	990.00	930.00	-	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	999.50	990.00	930.00	-	-
TOTAL CURRENT ASSETS	$1,999.00	$1,980.00	$1,860.00	$-	$-

Other Assets
Collectable Assets	$-	$10,540.84	$116,593.75	$1,270.00	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$1,999.00	$12,520.84	$118,453.75	$1,270.00	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	990.00	930.00	-	-
TOTAL CURRENT LIABILITIES	$-	$990.00	$930.00	$-	$-

TOTAL LIABILITIES	$-	$990.00	$930.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$94,950.00	$83,400.00	$227,500.00	$24,840.00	$11,300.00
Membership Distributions	(13,090.00)	-	-	-	(658.71)
Retained Equity	(79,861.00)	(71,869.16)	(97,463.75)	(23,296.43)	(10,641.29)
Net Income / (loss)	-	-	(12,512.50)	(273.57)	-
TOTAL MEMBERS’ EQUITY	$1,999.00	$11,530.84	$117,523.75	$1,270.00	$-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$1,999.00	$12,520.84	$118,453.75	$1,270.00	$-

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#TroutFinest Superfractor	#UNITAS1965 JERSEY	#Unitas PSA8	#WILTCHAMBER LAIN61PSA9	#Warren Spahn1948 LeafPSA9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,100.00	1,100.00	-	1,149.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,100.00	1,100.00	-	1,149.00	-
TOTAL CURRENT ASSETS	$2,200.00	$2,200.00	$-	$2,298.00	$-

Other Assets
Collectable Assets	$36,697.27	$45,925.00	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$38,897.27	$48,125.00	$-	$2,298.00	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,100.00	1,100.00	-	-	-
TOTAL CURRENT LIABILITIES	$1,100.00	$1,100.00	$-	$-	$-

TOTAL LIABILITIES	$1,100.00	$1,100.00	$-	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$282,500.00	$167,000.00	$21,200.00	$207,400.00	$92,750.00
Membership Distributions	-	-	(6,963.44)	(350,000.00)	(74,510.31)
Retained Equity	(244,702.73)	-	(14,236.56)	144,898.00	(18,239.69)
Net Income / (loss)	-	(119,975.00)	-	-	-
TOTAL MEMBERS’ EQUITY	$37,797.27	$47,025.00	$0.00	$2,298.00	$0.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$38,897.27	$48,125.00	$0.00	$2,298.00	$0.00

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	#Wilt Chamberlain1961 FleerRCPSA9	#YASTRZEMSKIR C9BASKET	#YaoDuncanDirk TripleLogoman	#ZION RPABGS9	#ZionPrizms BlueBGS10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	1,048.00	3,190.00	2,050.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,048.00	3,190.00	2,050.00	-
TOTAL CURRENT ASSETS	$-	$2,096.00	$6,380.00	$4,100.00	$-

Other Assets
Collectable Assets	$143,252.57	$-	$38,475.00	$11,548.54	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$143,252.57	$2,096.00	$44,855.00	$15,648.54	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	3,190.00	2,050.00	-
TOTAL CURRENT LIABILITIES	$-	$-	$3,190.00	$2,050.00	$-

TOTAL LIABILITIES	$-	$-	$3,190.00	$2,050.00	$-

MEMBERS’ EQUITY
Membership Contributions	$355,999.50	$41,970.00	$171,000.00	$133,720.00	$31,560.00
Membership Distributions	-	(36,000.00)	-	-	(4,080.00)
Retained Equity	(212,746.93)	(3,874.00)	(129,335.00)	(116,970.64)	(27,480.00)
Net Income / (loss)	-	-	-	(3,150.82)	-
TOTAL MEMBERS’ EQUITY	$143,252.57	$2,096.00	$41,665.00	$13,598.54	$-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$143,252.57	$2,096.00	$44,855.00	$15,648.54	$-

Collectable Sports Assets, LLC

Balance Sheet as of
December 31, 2024

	CSA	Consolidated
ASSETS
Current Assets
Cash	$8,768.42	$8,768.42
Other Receivables	-	-
Prepaid Consignments	-	-
Due from Related Parties	(281,915.07)	(0.50)
Due from Affiliate	1,331,640.23	1,331,640.23
Reserve - Asset	-	273,344.57
TOTAL CURRENT ASSETS	$1,058,493.58	$1,613,752.72

Other Assets
Collectable Assets	$-	$6,900,307.96
TOTAL OTHER ASSETS

TOTAL ASSETS	$1,058,493.58	$8,514,060.68

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-
Sale Payout Liabilities	36,941.65	36,941.65
Taxes Payable		-
Due to Affiliates	1,022,646.00	1,022,646.00
Other Current Liabilities	-	128,193.07
TOTAL CURRENT LIABILITIES	$1,059,587.65	$1,187,780.72

TOTAL LIABILITIES	$1,059,587.65	$1,187,780.72

MEMBERS’ EQUITY
Membership Contributions	$-	$39,527,149.50
Membership Distributions	-	(13,749,449.21)
Retained Equity	(1,182.93)	(17,535,533.10)
Net Income / (loss)	88.86	(915,887.23)
TOTAL MEMBERS’ EQUITY	$(1,094.07)	$7,326,279.96

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$1,058,493.58	$8,514,060.68

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#03EXQUISITE BOX	#03TOPPS CHROME WAX	#18-19BASKET BALLGROWTH BASKET	#1909E95S GCSET	#1959TOPPSBASE BALLSET
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,027.50	-	1,032.00	1,052.50	1,002.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,027.50	-	1,032.00	1,052.50	1,002.50
TOTAL CURRENT ASSETS	$2,055.00	$-	$2,064.00	$2,105.00	$2,005.00

Other Assets
Collectable Assets	$36,972.18	$-	$-	$-	$-
TOTAL OTHER ASSETS	$36,972.18

TOTAL ASSETS	$39,027.18	$-	$2,064.00	$2,105.00	$2,005.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,027.50	-	-	-	-
TOTAL CURRENT LIABILITIES	$1,027.50	$-	$-	$-	$-

TOTAL LIABILITIES	$1,027.50	$-	$-	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$84,750.00	$24,350.00	$44,714.00	$37,050.00	$85,550.00
Membership Distributions	-	(7,573.50)	(5,420.87)	(12,966.75)	(46,102.75)
Total - Equity	84,750.00	16,776.50	39,293.13	24,083.25	39,447.25
Retained Equity	(22,915.80)	(8,500.76)	(21,601.50)	(12,350.88)	(24,467.34)
Net Income / (loss)	(23,834.52)	(8,275.74)	(15,627.63)	(9,627.37)	(12,974.91)
TOTAL MEMBERS’ EQUITY	$37,999.68	$-	$2,064.00	$2,105.00	$2,005.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$39,027.18	$-	$2,064.00	$2,105.00	$2,005.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#1964KOUFAX JERSEY	#1969TOPPS BASKET BALLSET	#1980Topps Basketball Wax	#1986WAX	#2000PLAYOFF CONTENDERS WAX
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,035.00	5,084.84	997.50	2,050.00	1,067.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,035.00	1,095.00	997.50	1,050.00	1,067.50
TOTAL CURRENT ASSETS	$2,070.00	$6,179.84	$1,995.00	$3,100.00	$2,135.00

Other Assets
Collectable Assets	$358,408.49	$-	$-	$107,080.31	$8,108.25
TOTAL OTHER ASSETS

TOTAL ASSETS	$360,478.49	$6,179.84	$1,995.00	$110,180.31	$10,243.25

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable		3,989.84
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,035.00	-	-	2,050.00	1,067.50
TOTAL CURRENT LIABILITIES	$1,035.00	$3,989.84	$-	$2,050.00	$1,067.50

TOTAL LIABILITIES	$1,035.00	$3,989.84	$-	$2,050.00	$1,067.50

MEMBERS’ EQUITY
Equity
Membership Contributions	$438,500.00	$152,550.00	$74,620.00	$193,250.00	$24,650.00
Membership Distributions	-	(142,663.43)	(27,854.50)	-	-
Total - Equity	438,500.00	9,886.57	46,765.50	193,250.00	24,650.00
Retained Equity	(25,898.73)	(48,165.94)	(18,590.25)	(11,389.28)	-
Net Income / (loss)	(53,157.78)	40,469.37	(26,180.25)	(73,730.41)	(15,474.25)
TOTAL MEMBERS’ EQUITY	$359,443.49	$2,190.00	$1,995.00	$108,130.31	$9,175.75

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$360,478.49	$6,179.84	$1,995.00	$110,180.31	$10,243.25

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#48LeafRuth SGC8	#49Bowman JackieAuto	#86Auto FleerSet	#96Skybox E-X2000Wax	#AARON1954 PSA8.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,030.00	986.50	-	1,024.50	13,849.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,030.00	986.50	-	1,024.50	1,200.00
TOTAL CURRENT ASSETS	$2,060.00	$1,973.00	$-	$2,049.00	$15,049.00

Other Assets
Collectable Assets	$17,471.44	$50,202.10	$-	$8,402.21	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$19,531.44	$52,175.10	$-	$10,451.21	$15,049.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable					12,649.00
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,030.00	986.50	-	1,024.50	-
TOTAL CURRENT LIABILITIES	$1,030.00	$986.50	$-	$1,024.50	$12,649.00

TOTAL LIABILITIES	$1,030.00	$986.50	$-	$1,024.50	$12,649.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$54,250.00	$77,200.00	$-	$32,170.00	$124,400.00
Membership Distributions	-	-	-	-	(158,950.00)
Total - Equity	54,250.00	77,200.00	-	32,170.00	(34,550.00)
Retained Equity	(8,644.58)	(26,011.40)	-	(10,978.93)	-
Net Income / (loss)	(27,103.98)	-	-	(11,764.36)	36,950.00
TOTAL MEMBERS’ EQUITY	$18,501.44	$51,188.60	$-	$9,426.71	$2,400.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$19,531.44	$52,175.10	$-	$10,451.21	$15,049.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#ACUNA GOLD9.5	#ALIW BCBELT	#ALKALINE 1954 TOPPSPSA9	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,065.00	4,883.11	1,012.50	-	2,850.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,065.00	4,243.11	1,012.50	-	2,850.00
TOTAL CURRENT ASSETS	$2,130.00	$9,126.22	$2,025.00	$-	$5,700.00

Other Assets
Collectable Assets	$-	$388,080.00	$-	$-	$10,500.34
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,130.00	$397,206.22	$2,025.00	$-	$16,200.34

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	4,243.11	-	-	2,850.00
TOTAL CURRENT LIABILITIES	$-	$4,243.11	$-	$-	$2,850.00

TOTAL LIABILITIES	$-	$4,243.11	$-	$-	$2,850.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$27,505.00	$432,640.00	$42,550.00	$126,440.00	$29,720.00
Membership Distributions	(11,687.50)	-	(30,735.17)	(53,130.10)	-
Total - Equity	15,817.50	432,640.00	11,814.83	73,309.90	29,720.00
Retained Equity	(9,295.89)	-	(19,690.50)	(80,368.43)	(16,096.50)
Net Income / (loss)	(4,391.61)	(39,676.89)	9,900.67	7,058.53	(273.16)
TOTAL MEMBERS’ EQUITY	$2,130.00	$392,963.11	$2,025.00	$0.00	$13,350.34

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,130.00	$397,206.22	$2,025.00	$0.00	$16,200.34

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#AaronDecade Basket	#AcunaBowman 10Basket	#AlexRodriguez09 WSUniform	#AliRookie CardBVG8	#BANKS1954 PSA9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,081.00	985.00	995.00	-	2,180.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,081.00	985.00	995.00	-	2,180.00
TOTAL CURRENT ASSETS	$2,162.00	$1,970.00	$1,990.00	$-	$4,360.00

Other Assets
Collectable Assets	$-	$-	$27,607.50	$15,099.13	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,162.00	$1,970.00	$29,597.50	$15,099.13	$4,360.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	995.00	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$995.00	$-	$-

TOTAL LIABILITIES	$-	$-	$995.00	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$86,520.00	$103,500.00	$149,500.00	$60,700.00	$91,925.00
Membership Distributions	(56,862.45)	(28,350.90)	-	-	(155,000.00)
Total - Equity	29,657.55	75,149.10	149,500.00	60,700.00	(63,075.00)
Retained Equity	(13,060.21)	(60,769.22)	(87,643.01)	(43,733.18)	67,435.00
Net Income / (loss)	(14,435.34)	(12,409.88)	(33,254.49)	(1,867.69)	-
TOTAL MEMBERS’ EQUITY	$2,162.00	$1,970.00	$28,602.50	$15,099.13	$4,360.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,162.00	$1,970.00	$29,597.50	$15,099.13	$4,360.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#BETTSGOLD REFRACTOR BASKET	#BRADYPLAYOFF CONTENDERS BASKET	#BRADY REEBOK FLAWLESS	#BRADY ROOKIE	#BabeRuth BowsOutPhoto
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,292.00	1,031.25	1,120.00	1,135.00	1,017.40
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,042.00	1,031.25	1,120.00	1,135.00	1,017.40
TOTAL CURRENT ASSETS	$2,334.00	$2,062.50	$2,240.00	$2,270.00	$2,034.80

Other Assets
Collectable Assets	$-	$33,295.12	$-	$44,782.50	$39,435.00
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,334.00	$35,357.62	$2,240.00	$47,052.50	$41,469.80

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	250.00	1,031.25	-	1,135.00	1,017.40
TOTAL CURRENT LIABILITIES	$250.00	$1,031.25	$-	$1,135.00	$1,017.40

TOTAL LIABILITIES	$250.00	$1,031.25	$-	$1,135.00	$1,017.40

MEMBERS’ EQUITY
Equity
Membership Contributions	$63,990.00	$93,300.00	$48,804.00	$59,710.00	$50,860.00
Membership Distributions	(18,577.59)	-	(70,000.00)	-	-
Total - Equity	45,412.41	93,300.00	(21,196.00)	59,710.00	50,860.00
Retained Equity	(11,234.80)	-	23,436.00	-	-
Net Income / (loss)	(32,093.61)	(58,973.63)	-	(13,792.50)	(10,407.60)
TOTAL MEMBERS’ EQUITY	$2,084.00	$34,326.37	$2,240.00	$45,917.50	$40,452.40

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,334.00	$35,357.62	$2,240.00	$47,052.50	$41,469.80

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Bellinger Orange BGS9.5	#BettsBlue Refractor Basket	#BobbyOrr BruinsJersey	#Brady01 TicketBooklet	#Brady2000 SPXSpectrum BGS9.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,015.00	1,115.00	860.00	1,015.00	790.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,015.00	1,115.00	860.00	1,015.00	790.00
TOTAL CURRENT ASSETS	$2,030.00	$2,230.00	$1,720.00	$2,030.00	$1,580.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$48,270.82
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,030.00	$2,230.00	$1,720.00	$2,030.00	$49,850.82

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	790.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$790.00

TOTAL LIABILITIES	$-	$-	$-	$-	$790.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$27,800.00	$33,850.00	$429,000.00	$11,990.00	$563,500.00
Membership Distributions	(2,807.80)	(5,121.25)	(399,000.00)	(3,967.72)	-
Total - Equity	24,992.20	28,728.75	30,000.00	8,022.28	563,500.00
Retained Equity	(20,286.75)	(25,397.46)	(124,296.09)	(8,310.97)	(280,353.86)
Net Income / (loss)	(2,675.45)	(1,101.29)	96,016.09	2,318.69	(234,085.32)
TOTAL MEMBERS’ EQUITY	$2,030.00	$2,230.00	$1,720.00	$2,030.00	$49,060.82

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,030.00	$2,230.00	$1,720.00	$2,030.00	$49,850.82

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Brady Bowman10	#Brady Championship Ticket	#Brady DebutTicket	#CHAMBERLAIN HSUNIFORM	#CHAMBERLAIN PHILAJERSEY59-60
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	-	982.50	4,030.00	57,490.29
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	-	982.50	4,030.00	375.00
TOTAL CURRENT ASSETS	$-	$-	$1,965.00	$8,060.00	$57,865.29

Other Assets
Collectable Assets	$-	$198,815.49	$-	$319,250.00	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$-	$198,815.49	$1,965.00	$327,310.00	$57,865.29

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable					57,115.29
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	4,030.00	-
TOTAL CURRENT LIABILITIES	$-	$-	$-	$4,030.00	$57,115.29

TOTAL LIABILITIES	$-	$-	$-	$4,030.00	$57,115.29

MEMBERS’ EQUITY
Equity
Membership Contributions	$31,400.00	$2,312,000.00	$115,750.00	$323,280.00	$1,335,000.00
Membership Distributions	(8,491.50)	-	(13,090.00)	-	(1,508,992.74)
Total - Equity	22,908.50	2,312,000.00	102,660.00	323,280.00	(173,992.74)
Retained Equity	(15,060.93)	(1,442,831.15)	(49,530.38)	-	-
Net Income / (loss)	(7,847.57)	(670,353.36)	(51,164.62)	-	174,742.74
TOTAL MEMBERS’ EQUITY	$-	$198,815.49	$1,965.00	$323,280.00	$750.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$-	$198,815.49	$1,965.00	$327,310.00	$57,865.29

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET	#COBBMINTE98	#COBBVINTAGE T206PHOTO	#CROSBY THECUP BASKET
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	$-	1,152.50	9,437.50	1,072.50	1,030.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,152.50	9,437.50	1,072.50	1,030.00
TOTAL CURRENT ASSETS	$-	$2,305.00	$18,875.00	$2,145.00	$2,060.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$72,384.47
TOTAL OTHER ASSETS

TOTAL ASSETS	$-	$2,305.00	$18,875.00	$2,145.00	$74,444.47

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	1,030.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$1,030.00

TOTAL LIABILITIES	$-	$-	$-	$-	$1,030.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$83,999.50	$114,750.00	$309,500.00	$54,255.00	$212,700.00
Membership Distributions	(56,100.00)	(75,877.44)	(189,592.11)	(16,808.29)	-
Total - Equity	27,899.50	38,872.56	119,907.89	37,446.71	212,700.00
Retained Equity	(362.96)	(51,541.05)	(48,069.39)	(18,591.75)	(72,586.59)
Net Income / (loss)	(27,536.54)	14,973.49	(52,963.50)	(16,709.96)	(66,698.94)
TOTAL MEMBERS’ EQUITY	$-	$2,305.00	$18,875.00	$2,145.00	$73,414.47

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$-	$2,305.00	$18,875.00	$2,145.00	$74,444.47

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#CURRY BASKET	#CURRYRP ABGS9.5	#CassiusClaySony ListonUPIType1	#CharlesBarkley SunsJersey	#ChicagoBulls DynastyHardwood
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,312.06	1,005.00	1,110.50	985.00	860.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,112.06	1,005.00	1,110.50	985.00	860.00
TOTAL CURRENT ASSETS	$2,424.12	$2,010.00	$2,221.00	$1,970.00	$1,720.00

Other Assets
Collectable Assets	$-	$-	$-	$137,913.75	$72,858.66
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,424.12	$2,010.00	$2,221.00	$139,883.75	$74,578.66

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	985.00	860.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$985.00	$860.00

TOTAL LIABILITIES	$-	$-	$-	$985.00	$860.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$40,860.00	$501,500.00	$24,950.00	$159,900.00	$366,250.00
Membership Distributions	(70,000.00)	(780,000.00)	(3,169.56)	-	-
Total - Equity	(29,140.00)	(278,500.00)	21,780.44	159,900.00	366,250.00
Retained Equity	31,564.12	280,510.00	-	(19,118.71)	(222,083.15)
Net Income / (loss)	-	-	(19,559.44)	(1,882.54)	(70,448.19)
TOTAL MEMBERS’ EQUITY	$2,424.12	$2,010.00	$2,221.00	$138,898.75	$73,718.66

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,424.12	$2,010.00	$2,221.00	$139,883.75	$74,578.66

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#ChrisBoshGame WornRaptors Sneakers	#Clemente 65-68Bat	#Cristiano RonaldoRC1of1	#CrosbyWinter ClassicSkates	#CurryGold ToppsPSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,212.00	1,010.25	11,875.00	1,090.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,212.00	1,010.25	11,875.00	1,090.00	-
TOTAL CURRENT ASSETS	$2,424.00	$2,020.50	$23,750.00	$2,180.00	$-

Other Assets
Collectable Assets	$3,234.28	$-	$57,909.38	$-	$19,998.00
TOTAL OTHER ASSETS

TOTAL ASSETS	$5,658.28	$2,020.50	$81,659.38	$2,180.00	$19,998.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,212.00	-	11,875.00	-	-
TOTAL CURRENT LIABILITIES	$1,212.00	$-	$11,875.00	$-	$-

TOTAL LIABILITIES	$1,212.00	$-	$11,875.00	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$18,150.00	$31,725.00	$266,250.00	$19,100.00	$32,000.00
Membership Distributions	-	(27,853.74)	-	(3,016.58)	-
Total - Equity	18,150.00	3,871.26	266,250.00	16,083.42	32,000.00
Retained Equity	(12,269.42)	-	(173,191.75)	(5,093.63)	-
Net Income / (loss)	(1,434.30)	(1,850.76)	(23,273.87)	(8,809.79)	(12,002.00)
TOTAL MEMBERS’ EQUITY	$4,446.28	$2,020.50	$69,784.38	$2,180.00	$19,998.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$5,658.28	$2,020.50	$81,659.38	$2,180.00	$19,998.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROMEREFR ACTORPSA10	#DWADE ULTIMATE	#DaveBing Signed50 GreatestNBAPlay
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,130.00	2,779.56	-	1,035.00	1,185.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,130.00	2,779.56	-	1,035.00	1,185.00
TOTAL CURRENT ASSETS	$2,260.00	$5,559.12	$-	$2,070.00	$2,370.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$26,627.50
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,260.00	$5,559.12	$-	$2,070.00	$28,997.50

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,047.06	-	-	1,185.00
TOTAL CURRENT LIABILITIES	$-	$1,047.06	$-	$-	$1,185.00

TOTAL LIABILITIES	$-	$1,047.06	$-	$-	$1,185.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$97,550.00	$64,700.00	$13,100.00	$44,090.00	$106,510.00
Membership Distributions	(28,814.22)	(9,817.50)	(4,802.50)	(6,426.00)	-
Total - Equity	68,735.78	54,882.50	8,297.50	37,664.00	106,510.00
Retained Equity	(37,376.58)	(32,343.30)	(2,456.25)	(29,173.66)	(65,045.26)
Net Income / (loss)	(29,099.20)	(18,027.14)	(5,841.25)	(6,420.34)	(13,652.24)
TOTAL MEMBERS’ EQUITY	$2,260.00	$4,512.06	$-	$2,070.00	$27,812.50

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,260.00	$5,559.12	$-	$2,070.00	$28,997.50

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Devers Superfractor	#Donovan Mitchell NT9.5	#Durant07-08 Exquisite Limited LogosBGS9.5	#ELWAY1984 ROOKIE CARDPSA10 BASKET	#EMMITT SMITH 10KJERSEY
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,240.00	1,067.50	945.30	-	1,160.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,240.00	1,067.50	945.30	-	1,160.00
TOTAL CURRENT ASSETS	$2,480.00	$2,135.00	$1,890.60	$-	$2,320.00

Other Assets
Collectable Assets	$-	$-	$221,824.70	$-	$26,846.87
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,480.00	$2,135.00	$223,715.30	$-	$29,166.87

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	945.30	-	1,160.00
TOTAL CURRENT LIABILITIES	$-	$-	$945.30	$-	$1,160.00

TOTAL LIABILITIES	$-	$-	$945.30	$-	$1,160.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$37,200.00	$31,250.00	$222,770.00	$31,250.00	$60,500.00
Membership Distributions	(78,500.00)	(4,284.00)	-	(9,409.50)	-
Total - Equity	(41,300.00)	26,966.00	222,770.00	21,840.50	60,500.00
Retained Equity	43,780.00	(13,646.04)	-	(16,601.56)	(27,577.50)
Net Income / (loss)	-	(11,184.96)	-	(5,238.94)	(4,915.63)
TOTAL MEMBERS’ EQUITY	$2,480.00	$2,135.00	$222,770.00	$(0.00)	$28,006.87

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,480.00	$2,135.00	$223,715.30	$(0.00)	$29,166.87

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#EMMITT SMITHMVP BASKET	#EddiePlank T206PSA4	#EmbiidFirst50 PointGameJersey	#ErlingHaaland PSA10Basket	#Eruzione1980 MiracleOnIce GoldJersey
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	3,260.00	900.00	1,020.00	-	3,649.40
Due from Affiliate	-	-	-	-	-
Reserve - Asset	3,260.00	900.00	1,020.00	-	1,195.00
TOTAL CURRENT ASSETS	$6,520.00	$1,800.00	$2,040.00	$-	$4,844.40

Other Assets
Collectable Assets	$47,531.25	$237,653.77	$8,869.50	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$54,051.25	$239,453.77	$10,909.50	$-	$4,844.40

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable					2,454.40
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	3,260.00	900.00	1,020.00	-	-
TOTAL CURRENT LIABILITIES	$3,260.00	$900.00	$1,020.00	$-	$2,454.40

TOTAL LIABILITIES	$3,260.00	$900.00	$1,020.00	$-	$2,454.40

MEMBERS’ EQUITY
Equity
Membership Contributions	$117,000.00	$318,200.00	$39,420.00	$14,560.00	$708,000.00
Membership Distributions	-	-	-	(3,562.52)	(714,580.00)
Total - Equity	117,000.00	318,200.00	39,420.00	10,997.48	(6,580.00)
Retained Equity	(61,029.06)	(76,299.37)	(28,353.63)	-	(267,196.00)
Net Income / (loss)	(5,179.69)	(3,346.86)	(1,176.87)	(10,997.48)	276,166.00
TOTAL MEMBERS’ EQUITY	$50,791.25	$238,553.77	$9,889.50	$-	$2,390.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$54,051.25	$239,453.77	$10,909.50	$-	$4,844.40

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#FRANK ROBINSON1957 PSA9BASKET	#FRANK ROBINSON 500HRBAT	#GIANNIS GOLD IMMACULATE	#GIANNISRPA	#GLEYBER TORRES ORANGE9.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,254.00	1,035.40	1,165.00	1,225.00	1,042.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,454.00	1,035.40	1,165.00	1,225.00	1,042.50
TOTAL CURRENT ASSETS	$2,708.00	$2,070.80	$2,330.00	$2,450.00	$2,085.00

Other Assets
Collectable Assets	$-	$-	$8,832.00	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,708.00	$2,070.80	$11,162.00	$2,450.00	$2,085.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	400.00	-	1,165.00	-	-
TOTAL CURRENT LIABILITIES	$400.00	$-	$1,165.00	$-	$-

TOTAL LIABILITIES	$400.00	$-	$1,165.00	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$78,580.00	$174,500.00	$51,200.00	$118,980.00	$21,940.00
Membership Distributions	(96,000.00)	(200,000.00)	-	(200,000.00)	(1,535.80)
Total - Equity	(17,420.00)	(25,500.00)	51,200.00	(81,020.00)	20,404.20
Retained Equity	19,728.00	27,570.80	(10,327.00)	83,470.00	(17,203.40)
Net Income / (loss)	-	-	(30,876.00)	-	(1,115.80)
TOTAL MEMBERS’ EQUITY	$2,308.00	$2,070.80	$9,997.00	$2,450.00	$2,085.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,708.00	$2,070.80	$11,162.00	$2,450.00	$2,085.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#GRETZKY OPEE CHEE1979	#GRIFFEY89 UPPERDECK SGCGOLD	#GaryCarter 1975PSA10 Basket	#Giannis48 PointGame Sneakers	#Gretzky 1979 Topps9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,380.00	-	-	1,050.00	315.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,380.00	-	-	1,050.00	315.00
TOTAL CURRENT ASSETS	$2,760.00	$-	$-	$2,100.00	$630.00

Other Assets
Collectable Assets	$57,842.23	$-	$-	$10,931.13	$20,230.25
TOTAL OTHER ASSETS

TOTAL ASSETS	$60,602.23	$-	$-	$13,031.13	$20,860.25

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,380.00	-	-	1,050.00	315.00
TOTAL CURRENT LIABILITIES	$1,380.00	$-	$-	$1,050.00	$315.00

TOTAL LIABILITIES	$1,380.00	$-	$-	$1,050.00	$315.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$70,780.00	$17,360.00	$39,000.00	$26,200.00	$59,380.00
Membership Distributions	-	(4,062.74)	(27,348.75)	-	-
Total - Equity	70,780.00	13,297.26	11,651.25	26,200.00	59,380.00
Retained Equity	-	(8,914.57)	-	(7,366.75)	(1,720.20)
Net Income / (loss)	(11,557.77)	(4,382.69)	(11,651.25)	(6,852.12)	(37,114.55)
TOTAL MEMBERS’ EQUITY	$59,222.23	$0.00	$-	$11,981.13	$20,545.25

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$60,602.23	$0.00	$-	$13,031.13	$20,860.25

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Gretzky1981 SportsIllustrated CoverCGC9.4	#HARMONKILLE BREW1955 TOPPSPSA9	#HamiltonChrome OrangeSapphire	#HonusWagner 1910PSA5	#JACKIE ROBINSON AUTOBAT
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	4,000.00	1,272.50	1,060.00	26.00	5,341.47
Due from Affiliate	-	-	-	-	-
Reserve - Asset	4,000.00	1,272.50	1,060.00	-	5,101.47
TOTAL CURRENT ASSETS	$8,000.00	$2,545.00	$2,120.00	$26.00	$10,442.94

Other Assets
Collectable Assets	$-	$-	$12,264.47	$-	$34,068.75
TOTAL OTHER ASSETS

TOTAL ASSETS	$8,000.00	$2,545.00	$14,384.47	$26.00	$44,511.69

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable				26.00
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,060.00	-	5,101.47
TOTAL CURRENT LIABILITIES	$-	$-	$1,060.00	$26.00	$5,101.47

TOTAL LIABILITIES	$-	$-	$1,060.00	$26.00	$5,101.47

MEMBERS’ EQUITY
Equity
Membership Contributions	$39,600.00	$43,940.00	$60,000.00	$100,680.00	$87,240.00
Membership Distributions	(19,210.00)	(21,130.43)	-	(79,474.00)	-
Total - Equity	20,390.00	22,809.57	60,000.00	21,206.00	87,240.00
Retained Equity	-	(18,740.80)	(45,554.13)	-	(12,646.22)
Net Income / (loss)	(12,390.00)	(1,523.77)	(1,121.40)	(21,206.00)	(35,183.56)
TOTAL MEMBERS’ EQUITY	$8,000.00	$2,545.00	$13,324.47	$-	$39,410.22

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$8,000.00	$2,545.00	$14,384.47	$26.00	$44,511.69

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#JETERFOILRC BASKETBGS9.5	#JORDAN85 NIKEBASKET	#JORDAN EXQUISITEBGS8	#JORDAN PSA10	#JORDAN ROOKIE JERSEY
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,152.50	1,256.00	1,165.00	1,207.48	1,855.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,152.50	1,256.00	1,165.00	707.48	1,855.00
TOTAL CURRENT ASSETS	$2,305.00	$2,512.00	$2,330.00	$1,914.96	$3,710.00

Other Assets
Collectable Assets	$-	$-	$13,346.75	$100,162.52	$158,068.13
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,305.00	$2,512.00	$15,676.75	$102,077.48	$161,778.13

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,165.00	707.48	1,855.00
TOTAL CURRENT LIABILITIES	$-	$-	$1,165.00	$707.48	$1,855.00

TOTAL LIABILITIES	$-	$-	$1,165.00	$707.48	$1,855.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$103,350.00	$141,530.00	$81,300.00	$101,370.00	$246,500.00
Membership Distributions	(7,027.80)	(203,000.00)	-	-	-
Total - Equity	96,322.20	(61,470.00)	81,300.00	101,370.00	246,500.00
Retained Equity	(80,463.60)	63,982.00	(51,548.99)	-	-
Net Income / (loss)	(13,553.60)	-	(15,239.26)	-	(86,576.87)
TOTAL MEMBERS’ EQUITY	$2,305.00	$2,512.00	$14,511.75	$101,370.00	$159,923.13

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,305.00	$2,512.00	$15,676.75	$102,077.48	$161,778.13

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#JORDANSIGNED PROFESSIONAL BAT	#Jackie Leaf3.5	#JackieRobinson 1952Topps PSA8.5	#JackieRobinson 53Topps8	#JimmieFoxx 1938Bat
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,077.50	920.00	825.00	1,055.00	990.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,077.50	920.00	825.00	1,055.00	990.00
TOTAL CURRENT ASSETS	$2,155.00	$1,840.00	$1,650.00	$2,110.00	$1,980.00

Other Assets
Collectable Assets	$-	$-	$261,022.65	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,155.00	$1,840.00	$262,672.65	$2,110.00	$1,980.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	825.00	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$825.00	$-	$-

TOTAL LIABILITIES	$-	$-	$825.00	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$52,900.00	$42,200.00	$576,050.00	$59,000.00	$98,600.00
Membership Distributions	(13,756.88)	(11,920.00)	-	(23,052.00)	(76,618.75)
Total - Equity	39,143.12	30,280.00	576,050.00	35,948.00	21,981.25
Retained Equity	(43,108.73)	(19,324.00)	-	(3,000.00)	(22,735.63)
Net Income / (loss)	6,120.61	(9,116.00)	(314,202.35)	(30,838.00)	2,734.38
TOTAL MEMBERS’ EQUITY	$2,155.00	$1,840.00	$261,847.65	$2,110.00	$1,980.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,155.00	$1,840.00	$262,672.65	$2,110.00	$1,980.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#JokicRefractor 1of1	#Jordan86 FleerBGS9.5 Basket	#JordanExquisite 8.5Flashback	#JordanFleer 86SGC10	#JordanLe BronMagic TripleSigs
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,174.62	-	1,005.00	1,405.00	1,048.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,174.62	-	1,005.00	1,405.00	1,048.00
TOTAL CURRENT ASSETS	$2,349.24	$-	$2,010.00	$2,810.00	$2,096.00

Other Assets
Collectable Assets	$-	$55,437.65	$45,171.63	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,349.24	$55,437.65	$47,181.63	$2,810.00	$2,096.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,005.00	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$1,005.00	$-	$-

TOTAL LIABILITIES	$-	$-	$1,005.00	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$24,110.00	$143,550.00	$181,000.00	$200,900.00	$86,750.00
Membership Distributions	(6,076.68)	-	-	(49,087.50)	(19,167.50)
Total - Equity	18,033.32	143,550.00	181,000.00	151,812.50	67,582.50
Retained Equity	(5,107.17)	(75,658.16)	(84,698.40)	(116,345.33)	(55,881.69)
Net Income / (loss)	(10,576.91)	(12,454.19)	(50,124.97)	(32,657.17)	(9,604.81)
TOTAL MEMBERS’ EQUITY	$2,349.24	$55,437.65	$46,176.63	$2,810.00	$2,096.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,349.24	$55,437.65	$47,181.63	$2,810.00	$2,096.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#JordanLe BronSign oftheTimes	#JordanMagicLe BronTriple AutoJersey	#JoshAllen GoldBGS9.5	#JustinHerbert Hidden TreasureRPA	#KAWHI BASKET
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,050.00	930.30	1,050.00	1,015.00	2,040.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,050.00	930.30	1,050.00	1,015.00	2,040.00
TOTAL CURRENT ASSETS	$2,100.00	$1,860.60	$2,100.00	$2,030.00	$4,080.00

Other Assets
Collectable Assets	$48,692.25	$-	$30,200.00	$12,159.37	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$50,792.25	$1,860.60	$32,300.00	$14,189.37	$4,080.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,050.00	-	1,050.00	1,015.00	-
TOTAL CURRENT LIABILITIES	$1,050.00	$-	$1,050.00	$1,015.00	$-

TOTAL LIABILITIES	$1,050.00	$-	$1,050.00	$1,015.00	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$171,000.00	$131,900.00	$31,250.00	$64,850.00	$71,610.00
Membership Distributions	-	(130,000.00)	-	-	(4,412.86)
Total - Equity	171,000.00	1,900.00	31,250.00	64,850.00	67,197.14
Retained Equity	(93,852.01)	(39.40)	-	(31,111.64)	(53,159.38)
Net Income / (loss)	(27,405.74)	-	-	(20,563.99)	(9,957.76)
TOTAL MEMBERS’ EQUITY	$49,742.25	$1,860.60	$31,250.00	$13,174.37	$4,080.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$50,792.25	$1,860.60	$32,300.00	$14,189.37	$4,080.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#KOBEREEBOK IVERSONRETROS	#KOUFAX 1955PSA8.5	#KOUFAX 55PSA9	#KareemPoints RecordBall	#KevinDurant HSJersey
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,020.00	1,270.00	900.00	850.00	885.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,020.00	1,270.00	900.00	850.00	885.00
TOTAL CURRENT ASSETS	$2,040.00	$2,540.00	$1,800.00	$1,700.00	$1,770.00

Other Assets
Collectable Assets	$20,843.75	$-	$206,872.00	$48,142.58	$56,750.00
TOTAL OTHER ASSETS

TOTAL ASSETS	$22,883.75	$2,540.00	$208,672.00	$49,842.58	$58,520.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,020.00	-	900.00	850.00	885.00
TOTAL CURRENT LIABILITIES	$1,020.00	$-	$900.00	$850.00	$885.00

TOTAL LIABILITIES	$1,020.00	$-	$900.00	$850.00	$885.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$92,000.00	$37,920.00	$497,500.00	$392,500.00	$227,000.00
Membership Distributions	-	(100,000.00)	-	-	-
Total - Equity	92,000.00	(62,080.00)	497,500.00	392,500.00	227,000.00
Retained Equity	(64,125.70)	64,620.00	(104,500.04)	(263,609.88)	(108,302.00)
Net Income / (loss)	(6,010.55)	-	(185,227.96)	(79,897.54)	(61,063.00)
TOTAL MEMBERS’ EQUITY	$21,863.75	$2,540.00	$207,772.00	$48,992.58	$57,635.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$22,883.75	$2,540.00	$208,672.00	$49,842.58	$58,520.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Kobe1997 AirBallGame UsedShoes	#KobeBlack HistoryMonth FinalSeasonShoes	#KobeBryant 2001Warm UpJacket	#KobeBryant FirstWhite #24Jersey	#KobeBryant RookieSneakers
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	400.00	1,005.00	995.00	550.00	1,005.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	400.00	1,005.00	995.00	550.00	1,005.00
TOTAL CURRENT ASSETS	$800.00	$2,010.00	$1,990.00	$1,100.00	$2,010.00

Other Assets
Collectable Assets	$-	$32,279.25	$73,454.06	$164,617.96	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$800.00	$34,289.25	$75,444.06	$165,717.96	$2,010.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,005.00	995.00	550.00	-
TOTAL CURRENT LIABILITIES	$-	$1,005.00	$995.00	$550.00	$-

TOTAL LIABILITIES	$-	$1,005.00	$995.00	$550.00	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$132,300.00	$77,200.00	$209,100.00	$710,700.00	$138,000.00
Membership Distributions	(94,000.00)	-	-	-	(152,500.00)
Total - Equity	38,300.00	77,200.00	209,100.00	710,700.00	(14,500.00)
Retained Equity	-	(28,041.50)	(134,650.94)	(385,275.81)	16,510.00
Net Income / (loss)	(37,500.00)	(15,874.25)	-	(160,256.23)	-
TOTAL MEMBERS’ EQUITY	$800.00	$33,284.25	$74,449.06	$165,167.96	$2,010.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$800.00	$34,289.25	$75,444.06	$165,717.96	$2,010.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#KobeBryant RoyalBlue JordanSneakers	#KobeFinal SeasonSneakers	#KobeLeBron JordanMagic QuadAuto	#Koufax PSA8	#LBJ Exquisite
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	985.00	1,010.00	1,010.00	1,090.00	175.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	985.00	1,010.00	1,010.00	1,090.00	175.00
TOTAL CURRENT ASSETS	$1,970.00	$2,020.00	$2,020.00	$2,180.00	$350.00

Other Assets
Collectable Assets	$15,269.92	$19,919.57	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$17,239.92	$21,939.57	$2,020.00	$2,180.00	$350.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	985.00	1,010.00	-	-	-
TOTAL CURRENT LIABILITIES	$985.00	$1,010.00	$-	$-	$-

TOTAL LIABILITIES	$985.00	$1,010.00	$-	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$93,001.00	$64,800.00	$127,000.00	$44,450.00	$1,387,500.00
Membership Distributions	-	-	(31,790.00)	(21,131.00)	(333,000.00)
Total - Equity	93,001.00	64,800.00	95,210.00	23,319.00	1,054,500.00
Retained Equity	(52,568.50)	(43,003.38)	(85,521.08)	(16,405.24)	(597,157.91)
Net Income / (loss)	(24,177.58)	(867.05)	(7,668.92)	(4,733.76)	(456,992.09)
TOTAL MEMBERS’ EQUITY	$16,254.92	$20,929.57	$2,020.00	$2,180.00	$350.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$17,239.92	$21,939.57	$2,020.00	$2,180.00	$350.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#LBJKobe ToppsBasket	#LEBRON BLACK REFRACTOR	#LEBRON EMBLEMSOF ENDORSEMENT	#LEBRON MELOW ADETRIORC	#LEBRON ROOKIE
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	1,190.00	2,050.00	884.00	2,523.29
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,190.00	2,050.00	884.00	2,273.29
TOTAL CURRENT ASSETS	$-	$2,380.00	$4,100.00	$1,768.00	$4,796.58

Other Assets
Collectable Assets	$-	$29,157.99	$16,022.50	$47,390.00	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$-	$31,537.99	$20,122.50	$49,158.00	$4,796.58

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,190.00	2,050.00	884.00	-
TOTAL CURRENT LIABILITIES	$-	$1,190.00	$2,050.00	$884.00	$-

TOTAL LIABILITIES	$-	$1,190.00	$2,050.00	$884.00	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$16,800.00	$136,050.00	$221,000.00	$379,120.00	$51,100.00
Membership Distributions	(4,924.00)	-	-	-	(75,000.00)
Total - Equity	11,876.00	136,050.00	221,000.00	379,120.00	(23,900.00)
Retained Equity	(7,465.21)	(54,865.94)	(157,882.01)	(287,477.38)	28,696.58
Net Income / (loss)	(4,410.79)	(50,836.07)	(45,045.49)	(43,368.62)	-
TOTAL MEMBERS’ EQUITY	$-	$30,347.99	$18,072.50	$48,274.00	$4,796.58

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$-	$31,537.99	$20,122.50	$49,158.00	$4,796.58

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#LEBRON ULTIMATE	#LUKADONCICGU ROOKIE SNEAKERS	#LeBron BlackDiamond	#LeBron Credentials	#LeBronMelo Bosh2008 TripleLogoMan
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,115.00	985.00	-	-	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,115.00	985.00	-	-	-
TOTAL CURRENT ASSETS	$2,230.00	$1,970.00	$-	$-	$-

Other Assets
Collectable Assets	$39,514.38	$-	$-	$35,961.43	$38,718.75
TOTAL OTHER ASSETS

TOTAL ASSETS	$41,744.38	$1,970.00	$-	$35,961.43	$38,718.75

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,115.00	-	-	-	-
TOTAL CURRENT LIABILITIES	$1,115.00	$-	$-	$-	$-

TOTAL LIABILITIES	$1,115.00	$-	$-	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$185,950.00	$93,701.00	$78,750.00	$196,000.00	$309,750.00
Membership Distributions	-	(115,000.00)	(11,815.00)	-	-
Total - Equity	185,950.00	(21,299.00)	66,935.00	196,000.00	309,750.00
Retained Equity	(118,824.86)	23,269.00	(46,369.85)	(151,238.27)	(232,179.72)
Net Income / (loss)	(26,495.76)	-	(20,565.15)	(8,800.30)	(38,851.53)
TOTAL MEMBERS’ EQUITY	$40,629.38	$1,970.00	$-	$35,961.43	$38,718.75

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$41,744.38	$1,970.00	$-	$35,961.43	$38,718.75

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#LeBron MeloDual Logoman	#LeBron RookieShoes	#LouGehrig RCPhoto	#Luka Rookie Jersey	#Luka White Sparkle
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	650.00	1,075.00	1,012.60	810.00	655.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	650.00	1,075.00	1,012.60	810.00	655.00
TOTAL CURRENT ASSETS	$1,300.00	$2,150.00	$2,025.20	$1,620.00	$1,310.00

Other Assets
Collectable Assets	$84,151.87	$119,026.90	$-	$202,185.36	$176,674.55
TOTAL OTHER ASSETS

TOTAL ASSETS	$85,451.87	$121,176.90	$2,025.20	$203,805.36	$177,984.55

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	650.00	1,075.00	-	810.00	655.00
TOTAL CURRENT LIABILITIES	$650.00	$1,075.00	$-	$810.00	$655.00

TOTAL LIABILITIES	$650.00	$1,075.00	$-	$810.00	$655.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$1,110,000.00	$466,000.00	$54,260.00	$522,250.00	$721,000.00
Membership Distributions	-	-	(22,090.90)	-	-
Total - Equity	1,110,000.00	466,000.00	32,169.10	522,250.00	721,000.00
Retained Equity	(725,558.15)	(108,640.59)	(5,824.99)	(161,167.67)	(439,829.01)
Net Income / (loss)	(299,639.98)	(237,257.51)	(24,318.91)	(158,086.97)	(103,841.44)
TOTAL MEMBERS’ EQUITY	$84,801.87	$120,101.90	$2,025.20	$202,995.36	$177,329.55

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$85,451.87	$121,176.90	$2,025.20	$203,805.36	$177,984.55

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#MAGIC BIRDDRJ	#MAGIC BIRDDRJ PSA8BASKET	#MAGICBIRD LOGOMAN	#MAHOMES EMERAL DRPA BGS9	#MAHOMES ROOKIE
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,930.00	1,091.00	1,120.00	1,235.00	4,792.11
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,930.00	1,091.00	1,120.00	1,235.00	4,417.11
TOTAL CURRENT ASSETS	$3,860.00	$2,182.00	$2,240.00	$2,470.00	$9,209.22

Other Assets
Collectable Assets	$-	$-	$38,460.00	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$3,860.00	$2,182.00	$40,700.00	$2,470.00	$9,209.22

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,120.00	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$1,120.00	$-	$-

TOTAL LIABILITIES	$-	$-	$1,120.00	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$355,280.00	$28,160.00	$512,800.00	$82,340.00	$136,575.00
Membership Distributions	(720,000.00)	(4,505.00)	-	(115,000.00)	(182,500.00)
Total - Equity	(364,720.00)	23,655.00	512,800.00	(32,660.00)	(45,925.00)
Retained Equity	368,580.00	(20,274.58)	(289,637.60)	35,130.00	55,134.22
Net Income / (loss)	-	(1,198.42)	(183,582.40)	-	-
TOTAL MEMBERS’ EQUITY	$3,860.00	$2,182.00	$39,580.00	$2,470.00	$9,209.22

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$3,860.00	$2,182.00	$40,700.00	$2,470.00	$9,209.22

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#MANTLE 1952 BOWMAN PSA8	#MANTLE 1952 TOPPSPSA8	#MANTLE 1956 PSA8 BASKET	#MANTLE 1960 PSA9	#MANTLE52 TOPPSPSA7
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	1,470.00	1,080.50	2,361.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,470.00	1,080.50	1,080.50	-
TOTAL CURRENT ASSETS	$-	$2,940.00	$2,161.00	$3,441.50	$-

Other Assets
Collectable Assets	$-	$497,330.00	$-	$-	$259,970.61
TOTAL OTHER ASSETS

TOTAL ASSETS	$-	$500,270.00	$2,161.00	$3,441.50	$259,970.61

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable				1,280.50
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,470.00	-	-	-
TOTAL CURRENT LIABILITIES	$-	$1,470.00	$-	$1,280.50	$-

TOTAL LIABILITIES	$-	$1,470.00	$-	$1,280.50	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$15,600.00	$498,800.00	$29,675.00	$42,270.00	$316,000.00
Membership Distributions	(18,249.01)	-	(20,000.00)	(48,025.00)	-
Total - Equity	(2,649.01)	498,800.00	9,675.00	(5,755.00)	316,000.00
Retained Equity	-	-	-	-	-
Net Income / (loss)	2,649.01	-	(7,514.00)	7,916.00	(56,029.39)
TOTAL MEMBERS’ EQUITY	$0.00	$498,800.00	$2,161.00	$2,161.00	$259,970.61

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$0.00	$500,270.00	$2,161.00	$3,441.50	$259,970.61

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#MANTLE54 BOWMAN BASKET	#MANTLEMINT 1953	#MARINO1984 ROOKIECARD BGS10BASKET	#MARINO MANNING FAVRE JERSEYS	#MAYS 1951 BOWMAN7
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,030.00	5,000.00	-	4,320.40	1,010.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,030.00	-	-	4,320.40	1,010.00
TOTAL CURRENT ASSETS	$2,060.00	$5,000.00	$-	$8,640.80	$2,020.00

Other Assets
Collectable Assets	$-	$-	$-	$22,723.75	$41,502.34
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,060.00	$5,000.00	$-	$31,364.55	$43,522.34

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	4,320.40	1,010.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$4,320.40	$1,010.00

TOTAL LIABILITIES	$-	$-	$-	$4,320.40	$1,010.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$53,200.00	$2,493,000.00	$19,580.00	$51,940.00	$105,000.00
Membership Distributions	(34,107.35)	(3,100,000.00)	(9,054.20)	-	-
Total - Equity	19,092.65	(607,000.00)	10,525.80	51,940.00	105,000.00
Retained Equity	(22,362.71)	612,000.00	(9,293.75)	(11,190.59)	(33,836.88)
Net Income / (loss)	5,330.06	-	(1,232.05)	(13,705.26)	(28,650.78)
TOTAL MEMBERS’ EQUITY	$2,060.00	$5,000.00	$(0.00)	$27,044.15	$42,512.34

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,060.00	$5,000.00	$(0.00)	$31,364.55	$43,522.34

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#MAYS 1951 PHOTO	#MAYS 1952 PSA8	#MAYS 1959PSA9 BASKET	#MAYS1960 PSA9	#MAY WEATHERRC PSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,033.00	960.00	1,062.00	1,604.74	522.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,033.00	960.00	1,062.00	1,604.74	522.50
TOTAL CURRENT ASSETS	$2,066.00	$1,920.00	$2,124.00	$3,209.48	$1,045.00

Other Assets
Collectable Assets	$-	$124,916.83	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,066.00	$126,836.83	$2,124.00	$3,209.48	$1,045.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable			-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	960.00	-	-	-
TOTAL CURRENT LIABILITIES	$-	$960.00	$-	$-	$-

TOTAL LIABILITIES	$-	$960.00	$-	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$53,210.00	$252,750.00	$25,456.00	$19,140.00	$26,270.00
Membership Distributions	(65,000.00)	-	(24,220.00)	(14,726.25)	(3,964.40)
Total - Equity	(11,790.00)	252,750.00	1,236.00	4,413.75	22,305.60
Retained Equity	13,856.00	(26,805.33)	-	(926.36)	(16,290.30)
Net Income / (loss)	-	(100,067.84)	888.00	(277.91)	(4,970.30)
TOTAL MEMBERS’ EQUITY	$2,066.00	$125,876.83	$2,124.00	$3,209.48	$1,045.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,066.00	$126,836.83	$2,124.00	$3,209.48	$1,045.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#MESSI ROOKIE BASKET	#MIKANRC PHOTO	#MLBAll StarGame TicketRun Collection	#MLBHALL OFFAME BASEBALL	#MONTANA RCPSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,085.00	1,085.00	1,010.00	1,040.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,085.00	1,085.00	1,010.00	1,040.00	-
TOTAL CURRENT ASSETS	$2,170.00	$2,170.00	$2,020.00	$2,080.00	$-

Other Assets
Collectable Assets	$-	$-	$9,607.37	$155,645.62	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,170.00	$2,170.00	$11,627.37	$157,725.62	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,010.00	1,040.00	-
TOTAL CURRENT LIABILITIES	$-	$-	$1,010.00	$1,040.00	$-

TOTAL LIABILITIES	$-	$-	$1,010.00	$1,040.00	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$94,460.00	$57,500.00	$50,900.00	$308,400.00	$67,320.00
Membership Distributions	(9,000.48)	(82,500.00)	-	-	(41,140.00)
Total - Equity	85,459.52	(25,000.00)	50,900.00	308,400.00	26,180.00
Retained Equity	(65,649.49)	27,170.00	(27,621.25)	(72,140.75)	(17,120.70)
Net Income / (loss)	(17,640.03)	-	(12,661.38)	(79,573.63)	(9,059.30)
TOTAL MEMBERS’ EQUITY	$2,170.00	$2,170.00	$10,617.37	$156,685.62	$-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,170.00	$2,170.00	$11,627.37	$157,725.62	$-

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#MOOKIE BETTS GLOVE	#MPJ Championship Ticket	#MagicBird DrJ1980PSA9 (BH SPORTS)	#Mahomes Bronze Basket	#Mahomes Immaculate 1of1
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,052.50	1,035.50	1,100.50	975.00	1,010.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,052.50	1,035.50	1,100.50	975.00	1,010.00
TOTAL CURRENT ASSETS	$2,105.00	$2,071.00	$2,201.00	$1,950.00	$2,020.00

Other Assets
Collectable Assets	$-	$2,004.94	$-	$-	$67,123.00
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,105.00	$4,075.94	$2,201.00	$1,950.00	$69,143.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,035.50	-	-	1,010.00
TOTAL CURRENT LIABILITIES	$-	$1,035.50	$-	$-	$1,010.00

TOTAL LIABILITIES	$-	$1,035.50	$-	$-	$1,010.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$63,110.00	$31,450.00	$32,950.00	$115,000.00	$227,000.00
Membership Distributions	(12,457.25)	-	(12,008.80)	(11,934.00)	-
Total - Equity	50,652.75	31,450.00	20,941.20	103,066.00	227,000.00
Retained Equity	(44,307.81)	(27,550.58)	(16,306.37)	(15,608.00)	(112,054.32)
Net Income / (loss)	(4,239.94)	(858.98)	(2,433.83)	(85,508.00)	(46,812.68)
TOTAL MEMBERS’ EQUITY	$2,105.00	$3,040.44	$2,201.00	$1,950.00	$68,133.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,105.00	$4,075.94	$2,201.00	$1,950.00	$69,143.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Mahomes NT1of1	#Mahomes NT8.5	#Mantle1953 Bowman8 Basket	#Mantle1953 Topps8	#Mantle1957 ToppsPSA8.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	4,555.00	1,041.20	1,016.00	995.00	1,084.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	4,555.00	1,041.20	1,016.00	995.00	1,084.00
TOTAL CURRENT ASSETS	$9,110.00	$2,082.40	$2,032.00	$1,990.00	$2,168.00

Other Assets
Collectable Assets	$312,772.49	$-	$-	$57,344.71	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$321,882.49	$2,082.40	$2,032.00	$59,334.71	$2,168.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	4,555.00	-	-	995.00	-
TOTAL CURRENT LIABILITIES	$4,555.00	$-	$-	$995.00	$-

TOTAL LIABILITIES	$4,555.00	$-	$-	$995.00	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$1,667,500.00	$165,900.00	$53,000.00	$103,500.00	$58,300.00
Membership Distributions	-	(24,777.50)	(26,413.75)	-	(32,657.00)
Total - Equity	1,667,500.00	141,122.50	26,586.25	103,500.00	25,643.00
Retained Equity	(1,043,978.71)	(107,080.30)	(22,052.25)	(1,733.64)	(12,771.36)
Net Income / (loss)	(306,193.80)	(31,959.80)	(2,502.00)	(43,426.65)	(10,703.64)
TOTAL MEMBERS’ EQUITY	$317,327.49	$2,082.40	$2,032.00	$58,339.71	$2,168.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$321,882.49	$2,082.40	$2,032.00	$59,334.71	$2,168.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Mantle1964 Topps9	#Mantle1965 Topps9	#Mantle1966 ToppsPSA9 Basket	#Mantle1967 Topps9	#Mantle1968 PSA9Basket
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,038.00	1,250.50	1,040.00	635.50	1,076.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,038.00	1,250.50	1,040.00	685.50	1,076.50
TOTAL CURRENT ASSETS	$2,076.00	$2,501.00	$2,080.00	$1,321.00	$2,153.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,076.00	$2,501.00	$2,080.00	$1,321.00	$2,153.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$-

TOTAL LIABILITIES	$-	$-	$-	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$51,152.50	$39,950.00	$45,660.00	$21,470.00	$38,050.00
Membership Distributions	(24,973.00)	(19,200.00)	(28,334.75)	(11,921.25)	(15,491.25)
Total - Equity	26,179.50	20,750.00	17,325.25	9,548.75	22,558.75
Retained Equity	(3,232.33)	-	(2,394.65)	(5,174.36)	(17,993.60)
Net Income / (loss)	(20,871.17)	(18,249.00)	(12,850.60)	(3,053.39)	(2,412.15)
TOTAL MEMBERS’ EQUITY	$2,076.00	$2,501.00	$2,080.00	$1,321.00	$2,153.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,076.00	$2,501.00	$2,080.00	$1,321.00	$2,153.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Mantle1969 Topps9	#Mantle51 BowmanSGC7	#Mantle DebutStub	#Maris58 ToppsPSA9	#Mays1956 GrayPSA9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	3,060.00	960.25	1,012.50	1,100.05	1,080.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	3,060.00	960.25	1,012.50	1,100.05	1,080.00
TOTAL CURRENT ASSETS	$6,120.00	$1,920.50	$2,025.00	$2,200.10	$2,160.00

Other Assets
Collectable Assets	$-	$-	$18,587.42	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$6,120.00	$1,920.50	$20,612.42	$2,200.10	$2,160.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,012.50	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$1,012.50	$-	$-

TOTAL LIABILITIES	$-	$-	$1,012.50	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$35,400.00	$83,845.00	$118,250.00	$29,345.00	$59,000.00
Membership Distributions	(14,887.75)	(36,498.01)	-	(16,808.29)	(29,920.00)
Total - Equity	20,512.25	47,346.99	118,250.00	12,536.71	29,080.00
Retained Equity	-	(19,166.57)	(85,723.88)	(6,896.46)	(21,757.32)
Net Income / (loss)	(14,392.25)	(26,259.92)	(12,926.20)	(3,440.15)	(5,162.68)
TOTAL MEMBERS’ EQUITY	$6,120.00	$1,920.50	$19,599.92	$2,200.10	$2,160.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$6,120.00	$1,920.50	$20,612.42	$2,200.10	$2,160.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#MessiMega cracks#71 PSA9	#Michael PorterJr Basket	#Mikan48 Bowman PSA7	#NTBBall WaxBundle	#NadalNet ProGlossy
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	-	1,002.50	975.00	1,038.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	-	1,002.50	975.00	1,038.50
TOTAL CURRENT ASSETS	$-	$-	$2,005.00	$1,950.00	$2,077.00

Other Assets
Collectable Assets	$33,750.00	$-	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$33,750.00	$-	$2,005.00	$1,950.00	$2,077.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$-

TOTAL LIABILITIES	$-	$-	$-	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$90,000.00	$31,065.00	$42,551.00	$142,500.00	$30,650.00
Membership Distributions	-	(2,167.50)	(25,680.00)	(51,303.42)	(6,655.50)
Total - Equity	90,000.00	28,897.50	16,871.00	91,196.58	23,994.50
Retained Equity	(56,061.27)	(20,562.97)	(14,954.75)	(78,599.62)	-
Net Income / (loss)	(188.73)	(8,334.53)	88.75	(10,646.96)	(21,917.50)
TOTAL MEMBERS’ EQUITY	$33,750.00	$(0.00)	$2,005.00	$1,950.00	$2,077.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$33,750.00	$(0.00)	$2,005.00	$1,950.00	$2,077.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#NegroLeague Legendary CutsBasket	#NolanRyan 1968 Milton BradleyPSA9	#NolanRyan 1968 ToppsPSA8.5	#OVECHKIN THECUP BGS8.5	#OZZIE SMITHRC BGS9.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	995.00	1,030.00	1,061.50	1,070.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	995.00	1,030.00	1,061.50	1,070.00	-
TOTAL CURRENT ASSETS	$1,990.00	$2,060.00	$2,123.00	$2,140.00	$-

Other Assets
Collectable Assets	$26,100.00	$77,544.67	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$28,090.00	$79,604.67	$2,123.00	$2,140.00	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	995.00	1,030.00	-	-	-
TOTAL CURRENT LIABILITIES	$995.00	$1,030.00	$-	$-	$-

TOTAL LIABILITIES	$995.00	$1,030.00	$-	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$92,800.00	$172,500.00	$24,850.00	$42,250.00	$74,710.00
Membership Distributions	-	-	(13,927.25)	(55,000.00)	(6,800.00)
Total - Equity	92,800.00	172,500.00	10,922.75	(12,750.00)	67,910.00
Retained Equity	(59,607.27)	(45,279.92)	-	14,890.00	(54,009.10)
Net Income / (loss)	(6,097.73)	(48,645.41)	(8,799.75)	-	(13,900.90)
TOTAL MEMBERS’ EQUITY	$27,095.00	$78,574.67	$2,123.00	$2,140.00	$0.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$28,090.00	$79,604.67	$2,123.00	$2,140.00	$0.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Orange Dominguez	#OscarRobertson Cincinnati RoyalsJersey	#OttoGraham1950 BowmanPSA9	#Ovechkin SPAuthBasket9.5	#Ovechkin TheCupBGS GemMint9.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	3,028.80	915.00	1,011.50	1,290.10	830.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	3,028.80	915.00	1,011.50	1,290.10	830.00
TOTAL CURRENT ASSETS	$6,057.60	$1,830.00	$2,023.00	$2,580.20	$1,660.00

Other Assets
Collectable Assets	$-	$-	$-	$13,987.69	$121,112.83
TOTAL OTHER ASSETS

TOTAL ASSETS	$6,057.60	$1,830.00	$2,023.00	$16,567.89	$122,772.83

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	1,290.10	830.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$1,290.10	$830.00

TOTAL LIABILITIES	$-	$-	$-	$1,290.10	$830.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$38,395.00	$295,414.00	$51,378.00	$32,380.00	$468,500.00
Membership Distributions	(7,803.00)	(320,000.00)	(70,000.00)	-	-
Total - Equity	30,592.00	(24,586.00)	(18,622.00)	32,380.00	468,500.00
Retained Equity	(18,566.20)	26,416.00	20,645.00	(6,470.54)	(145,768.63)
Net Income / (loss)	(5,968.20)	-	-	(10,631.67)	(200,788.54)
TOTAL MEMBERS’ EQUITY	$6,057.60	$1,830.00	$2,023.00	$15,277.79	$121,942.83

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$6,057.60	$1,830.00	$2,023.00	$16,567.89	$122,772.83

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#PaulMolitor 1978ToppsPSA10	#PaulPierce 2010AS GJersey	#Pele1958 AmericanaPSA3	#Peyton Manning MVPHelmet	#RICKEY HENDERSONRC PSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,017.50	1,025.50	1,002.50	955.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,017.50	1,025.50	1,002.50	955.00	-
TOTAL CURRENT ASSETS	$2,035.00	$2,051.00	$2,005.00	$1,910.00	$-

Other Assets
Collectable Assets	$-	$4,088.50	$43,566.88	$75,960.49	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,035.00	$6,139.50	$45,571.88	$77,870.49	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,025.50	1,002.50	955.00	-
TOTAL CURRENT LIABILITIES	$-	$1,025.50	$1,002.50	$955.00	$-

TOTAL LIABILITIES	$-	$1,025.50	$1,002.50	$955.00	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$53,990.00	$31,450.00	$126,740.00	$190,020.00	$152,200.00
Membership Distributions	(21,130.43)	-	-	-	(67,000.00)
Total - Equity	32,859.57	31,450.00	126,740.00	190,020.00	85,200.00
Retained Equity	(18,935.94)	(26,336.00)	(49,513.47)	(18,774.74)	(58,664.51)
Net Income / (loss)	(11,888.63)	-	(32,657.15)	(94,329.77)	(26,535.49)
TOTAL MEMBERS’ EQUITY	$2,035.00	$5,114.00	$44,569.38	$76,915.49	$(0.00)

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,035.00	$6,139.50	$45,571.88	$77,870.49	$(0.00)

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#RODGERS PLAYOFF CONTENDER SGREEN	#RONALDO2002 PANINIFUTEBOL STICKERSPSA10	#RONALDO2003 PANINIMEGA CRAQUESPSA10	#RUTHGEHRIG BALL	#RipkenRookie Jersey&Card Basket
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,042.50	965.00	875.00	1,868.28	956.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,042.50	965.00	875.00	1,508.28	956.50
TOTAL CURRENT ASSETS	$2,085.00	$1,930.00	$1,750.00	$3,376.56	$1,913.00

Other Assets
Collectable Assets	$-	$26,131.88	$50,466.45	$-	$78,320.57
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,085.00	$28,061.88	$52,216.45	$3,376.56	$80,233.57

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	965.00	875.00	-	956.50
TOTAL CURRENT LIABILITIES	$-	$965.00	$875.00	$-	$956.50

TOTAL LIABILITIES	$-	$965.00	$875.00	$-	$956.50

MEMBERS’ EQUITY
Equity
Membership Contributions	$20,949.00	$115,500.00	$325,590.00	$73,620.00	$159,400.00
Membership Distributions	(30,000.00)	-	-	(55,227.25)	-
Total - Equity	(9,051.00)	115,500.00	325,590.00	18,392.75	159,400.00
Retained Equity	11,136.00	(49,849.30)	(170,975.47)	-	(35,470.17)
Net Income / (loss)	-	(38,553.82)	(103,273.08)	(15,016.19)	(44,652.76)
TOTAL MEMBERS’ EQUITY	$2,085.00	$27,096.88	$51,341.45	$3,376.56	$79,277.07

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,085.00	$28,061.88	$52,216.45	$3,376.56	$80,233.57

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Roy Campanella1949 BowmanPSA9	#Ruth1914 Baltimore NewsSGC3	#Ruth33 GoudeySGC8	#Sadaharu OhBat	#SandyKoufax1956 ToppsGray BackPSA9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	2,180.60	1,390.00	8,293.13	267.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	2,180.60	1,390.00	1,037.50	267.50
TOTAL CURRENT ASSETS	$-	$4,361.20	$2,780.00	$9,330.63	$535.00

Other Assets
Collectable Assets	$-	$-	$140,603.92	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$-	$4,361.20	$143,383.92	$9,330.63	$535.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable				7,255.63
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,390.00	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$1,390.00	$7,255.63	$-

TOTAL LIABILITIES	$-	$-	$1,390.00	$7,255.63	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$61,600.00	$66,540.00	$142,250.00	$25,850.00	$36,090.00
Membership Distributions	(27,853.74)	(96,138.00)	-	(54,718.75)	(24,973.00)
Total - Equity	33,746.26	(29,598.00)	142,250.00	(28,868.75)	11,117.00
Retained Equity	(23,100.00)	-	-	(5,780.44)	(4,944.60)
Net Income / (loss)	(10,646.26)	33,959.20	(256.08)	36,724.19	(5,637.40)
TOTAL MEMBERS’ EQUITY	$(0.00)	$4,361.20	$141,993.92	$2,075.00	$535.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$(0.00)	$4,361.20	$143,383.92	$9,330.63	$535.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Satchel Paige48 LeafSGC30	#Seager Orange Refractor Basket	#Serena03 NetProPSA 10Basket	#ShoelessJoe Jackson1915 PSA8	#StephCurry Sneakers
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,057.45	1,140.00	1,017.50	1,227.50	990.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,052.45	1,140.00	1,017.50	1,227.50	990.00
TOTAL CURRENT ASSETS	$2,109.90	$2,280.00	$2,035.00	$2,455.00	$1,980.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,109.90	$2,280.00	$2,035.00	$2,455.00	$1,980.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$-

TOTAL LIABILITIES	$-	$-	$-	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$37,050.00	$16,880.00	$18,800.00	$99,950.00	$82,000.00
Membership Distributions	(24,973.00)	(3,500.00)	(1,326.00)	(18,263.91)	(110,000.00)
Total - Equity	12,077.00	13,380.00	17,474.00	81,686.09	(28,000.00)
Retained Equity	(12,192.93)	(11,100.00)	-	(54,065.67)	29,980.00
Net Income / (loss)	2,225.83	-	(15,439.00)	(25,165.42)	-
TOTAL MEMBERS’ EQUITY	$2,109.90	$2,280.00	$2,035.00	$2,455.00	$1,980.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,109.90	$2,280.00	$2,035.00	$2,455.00	$1,980.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#TATIS BOWMAN BLACKLABEL	#TATUM FLAWLESS10	#TED WILLIAMS1939 PLAYBALL	#TIGER PUTTER	#TIGER SIFORKIDS
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,650.00	1,090.00	1,080.00	1,217.50	1,115.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,650.00	1,090.00	1,080.00	1,217.50	1,115.00
TOTAL CURRENT ASSETS	$3,300.00	$2,180.00	$2,160.00	$2,435.00	$2,230.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$16,651.87
TOTAL OTHER ASSETS

TOTAL ASSETS	$3,300.00	$2,180.00	$2,160.00	$2,435.00	$18,881.87

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	1,115.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$1,115.00

TOTAL LIABILITIES	$-	$-	$-	$-	$1,115.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$223,000.00	$47,600.00	$33,960.00	$215,860.00	$24,900.00
Membership Distributions	(13,090.00)	(100,000.00)	(31,696.50)	(180,276.48)	-
Total - Equity	209,910.00	(52,400.00)	2,263.50	35,583.52	24,900.00
Retained Equity	(176,471.25)	54,580.00	-	-	-
Net Income / (loss)	(30,138.75)	-	(103.50)	(33,148.52)	(7,133.13)
TOTAL MEMBERS’ EQUITY	$3,300.00	$2,180.00	$2,160.00	$2,435.00	$17,766.87

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$3,300.00	$2,180.00	$2,160.00	$2,435.00	$18,881.87

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#TIGER SPAUTHENTIC BGS9.5	#TRAEYOUNG FLAWLESS BGS9	#TYSONRC BGS9BASKET	#Tatum Flawless GoldBGS9.5	#TheRock Bumble BeePSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,085.00	1,050.00	-	1,115.00	1,050.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,085.00	1,050.00	-	1,115.00	1,050.00
TOTAL CURRENT ASSETS	$2,170.00	$2,100.00	$-	$2,230.00	$2,100.00

Other Assets
Collectable Assets	$-	$-	$-	$-	$18,978.75
TOTAL OTHER ASSETS

TOTAL ASSETS	$2,170.00	$2,100.00	$-	$2,230.00	$21,078.75

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	-	-	1,050.00
TOTAL CURRENT LIABILITIES	$-	$-	$-	$-	$1,050.00

TOTAL LIABILITIES	$-	$-	$-	$-	$1,050.00

MEMBERS’ EQUITY
Equity
Membership Contributions	$36,900.00	$15,840.00	$58,900.00	$60,000.00	$48,200.00
Membership Distributions	(7,845.86)	(1,982.20)	(6,847.60)	(13,600.00)	-
Total - Equity	29,054.14	13,857.80	52,052.40	46,400.00	48,200.00
Retained Equity	(21,189.24)	(8,252.95)	(41,307.96)	(16,885.00)	(26,665.00)
Net Income / (loss)	(5,694.90)	(3,504.85)	(10,744.44)	(27,285.00)	(1,506.25)
TOTAL MEMBERS’ EQUITY	$2,170.00	$2,100.00	$0.00	$2,230.00	$20,028.75

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,170.00	$2,100.00	$0.00	$2,230.00	$21,078.75

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Tiger1st EventStub	#TigerWoods DebutTicket	#TimDuncan PMGGreen	#TraeYoung FlawlessGreen BGS9	#Trevor LawrenceLeaf Basket
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	999.50	990.00	930.00	-	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	999.50	990.00	930.00	-	-
TOTAL CURRENT ASSETS	$1,999.00	$1,980.00	$1,860.00	$-	$-

Other Assets
Collectable Assets	$-	$10,540.84	$129,106.25	$1,543.57	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$1,999.00	$12,520.84	$130,966.25	$1,543.57	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	990.00	930.00	-	-
TOTAL CURRENT LIABILITIES	$-	$990.00	$930.00	$-	$-

TOTAL LIABILITIES	$-	$990.00	$930.00	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$94,950.00	$83,400.00	$227,500.00	$24,840.00	$11,300.00
Membership Distributions	(13,090.00)	-	-	-	(658.71)
Total - Equity	81,860.00	83,400.00	227,500.00	24,840.00	10,641.29
Retained Equity	(65,762.22)	(44,543.19)	-	(8,965.00)	(6,720.73)
Net Income / (loss)	(14,098.78)	(27,325.97)	(97,463.75)	(14,331.43)	(3,920.56)
TOTAL MEMBERS’ EQUITY	$1,999.00	$11,530.84	$130,036.25	$1,543.57	$0.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$1,999.00	$12,520.84	$130,966.25	$1,543.57	$0.00

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#TroutFinest Superfractor	#UNITAS1965 JERSEY	#Unitas PSA8	#WILTCHAMBER LAIN61PSA9	#Warren Spahn1948 LeafPSA9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,100.00	1,100.00	-	1,149.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,100.00	1,100.00	-	1,149.00	-
TOTAL CURRENT ASSETS	$2,200.00	$2,200.00	$-	$2,298.00	$-

Other Assets
Collectable Assets	$36,697.27	$165,900.00	$-	$-	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$38,897.27	$168,100.00	$-	$2,298.00	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,100.00	1,100.00	-	-	-
TOTAL CURRENT LIABILITIES	$1,100.00	$1,100.00	$-	$-	$-

TOTAL LIABILITIES	$1,100.00	$1,100.00	$-	$-	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$282,500.00	$167,000.00	$21,200.00	$207,400.00	$92,750.00
Membership Distributions	-	-	(6,963.44)	(350,000.00)	(74,510.31)
Total - Equity	282,500.00	167,000.00	14,236.56	(142,600.00)	18,239.69
Retained Equity	(166,771.99)	-	(8,604.67)	144,898.00	(41,313.55)
Net Income / (loss)	(77,930.74)	-	(5,631.89)	-	23,073.86
TOTAL MEMBERS’ EQUITY	$37,797.27	$167,000.00	$0.00	$2,298.00	$-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$38,897.27	$168,100.00	$0.00	$2,298.00	$-

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	#Wilt Chamberlain1961 FleerRCPSA9	#YASTRZEMSKIR C9BASKET	#YaoDuncanDirk TripleLogoman	#ZION RPABGS9	#ZionPrizms BlueBGS10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	1,048.00	3,190.00	2,050.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,048.00	3,190.00	2,050.00	-
TOTAL CURRENT ASSETS	$-	$2,096.00	$6,380.00	$4,100.00	$-

Other Assets
Collectable Assets	$143,252.57	$-	$38,475.00	$14,699.36	$-
TOTAL OTHER ASSETS

TOTAL ASSETS	$143,252.57	$2,096.00	$44,855.00	$18,799.36	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	3,190.00	2,050.00	-
TOTAL CURRENT LIABILITIES	$-	$-	$3,190.00	$2,050.00	$-

TOTAL LIABILITIES	$-	$-	$3,190.00	$2,050.00	$-

MEMBERS’ EQUITY
Equity
Membership Contributions	$355,999.50	$41,970.00	$171,000.00	$133,720.00	$31,560.00
Membership Distributions	-	(36,000.00)	-	-	(4,080.00)
Total - Equity	355,999.50	5,970.00	171,000.00	133,720.00	27,480.00
Retained Equity	(66,616.27)	(3,874.00)	(118,647.50)	(79,239.75)	(20,317.88)
Net Income / (loss)	(146,130.66)	-	(10,687.50)	(37,730.89)	(7,162.12)
TOTAL MEMBERS’ EQUITY	$143,252.57	$2,096.00	$41,665.00	$16,749.36	$(0.00)

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$143,252.57	$2,096.00	$44,855.00	$18,799.36	$(0.00)

Collectable Sports Assets, LLC
Balance Sheet as of
December 31, 2023

	CSA	Consolidated
ASSETS
Current Assets
Cash	$8,733.71	$8,733.71
Other Receivables	-	-
Prepaid Consignments	-	-
Due from Related Parties	(366,685.73)	(0.50)
Due from Affiliate	1,331,640.23	1,331,640.23
Reserve - Asset	-	273,344.57
TOTAL CURRENT ASSETS	$973,688.21	$1,613,718.01

Other Assets
Collectable Assets	$-	$7,816,284.05
TOTAL OTHER ASSETS

TOTAL ASSETS	$973,688.21	$9,430,002.06

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-
Sale Payout Liabilities	37,099.45	37,099.45
Taxes Payable		84,770.66
Due to Affiliates	937,771.69	937,771.69
Other Current Liabilities	-	128,193.07
TOTAL CURRENT LIABILITIES	$974,871.14	$1,187,834.87

TOTAL LIABILITIES	$974,871.14	$1,187,834.87

MEMBERS’ EQUITY
Equity
Membership Contributions	$-	$39,527,149.50
Membership Distributions	-	(13,749,449.21)
Total - Equity	-	25,777,700.29
Retained Equity	(1,430.63)	(11,019,582.53)
Net Income / (loss)	247.70	(6,515,950.57)
TOTAL MEMBERS’ EQUITY	$(1,182.93)	$8,242,167.19

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$973,688.21	$9,430,002.06

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#03EXQUISITE BOX	#03TOPPS CHROME WAX	#18-19BASKET BALLGROWTH BASKET	#1909E95S GCSET	#1959TOPPSBASE BALLSET
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense	-
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	8,475	2,435	2,236	7,410	8,555

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#1964KOUFAX JERSEY	#1969TOPPS BASKET BALLSET	#1980Topps Basketball Wax	#1986WAX	#2000PLAYOFF CONTENDERS WAX
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	43,850	6,102	7,462	7,770	2,465

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#48LeafRuth SGC8	#49Bowman JackieAuto	#86Auto FleerSet	#96Skybox E-X2000Wax	#AARON1954 PSA8.5
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	10,850	7,720	11,000	3,217	12,440

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#ACUNA GOLD9.5	#ALIW BCBELT	#ALKALINE 1954 TOPPSPSA9	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	19,757	-	-	1,768
Valuation Allowance	-	(19,757)	-	-	(1,768)
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	94,080	-	-	8,420
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	94,080	-	-	8,420
Net Income/(Loss)	$-	$(94,080)	$-	$-	$(8,420)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(2.18)	$-	$-	$(2.83)
Weighted Average Membership Interests	5,501	43,200	4,255	12,644	2,972

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#AaronDecade Basket	#AcunaBowman 10Basket	#AlexRodriguez09 WSUniform	#AliRookie CardBVG8	#BANKS1954 PSA9
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	16	-
Valuation Allowance	-	-	-	(16)	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	76	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	76	-
Net Income/(Loss)	$-	$-	$-	$(76)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$(0.01)	$-
Weighted Average Membership Interests	8,652	10,350	11,043	6,070	3,677

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#BETTSGOLD REFRACTOR BASKET	#BRADYPLAYOFF CONTENDERS BASKET	#BRADY REEBOK FLAWLESS	#BRADY ROOKIE	#BabeRuth BowsOutPhoto
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	1,351
Valuation Allowance	-	-	-	-	(1,351)
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	6,434
Income Tax Expense Current Year	-	-	-	-	-
Other Expense		-	-	-	-
Total Other Expense	-	-	-	-	6,434
Net Income/(Loss)	$-	$-	$-	$-	$(6,434)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$(0.61)
Weighted Average Membership Interests	6,424	18,660	4,067	5,971	10,516

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Bellinger Orange BGS9.5	#BettsBlue Refractor Basket	#BobbyOrr BruinsJersey	#Brady01 TicketBooklet	#Brady2000 SPXSpectrum BGS9.5
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	2,780	3,385	42,900	1,199	56,350

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Brady Bowman10	#Brady Championship Ticket	#Brady DebutTicket	#CHAMBERLAIN HSUNIFORM	#CHAMBERLAIN PHILAJERSEY59-60
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	10,753	-
Valuation Allowance	-	-	-	(10,753)	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	51,206	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense				-
Total Other Expense	-	-	-	51,206	-
Net Income/(Loss)	$-	$-	$-	$(51,206)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$(3.94)	$-
Weighted Average Membership Interests	3,140	231,200	11,575	13,000	133,500

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET	#COBBMINTE98	#COBBVINTAGE T206PHOTO	#CROSBY THECUP BASKET
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	5,990
Valuation Allowance	-	-	-	-	(5,990)
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	28,523
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	28,523
Net Income/(Loss)	$-	$-	$-	$-	$(28,523)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$(1.34)
Weighted Average Membership Interests	8,400	11,475	30,950	5,426	21,270

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#CURRY BASKET	#CURRYRP ABGS9.5	#CassiusClaySony ListonUPIType1	#CharlesBarkley SunsJersey	#ChicagoBulls DynastyHardwood
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	20,147	-
Valuation Allowance	-	-	-	(20,147)	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	95,940	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense	-	-	-
Total Other Expense	-	-	-	95,940	-
Net Income/(Loss)	$-	$-	$-	$(95,940)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$(3.00)	$-
Weighted Average Membership Interests	2,033	50,150	2,495	31,980	73,250

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#ChrisBoshGame WornRaptor Sneakers	#Clemente 65-68Bat	#Cristiano RonaldoRC1of1	#CrosbyWinter ClassicSkates	#CurryGold ToppsPSA10
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	346	-	-	-	-
Valuation Allowance	(346)	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	1,646	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense		-			-
Total Other Expense	1,646	-	-	-	-
Net Income/(Loss)	$(1,646)	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(0.45)	$-	$-	$-	$-
Weighted Average Membership Interests	3,630	6,345	53,250	1,910	3,200

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROMEREFR ACTORPSA10	#DWADE ULTIMATE	#DaveBing Signed50 GreatestNBAPlay
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	9,755	6,470	1,310	4,409	10,651

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Devers Superfractor	#Donovan Mitchell NT9.5	#Durant07-08 Exquisite Limited LogosBGS9.5	#ELWAY1984 ROOKIE CARDPSA10 BASKET	#EMMITT SMITH 10KJERSEY
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	3,720	3,125	22,277	3,125	6,050

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#EMMITT SMITHMVP BASKET	#EddiePlank T206PSA4	#EmbiidFirst 50PointGame Jersey	#Erling Haaland PSA10Basket	#Eruzione 1980 MiracleOnIce GoldJersey
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	6,143	7,947	-	-	-
Valuation Allowance	(6,143)	(7,947)	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	29,250	37,844	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	29,250	37,844	-	-	-
Net Income/(Loss)	$(29,250)	$(37,844)	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(5.00)	$(0.59)	$-	$-	$-
Weighted Average Membership Interests	5,850	63,640	3,942	1,456	70,800

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#FRANK ROBINSON1957 PSA9BASKET	#FRANK ROBINSON 500HRBAT	#GIANNIS GOLD IMMACULATE	#GIANNISRPA	#GLEYBER TORRES ORANGE9.5
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	7,878	17,450	5,120	11,898	2,194

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#GRETZKY OPEE CHEE1979	#GRIFFEY89 UPPERDECK SGCGOLD	#GaryCarter 1975PSA10 Basket	#Giannis48 PointGame Sneakers	#Gretzky 1979 Topps9
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	1,324	-
Valuation Allowance	-	-	-	(1,324)	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	6,305	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	6,305	-
Net Income/(Loss)	$-	$-	$-	$(6,305)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$(1.20)	$-
Weighted Average Membership Interests	7,078	1,736	3,900	5,240	11,876

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Gretzky1981 SportsIllustrated CoverCGC9.4	#HARMONKILLE BREW1955 TOPPSPSA9	#HamiltonChrome OrangeSapphire	#HonusWagner 1910PSA5	#JACKIE ROBINSON AUTOBAT
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	74	-	-
Valuation Allowance	-	-	(74)	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	354	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	354	-	-
Net Income/(Loss)	$-	$-	$(354)	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$(0.06)	$-	$-
Weighted Average Membership Interests	3,750	4,394	6,000	10,068	1,817

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#JETERFOILRC BASKETBGS9.5	#JORDAN85 NIKEBASKET	#JORDAN EXQUISITEBGS8	#JORDAN PSA10	#JORDAN ROOKIE JERSEY
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	3,967
Valuation Allowance	-	-	-	-	(3,967)
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	18,890
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	18,890
Net Income/(Loss)	$-	$-	$-	$-	$(18,890)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$(0.77)
Weighted Average Membership Interests	10,335	14,153	8,130	10,087	24,650

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#JORDANSIGNED PROFESSIONAL BAT	#Jackie Leaf3.5	#JackieRobinson 1952Topps PSA8.5	#JackieRobinson 53Topps8	#JimmieFoxx 1938Bat
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	5,290	8,440	57,605	7,400	9,860

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#JokicRefractor 1of1	#Jordan86 FleerBGS9.5 Basket	#JordanExquisite 8.5Flashback	#JordanFleer 86SGC10	#JordanLe BronMagic TripleSigs
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	2,411	28,710	17,455	20,090	8,675

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#JordanLe BronSign oftheTimes	#JordanMagicLe BronTriple AutoJersey	#JoshAllen GoldBGS9.5	#JustinHerbert Hidden TreasureRPA	#KAWHI BASKET
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	521	-	-	-	-
Valuation Allowance	(521)	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	2,482	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	2,482	-	-	-	-
Net Income/(Loss)	$(2,482)	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(0.15)	$-	$-	$-	$-
Weighted Average Membership Interests	17,100	25,690	3,125	12,970	2,387

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#KOBEREEBOK IVERSONRETROS	#KOUFAX 1955PSA8.5	#KOUFAX 55PSA9	#KareemPoints RecordBall	#KevinDurant HSJersey
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	10,637	5,181	7,448
Valuation Allowance	-	-	(10,637)	(5,181)	(7,448)
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	50,652	24,670	35,469
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	50,652	24,670	35,469
Net Income/(Loss)	$-	$-	$(50,652)	$(24,670)	$(35,469)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$(1.02)	$(0.63)	$(1.56)
Weighted Average Membership Interests	11,500	3,792	49,750	39,250	22,700

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Kobe1997 AirBallGame UsedShoes	#KobeBlack HistoryMonth FinalSeasonShoes	#KobeBryant 2001Warm UpJacket	#KobeBryant FirstWhite #24Jersey	#KobeBryant RookieSneakers
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	4,050	-	8,770	-
Valuation Allowance	-	(4,050)	-	(8,770)	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	19,286	-	41,761	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	19,286	-	41,761	-
Net Income/(Loss)	$-	$(19,286)	$-	$(41,761)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(2.50)	$-	$(0.29)	$-
Weighted Average Membership Interests	12,540	7,720	20,910	142,140	13,800

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#KobeBryant RoyalBlue JordanSneakers	#KobeFinal SeasonSneakers	#KobeLeBron JordanMagic QuadAuto	#Koufax PSA8	#LBJ Exquisite
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	9,300	6,480	25,400	4,445	138,750

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#LBJKobe ToppsBasket	#LEBRON BLACK REFRACTOR	#LEBRON EMBLEMSOF ENDORSEMENT	#LEBRON MELOW ADETRIORC	#LEBRON ROOKIE
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	1,091	-
Valuation Allowance	-	-	-	(1,091)	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	5,195	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	5,195	-
Net Income/(Loss)	$-	$-	$-	$(5,195)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$(0.14)	$-
Weighted Average Membership Interests	1,850	13,605	11,050	37,912	2,044

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#LEBRON ULTIMATE	#LUKADONCICGU ROOKIE SNEAKERS	#LeBron BlackDiamond	#LeBron Credentials	#LeBronMelo Bosh2008 TripleLogoMan
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	18,595	8,725	15,750	36,950	61,950

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#LeBron MeloDual Logoman	#LeBron RookieShoes	#LouGehrig RCPhoto	#Luka Rookie Jersey	#Luka White Sparkle
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	15,726	-
Valuation Allowance	-	-	-	(15,726)	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	74,887	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	74,887	-
Net Income/(Loss)	$-	$-	$-	$(74,887)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$(1.43)	$-
Weighted Average Membership Interests	111,000	93,200	5,426	52,225	72,100

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#MAGIC BIRDDRJ	#MAGIC BIRDDRJ PSA8BASKET	#MAGICBIRD LOGOMAN	#MAHOMES EMERAL DRPA BGS9	#MAHOMES ROOKIE
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	4,441	2,816	51,280	4,117	9,080

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#MANTLE 1952 BOWMAN PSA8	#MANTLE 1952 TOPPSPSA8	#MANTLE 1956 PSA8 BASKET	#MANTLE 1960 PSA9	#MANTLE52 TOPPSPSA7
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	3,683
Valuation Allowance	-	-	-	-	(3,683)
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	17,537
Income Tax Expense Current Year	-	-	-	-	-
Other Expense					-
Total Other Expense	-	-	-	-	17,537
Net Income/(Loss)	$-	$-	$-	$-	$(17,537)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$(0.55)
Weighted Average Membership Interests	1,040	49,880	5,935	4,227	31,600

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#MANTLE54 BOWMAN BASKET	#MANTLE MINT1953	#MARINO 1984ROOKIE CARDBGS10 BASKET	#MARINO MANNING FAVRE JERSEYS	#MAYS 1951 BOWMAN7
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	682	213
Valuation Allowance	-	-	-	(682)	(213)
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	3,246	1,014
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	3,246	1,014
Net Income/(Loss)	$-	$-	$-	$(3,246)	$(1,014)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$(0.63)	$(0.10)
Weighted Average Membership Interests	5,320	100,000	3,900	5,194	10,500

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#MAYS 1951 PHOTO	#MAYS 1952 PSA8	#MAYS 1959PSA9 BASKET	#MAYS1960 PSA9	#MAY WEATHERRC PSA10
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	9,107	-	-	-
Valuation Allowance	-	(9,107)	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	43,365	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	43,365	-	-	-
Net Income/(Loss)	$-	$(43,365)	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(1.72)	$-	$-	$-
Weighted Average Membership Interests	5,321	25,275	5,091	9,633	5,254

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#MESSI ROOKIE BASKET	#MIKANRC PHOTO	#MLBAllStar GameTicketRun Collection	#MLBHALL OFFAME BASEBALL	#MONTANA RCPSA10
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	11,556	-
Valuation Allowance	-	-	-	(11,556)	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	55,030	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	55,030	-
Net Income/(Loss)	$-	$-	$-	$(55,030)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$(1.78)	$-
Weighted Average Membership Interests	9,446	5,750	5,090	30,840	6,732

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#MOOKIE BETTS GLOVE	#MPJ Championship Ticket	#MagicBirdDr J1980PSA9	#Mahomes Bronze Basket	#Mahomes Immaculate 1of1
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	8	-	-	-
Valuation Allowance	-	(8)	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	39	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	39	-	-	-
Net Income/(Loss)	$-	$(39)	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(0.01)	$-	$-	$-
Weighted Average Membership Interests	6,311	3,145	6,590	23,000	22,700

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Mahomes NT1of1	#Mahomes NT8.5	#Mantle1953 Bowman8 Basket	#Mantle1953 Topps8	#Mantle1957 ToppsPSA8.5
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	333,500	16,590	5,300	10,350	5,830

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Mantle1964 Topps9	#Mantle1965 Topps9	#Mantle1966 ToppsPSA9 Basket	#Mantle1967 Topps9	#Mantle1968 PSA9Basket
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	5,115	7,950	9,132	2,147	3,805

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Mantle1969 Topps9	#Mantle51 BowmanSGC7	#Mantle DebutStub	#Maris58 ToppsPSA9	#Mays1956 GrayPSA9
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	7,080	16,769	11,825	5,869	5,900

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#MessiMega cracks#71 PSA9	#Michael PorterJr Basket	#Mikan48 Bowman PSA7	#NTBBall WaxBundle	#NadalNet ProGlossy
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	4,134	-	-	-	-
Valuation Allowance	(4,134)	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	19,688	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense					-
Total Other Expense	19,688	-	-	-	-
Net Income/(Loss)	$(19,688)	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(2.19)	$-	$-	$-	$-
Weighted Average Membership Interests	9,000	6,216	8,510	14,250	3,065

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#NegroLeague Legendary CutsBasket	#NolanRyan 1968 Milton BradleyPSA9	#NolanRyan 1968 ToppsPSA8.5	#OVECHKIN THECUP BGS8.5	#OZZIE SMITHRC BGS9.5
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	29	-	-	-	-
Valuation Allowance	(29)	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	136	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	136	-	-	-	-
Net Income/(Loss)	$(136)	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(0.01)	$-	$-	$-	$-
Weighted Average Membership Interests	9,280	34,500	2,485	4,225	7,471

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Orange Dominguez	#OscarRobertson Cincinnati RoyalsJersey	#OttoGraham1950 BowmanPSA9	#Ovechkin SPAuthBasket9.5	#Ovechkin TheCupBGS GemMint9.5
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	3,840	57,200	4,589	3,238	46,850

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#PaulMolitor 1978ToppsPSA10	#PaulPierce 2010AS GJersey	#Pele1958 AmericanaPSA3	#Peyton Manning MVPHelmet	#RICKEY HENDERSONRC PSA10
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	832	-	-
Valuation Allowance	-	-	(832)	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	3,961	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	3,961	-	-
Net Income/(Loss)	$-	$-	$(3,961)	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$(0.31)	$-	$-
Weighted Average Membership Interests	10,798	6,290	12,674	38,004	15,220

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#RODGERS PLAYOFF CONTENDER SGREEN	#RONALDO2002 PANINIFUTEBOL STICKERSPSA10	#RONALDO2003 PANINIMEGA CRAQUESPSA10	#RUTHGEHRIG BALL	#RipkenRookie Jersey&Card Basket
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	4,188	11,550	32,559	2,035	15,940

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Roy Campanella1949 BowmanPSA9	#Ruth1914 Baltimore NewsSGC3	#Ruth33 GoudeySGC8	#Sadaharu OhBat	#SandyKoufax1956 ToppsGray BackPSA9
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	6,160	21,980	14,225	5,170	3,609

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Satchel Paige48 LeafSGC30	#Seager Orange Refractor Basket	#Serena03 NetProPSA 10Basket	#ShoelessJoe Jackson1915 PSA8	#StephCurry Sneakers
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	7,410	1,688	3,760	9,995	8,200

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#TATIS BOWMAN BLACKLABEL	#TATUM FLAWLESS10	#TED WILLIAMS1939 PLAYBALL	#TIGER PUTTER	#TIGER SIFORKIDS
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	562
Valuation Allowance	-	-	-	-	(562)
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	2,677
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	2,677
Net Income/(Loss)	$-	$-	$-	$-	$(2,677)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$(1.08)
Weighted Average Membership Interests	22,300	4,760	3,396	21,586	2,490

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#TIGER SPAUTHENTIC BGS9.5	#TRAEYOUNG FLAWLESS BGS9	#TYSONRC BGS9BASKET	#Tatum Flawless GoldBGS9.5	#TheRock Bumble BeePSA10
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	-	-
Valuation Allowance	-	-	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-	$-
Weighted Average Membership Interests	3,690	1,584	5,890	5,600	9,640

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Tiger1st EventStub	#TigerWoods DebutTicket	#TimDuncan PMGGreen	#TraeYoung FlawlessGreen BGS9	#Trevor LawrenceLeaf Basket
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	2,628	57	-
Valuation Allowance	-	-	(2,628)	(57)	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	12,513	274	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	12,513	274	-
Net Income/(Loss)	$-	$-	$(12,513)	$(274)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$(0.28)	$(0.11)	$-
Weighted Average Membership Interests	9,495	8,340	45,500	2,540	2,240

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Trout Finest Super fractor	#UNITAS1965 JERSEY	#Unitas PSA8	#WILTCHAMBER LAIN61PSA9	#Warren Spahn1948 LeafPSA9
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	25,195	-	-	-
Valuation Allowance	-	(25,195)	-	-	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	119,975	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	119,975	-	-	-
Net Income/(Loss)	$-	$(119,975)	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(7.18)	$-	$-	$-
Weighted Average Membership Interests	28,250	16,700	4,480	20,740	9,275

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Wilt Chamberlain1961 FleerRCPSA9	#YASTRZEMSKIR C9BASKET	#YaoDuncanDirk TripleLogoman	#ZION RPABGS9	#ZionPrizms BlueBGS10
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	662	-
Valuation Allowance	-	-	-	(662)	-
Total Other Income	-	-	-	-	-
Impairment Loss on Series	-	-	-	3,151	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	3,151	-
Net Income/(Loss)	$-	$-	$-	$(3,151)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$(0.47)	$-
Weighted Average Membership Interests	35,600	4,197	34,200	6,686	6,312

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2024

	CSA	Consolidated
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-
Other Professional Fees	-	-
Bank Fees	-	-
Total Operating Expenses	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-
Interest Income	89	89
Deferred Tax Benefit	-	192,355
Valuation Allowance	-	(192,355)
Total Other Income	89	89
Impairment Loss on Series	-	915,976
Income Tax Expense Current Year	-	-
Other Expense
Total Other Expense	-	915,976
Net Income/(Loss)	$89	$(915,887)

Basic and Diluted Income/(Loss) per Membership Interest	$-
Weighted Average Membership Interests	-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#03EXQUISITE BOX	#03TOPPS CHROME WAX	#18-19BASKET BALLGROWTH BASKET	#1909E95S GCSET	#1959TOPPSBASE BALLSET
Operating Expenses
Audit, Tax & Accounting Fees	$-	$1,273	$924	$2,109	$5,603
Other Professional Fees	-	63	33	179	2,533
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	1,337	957	2,288	8,136

Other Income
Gain/(Loss) on Sale of Assets	-	(6,939)	(14,671)	(7,339)	(4,839)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	9,817	(1,785)	(4,536)	(1,785)	(5,138)
Valuation Allowance	(9,817)	1,785	4,536	1,785	5,138
Total Other Income	-	(6,939)	(14,671)	(7,339)	(4,839)
Impairment Loss on Series	23,835	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense	-
Total Other Expense	23,835	-	-	-	-
Net Income/(Loss)	$(23,835)	$(8,276)	$(15,628)	$(9,627)	$(12,975)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.81)	$(3.40)	$(6.99)	$(1.30)	$(1.52)
Weighted Average Membership Interests	8,475	2,435	2,236	7,410	8,555

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#1964KOUFAX JERSEY	#1969TOPPS BASKET BALLSET	#1980Topps Basketball Wax	#1986WAX	#2000PLAYOFF CONTENDERS WAX
Operating Expenses
Audit, Tax & Accounting Fees	$-	$9,000	$3,861	$-	$-
Other Professional Fees	-	8,192	1,054	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	17,192	4,916	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	61,651	(21,265)	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	11,877	(9,800)	3,904	-	3,250
Valuation Allowance	(11,877)	9,800	(3,904)	-	(3,250)
Total Other Income	-	61,651	(21,265)	-	-
Impairment Loss on Series	53,158	-	-	73,730	15,474
Income Tax Expense Current Year	-	3,990	-	-	-
Other Expense
Total Other Expense	53,158	3,990	-	73,730	15,474
Net Income/(Loss)	$(53,158)	$40,469	$(26,180)	$(73,730)	$(15,474)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.21)	$6.63	$(3.51)	$(9.49)	$(6.28)
Weighted Average Membership Interests	43,850	6,102	7,462	7,770	2,465

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#48LeafRuth SGC8	#49Bowman JackieAuto	#86Auto FleerSet	#96Skybox E-X2000Wax	#AARON1954 PSA8.5
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$7,554
Other Professional Fees	-	-	-	-	7,847
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	15,401

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	65,000
Interest Income	-	-	-	-	-
Deferred Tax Benefit	7,507	-	-	2,471	2,100
Valuation Allowance	(7,507)	-	-	(2,471)	(2,100)
Total Other Income	-	-	-	-	65,000
Impairment Loss on Series	27,104	-	-	11,764	-
Income Tax Expense Current Year	-	-	-	-	12,649
Other Expense
Total Other Expense	27,104	-	-	11,764	12,649
Net Income/(Loss)	$(27,104)	$-	$-	$(11,764)	$36,950

Basic and Diluted Income/(Loss) per Membership Interest	$(2.50)	$-	$-	$(3.66)	$2.97
Weighted Average Membership Interests	10,850	7,720	11,000	3,217	12,440

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#ACUNA GOLD9.5	#ALIW BCBELT	#ALKALINE 1954 TOPPSPSA9	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT
Operating Expenses
Audit, Tax & Accounting Fees	$1,916	$-	$4,168	$6,959	$-
Other Professional Fees	146	-	1,256	2,417	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	2,063	-	5,424	9,376	-

Other Income
Gain/(Loss) on Sale of Assets	(2,329)	-	15,325	16,434	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(318)	8,332	(4,135)	(16,306)	2,245
Valuation Allowance	318	(8,332)	4,135	16,306	(2,245)
Total Other Income	(2,329)	-	15,325	16,434	-
Impairment Loss on Series	-	39,677	-	-	273
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	39,677	-	-	273
Net Income/(Loss)	$(4,392)	$(39,677)	$9,901	$7,059	$(273)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.80)	$(0.92)	$2.33	$0.56	$(0.09)
Weighted Average Membership Interests	5,501	43,200	4,255	12,644	2,972

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#AaronDecade Basket	#AcunaBowman 10Basket	#AlexRodriguez09 WSUniform	#AliRookie CardBVG8	#BANKS1954 PSA9
Operating Expenses
Audit, Tax & Accounting Fees	$6,000	$4,221	$-	$-	$-
Other Professional Fees	3,309	782	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	9,309	5,003	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	(5,127)	(7,407)	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(2,743)	(12,762)	6,983	8,106	-
Valuation Allowance	2,743	12,762	(6,983)	(8,106)	-
Total Other Income	(5,127)	(7,407)	-	-	-
Impairment Loss on Series	-	-	33,254	1,868	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	33,254	1,868	-
Net Income/(Loss)	$(14,435)	$(12,410)	$(33,254)	$(1,868)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(1.67)	$(1.20)	$(3.01)	$(0.31)	$-
Weighted Average Membership Interests	8,652	10,350	11,043	6,070	3,677

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#BETTSGOLD REFRACTOR BASKET	#BRADYPLAYOFF CONTENDERS BASKET	#BRADY REEBOK FLAWLESS	#BRADY ROOKIE	#BabeRuth BowsOutPhoto
Operating Expenses
Audit, Tax & Accounting Fees	$2,923	$-	$-	$-	$-
Other Professional Fees	355	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	3,278	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	(28,815)	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(2,359)	11,728	-	2,896	2,186
Valuation Allowance	2,359	(11,728)	-	(2,896)	(2,186)
Total Other Income	(28,815)	-	-	-	-
Impairment Loss on Series	-	58,974	-	13,793	10,408
Income Tax Expense Current Year	-	-	-	-	-
Other Expense		-	-	-	-
Total Other Expense	-	58,974	-	13,793	10,408
Net Income/(Loss)	$(32,094)	$(58,974)	$-	$(13,793)	$(10,408)

Basic and Diluted Income/(Loss) per Membership Interest	$(5.00)	$(3.16)	$-	$(2.31)	$(0.99)
Weighted Average Membership Interests	6,424	18,660	4,067	5,971	10,516

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Bellinger Orange BGS9.5	#BettsBlue Refractor Basket	#BobbyOrr BruinsJersey	#Brady01 TicketBooklet	#Brady2000 SPXSpectrum BGS9.5
Operating Expenses
Audit, Tax & Accounting Fees	$491	$874	$-	$953	$-
Other Professional Fees	14	29	-	39	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	504	904	-	992	-

Other Income
Gain/(Loss) on Sale of Assets	(2,171)	(198)	96,016	3,311	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(4,260)	(5,333)	(26,102)	(1,734)	49,158
Valuation Allowance	4,260	5,333	26,102	1,734	(49,158)
Total Other Income	(2,171)	(198)	96,016	3,311	-
Impairment Loss on Series	-	-	-	-	234,085
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	234,085
Net Income/(Loss)	$(2,675)	$(1,101)	$96,016	$2,319	$(234,085)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.96)	$(0.33)	$2.24	$1.93	$(4.15)
Weighted Average Membership Interests	2,780	3,385	42,900	1,199	56,350

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Brady Bowman10	#Brady Championship Ticket	#Brady DebutTicket	#CHAMBERLAIN HSUNIFORM	#CHAMBERLAIN PHILAJERSEY59-60
Operating Expenses
Audit, Tax & Accounting Fees	$1,420	$-	$2,047	$-	$15,325
Other Professional Fees	79	-	263	-	106,305
Bank Fees	-	-	-	-	-
Total Operating Expenses	1,499	-	2,310	-	121,631

Other Income
Gain/(Loss) on Sale of Assets	(6,349)	-	(48,855)	-	353,489
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(1,714)	502,569	(10,296)	(1,714)	-
Valuation Allowance	1,714	(502,569)	10,296	1,714	-
Total Other Income	(6,349)	-	(48,855)	-	353,489
Impairment Loss on Series	-	670,353	-	-	-
Income Tax Expense Current Year	-	-	-	-	57,115
Other Expense				-
Total Other Expense	-	670,353	-	-	57,115
Net Income/(Loss)	$(7,848)	$(670,353)	$(51,165)	$-	$174,743

Basic and Diluted Income/(Loss) per Membership Interest	$(2.50)	$(2.90)	$(4.42)	$-	$1.31
Weighted Average Membership Interests	3,140	231,200	11,575	13,000	133,500

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET	#COBBMINTE98	#COBBVINTAGE T206PHOTO	#CROSBY THECUP BASKET
Operating Expenses
Audit, Tax & Accounting Fees	$7,244	$8,951	$9,000	$2,673	$-
Other Professional Fees	2,656	4,439	10,452	294	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	9,900	13,390	19,452	2,966	-

Other Income
Gain/(Loss) on Sale of Assets	(17,637)	28,364	(33,511)	(13,744)	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	816	(9,774)	(10,095)	(2,697)	26,100
Valuation Allowance	(816)	9,774	10,095	2,697	(26,100)
Total Other Income	(17,637)	28,364	(33,511)	(13,744)	-
Impairment Loss on Series	-	-	-	-	66,699
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	66,699
Net Income/(Loss)	$(27,537)	$14,973	$(52,964)	$(16,710)	$(66,699)

Basic and Diluted Income/(Loss) per Membership Interest	$(3.28)	$1.30	$(1.71)	$(3.08)	$(3.14)
Weighted Average Membership Interests	8,400	11,475	30,950	5,426	21,270

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#CURRY BASKET	#CURRYRP ABGS9.5	#CassiusClaySony ListonUPIType1	#CharlesBarkley SunsJersey	#ChicagoBulls DynastyHardwood
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$542	$-	$-
Other Professional Fees	-	-	17	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	559	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	(19,000)	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	-	395	61,431
Valuation Allowance	-	-	-	(395)	(61,431)
Total Other Income	-	-	(19,000)	-	-
Impairment Loss on Series	-	-	-	1,883	70,448
Income Tax Expense Current Year	-	-	-	-	-
Other Expense	-	-	-
Total Other Expense	-	-	-	1,883	70,448
Net Income/(Loss)	$-	$-	$(19,559)	$(1,883)	$(70,448)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$(7.84)	$(0.06)	$(0.96)
Weighted Average Membership Interests	2,033	50,150	2,495	31,980	73,250

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#ChrisBoshGame WornRaptors Sneakers	#Clemente 65-68Bat	#Cristiano RonaldoRC1of1	#CrosbyWinter ClassicSkates	#CurryGold ToppsPSA10
Operating Expenses
Audit, Tax & Accounting Fees	$-	$4,158	$-	$731	$-
Other Professional Fees	-	757	-	23	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	4,915	-	754	-

Other Income
Gain/(Loss) on Sale of Assets	-	3,065	-	(8,056)	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	2,878	-	41,258	(1,070)	2,520
Valuation Allowance	(2,878)	-	(41,258)	1,070	(2,520)
Total Other Income	-	3,065	-	(8,056)	-
Impairment Loss on Series	1,434	-	23,274	-	12,002
Income Tax Expense Current Year	-	-	-	-	-
Other Expense		-			-
Total Other Expense	1,434	-	23,274	-	12,002
Net Income/(Loss)	$(1,434)	$(1,851)	$(23,274)	$(8,810)	$(12,002)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.40)	$(0.29)	$(0.44)	$(4.61)	$(3.75)
Weighted Average Membership Interests	3,630	6,345	53,250	1,910	3,200

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROMEREFR ACTORPSA10	#DWADE ULTIMATE	#DaveBing Signed50 GreatestNBAPlay
Operating Expenses
Audit, Tax & Accounting Fees	$4,279	$1,628	$822	$1,088	$-
Other Professional Fees	806	104	26	46	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	5,085	1,733	848	1,134	-

Other Income
Gain/(Loss) on Sale of Assets	(24,014)	(16,295)	(4,994)	(5,286)	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(6,274)	(6,792)	(516)	(6,126)	2,867
Valuation Allowance	6,274	6,792	516	6,126	(2,867)
Total Other Income	(24,014)	(16,295)	(4,994)	(5,286)	-
Impairment Loss on Series	-	-	-	-	13,652
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	13,652
Net Income/(Loss)	$(29,099)	$(18,027)	$(5,841)	$(6,420)	$(13,652)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.98)	$(2.79)	$(4.46)	$(1.46)	$(1.28)
Weighted Average Membership Interests	9,755	6,470	1,310	4,409	10,651

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Devers Superfractor	#Donovan Mitchell NT9.5	#Durant07-08 Exquisite Limited LogosBGS9.5	#ELWAY1984 ROOKIE CARDPSA10 BASKET	#EMMITT SMITH 10KJERSEY
Operating Expenses
Audit, Tax & Accounting Fees	$-	$1,040	$-	$1,564	$-
Other Professional Fees	-	31	-	96	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	1,071	-	1,661	-

Other Income
Gain/(Loss) on Sale of Assets	-	(10,114)	-	(3,578)	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	(2,341)	-	(3,486)	2,781
Valuation Allowance	-	2,341	-	3,486	(2,781)
Total Other Income	-	(10,114)	-	(3,578)	-
Impairment Loss on Series	-	-	-	-	4,916
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	4,916
Net Income/(Loss)	$-	$(11,185)	$-	$(5,239)	$(4,916)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(3.58)	$-	$(1.68)	$(0.81)
Weighted Average Membership Interests	3,720	3,125	22,277	3,125	6,050

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#EMMITT SMITHMVP BASKET	#EddiePlank T206PSA4	#EmbiidFirst 50PointGame Jersey	#Erling Haaland PSA10Basket	#Eruzione 1980 MiracleOnIce GoldJersey
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$614	$6,322
Other Professional Fees	-	-	-	14	1,644
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	629	7,966

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	(10,369)	286,586
Interest Income	-	-	-	-	-
Deferred Tax Benefit	10,229	14,462	247	-	(48,551)
Valuation Allowance	(10,229)	(14,462)	(247)	-	48,551
Total Other Income	-	-	-	(10,369)	286,586
Impairment Loss on Series	5,180	3,347	1,177	-	-
Income Tax Expense Current Year	-	-	-	-	2,454
Other Expense
Total Other Expense	5,180	3,347	1,177	-	2,454
Net Income/(Loss)	$(5,180)	$(3,347)	$(1,177)	$(10,997)	$276,166

Basic and Diluted Income/(Loss) per Membership Interest	$(0.89)	$(0.05)	$(0.30)	$(7.55)	$3.90
Weighted Average Membership Interests	5,850	63,640	3,942	1,456	70,800

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#FRANK ROBINSON1957 PSA9BASKET	#FRANK ROBINSON 500HRBAT	#GIANNIS GOLD IMMACULATE	#GIANNISRPA	#GLEYBER TORRES ORANGE9.5
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$281
Other Professional Fees	-	-	-	-	3
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	284

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	(832)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	-	8,653	-	(3,472)
Valuation Allowance	-	-	(8,653)	-	3,472
Total Other Income	-	-	-	-	(832)
Impairment Loss on Series	-	-	30,876	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	30,876	-	-
Net Income/(Loss)	$-	$-	$(30,876)	$-	$(1,116)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$(6.03)	$-	$(0.51)
Weighted Average Membership Interests	7,878	17,450	5,120	11,898	2,194

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#GRETZKY OPEE CHEE1979	#GRIFFEY89 UPPERDECK SGCGOLD	#GaryCarter 1975PSA10 Basket	#Giannis48 PointGame Sneakers	#Gretzky 1979 Topps9
Operating Expenses
Audit, Tax & Accounting Fees	$-	$469	$4,094	$-	$-
Other Professional Fees	-	18	732	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	487	4,826	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	(3,895)	(6,825)	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	2,427	(1,872)	-	2,986	7,794
Valuation Allowance	(2,427)	1,872	-	(2,986)	(7,794)
Total Other Income	-	(3,895)	(6,825)	-	-
Impairment Loss on Series	11,558	-	-	6,852	37,115
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	11,558	-	-	6,852	37,115
Net Income/(Loss)	$(11,558)	$(4,383)	$(11,651)	$(6,852)	$(37,115)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.63)	$(2.52)	$(2.99)	$(1.31)	$(3.13)
Weighted Average Membership Interests	7,078	1,736	3,900	5,240	11,876

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Gretzky1981 SportsIllustrated CoverCGC9.4	#HARMONKILLE BREW1955 TOPPSPSA9	#HamiltonChrome OrangeSapphire	#HonusWagner 1910PSA5	#JACKIE ROBINSON AUTOBAT
Operating Expenses
Audit, Tax & Accounting Fees	$2,853	$3,089	$-	$6,000	$-
Other Professional Fees	537	640	-	4,500	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	3,390	3,729	-	10,500	-

Other Income
Gain/(Loss) on Sale of Assets	(9,000)	2,205	-	(10,680)	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	(3,936)	235	171	-
Valuation Allowance	-	3,936	(235)	(171)	-
Total Other Income	(9,000)	2,205	-	(10,680)	-
Impairment Loss on Series	-	-	1,121	-	35,184
Income Tax Expense Current Year	-	-	-	26	-
Other Expense
Total Other Expense	-	-	1,121	26	35,184
Net Income/(Loss)	$(12,390)	$(1,524)	$(1,121)	$(21,206)	$(35,184)

Basic and Diluted Income/(Loss) per Membership Interest	$(3.30)	$(0.35)	$(0.19)	$(2.11)	$(19.36)
Weighted Average Membership Interests	3,750	4,394	6,000	10,068	1,817

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#JETERFOILRC BASKETBGS9.5	#JORDAN85 NIKEBASKET	#JORDAN EXQUISITEBGS8	#JORDAN PSA10	#JORDAN ROOKIE JERSEY
Operating Expenses
Audit, Tax & Accounting Fees	$1,186	$-	$-	$-	$-
Other Professional Fees	54	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	1,240	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	(12,313)	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(16,897)	-	11,925	-	9,655
Valuation Allowance	16,897	-	(11,925)	-	(9,655)
Total Other Income	(12,313)	-	-	-	-
Impairment Loss on Series	-	-	15,239	-	86,577
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	15,239	-	86,577
Net Income/(Loss)	$(13,554)	$-	$(15,239)	$-	$(86,577)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.31)	$-	$(1.87)	$-	$(3.51)
Weighted Average Membership Interests	10,335	14,153	8,130	10,087	24,650

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#JORDANSIGNED PROFESSIONAL BAT	#Jackie Leaf3.5	#JackieRobinson 1952Topps PSA8.5	#JackieRobinson 53Topps8	#JimmieFoxx 1938Bat
Operating Expenses
Audit, Tax & Accounting Fees	$2,227	$2,809	$-	$3,535	$9,000
Other Professional Fees	200	171	-	533	4,506
Bank Fees	-	-	-	-	-
Total Operating Expenses	2,428	2,980	-	4,068	13,506

Other Income
Gain/(Loss) on Sale of Assets	8,548	(6,136)	-	(26,770)	16,241
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(8,003)	(4,058)	65,982	(168)	(4,774)
Valuation Allowance	8,003	4,058	(65,982)	168	4,774
Total Other Income	8,548	(6,136)	-	(26,770)	16,241
Impairment Loss on Series	-	-	314,202	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	314,202	-	-
Net Income/(Loss)	$6,121	$(9,116)	$(314,202)	$(30,838)	$2,734

Basic and Diluted Income/(Loss) per Membership Interest	$1.16	$(1.08)	$(5.45)	$(4.17)	$0.28
Weighted Average Membership Interests	5,290	8,440	57,605	7,400	9,860

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#JokicRefractor 1of1	#Jordan86 FleerBGS9.5 Basket	#JordanExquisite 8.5Flashback	#JordanFleer 86SGC10	#JordanLe BronMagic TripleSigs
Operating Expenses
Audit, Tax & Accounting Fees	$1,128	$-	$-	$5,848	$3,006
Other Professional Fees	45	-	-	2,814	377
Bank Fees	-	-	-	-	-
Total Operating Expenses	1,173	-	-	8,663	3,383

Other Income
Gain/(Loss) on Sale of Assets	(9,404)	-	-	(23,995)	(6,222)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(1,073)	2,615	10,526	(24,433)	(11,735)
Valuation Allowance	1,073	(2,615)	(10,526)	24,433	11,735
Total Other Income	(9,404)	-	-	(23,995)	(6,222)
Impairment Loss on Series	-	12,454	50,125	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	12,454	50,125	-	-
Net Income/(Loss)	$(10,577)	$(12,454)	$(50,125)	$(32,657)	$(9,605)

Basic and Diluted Income/(Loss) per Membership Interest	$(4.39)	$(0.43)	$(2.87)	$(1.63)	$(1.11)
Weighted Average Membership Interests	2,411	28,710	17,455	20,090	8,675

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#JordanLe BronSign oftheTimes	#JordanMagicLe BronTriple AutoJersey	#JoshAllen GoldBGS9.5	#JustinHerbert Hidden TreasureRPA	#KAWHI BASKET
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$757
Other Professional Fees	-	-	-	-	22
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	779

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	(9,179)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	25,464	-	-	10,851	(10,407)
Valuation Allowance	(25,464)	-	-	(10,851)	10,407
Total Other Income	-	-	-	-	(9,179)
Impairment Loss on Series	27,406	-	-	20,564	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	27,406	-	-	20,564	-
Net Income/(Loss)	$(27,406)	$-	$-	$(20,564)	$(9,958)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.60)	$-	$-	$(1.59)	$(4.17)
Weighted Average Membership Interests	17,100	25,690	3,125	12,970	2,387

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#KOBEREEBOK IVERSONRETROS	#KOUFAX 1955PSA8.5	#KOUFAX 55PSA9	#KareemPoints RecordBall	#KevinDurant HSJersey
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	14,728	-	56,643	16,778	35,566
Valuation Allowance	(14,728)	-	(56,643)	(16,778)	(35,566)
Total Other Income	-	-	-	-	-
Impairment Loss on Series	6,011	-	185,228	79,898	61,063
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	6,011	-	185,228	79,898	61,063
Net Income/(Loss)	$(6,011)	$-	$(185,228)	$(79,898)	$(61,063)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.52)	$-	$(3.72)	$(2.04)	$(2.69)
Weighted Average Membership Interests	11,500	3,792	49,750	39,250	22,700

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Kobe1997 AirBallGame UsedShoes	#KobeBlack HistoryMonth FinalSeasonShoes	#KobeBryant 2001Warm UpJacket	#KobeBryant FirstWhite #24Jersey	#KobeBryant RookieSneakers
Operating Expenses
Audit, Tax & Accounting Fees	$6,000	$-	$-	$-	$-
Other Professional Fees	-	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	6,000	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	(31,500)	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	3,334	-	113,193	-
Valuation Allowance	-	(3,334)	-	(113,193)	-
Total Other Income	(31,500)	-	-	-	-
Impairment Loss on Series	-	15,874	-	160,256	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	15,874	-	160,256	-
Net Income/(Loss)	$(37,500)	$(15,874)	$-	$(160,256)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(2.99)	$(2.06)	$-	$(1.13)	$-
Weighted Average Membership Interests	12,540	7,720	20,910	142,140	13,800

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#KobeBryant RoyalBlue JordanSneakers	#KobeFinal SeasonSneakers	#KobeLeBron JordanMagic QuadAuto	#Koufax PSA8	#LBJ Exquisite
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$4,277	$3,089	$9,000
Other Professional Fees	-	-	1,333	640	18,000
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	5,610	3,729	27,000

Other Income
Gain/(Loss) on Sale of Assets	-	-	(2,059)	(1,005)	(429,992)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	16,116	9,213	(17,959)	(3,445)	(125,403)
Valuation Allowance	(16,116)	(9,213)	17,959	3,445	125,403
Total Other Income	-	-	(2,059)	(1,005)	(429,992)
Impairment Loss on Series	24,178	867	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	24,178	867	-	-	-
Net Income/(Loss)	$(24,178)	$(867)	$(7,669)	$(4,734)	$(456,992)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.60)	$(0.13)	$(0.30)	$(1.06)	$(3.29)
Weighted Average Membership Interests	9,300	6,480	25,400	4,445	138,750

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#LBJKobe ToppsBasket	#LEBRON BLACK REFRACTOR	#LEBRON EMBLEMSOF ENDORSEMENT	#LEBRON MELOW ADETRIORC	#LEBRON ROOKIE
Operating Expenses
Audit, Tax & Accounting Fees	$1,171	$-	$-	$-	$-
Other Professional Fees	60	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	1,231	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	(3,180)	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(1,568)	22,198	39,465	61,833	-
Valuation Allowance	1,568	(22,198)	(39,465)	(61,833)	-
Total Other Income	(3,180)	-	-	-	-
Impairment Loss on Series	-	50,836	45,045	43,369	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	50,836	45,045	43,369	-
Net Income/(Loss)	$(4,411)	$(50,836)	$(45,045)	$(43,369)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(2.38)	$(3.74)	$(4.08)	$(1.14)	$-
Weighted Average Membership Interests	1,850	13,605	11,050	37,912	2,044

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#LEBRON ULTIMATE	#LUKADONCICGU ROOKIE SNEAKERS	#LeBron BlackDiamond	#LeBron Credentials	#LeBronMelo Bosh2008 TripleLogoMan
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$1,936	$-	$-
Other Professional Fees	-	-	149	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	2,085	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	(18,480)	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	28,942	-	(8,698)	1,848	56,917
Valuation Allowance	(28,942)	-	8,698	(1,848)	(56,917)
Total Other Income	-	-	(18,480)	-	-
Impairment Loss on Series	26,496	-	-	8,800	38,852
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	26,496	-	-	8,800	38,852
Net Income/(Loss)	$(26,496)	$-	$(20,565)	$(8,800)	$(38,852)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.42)	$-	$(1.31)	$(0.24)	$(0.63)
Weighted Average Membership Interests	18,595	8,725	15,750	36,950	61,950

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#LeBron MeloDual Logoman	#LeBron RookieShoes	#LouGehrig RCPhoto	#Luka Rookie Jersey	#Luka White Sparkle
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$3,204	$-	$-
Other Professional Fees	-	-	694	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	3,898	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	(20,421)	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	204,791	49,824	(870)	67,043	113,121
Valuation Allowance	(204,791)	(49,824)	870	(67,043)	(113,121)
Total Other Income	-	-	(20,421)	-	-
Impairment Loss on Series	299,640	237,258	-	158,087	103,841
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	299,640	237,258	-	158,087	103,841
Net Income/(Loss)	$(299,640)	$(237,258)	$(24,319)	$(158,087)	$(103,841)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.70)	$(2.55)	$(4.48)	$(3.03)	$(1.44)
Weighted Average Membership Interests	111,000	93,200	5,426	52,225	72,100

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MAGIC BIRDDRJ	#MAGIC BIRDDRJ PSA8BASKET	#MAGICBIRD LOGOMAN	#MAHOMES EMERAL DRPA BGS9	#MAHOMES ROOKIE
Operating Expenses
Audit, Tax & Accounting Fees	$-	$772	$-	$-	$-
Other Professional Fees	-	23	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	795	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	(403)	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	(4,006)	96,856	-	-
Valuation Allowance	-	4,006	(96,856)	-	-
Total Other Income	-	(403)	-	-	-
Impairment Loss on Series	-	-	183,582	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	183,582	-	-
Net Income/(Loss)	$-	$(1,198)	$(183,582)	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(0.43)	$(3.58)	$-	$-
Weighted Average Membership Interests	4,441	2,816	51,280	4,117	9,080

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MANTLE 1952 BOWMAN PSA8	#MANTLE 1952 TOPPSPSA8	#MANTLE 1956 PSA8 BASKET	#MANTLE 1960 PSA9	#MANTLE52 TOPPSPSA7
Operating Expenses
Audit, Tax & Accounting Fees	$2,877	$-	$4,390	$5,476	$-
Other Professional Fees	343	-	610	1,719	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	3,220	-	5,000	7,195	-

Other Income
Gain/(Loss) on Sale of Assets	5,869	-	(2,514)	16,391	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	(2,520)	536	-	11,766
Valuation Allowance	-	2,520	(536)	-	(11,766)
Total Other Income	5,869	-	(2,514)	16,391	-
Impairment Loss on Series	-	-	-	-	56,029
Income Tax Expense Current Year	-	-	-	1,281	-
Other Expense					-
Total Other Expense	-	-	-	1,281	56,029
Net Income/(Loss)	$2,649	$-	$(7,514)	$7,916	$(56,029)

Basic and Diluted Income/(Loss) per Membership Interest	$2.55	$-	$(1.27)	$1.87	$(1.77)
Weighted Average Membership Interests	1,040	49,880	5,935	4,227	31,600

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MANTLE54 BOWMAN BASKET	#MANTLE MINT1953	#MARINO 1984ROOKIE CARDBGS10 BASKET	#MARINO MANNING FAVRE JERSEYS	#MAYS 1951 BOWMAN7
Operating Expenses
Audit, Tax & Accounting Fees	$4,922	$-	$1,468	$-	$-
Other Professional Fees	1,097	-	130	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	6,019	-	1,598	-	-

Other Income
Gain/(Loss) on Sale of Assets	11,349	-	366	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(4,066)	-	1,952	4,283	12,283
Valuation Allowance	4,066	-	(1,952)	(4,283)	(12,283)
Total Other Income	11,349	-	366	-	-
Impairment Loss on Series	-	-	-	13,705	28,651
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	13,705	28,651
Net Income/(Loss)	$5,330	$-	$(1,232)	$(13,705)	$(28,651)

Basic and Diluted Income/(Loss) per Membership Interest	$1.00	$-	$(0.32)	$(2.64)	$(2.73)
Weighted Average Membership Interests	5,320	100,000	3,900	5,194	10,500

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MAYS 1951 PHOTO	#MAYS 1952 PSA8	#MAYS 1959PSA9 BASKET	#MAYS1960 PSA9	#MAY WEATHERRC PSA10
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$3,271	$2,371	$682
Other Professional Fees	-	-	509	228	18
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	3,780	2,599	700

Other Income
Gain/(Loss) on Sale of Assets	-	-	4,668	2,321	(4,271)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	26,643	305	(63)	(3,421)
Valuation Allowance	-	(26,643)	(305)	63	3,421
Total Other Income	-	-	4,668	2,321	(4,271)
Impairment Loss on Series	-	100,068	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	100,068	-	-	-
Net Income/(Loss)	$-	$(100,068)	$888	$(278)	$(4,970)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(3.96)	$0.17	$(0.03)	$(0.95)
Weighted Average Membership Interests	5,321	25,275	5,091	9,633	5,254

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MESSI ROOKIE BASKET	#MIKANRC PHOTO	#MLBAllStar GameTicketRun Collection	#MLBHALL OFFAME BASEBALL	#MONTANA RCPSA10
Operating Expenses
Audit, Tax & Accounting Fees	$2,118	$-	$-	$-	$5,722
Other Professional Fees	132	-	-	-	1,538
Bank Fees	-	-	-	-	-
Total Operating Expenses	2,250	-	-	-	7,260

Other Income
Gain/(Loss) on Sale of Assets	(15,390)	-	-	-	(1,799)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(13,786)	-	2,659	26,820	(3,018)
Valuation Allowance	13,786	-	(2,659)	(26,820)	3,018
Total Other Income	(15,390)	-	-	-	(1,799)
Impairment Loss on Series	-	-	12,661	79,574	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	12,661	79,574	-
Net Income/(Loss)	$(17,640)	$-	$(12,661)	$(79,574)	$(9,059)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.87)	$-	$(2.49)	$(2.58)	$(1.35)
Weighted Average Membership Interests	9,446	5,750	5,090	30,840	6,732

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MOOKIE BETTS GLOVE	#MPJ Championship Ticket	#MagicBirdDr J1980PSA9	#Mahomes Bronze Basket	#Mahomes Immaculate 1of1
Operating Expenses
Audit, Tax & Accounting Fees	$2,033	$-	$2,668	$1,954	$-
Other Professional Fees	166	-	334	152	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	2,198	-	3,002	2,106	-

Other Income
Gain/(Loss) on Sale of Assets	(2,042)	-	568	(83,402)	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(9,305)	7,241	(3,424)	(8,698)	33,362
Valuation Allowance	9,305	(7,241)	3,424	8,698	(33,362)
Total Other Income	(2,042)	-	568	(83,402)	-
Impairment Loss on Series	-	859	-	-	46,813
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	859	-	-	46,813
Net Income/(Loss)	$(4,240)	$(859)	$(2,434)	$(85,508)	$(46,813)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.67)	$(0.27)	$(0.37)	$(3.72)	$(2.06)
Weighted Average Membership Interests	6,311	3,145	6,590	23,000	22,700

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Mahomes NT1of1	#Mahomes NT8.5	#Mantle1953 Bowman8 Basket	#Mantle1953 Topps8	#Mantle1957 ToppsPSA8.5
Operating Expenses
Audit, Tax & Accounting Fees	$-	$3,763	$3,975	$-	$4,749
Other Professional Fees	-	609	686	-	1,014
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	4,373	4,661	-	5,763

Other Income
Gain/(Loss) on Sale of Assets	-	(27,587)	2,159	-	(4,941)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	272,827	(24,236)	(4,431)	9,484	(2,682)
Valuation Allowance	(272,827)	24,236	4,431	(9,484)	2,682
Total Other Income	-	(27,587)	2,159	-	(4,941)
Impairment Loss on Series	306,194	-	-	43,427	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	306,194	-	-	43,427	-
Net Income/(Loss)	$(306,194)	$(31,960)	$(2,502)	$(43,427)	$(10,704)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.92)	$(1.93)	$(0.47)	$(4.20)	$(1.84)
Weighted Average Membership Interests	333,500	16,590	5,300	10,350	5,830

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Mantle1964 Topps9	#Mantle1965 Topps9	#Mantle1966 ToppsPSA9 Basket	#Mantle1967 Topps9	#Mantle1968 PSA9Basket
Operating Expenses
Audit, Tax & Accounting Fees	$3,789	$3,600	$4,219	$1,884	$2,482
Other Professional Fees	618	1,200	781	220	251
Bank Fees	-	-	-	-	-
Total Operating Expenses	4,407	4,800	5,000	2,104	2,734

Other Income
Gain/(Loss) on Sale of Assets	(16,464)	(13,449)	(7,850)	(950)	322
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(679)	(1,717)	(503)	(1,087)	(3,779)
Valuation Allowance	679	1,717	503	1,087	3,779
Total Other Income	(16,464)	(13,449)	(7,850)	(950)	322
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$(20,871)	$(18,249)	$(12,851)	$(3,053)	$(2,412)

Basic and Diluted Income/(Loss) per Membership Interest	$(4.08)	$(2.30)	$(1.41)	$(1.42)	$(0.63)
Weighted Average Membership Interests	5,115	7,950	9,132	2,147	3,805

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Mantle1969 Topps9	#Mantle51 BowmanSGC7	#Mantle DebutStub	#Maris58 ToppsPSA9	#Mays1956 GrayPSA9
Operating Expenses
Audit, Tax & Accounting Fees	$2,293	$4,744	$-	$2,673	$4,416
Other Professional Fees	335	1,697	-	294	864
Bank Fees	-	-	-	-	-
Total Operating Expenses	2,627	6,441	-	2,966	5,280

Other Income
Gain/(Loss) on Sale of Assets	(11,765)	(19,819)	-	(474)	117
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	(4,025)	2,715	(1,448)	(3,519)
Valuation Allowance	-	4,025	(2,715)	1,448	3,519
Total Other Income	(11,765)	(19,819)	-	(474)	117
Impairment Loss on Series	-	-	12,926	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	12,926	-	-
Net Income/(Loss)	$(14,392)	$(26,260)	$(12,926)	$(3,440)	$(5,163)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.03)	$(1.57)	$(1.09)	$(0.59)	$(0.88)
Weighted Average Membership Interests	7,080	16,769	11,825	5,869	5,900

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MessiMega cracks#71 PSA9	#Michael PorterJr Basket	#Mikan48 Bowman PSA7	#NTBBall WaxBundle	#NadalNet ProGlossy
Operating Expenses
Audit, Tax & Accounting Fees	$-	$377	$5,448	$6,000	$1,103
Other Professional Fees	-	5	972	3,016	72
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	383	6,420	9,016	1,175

Other Income
Gain/(Loss) on Sale of Assets	-	(7,952)	6,509	(1,631)	(20,743)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	11,813	(3,583)	(3,140)	(16,506)	84
Valuation Allowance	(11,813)	3,583	3,140	16,506	(84)
Total Other Income	-	(7,952)	6,509	(1,631)	(20,743)
Impairment Loss on Series	189	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense					-
Total Other Expense	189	-	-	-	-
Net Income/(Loss)	$(189)	$(8,335)	$89	$(10,647)	$(21,918)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.02)	$(1.34)	$0.01	$(0.75)	$(7.15)
Weighted Average Membership Interests	9,000	6,216	8,510	14,250	3,065

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#NegroLeague Legendary CutsBasket	#NolanRyan 1968 Milton BradleyPSA9	#NolanRyan 1968 ToppsPSA8.5	#OVECHKIN THECUP BGS8.5	#OZZIE SMITHRC BGS9.5
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$2,162	$-	$1,149
Other Professional Fees	-	-	295	-	51
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	2,458	-	1,200

Other Income
Gain/(Loss) on Sale of Assets	-	-	(6,342)	-	(12,701)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	13,799	10,216	(53)	-	(11,342)
Valuation Allowance	(13,799)	(10,216)	53	-	11,342
Total Other Income	-	-	(6,342)	-	(12,701)
Impairment Loss on Series	6,098	48,645	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	6,098	48,645	-	-	-
Net Income/(Loss)	$(6,098)	$(48,645)	$(8,800)	$-	$(13,901)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.66)	$(1.41)	$(3.54)	$-	$(1.86)
Weighted Average Membership Interests	9,280	34,500	2,485	4,225	7,471

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Orange Dominguez	#OscarRobertson Cincinnati RoyalsJersey	#OttoGraham1950 BowmanPSA9	#Ovechkin SPAuthBasket9.5	#Ovechkin TheCupBGS GemMint9.5
Operating Expenses
Audit, Tax & Accounting Fees	$1,310	$-	$-	$-	$-
Other Professional Fees	67	-	-	-	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	1,377	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	(4,591)	-	-	-	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(3,899)	-	-	2,233	42,166
Valuation Allowance	3,899	-	-	(2,233)	(42,166)
Total Other Income	(4,591)	-	-	-	-
Impairment Loss on Series	-	-	-	10,632	200,789
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	10,632	200,789
Net Income/(Loss)	$(5,968)	$-	$-	$(10,632)	$(200,789)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.55)	$-	$-	$(3.28)	$(4.29)
Weighted Average Membership Interests	3,840	57,200	4,589	3,238	46,850

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#PaulMolitor 1978ToppsPSA10	#PaulPierce 2010AS GJersey	#Pele1958 AmericanaPSA3	#Peyton Manning MVPHelmet	#RICKEY HENDERSONRC PSA10
Operating Expenses
Audit, Tax & Accounting Fees	$3,089	$-	$-	$-	$9,000
Other Professional Fees	640	-	-	-	4,000
Bank Fees	-	-	-	-	-
Total Operating Expenses	3,729	-	-	-	13,000

Other Income
Gain/(Loss) on Sale of Assets	(8,160)	-	-	-	(13,535)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(3,193)	5,531	6,858	23,752	(11,349)
Valuation Allowance	3,193	(5,531)	(6,858)	(23,752)	11,349
Total Other Income	(8,160)	-	-	-	(13,535)
Impairment Loss on Series	-	-	32,657	94,330	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	32,657	94,330	-
Net Income/(Loss)	$(11,889)	$-	$(32,657)	$(94,330)	$(26,535)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.10)	$-	$(2.58)	$(2.48)	$(1.74)
Weighted Average Membership Interests	10,798	6,290	12,674	38,004	15,220

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#RODGERS PLAYOFF CONTENDER SGREEN	#RONALDO2002 PANINIFUTEBOL STICKERSPSA10	#RONALDO2003 PANINIMEGA CRAQUESPSA10	#RUTHGEHRIG BALL	#RipkenRookie Jersey&Card Basket
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$7,670	$-
Other Professional Fees	-	-	-	2,076	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	9,746	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	(5,270)	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	-	8,096	21,687	-	9,377
Valuation Allowance	-	(8,096)	(21,687)	-	(9,377)
Total Other Income	-	-	-	(5,270)	-
Impairment Loss on Series	-	38,554	103,273	-	44,653
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	38,554	103,273	-	44,653
Net Income/(Loss)	$-	$(38,554)	$(103,273)	$(15,016)	$(44,653)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(3.34)	$(3.17)	$(7.38)	$(2.80)
Weighted Average Membership Interests	4,188	11,550	32,559	2,035	15,940

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Roy Campanella1949 BowmanPSA9	#Ruth1914 Baltimore NewsSGC3	#Ruth33 GoudeySGC8	#Sadaharu OhBat	#SandyKoufax1956 ToppsGray BackPSA9
Operating Expenses
Audit, Tax & Accounting Fees	$3,861	$-	$-	$1,768	$3,540
Other Professional Fees	1,054	-	-	632	867
Bank Fees	-	-	-	-	-
Total Operating Expenses	4,915	-	-	2,401	4,407

Other Income
Gain/(Loss) on Sale of Assets	(5,731)	33,959	-	46,380	(1,230)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(4,851)	-	(786)	(689)	1,038
Valuation Allowance	4,851	-	786	689	(1,038)
Total Other Income	(5,731)	33,959	-	46,380	(1,230)
Impairment Loss on Series	-	-	256	-	-
Income Tax Expense Current Year	-	-	-	7,256	-
Other Expense
Total Other Expense	-	-	256	7,256	-
Net Income/(Loss)	$(10,646)	$33,959	$(256)	$36,724	$(5,637)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.73)	$1.55	$(0.02)	$7.10	$(1.56)
Weighted Average Membership Interests	6,160	21,980	14,225	5,170	3,609

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Satchel Paige48 LeafSGC30	#Seager Orange Refractor Basket	#Serena03 NetProPSA 10Basket	#ShoelessJoe Jackson1915 PSA8	#StephCurry Sneakers
Operating Expenses
Audit, Tax & Accounting Fees	$3,789	$-	$232	$2,734	$-
Other Professional Fees	618	-	2	489	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	4,407	-	234	3,223	-

Other Income
Gain/(Loss) on Sale of Assets	6,633	-	(15,205)	(21,942)	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(2,561)	-	-	11,354	-
Valuation Allowance	2,561	-	-	(11,354)	-
Total Other Income	6,633	-	(15,205)	(21,942)	-
Impairment Loss on Series	-	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	-
Net Income/(Loss)	$2,226	$-	$(15,439)	$(25,165)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$0.30	$-	$(4.11)	$(2.52)	$-
Weighted Average Membership Interests	7,410	1,688	3,760	9,995	8,200

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#TATIS BOWMAN BLACKLABEL	#TATUM FLAWLESS10	#TED WILLIAMS1939 PLAYBALL	#TIGER PUTTER	#TIGER SIFORKIDS
Operating Expenses
Audit, Tax & Accounting Fees	$2,128	$-	$4,634	$9,000	$-
Other Professional Fees	182	-	960	9,962	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	2,310	-	5,594	18,962	-

Other Income
Gain/(Loss) on Sale of Assets	(27,829)	-	5,490	(14,187)	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(65,570)	-	-	1,607	826
Valuation Allowance	65,570	-	-	(1,607)	(826)
Total Other Income	(27,829)	-	5,490	(14,187)	-
Impairment Loss on Series	-	-	-	-	7,133
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	7,133
Net Income/(Loss)	$(30,139)	$-	$(104)	$(33,149)	$(7,133)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.35)	$-	$(0.03)	$(1.54)	$(2.86)
Weighted Average Membership Interests	22,300	4,760	3,396	21,586	2,490

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#TIGER SPAUTHENTIC BGS9.5	#TRAEYOUNG FLAWLESS BGS9	#TYSONRC BGS9BASKET	#Tatum Flawless GoldBGS9.5	#TheRock Bumble BeePSA10
Operating Expenses
Audit, Tax & Accounting Fees	$1,860	$345	$1,157	$2,118	$-
Other Professional Fees	101	4	52	282	-
Bank Fees	-	-	-	-	-
Total Operating Expenses	1,961	350	1,208	2,400	-

Other Income
Gain/(Loss) on Sale of Assets	(3,733)	(3,155)	(9,536)	(24,885)	-
Interest Income	-	-	-	-	-
Deferred Tax Benefit	(4,450)	(1,733)	(8,675)	(3,441)	5,916
Valuation Allowance	4,450	1,733	8,675	3,441	(5,916)
Total Other Income	(3,733)	(3,155)	(9,536)	(24,885)	-
Impairment Loss on Series	-	-	-	-	1,506
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-	1,506
Net Income/(Loss)	$(5,695)	$(3,505)	$(10,744)	$(27,285)	$(1,506)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.54)	$(2.21)	$(1.82)	$(4.87)	$(0.16)
Weighted Average Membership Interests	3,690	1,584	5,890	5,600	9,640

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Tiger1st EventStub	#TigerWoods DebutTicket	#TimDuncan PMGGreen	#TraeYoung FlawlessGreen BGS9	#Trevor LawrenceLeaf Basket
Operating Expenses
Audit, Tax & Accounting Fees	$2,047	$-	$-	$-	$116
Other Professional Fees	263	-	-	-	1
Bank Fees	-	-	-	-	-
Total Operating Expenses	2,310	-	-	-	116

Other Income
Gain/(Loss) on Sale of Assets	(11,789)	-	-	-	(3,804)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	13,642	5,738	20,467	4,368	(1,411)
Valuation Allowance	(13,642)	(5,738)	(20,467)	(4,368)	1,411
Total Other Income	(11,789)	-	-	-	(3,804)
Impairment Loss on Series	-	27,326	97,464	14,331	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	-	27,326	97,464	14,331	-
Net Income/(Loss)	$(14,099)	$(27,326)	$(97,464)	$(14,331)	$(3,921)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.48)	$(3.28)	$(2.14)	$(5.64)	$(1.75)
Weighted Average Membership Interests	9,495	8,340	45,500	2,540	2,240

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Trout Finest Super fractor	#UNITAS1965 JERSEY	#Unitas PSA8	#WILTCHAMBER LAIN61PSA9	#Warren Spahn1948 LeafPSA9
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$1,175	$-	$6,000
Other Professional Fees	-	-	53	-	4,237
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	1,229	-	10,237

Other Income
Gain/(Loss) on Sale of Assets	-	-	(4,403)	-	33,311
Interest Income	-	-	-	-	-
Deferred Tax Benefit	50,337	-	(1,807)	-	(8,676)
Valuation Allowance	(50,337)	-	1,807	-	8,676
Total Other Income	-	-	(4,403)	-	33,311
Impairment Loss on Series	77,931	-	-	-	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	77,931	-	-	-	-
Net Income/(Loss)	$(77,931)	$-	$(5,632)	$-	$23,074

Basic and Diluted Income/(Loss) per Membership Interest	$(2.76)	$-	$(1.26)	$-	$2.49
Weighted Average Membership Interests	28,250	16,700	4,480	20,740	9,275

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Wilt Chamberlain1961 FleerRCPSA9	#YASTRZEMSKIR C9BASKET	#YaoDuncanDirk TripleLogoman	#ZION RPABGS9	#ZionPrizms BlueBGS10
Operating Expenses
Audit, Tax & Accounting Fees	$-	$-	$-	$-	$992
Other Professional Fees	-	-	-	-	28
Bank Fees	-	-	-	-	-
Total Operating Expenses	-	-	-	-	1,020

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-	(6,142)
Interest Income	-	-	-	-	-
Deferred Tax Benefit	30,687	-	2,244	24,563	(3,847)
Valuation Allowance	(30,687)	-	(2,244)	(24,563)	3,847
Total Other Income	-	-	-	-	(6,142)
Impairment Loss on Series	146,131	-	10,688	37,731	-
Income Tax Expense Current Year	-	-	-	-	-
Other Expense
Total Other Expense	146,131	-	10,688	37,731	-
Net Income/(Loss)	$(146,131)	$-	$(10,688)	$(37,731)	$(7,162)

Basic and Diluted Income/(Loss) per Membership Interest	$(4.10)	$-	$(0.31)	$(5.64)	$(1.13)
Weighted Average Membership Interests	35,600	4,197	34,200	6,686	6,312

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2023

	CSA	Consolidated
Operating Expenses
Audit, Tax & Accounting Fees	$-	$371,352
Other Professional Fees	-	238,881
Bank Fees	195.00	195.00
Total Operating Expenses	195	610,428

Other Income
Gain/(Loss) on Sale of Assets	-	(269,759)
Interest Income	443	443
Deferred Tax Benefit	-	1,988,793
Valuation Allowance	-	(1,988,793)
Total Other Income	443	(269,316)
Impairment Loss on Series	-	5,551,436
Income Tax Expense Current Year	-	84,771
Other Expense
Total Other Expense	-	5,636,206
Net Income/(Loss)	$248	$(6,515,951)

Basic and Diluted Income/(Loss) per Membership Interest	$-
Weighted Average Membership Interests	-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	CSA	#ALIWBC BELT	#CURRY BASKET	#JACKIEROBINSON AUTOBAT	#JORDAN PSA10
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$(645.00)	$-	$31,564.12	$-	$-
Membership Contributions	$-	$432,640.00	$40,860.00	$87,240.00	$101,370.00
Membership Distributions	$-	$-	$(70,000.00)	$-	$-
Balance December 31, 2020	$(645.00)	$432,640.00	$2,424.12	$87,240.00	$101,370.00
Net Income/(Loss)	$(614.26)	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$(1,259.26)	$432,640.00	$2,424.12	$87,240.00	$101,370.00
Net Income/(Loss)	$(171.37)	$-	$-	$(12,646.22)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$(1,430.63)	$432,640.00	$2,424.12	$74,593.78	$101,370.00
Net Income/(Loss)	$247.70	$(39,676.89)	$-	$(35,183.56)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2023	$(1,182.93)	$392,963.11	$2,424.12	$39,410.22	$101,370.00
Net Income/(Loss)	$88.86	$(94,080.00)
Membership Contributions		$-
Membership Distributions		$-
Balance December 31, 2024	$(1,094.07)	$298,883.11	$2,424.12	$39,410.22	$101,370.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#LEBRON ROOKIE	#MAHOMES ROOKIE	#MANTLE MINT1953	#RUTHGEHRIG BALL	#03Exquisite Box
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$55,134.22	$-	$-	$-
Membership Contributions	$51,100.00	$136,575.00	$2,493,000.00	$73,620.00	$-
Membership Distributions	$-	$(182,500.00)	$-	$-	$-
Balance December 31, 2020	$51,100.00	$9,209.22	$2,493,000.00	$73,620.00	$-
Net Income/(Loss)	$-	$-	$612,000.00	$-	$-
Membership Contributions	$-	$-	$-	$-	$84,750.00
Membership Distributions	$-	$-	$(3,100,000.00)	$-	$-
Balance December 31, 2021	$51,100.00	$9,209.22	$5,000.00	$73,620.00	$84,750.00
Net Income/(Loss)	$28,696.58	$-	$-	$-	$(22,915.80)
Membership Contributions		$-	$-	$-	$-
Membership Distributions	$(75,000.00)	$-	$-	$-	$-
Balance December 31, 2022	$4,796.58	$9,209.22	$5,000.00	$73,620.00	$61,834.20
Net Income/(Loss)	$-	$-	$-	$(15,016.19)	$(23,834.52)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(55,227.25)	$-
Balance December 31, 2023	$4,796.58	$9,209.22	$5,000.00	$3,376.56	$37,999.68
Net Income/(Loss)					$-
Membership Contributions					$-
Membership Distributions					$-
Balance December 31, 2024	$4,796.58	$9,209.22	$5,000.00	$3,376.56	$37,999.68

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#03Topps Chrome Wax	#18-19BASKET BALLGROWTH BASKET	#1909E95SGC Set	#1959TOPPSBASE BALLSET	#1964KOUFAX JERSEY
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$24,350.00	$44,714.00	$37,050.00	$-	$438,500.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$24,350.00	$44,714.00	$37,050.00	$-	$438,500.00
Net Income/(Loss)	$(8,500.76)	$(21,601.50)	$(12,350.88)	$(24,467.34)	$(25,898.73)
Membership Contributions	$-	$-	$-	$85,550.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$15,849.24	$23,112.50	$24,699.12	$61,082.66	$412,601.27
Net Income/(Loss)	$(8,275.74)	$(15,627.63)	$(9,627.37)	$(12,974.91)	$(53,157.78)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(7,573.50)	$(5,420.87)	$(12,966.75)	$(46,102.75)	$-
Balance December 31, 2023	$-	$2,064.00	$2,105.00	$2,005.00	$359,443.49
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$-	$2,064.00	$2,105.00	$2,005.00	$359,443.49

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#1969TOPPS BASKET BALLSET	#1980Topps Basketball Wax	#1986WAX	#2000PLAYOFF CONTENDERS WAX	#48LeafRuth SGC8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$152,550.00	$-	$193,250.00	$24,650.00	$54,250.00
Membership Distributions		$-		$-	$-
Balance December 31, 2021	$152,550.00	$-	$193,250.00	$24,650.00	$54,250.00
Net Income/(Loss)	$(48,165.94)	$(18,590.25)	$(11,389.28)	$-	$(8,644.58)
Membership Contributions	$-	$74,620.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$104,384.06	$56,029.75	$181,860.72	$24,650.00	$45,605.42
Net Income/(Loss)	$40,469.37	$(26,180.25)	$(73,730.41)	$(15,474.25)	$(27,103.98)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(142,663.43)	$(27,854.50)	$-	$-	$-
Balance December 31, 2023	$2,190.00	$1,995.00	$108,130.31	$9,175.75	$18,501.44
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$2,190.00	$1,995.00	$108,130.31	$9,175.75	$18,501.44

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#49Bowman JackieAuto	#86Auto FleerSet	#96Skybox E-X2000Wax	#AARON1954 PSA8.5	#ACUNA GOLD9.5
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$124,400.00	$27,505.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$-	$124,400.00	$27,505.00
Net Income/(Loss)	$(26,011.40)	$-	$(10,978.93)	$-	$(9,295.89)
Membership Contributions	$77,200.00	$110,000.00	$32,170.00	$-	$-
Membership Distributions			$-	$-	$-
Balance December 31, 2022	$51,188.60	$110,000.00	$21,191.07	$124,400.00	$18,209.11
Net Income/(Loss)	$-		$(11,764.36)	$36,950.00	$(4,391.61)
Membership Contributions	$-	$(110,000.00)	$-	$-	$-
Membership Distributions	$-	$-	$-	$(158,950.00)	$(11,687.50)
Balance December 31, 2023	$51,188.60	$-	$9,426.71	$2,400.00	$2,130.00
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$51,188.60	$-	$9,426.71	$2,400.00	$2,130.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#ALKALINE 1954 TOPPSPSA9	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT	#AaronDecade Basket	#AcunaBowman10 Basket
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$126,440.00	$29,720.00	$-	$103,500.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$126,440.00	$29,720.00	$-	$103,500.00
Net Income/(Loss)	$(19,690.50)	$(80,368.43)	$(16,096.50)	$(13,060.21)	$(60,769.22)
Membership Contributions	$42,550.00	$-	$-	$86,520.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$22,859.50	$46,071.57	$13,623.50	$73,459.79	$42,730.78
Net Income/(Loss)	$9,900.67	$7,058.53	$(273.16)	$(14,435.34)	$(12,409.88)
Membership Contributions	$-		$-	$-	$-
Membership Distributions	$(30,735.17)	$(53,130.10)	$-	$(56,862.45)	$(28,350.90)
Balance December 31, 2023	$2,025.00	$-	$13,350.34	$2,162.00	$1,970.00
Net Income/(Loss)	$-	$-	$(8,419.94)	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$2,025.00	$-	$4,930.40	$2,162.00	$1,970.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#AlexRodriguez09 WSUniform	#AliRookie CardBVG8	#BANKS1954 PSA9	#BETTSGOLD REFRACTOR BASKET	#BRADYPLAYOFF CONTENDERS BASKET
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$60,700.00	$91,925.00	$63,990.00	$93,300.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$60,700.00	$91,925.00	$63,990.00	$93,300.00
Net Income/(Loss)	$(87,643.01)	$(43,733.18)	$67,435.00	$(11,234.80)	$-
Membership Contributions	$149,500.00	$-	$-	$-	$-
Membership Distributions	$-	$-	$(155,000.00)	$-	$-
Balance December 31, 2022	$61,856.99	$16,966.82	$4,360.00	$52,755.20	$93,300.00
Net Income/(Loss)	$(33,254.49)	$(1,867.69)	$-	$(32,093.61)	$(58,973.63)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(18,577.59)	$-
Balance December 31, 2023	$28,602.50	$15,099.13	$4,360.00	$2,084.00	$34,326.37
Net Income/(Loss)	$-	$(75.88)	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$28,602.50	$15,023.25	$4,360.00	$2,084.00	$34,326.37

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#BRADY REEBOK FLAWLESS	#BRADY ROOKIE	#BabeRuth BowsOutPhoto	#Bellinger Orange BGS9.5	#BettsBlue Refractor Basket
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$23,436.00	$-	$-	$-	$-
Membership Contributions	$48,804.00	$59,710.00	$-	$-	$33,850.00
Membership Distributions	$(70,000.00)	$-	$-	$-	$-
Balance December 31, 2021	$2,240.00	$59,710.00	$-	$-	$33,850.00
Net Income/(Loss)	$-	$-	$-	$(20,286.75)	$(25,397.46)
Membership Contributions	$-	$-	$50,860.00	$27,800.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$2,240.00	$59,710.00	$50,860.00	$7,513.25	$8,452.54
Net Income/(Loss)	$-	$(13,792.50)	$(10,407.60)	$(2,675.45)	$(1,101.29)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(2,807.80)	$(5,121.25)
Balance December 31, 2023	$2,240.00	$45,917.50	$40,452.40	$2,030.00	$2,230.00
Net Income/(Loss)	$-	$-	$(6,433.75)	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$2,240.00	$45,917.50	$34,018.65	$2,030.00	$2,230.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#BobbyOrr BruinsJersey	#Brady01 TicketBooklet	#Brady2000 SPXSpectrum BGS9.5	#Brady Bowman10	#Brady Championship Ticket
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$31,400.00	$2,312,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$-	$31,400.00	$2,312,000.00
Net Income/(Loss)	$(124,296.09)	$(8,310.97)	$(280,353.86)	$(15,060.93)	$(1,442,831.15)
Membership Contributions	$429,000.00	$11,990.00	$563,500.00	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$304,703.91	$3,679.03	$283,146.14	$16,339.07	$869,168.85
Net Income/(Loss)	$96,016.09	$2,318.69	$(234,085.32)	$(7,847.57)	$(670,353.36)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(399,000.00)	$(3,967.72)	$-	$(8,491.50)	$-
Balance December 31, 2023	$1,720.00	$2,030.00	$49,060.82	$-	$198,815.49
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$1,720.00	$2,030.00	$49,060.82	$-	$198,815.49

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#Brady DebutTicket	#CHAMBERLAIN HSUNIFORM	#CHAMBER LAINPHILA UNI FORM59-60	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$(20,447.55)
Membership Contributions	$-	$323,280.00	$1,335,000.00	$83,999.50	$114,750.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$323,280.00	$1,335,000.00	$83,999.50	$94,302.45
Net Income/(Loss)	$(49,530.38)	$-	$-	$(362.96)	$(31,093.50)
Membership Contributions	$115,750.00	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$66,219.62	$323,280.00	$1,335,000.00	$83,636.54	$63,208.95
Net Income/(Loss)	$(51,164.62)	$-	$174,742.74	$(27,536.54)	$14,973.49
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(13,090.00)	$-	$(1,508,992.74)	$(56,100.00)	$(75,877.44)
Balance December 31, 2023	$1,965.00	$323,280.00	$750.00	$-	$2,305.00
Net Income/(Loss)	$-	$(51,206.25)	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$1,965.00	$272,073.75	$750.00	$-	$2,305.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#COBBMINTE98	#COBBVINTAGE T206PHOTO	#CROSBY THECUP BASKET	#CURRYRP ABGS9.5	#CassiusClaySony ListonUPIType1
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$280,510.00	$-
Membership Contributions	$309,500.00	$54,255.00	$212,700.00	$501,500.00	$-
Membership Distributions	$-	$-	$-	$(780,000.00)	$-
Balance December 31, 2021	$309,500.00	$54,255.00	$212,700.00	$2,010.00	$-
Net Income/(Loss)	$(48,069.39)	$(18,591.75)	$(72,586.59)	$-	$-
Membership Contributions	$-	$-	$-	$-	$24,950.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$261,430.61	$35,663.25	$140,113.41	$2,010.00	$24,950.00
Net Income/(Loss)	$(52,963.50)	$(16,709.96)	$(66,698.94)	$-	$(19,559.44)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(189,592.11)	$(16,808.29)	$-	$-	$(3,169.56)
Balance December 31, 2023	$18,875.00	$2,145.00	$73,414.47	$2,010.00	$2,221.00
Net Income/(Loss)	$-	$-	$(28,523.38)	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$18,875.00	$2,145.00	$44,891.09	$2,010.00	$2,221.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#CharlesBarkley SunsJersey	#ChicagoBulls DynastyHardwood	#ChrisBosh GameWorn Raptors Sneaker	#Clemente 65-68Bat	#Cristiano RonaldoRC1of1
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$366,250.00	$18,150.00	$31,725.00	$266,250.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$366,250.00	$18,150.00	$31,725.00	$266,250.00
Net Income/(Loss)	$(19,118.71)	$(222,083.15)	$(12,269.42)	$-	$(173,191.75)
Membership Contributions	$159,900.00	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$140,781.29	$144,166.85	$5,880.58	$31,725.00	$93,058.25
Net Income/(Loss)	$(1,882.54)	$(70,448.19)	$(1,434.30)	$(1,850.76)	$(23,273.87)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(27,853.74)	$-
Balance December 31, 2023	$138,898.75	$73,718.66	$4,446.28	$2,020.50	$69,784.38
Net Income/(Loss)	$(95,940.00)	$-	$(1,646.16)	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$42,958.75	$73,718.66	$2,800.12	$2,020.50	$69,784.38

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#CrosbyWinter ClassicSkates	#CurryGold ToppsPSA10	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROMEREFR ACTORPSA10
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$97,550.00	$64,700.00	$13,100.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$97,550.00	$64,700.00	$13,100.00
Net Income/(Loss)	$(5,093.63)	$-	$(37,376.58)	$(32,343.30)	$(2,456.25)
Membership Contributions	$19,100.00	$32,000.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$14,006.37	$32,000.00	$60,173.42	$32,356.70	$10,643.75
Net Income/(Loss)	$(8,809.79)	$(12,002.00)	$(29,099.20)	$(18,027.14)	$(5,841.25)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(3,016.58)	$-	$(28,814.22)	$(9,817.50)	$(4,802.50)
Balance December 31, 2023	$2,180.00	$19,998.00	$2,260.00	$4,512.06	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$2,180.00	$19,998.00	$2,260.00	$4,512.06	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#DWADE ULTIMATE	#DaveBing Signed50 GreatestNBAPlay	#Devers Superfractor	#Donovan Mitchell NT9.5	#Durant07-08 Exquisite Limited LogosBGS9.5
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$43,780.00	$-	$-
Membership Contributions	$44,090.00	$-	$37,200.00	$31,250.00	$-
Membership Distributions	$-	$-	$(78,500.00)	$-	$-
Balance December 31, 2021	$44,090.00	$-	$2,480.00	$31,250.00	$-
Net Income/(Loss)	$(29,173.66)	$(65,045.26)	$-	$(13,646.04)	$-
Membership Contributions	$-	$106,510.00	$-	$-	$222,770.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$14,916.34	$41,464.74	$2,480.00	$17,603.96	$222,770.00
Net Income/(Loss)	$(6,420.34)	$(13,652.24)	$-	$(11,184.96)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(6,426.00)	$-	$-	$(4,284.00)	$-
Balance December 31, 2023	$2,070.00	$27,812.50	$2,480.00	$2,135.00	$222,770.00
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$2,070.00	$27,812.50	$2,480.00	$2,135.00	$222,770.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#ELWAY1984 ROOKIE CARDPSA10 BASKET	#EMMITT SMITH 10KJERSEY	#EMMITT SMITHMVP BASKET	#EddiePlank T206PSA4	#EmbiidFirst 50PointGame Jersey
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$(24,283.49)	$-	$-
Membership Contributions	$31,250.00	$60,500.00	$117,000.00	$318,200.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$31,250.00	$60,500.00	$92,716.51	$318,200.00	$-
Net Income/(Loss)	$(16,601.56)	$(27,577.50)	$(36,745.57)	$(76,299.37)	$(28,353.63)
Membership Contributions	$-	$-	$-	$-	$39,420.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$14,648.44	$32,922.50	$55,970.94	$241,900.63	$11,066.37
Net Income/(Loss)	$(5,238.94)	$(4,915.63)	$(5,179.69)	$(3,346.86)	$(1,176.87)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(9,409.50)	$-	$-	$-	$-
Balance December 31, 2023	$-	$28,006.87	$50,791.25	$238,553.77	$9,889.50
Net Income/(Loss)	$-	$-	$(29,250.00)	$(37,843.91)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$-	$28,006.87	$21,541.25	$200,709.86	$9,889.50

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#Erling Haaland PSA10Basket	#Eruzione 1980 MiracleOnIce GoldJersey	#FRANK ROBINSON1957 PSA9BASKET	#FRANK ROBINSON 500HRBAT	#GIANNIS GOLD IMMACULATE
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$27,570.80	$-
Membership Contributions	$14,560.00	$-	$78,580.00	$174,500.00	$51,200.00
Membership Distributions	$-	$-	$-	$(200,000.00)	$-
Balance December 31, 2021	$14,560.00	$-	$78,580.00	$2,070.80	$51,200.00
Net Income/(Loss)	$-	$(267,196.00)	$19,728.00	$-	$(10,327.00)
Membership Contributions	$-	$708,000.00	$-	$-	$-
Membership Distributions	$-	$-	$(96,000.00)	$-	$-
Balance December 31, 2022	$14,560.00	$440,804.00	$2,308.00	$2,070.80	$40,873.00
Net Income/(Loss)	$(10,997.48)	$276,166.00	$-	$-	$(30,876.00)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(3,562.52)	$(714,580.00)	$-	$-	$-
Balance December 31, 2023	$-	$2,390.00	$2,308.00	$2,070.80	$9,997.00
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$-	$2,390.00	$2,308.00	$2,070.80	$9,997.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#GIANNISRPA	#GLEYBER TORRES ORANGE9.5	#GRETZKY OPEE CHEE1979	#GRIFFEY89 UPPERDECK SGCGOLD	#GaryCarter 1975PSA10 Basket (1 OP)
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$(668.72)	$-	$-	$-
Membership Contributions	$118,980.00	$21,940.00	$70,780.00	$-	$39,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$118,980.00	$21,271.28	$70,780.00	$-	$39,000.00
Net Income/(Loss)	$83,470.00	$(16,534.68)	$-	$(8,914.57)	$-
Membership Contributions	$-	$-	$-	$17,360.00	$-
Membership Distributions	$(200,000.00)	$-	$-		$-
Balance December 31, 2022	$2,450.00	$4,736.60	$70,780.00	$8,445.43	$39,000.00
Net Income/(Loss)	$-	$(1,115.80)	$(11,557.77)	$(4,382.69)	$(11,651.25)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(1,535.80)	$-	$(4,062.74)	$(27,348.75)
Balance December 31, 2023	$2,450.00	$2,085.00	$59,222.23	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$2,450.00	$2,085.00	$59,222.23	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#Giannis48 PointGame Sneakers	#Gretzky 1979 Topps9	#Gretzky1981 SportsIllustrated CoverCGC9.4	#HARMONKILLE BREW1955 TOPPSPSA9	#HamiltonChrome OrangeSapphire
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$26,200.00	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$26,200.00	$-	$-	$-	$-
Net Income/(Loss)	$(7,366.75)	$(1,720.20)	$-	$(18,740.80)	$(45,554.13)
Membership Contributions	$-	$59,380.00	$39,600.00	$43,940.00	$60,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$18,833.25	$57,659.80	$39,600.00	$25,199.20	$14,445.87
Net Income/(Loss)	$(6,852.12)	$(37,114.55)	$(12,390.00)	$(1,523.77)	$(1,121.40)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$(19,210.00)	$(21,130.43)	$-
Balance December 31, 2023	$11,981.13	$20,545.25	$8,000.00	$2,545.00	$13,324.47
Net Income/(Loss)	$(6,305.19)	$-	$-	$-	$(353.76)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$5,675.94	$20,545.25	$8,000.00	$2,545.00	$12,970.71

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#HonusWagner 1910PSA5	#MLBHALL OFFAME BASEBALL	#JETERFOILRC BASKETBGS9.5	#JORDAN85 NIKEBASKET	#JORDAN EXQUISITEBGS8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$(29,977.93)	$63,982.00	$-
Membership Contributions	$-	$308,400.00	$103,350.00	$141,530.00	$81,300.00
Membership Distributions	$-	$-	$-	$(203,000.00)	$-
Balance December 31, 2021	$-	$308,400.00	$73,372.07	$2,512.00	$81,300.00
Net Income/(Loss)	$-	$(72,140.75)	$(50,485.67)	$-	$(51,548.99)
Membership Contributions	$100,680.00	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$100,680.00	$236,259.25	$22,886.40	$2,512.00	$29,751.01
Net Income/(Loss)	$(21,206.00)	$(79,573.63)	$(13,553.60)	$-	$(15,239.26)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(79,474.00)	$-	$(7,027.80)	$-	$-
Balance December 31, 2023	$-	$156,685.62	$2,305.00	$2,512.00	$14,511.75
Net Income/(Loss)	$-	$(55,030.13)	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$-	$101,655.49	$2,305.00	$2,512.00	$14,511.75

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#JORDAN ROOKIE JERSEY	#JORDANSIGNED PROFESSIONAL BAT	#Jackie Leaf3.5	#JackieRobinson 1952Topps PSA8.5	#JackieRobinson 53Topps8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$(10,271.22)	$-	$-	$-
Membership Contributions	$246,500.00	$52,900.00	$42,200.00	$576,050.00	$59,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$246,500.00	$42,628.78	$42,200.00	$576,050.00	$59,000.00
Net Income/(Loss)	$-	$(32,837.51)	$(19,324.00)	$-	$(3,000.00)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$246,500.00	$9,791.27	$22,876.00	$576,050.00	$56,000.00
Net Income/(Loss)	$(86,576.87)	$6,120.61	$(9,116.00)	$(314,202.35)	$(30,838.00)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(13,756.88)	$(11,920.00)	$-	$(23,052.00)
Balance December 31, 2023	$159,923.13	$2,155.00	$1,840.00	$261,847.65	$2,110.00
Net Income/(Loss)	$(18,890.05)	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$141,033.08	$2,155.00	$1,840.00	$261,847.65	$2,110.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#JimmieFoxx 1938Bat	#JokicRefractor 1of1	#Jordan86 FleerBGS9.5 Basket	#JordanExquisite 8.5Flashback	#JordanFleer 86SGC10
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$98,600.00	$24,110.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$98,600.00	$24,110.00	$-	$-	$-
Net Income/(Loss)	$(22,735.63)	$(5,107.17)	$(75,658.16)	$(84,698.40)	$(116,345.33)
Membership Contributions	$-	$-	$143,550.00	$181,000.00	$200,900.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$75,864.37	$19,002.83	$67,891.84	$96,301.60	$84,554.67
Net Income/(Loss)	$2,734.38	$(10,576.91)	$(12,454.19)	$(50,124.97)	$(32,657.17)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(76,618.75)	$(6,076.68)	$-	$-	$(49,087.50)
Balance December 31, 2023	$1,980.00	$2,349.24	$55,437.65	$46,176.63	$2,810.00
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$1,980.00	$2,349.24	$55,437.65	$46,176.63	$2,810.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#JordanLe BronMagic TripleSigs	#JordanLe BronSign oftheTimes	#JordanMagicLe BronTriple AutoJers	#JoshAllen GoldBGS9.5	#JustinHerbert Hidden TreasureRPA
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$86,750.00	$171,000.00	$131,900.00	$31,250.00	$64,850.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$86,750.00	$171,000.00	$131,900.00	$31,250.00	$64,850.00
Net Income/(Loss)	$(55,881.69)	$(93,852.01)	$(39.40)	$-	$(31,111.64)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$(130,000.00)	$-	$-
Balance December 31, 2022	$30,868.31	$77,147.99	$1,860.60	$31,250.00	$33,738.36
Net Income/(Loss)	$(9,604.81)	$(27,405.74)	$-	$-	$(20,563.99)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(19,167.50)	$-	$-	$-	$-
Balance December 31, 2023	$2,096.00	$49,742.25	$1,860.60	$31,250.00	$13,174.37
Net Income/(Loss)	$-	$(2,482.48)	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$2,096.00	$47,259.77	$1,860.60	$31,250.00	$13,174.37

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#KAWHI BASKET	#KOBEREEBOK IVERSONRETROS	#KOUFAX 1955PSA8.5	#KOUFAX 55PSA9	#KareemPoints RecordBall
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$(11,131.20)	$-	$64,620.00	$-	$-
Membership Contributions	$71,610.00	$92,000.00	$37,920.00	$497,500.00	$-
Membership Distributions	$-	$-	$(100,000.00)	$-	$-
Balance December 31, 2021	$60,478.80	$92,000.00	$2,540.00	$497,500.00	$-
Net Income/(Loss)	$(42,028.18)	$(64,125.70)	$-	$(104,500.04)	$(263,609.88)
Membership Contributions	$-	$-	$-	$-	$392,500.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$18,450.62	$27,874.30	$2,540.00	$392,999.96	$128,890.12
Net Income/(Loss)	$(9,957.76)	$(6,010.55)	$-	$(185,227.96)	$(79,897.54)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(4,412.86)	$-	$-	$-	$-
Balance December 31, 2023	$4,080.00	$21,863.75	$2,540.00	$207,772.00	$48,992.58
Net Income/(Loss)	$-	$-	$-	$(50,651.57)	$(24,670.05)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$4,080.00	$21,863.75	$2,540.00	$157,120.43	$24,322.53

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#KevinDurant HSJersey	#Kobe1997 AirBallGame UsedShoes	#KobeBlack HistoryMonth FinalSeasonShoes	#KobeBryant 2001Warm UpJacket	#KobeBryant FirstWhite #24Jersey
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$227,000.00	$-	$-	$-	$710,700.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$227,000.00	$-	$-	$-	$710,700.00
Net Income/(Loss)	$(108,302.00)	$-	$(28,041.50)	$(134,650.94)	$(385,275.81)
Membership Contributions	$-	$132,300.00	$77,200.00	$209,100.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$118,698.00	$132,300.00	$49,158.50	$74,449.06	$325,424.19
Net Income/(Loss)	$(61,063.00)	$(37,500.00)	$(15,874.25)	$-	$(160,256.23)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions		$(94,000.00)	$-	$-	$-
Balance December 31, 2023	$57,635.00	$800.00	$33,284.25	$74,449.06	$165,167.96
Net Income/(Loss)	$(35,468.75)	$-	$(19,286.21)	$-	$(41,761.36)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$22,166.25	$800.00	$13,998.04	$74,449.06	$123,406.60

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#KobeBryant RookieSneakers	#KobeBryant RoyalBlue JordanSneakers	#KobeFinal SeasonSneakers	#KobeLeBron JordanMagic QuadAuto	#Koufax PSA8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$138,000.00	$93,001.00	$64,800.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$138,000.00	$93,001.00	$64,800.00	$-	$-
Net Income/(Loss)	$16,510.00	$(52,568.50)	$(43,003.38)	$(85,521.08)	$(16,405.24)
Membership Contributions	$-	$-	$-	$127,000.00	$44,450.00
Membership Distributions	$(152,500.00)	$-	$-	$-	$-
Balance December 31, 2022	$2,010.00	$40,432.50	$21,796.62	$41,478.92	$28,044.76
Net Income/(Loss)	$-	$(24,177.58)	$(867.05)	$(7,668.92)	$(4,733.76)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(31,790.00)	$(21,131.00)
Balance December 31, 2023	$2,010.00	$16,254.92	$20,929.57	$2,020.00	$2,180.00
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$2,010.00	$16,254.92	$20,929.57	$2,020.00	$2,180.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#LBJ Exquisite	#LBJKobe ToppsBasket	#LEBRON BLACK REFRACTOR	#LEBRON EMBLEMSOF ENDORSEMENT	#LEBRON MELOW ADETRIORC
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$1,387,500.00	$-	$136,050.00	$221,000.00	$379,120.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$1,387,500.00	$-	$136,050.00	$221,000.00	$379,120.00
Net Income/(Loss)	$(597,157.91)	$(7,465.21)	$(54,865.94)	$(157,882.01)	$(287,477.38)
Membership Contributions	$-	$16,800.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$790,342.09	$9,334.79	$81,184.06	$63,117.99	$91,642.62
Net Income/(Loss)	$(456,992.09)	$(4,410.79)	$(50,836.07)	$(45,045.49)	$(43,368.62)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(333,000.00)	$(4,924.00)	$-	$-	$-
Balance December 31, 2023	$350.00	$-	$30,347.99	$18,072.50	$48,274.00
Net Income/(Loss)	$-	$-	$-	$-	$(5,194.67)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$350.00	$-	$30,347.99	$18,072.50	$43,079.33

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#LEBRON ULTIMATE	#LUKADONCICGU ROOKIE SNEAKERS	#LeBron BlackDiamond	#LeBron Credentials	#LeBronMelo Bosh2008 TripleLogoMan
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$185,950.00	$-	$78,750.00	$-	$309,750.00
Membership Distributions	$-	$-	$-		$-
Balance December 31, 2021	$185,950.00	$-	$78,750.00	$-	$309,750.00
Net Income/(Loss)	$(118,824.86)	$29,720.00	$(46,369.85)	$(151,238.27)	$(232,179.72)
Membership Contributions	$-	$87,250.00	$-	$196,000.00	$-
Membership Distributions	$-	$(115,000.00)	$-	$-	$-
Balance December 31, 2022	$67,125.14	$1,970.00	$32,380.15	$44,761.73	$77,570.28
Net Income/(Loss)	$(26,495.76)	$-	$(20,565.15)	$(8,800.30)	$(38,851.53)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$(11,815.00)	$-	$-
Balance December 31, 2023	$40,629.38	$1,970.00	$-	$35,961.43	$38,718.75
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$40,629.38	$1,970.00	$-	$35,961.43	$38,718.75

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#LeBron MeloDual Logoman	#LeBron RookieShoes	#LouGehrig RCPhoto	#Luka Rookie Jersey	#Luka White Sparkle
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$1,110,000.00	$-	$-	$522,250.00	$721,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$1,110,000.00	$-	$-	$522,250.00	$721,000.00
Net Income/(Loss)	$(725,558.15)	$(108,640.59)	$(5,824.99)	$(161,167.67)	$(439,829.01)
Membership Contributions	$-	$466,000.00	$54,260.00	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$384,441.85	$357,359.41	$48,435.01	$361,082.33	$281,170.99
Net Income/(Loss)	$(299,639.98)	$(237,257.51)	$(24,318.91)	$(158,086.97)	$(103,841.44)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$(22,090.90)	$-	$-
Balance December 31, 2023	$84,801.87	$120,101.90	$2,025.20	$202,995.36	$177,329.55
Net Income/(Loss)	$-	$-	$-	$(74,886.92)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$84,801.87	$120,101.90	$2,025.20	$128,108.44	$177,329.55

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#MAGIC BIRDDRJ	#MAGIC BIRDDRJPSA8 BASKET	#MAGICBIRD LOGOMAN	#MAHOMES EMERAL DRPA BGS9	#MANTLE 1952 BOWMAN PSA8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$368,580.00	$-	$-	$-	$-
Membership Contributions	$355,280.00	$28,160.00	$512,800.00	$82,340.00	$15,600.00
Membership Distributions	$(720,000.00)	$-	$-	$-	$-
Balance December 31, 2021	$3,860.00	$28,160.00	$512,800.00	$82,340.00	$15,600.00
Net Income/(Loss)	$-	$(20,274.58)	$(289,637.60)	$35,130.00	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(115,000.00)	$-
Balance December 31, 2022	$3,860.00	$7,885.42	$223,162.40	$2,470.00	$15,600.00
Net Income/(Loss)	$-	$(1,198.42)	$(183,582.40)	$-	$2,649.01
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(4,505.00)	$-	$-	$(18,249.01)
Balance December 31, 2023	$3,860.00	$2,182.00	$39,580.00	$2,470.00	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$3,860.00	$2,182.00	$39,580.00	$2,470.00	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#MANTLE 1952 TOPPSPSA8	#MANTLE 1956 PSA8 BASKET	#MANTLE 1960 PSA9	#MANTLE52 TOPPSPSA7	#MANTLE54 BOWMAN BASKET
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$498,800.00	$29,675.00	$42,270.00	$-	$53,200.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$498,800.00	$29,675.00	$42,270.00	$-	$53,200.00
Net Income/(Loss)	$-	$-	$-	$-	$(22,362.71)
Membership Contributions	$-	$-	$-	$316,000.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$498,800.00	$29,675.00	$42,270.00	$316,000.00	$30,837.29
Net Income/(Loss)	$-	$(7,514.00)	$7,916.00	$(56,029.39)	$5,330.06
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(20,000.00)	$(48,025.00)	$-	$(34,107.35)
Balance December 31, 2023	$498,800.00	$2,161.00	$2,161.00	$259,970.61	$2,060.00
Net Income/(Loss)	$-	$-	$-	$(17,536.62)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$498,800.00	$2,161.00	$2,161.00	$242,433.99	$2,060.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#MARINO 1984ROOKIE CARDBGS10 BASKET	#MARINO MANNING FAVRE JERSEYS	#MAYS 1951 BOWMAN7	#MAYS 1951 PHOTO	#MAYS 1952 PSA8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$13,856.00	$-
Membership Contributions	$-	$51,940.00	$105,000.00	$53,210.00	$252,750.00
Membership Distributions	$-	$-	$-	$(65,000.00)	$-
Balance December 31, 2021	$-	$51,940.00	$105,000.00	$2,066.00	$252,750.00
Net Income/(Loss)	$(9,293.75)	$(11,190.59)	$(33,836.88)	$-	$(26,805.33)
Membership Contributions	$19,580.00	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$10,286.25	$40,749.41	$71,163.12	$2,066.00	$225,944.67
Net Income/(Loss)	$(1,232.05)	$(13,705.26)	$(28,650.78)	$-	$(100,067.84)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(9,054.20)	$-	$-	$-	$-
Balance December 31, 2023	$-	$27,044.15	$42,512.34	$2,066.00	$125,876.83
Net Income/(Loss)	$-	$(3,246.25)	$(1,014.20)	$-	$(43,365.46)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$-	$23,797.90	$41,498.14	$2,066.00	$82,511.37

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#MAYS 1959PSA9 BASKET	#MAYS 1960PSA9	#MAY WEATHERRC PSA10	#MESSI ROOKIE BASKET	#MIKANRC PHOTO
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$(17,741.25)	$-
Membership Contributions	$25,456.00	$19,140.00	$26,270.00	$94,460.00	$57,500.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$25,456.00	$19,140.00	$26,270.00	$76,718.75	$57,500.00
Net Income/(Loss)	$-	$(926.36)	$(16,290.30)	$(47,908.24)	$27,170.00
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$(82,500.00)
Balance December 31, 2022	$25,456.00	$18,213.64	$9,979.70	$28,810.51	$2,170.00
Net Income/(Loss)	$888.00	$(277.91)	$(4,970.30)	$(17,640.03)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(24,220.00)	$(14,726.25)	$(3,964.40)	$(9,000.48)	$-
Balance December 31, 2023	$2,124.00	$3,209.48	$1,045.00	$2,170.00	$2,170.00
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$2,124.00	$3,209.48	$1,045.00	$2,170.00	$2,170.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#MLBAllStar GameTicketRun Collection	#MONTANA RCPSA10	#MOOKIE BETTS GLOVE	#MPJ Championship Ticket	#MagicBird DrJ1980PSA9 (BH SPORTS)
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$67,320.00	$63,110.00	$31,450.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$67,320.00	$63,110.00	$31,450.00	$-
Net Income/(Loss)	$(27,621.25)	$(17,120.70)	$(44,307.81)	$(27,550.58)	$(16,306.37)
Membership Contributions	$50,900.00	$-	$-	$-	$32,950.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$23,278.75	$50,199.30	$18,802.19	$3,899.42	$16,643.63
Net Income/(Loss)	$(12,661.38)	$(9,059.30)	$(4,239.94)	$(858.98)	$(2,433.83)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(41,140.00)	$(12,457.25)	$-	$(12,008.80)
Balance December 31, 2023	$10,617.37	$-	$2,105.00	$3,040.44	$2,201.00
Net Income/(Loss)	$-	$-	$-	$(39.31)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$10,617.37	$-	$2,105.00	$3,001.13	$2,201.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#Mahomes Bronze Basket	#Mahomes Immaculate Logo1of1	#Mahomes NT1of1	#Mahomes NT8.5	#Mantle1953 Bowman8 Basket
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$(32,641.05)	$-
Membership Contributions	$115,000.00	$227,000.00	$1,667,500.00	$165,895.00	$53,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$115,000.00	$227,000.00	$1,667,500.00	$133,253.95	$53,000.00
Net Income/(Loss)	$(15,608.00)	$(112,054.32)	$(1,043,978.71)	$(74,439.25)	$(22,052.25)
Membership Contributions	$-	$-	$-	$5.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$99,392.00	$114,945.68	$623,521.29	$58,819.70	$30,947.75
Net Income/(Loss)	$(85,508.00)	$(46,812.68)	$(306,193.80)	$(31,959.80)	$(2,502.00)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(11,934.00)	$-	$-	$(24,777.50)	$(26,413.75)
Balance December 31, 2023	$1,950.00	$68,133.00	$317,327.49	$2,082.40	$2,032.00
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$1,950.00	$68,133.00	$317,327.49	$2,082.40	$2,032.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#Mantle1953 Topps8	#Mantle1957 ToppsPSA8.5	#Mantle1964 Topps9	#Mantle1965 Topps9	#Mantle1966 ToppsPSA9 Basket
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$103,500.00	$58,300.00	$51,152.50	$-	$45,660.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$103,500.00	$58,300.00	$51,152.50	$-	$45,660.00
Net Income/(Loss)	$(1,733.64)	$(12,771.36)	$(3,232.33)	$-	$(2,394.65)
Membership Contributions	$-	$-	$-	$39,950.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$101,766.36	$45,528.64	$47,920.17	$39,950.00	$43,265.35
Net Income/(Loss)	$(43,426.65)	$(10,703.64)	$(20,871.17)	$(18,249.00)	$(12,850.60)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(32,657.00)	$(24,973.00)	$(19,200.00)	$(28,334.75)
Balance December 31, 2023	$58,339.71	$2,168.00	$2,076.00	$2,501.00	$2,080.00
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$58,339.71	$2,168.00	$2,076.00	$2,501.00	$2,080.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#Mantle1967 Topps9	#Mantle1968 PSA9 Basket	#Mantle1969 Topps9	#Mantle51 BowmanSGC7	#Mantle DebutStub
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$38,050.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$38,050.00	$-	$-	$-
Net Income/(Loss)	$(5,174.36)	$(17,993.60)	$-	$(19,166.57)	$(85,723.88)
Membership Contributions	$21,470.00	$-	$35,400.00	$83,845.00	$118,250.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$16,295.64	$20,056.40	$35,400.00	$64,678.43	$32,526.12
Net Income/(Loss)	$(3,053.39)	$(2,412.15)	$(14,392.25)	$(26,259.92)	$(12,926.20)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(11,921.25)	$(15,491.25)	$(14,887.75)	$(36,498.01)	$-
Balance December 31, 2023	$1,321.00	$2,153.00	$6,120.00	$1,920.50	$19,599.92
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$1,321.00	$2,153.00	$6,120.00	$1,920.50	$19,599.92

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#Maris58 ToppsPSA9	#Mays1956 GrayPSA9	#MessiMega cracks#71 PSA9	#Michael PorterJr Basket	#Mikan48 Bowman PSA7
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$29,345.00	$59,000.00	$90,000.00	$31,065.00	$42,551.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$29,345.00	$59,000.00	$90,000.00	$31,065.00	$42,551.00
Net Income/(Loss)	$(6,896.46)	$(21,757.32)	$(56,061.27)	$(20,562.97)	$(14,954.75)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$22,448.54	$37,242.68	$33,938.73	$10,502.03	$27,596.25
Net Income/(Loss)	$(3,440.15)	$(5,162.68)	$(188.73)	$(8,334.53)	$88.75
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(16,808.29)	$(29,920.00)	$-	$(2,167.50)	$(25,680.00)
Balance December 31, 2023	$2,200.10	$2,160.00	$33,750.00	$-	$2,005.00
Net Income/(Loss)	$-	$-	$(19,687.50)	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$2,200.10	$2,160.00	$14,062.50	$-	$2,005.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#NTBBall WaxBundle	#NadalNet ProGlossy	#NegroLeague Legendary CutsBasket	#NolanRyan 1968 Milton BradleyPSA9	#NolanRyan 1968 ToppsPSA8.5
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$92,800.00	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$92,800.00	$-	$-
Net Income/(Loss)	$(78,599.62)	$-	$(59,607.27)	$(45,279.92)	$-
Membership Contributions	$142,500.00	$30,650.00	$-	$172,500.00	$24,850.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$63,900.38	$30,650.00	$33,192.73	$127,220.08	$24,850.00
Net Income/(Loss)	$(10,646.96)	$(21,917.50)	$(6,097.73)	$(48,645.41)	$(8,799.75)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(51,303.42)	$(6,655.50)	$-	$-	$(13,927.25)
Balance December 31, 2023	$1,950.00	$2,077.00	$27,095.00	$78,574.67	$2,123.00
Net Income/(Loss)	$-	$-	$(136.47)	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$1,950.00	$2,077.00	$26,958.53	$78,574.67	$2,123.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#OVECHKIN THECUP BGS8.5	#OZZIE SMITHRC BGS9.5	#Orange Dominguez	#OscarRobertson Cincinnati RoyalsJersey	#OttoGraham1950 BowmanPSA9
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$14,890.00	$-	$-	$-	$-
Membership Contributions	$42,250.00	$74,710.00	$38,395.00	$-	$-
Membership Distributions	$(55,000.00)	$-	$-	$-	$-
Balance December 31, 2021	$2,140.00	$74,710.00	$38,395.00	$-	$-
Net Income/(Loss)	$-	$(54,009.10)	$(18,566.20)	$35,830.00	$26,133.00
Membership Contributions	$-	$-	$-	$286,000.00	$45,890.00
Membership Distributions	$-	$-	$-	$(320,000.00)	$(70,000.00)
Balance December 31, 2022	$2,140.00	$20,700.90	$19,828.80	$1,830.00	$2,023.00
Net Income/(Loss)	$-	$(13,900.90)	$(5,968.20)	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(6,800.00)	$(7,803.00)		$-
Balance December 31, 2023	$2,140.00	$-	$6,057.60	$1,830.00	$2,023.00
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$2,140.00	$-	$6,057.60	$1,830.00	$2,023.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#Ovechkin SPAuthBasket9.5	#Ovechkin TheCupBGS GemMint9.5	#PaulMolitor 1978ToppsPSA10	#PaulPierce 2010AS GJersey	#Pele1958 AmericanaPSA3
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$31,450.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$-	$31,450.00	$-
Net Income/(Loss)	$(6,470.54)	$(145,768.63)	$(18,935.94)	$(26,336.00)	$(49,513.47)
Membership Contributions	$32,380.00	$468,500.00	$53,990.00	$-	$126,740.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$25,909.46	$322,731.37	$35,054.06	$5,114.00	$77,226.53
Net Income/(Loss)	$(10,631.67)	$(200,788.54)	$(11,888.63)	$-	$(32,657.15)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$(21,130.43)	$-	$-
Balance December 31, 2023	$15,277.79	$121,942.83	$2,035.00	$5,114.00	$44,569.38
Net Income/(Loss)	$-	$-	$-	$-	$(3,960.63)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$15,277.79	$121,942.83	$2,035.00	$5,114.00	$40,608.75

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#Peyton Manning MVPHelmet	#RICKEY HENDERSONRC PSA10	#RODGERS PLAYOFF CONTENDER SGREEN	#RONALDO2002 PANINIFUTEBOL STICKERSPSA10	#RONALDO2003 PANINIMEGA CRAQUESPSA10
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$11,136.00	$-	$-
Membership Contributions	$190,020.00	$152,200.00	$20,949.00	$-	$-
Membership Distributions	$-	$-	$(30,000.00)	$-	$-
Balance December 31, 2021	$190,020.00	$152,200.00	$2,085.00	$-	$-
Net Income/(Loss)	$(18,774.74)	$(58,664.51)	$-	$(49,849.30)	$(170,975.47)
Membership Contributions	$-	$-	$-	$115,500.00	$325,590.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$171,245.26	$93,535.49	$2,085.00	$65,650.70	$154,614.53
Net Income/(Loss)	$(94,329.77)	$(26,535.49)	$-	$(38,553.82)	$(103,273.08)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(67,000.00)	$-	$-	$-
Balance December 31, 2023	$76,915.49	$-	$2,085.00	$27,096.88	$51,341.45
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$76,915.49	$-	$2,085.00	$27,096.88	$51,341.45

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#RipkenRookie Jersey&Card Basket	#Roy Campanella1949 BowmanPSA9	#Ruth1914 Baltimore NewsSGC3	#Ruth33 GoudeySGC8	#Sadaharu OhBat
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$66,540.00	$142,250.00	$25,850.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$66,540.00	$142,250.00	$25,850.00
Net Income/(Loss)	$(35,470.17)	$(23,100.00)	$-	$-	$(5,780.44)
Membership Contributions	$159,400.00	$61,600.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$123,929.83	$38,500.00	$66,540.00	$142,250.00	$20,069.56
Net Income/(Loss)	$(44,652.76)	$(10,646.26)	$33,959.20	$(256.08)	$36,724.19
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(27,853.74)	$(96,138.00)	$-	$(54,718.75)
Balance December 31, 2023	$79,277.07	$-	$4,361.20	$141,993.92	$2,075.00
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$79,277.07	$-	$4,361.20	$141,993.92	$2,075.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#SandyKoufax1956 ToppsGray BackPSA9	#Satchel Paige48 LeafSGC30	#Seager Orange Refractor Basket	#Serena03 NetProPSA10 Basket	#ShoelessJoe Jackson1915 PSA8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$37,050.00	$16,880.00	$18,800.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$37,050.00	$16,880.00	$18,800.00	$-
Net Income/(Loss)	$(4,944.60)	$(12,192.93)	$(11,100.00)	$-	$(54,065.67)
Membership Contributions	$36,090.00	$-	$-	$-	$99,950.00
Membership Distributions	$-	$-	$(3,500.00)	$-	$-
Balance December 31, 2022	$31,145.40	$24,857.07	$2,280.00	$18,800.00	$45,884.33
Net Income/(Loss)	$(5,637.40)	$2,225.83	$-	$(15,439.00)	$(25,165.42)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(24,973.00)	$(24,973.00)	$-	$(1,326.00)	$(18,263.91)
Balance December 31, 2023	$535.00	$2,109.90	$2,280.00	$2,035.00	$2,455.00
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$535.00	$2,109.90	$2,280.00	$2,035.00	$2,455.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#StephCurry Sneakers	#TATIS BOWMAN BLACKLABEL	#TATUM FLAWLESS10	#TED WILLIAMS1939 PLAYBALL	#TIGER PUTTER
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$29,980.00	$(22,135.00)	$-	$-	$-
Membership Contributions	$82,000.00	$223,000.00	$47,600.00	$33,960.00	$215,860.00
Membership Distributions	$(110,000.00)	$-	$-	$-	$-
Balance December 31, 2021	$1,980.00	$200,865.00	$47,600.00	$33,960.00	$215,860.00
Net Income/(Loss)	$-	$(154,336.25)	$54,580.00	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$(100,000.00)	$-	$-
Balance December 31, 2022	$1,980.00	$46,528.75	$2,180.00	$33,960.00	$215,860.00
Net Income/(Loss)	$-	$(30,138.75)	$-	$(103.50)	$(33,148.52)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(13,090.00)	$-	$(31,696.50)	$(180,276.48)
Balance December 31, 2023	$1,980.00	$3,300.00	$2,180.00	$2,160.00	$2,435.00
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$1,980.00	$3,300.00	$2,180.00	$2,160.00	$2,435.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#TIGER SIFORKIDS	#TIGER SPAUTHENTIC BGS9.5	#TRAEYOUNG FLAWLESS BGS9	#TYSONRC BASKET BGS9	#Tatum FlawlessGold BGS9.5
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$24,900.00	$36,900.00	$15,840.00	$58,900.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$24,900.00	$36,900.00	$15,840.00	$58,900.00	$-
Net Income/(Loss)	$-	$(21,189.24)	$(8,252.95)	$(41,307.96)	$(16,885.00)
Membership Contributions	$-	$-	$-	$-	$60,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$24,900.00	$15,710.76	$7,587.05	$17,592.04	$43,115.00
Net Income/(Loss)	$(7,133.13)	$(5,694.90)	$(3,504.85)	$(10,744.44)	$(27,285.00)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(7,845.86)	$(1,982.20)	$(6,847.60)	$(13,600.00)
Balance December 31, 2023	$17,766.87	$2,170.00	$2,100.00	$-	$2,230.00
Net Income/(Loss)	$(2,677.35)	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$15,089.52	$2,170.00	$2,100.00	$-	$2,230.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#TheRock Bumble BeePSA10	#Tiger1st EventStub	#TigerWoods DebutTicket	#TimDuncan PMGGreen	#TraeYoung FlawlessGreen BGS9
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$48,200.00	$-	$-	$227,500.00	$24,840.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$48,200.00	$-	$-	$227,500.00	$24,840.00
Net Income/(Loss)	$(26,665.00)	$(65,762.22)	$(44,543.19)	$-	$(8,965.00)
Membership Contributions	$-	$94,950.00	$83,400.00	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$21,535.00	$29,187.78	$38,856.81	$227,500.00	$15,875.00
Net Income/(Loss)	$(1,506.25)	$(14,098.78)	$(27,325.97)	$(97,463.75)	$(14,331.43)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(13,090.00)	$-	$-	$-
Balance December 31, 2023	$20,028.75	$1,999.00	$11,530.84	$130,036.25	$1,543.57
Net Income/(Loss)	$-	$-	$-	$(12,512.50)	$(273.57)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$20,028.75	$1,999.00	$11,530.84	$117,523.75	$1,270.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#Trevor LawrenceLeaf Basket	#Trout Finest Super fractor	#UNITAS1965 JERSEY	#Unitas PSA8	#WILTCHAMBER LAIN61PSA9
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$144,898.00
Membership Contributions	$11,300.00	$282,500.00	$167,000.00	$21,200.00	$207,400.00
Membership Distributions	$-	$-	$-	$-	$(350,000.00)
Balance December 31, 2021	$11,300.00	$282,500.00	$167,000.00	$21,200.00	$2,298.00
Net Income/(Loss)	$(6,720.73)	$(166,771.99)	$-	$(8,604.67)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$4,579.27	$115,728.01	$167,000.00	$12,595.33	$2,298.00
Net Income/(Loss)	$(3,920.56)	$(77,930.74)	$-	$(5,631.89)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(658.71)	$-	$-	$(6,963.44)	$-
Balance December 31, 2023	$-	$37,797.27	$167,000.00	$-	$2,298.00
Net Income/(Loss)	$-	$-	$(119,975.00)	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$-	$37,797.27	$47,025.00	$-	$2,298.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#Warren Spahn1948 LeafPSA9	#Wilt Chamberlain1961 FleerRCPSA9	#YASTRZEMSKIR C9BASKET	#YaoDuncanDirk TripleLogoman	#ZION RPABGS9
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$(21,593.88)
Membership Contributions	$-	$-	$41,970.00	$-	$133,720.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$41,970.00	$-	$112,126.12
Net Income/(Loss)	$(41,313.55)	$(66,616.27)	$(3,874.00)	$(118,647.50)	$(57,645.87)
Membership Contributions	$92,750.00	$355,999.50	$-	$171,000.00	$-
Membership Distributions	$-	$-	$(36,000.00)	$-	$-
Balance December 31, 2022	$51,436.45	$289,383.23	$2,096.00	$52,352.50	$54,480.25
Net Income/(Loss)	$23,073.86	$(146,130.66)	$-	$(10,687.50)	$(37,730.89)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(74,510.31)	$-	$-	$-	$-
Balance December 31, 2023	$-	$143,252.57	$2,096.00	$41,665.00	$16,749.36
Net Income/(Loss)	$-	$-	$-	$-	$(3,150.82)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2024	$-	$143,252.57	$2,096.00	$41,665.00	$13,598.54

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2024, 2023, 2022, 2021 AND 2020

	#ZionPrizms BlueBGS10	CONSOLIDATED
Balance as of January 16, 2020, Date of Inception	$-	$-
Net Income/(Loss)	$-	$86,053.34
Membership Contributions	$-	$3,416,405.00
Membership Distributions	$-	$(252,500.00)
Balance December 31, 2020	$-	$3,249,958.34
Net Income/(Loss)	$-	$1,507,733.25
Membership Contributions	$31,560.00	$26,621,882.00
Membership Distributions	$-	$(5,861,500.00)
Balance December 31, 2021	$31,560.00	$25,518,073.59
Net Income/(Loss)	$(20,317.88)	$(12,592,016.12)
Membership Contributions	$-	$9,577,509.50
Membership Distributions	$-	$(1,650,500.00)
Balance December 31, 2022	$11,242.12	$20,853,066.97
Net Income/(Loss)	$(7,162.12)	$(6,515,950.57)
Membership Contributions	$-	$(110,000.00)
Membership Distributions	$(4,080.00)	$(5,984,949.21)
Balance December 31, 2023	$-	$8,242,167.19
Net Income/(Loss)	$-	$(915,887.23)
Membership Contributions	$-	$-
Membership Distributions	$-	$-
Balance December 31, 2024	$-	$7,326,279.96

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	CSA	#ALIWBC BELT	#CURRY BASKET	#JACKIEROBINSON AUTOBAT	#JORDAN PSA10
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$(645.00)	$-	$31,564.12	$-	$-
Membership Contributions	$-	$432,640.00	$40,860.00	$87,240.00	$101,370.00
Membership Distributions	$-	$-	$(70,000.00)	$-	$-
Balance December 31, 2020	$(645.00)	$432,640.00	$2,424.12	$87,240.00	$101,370.00
Net Income/(Loss)	$(614.26)	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$(1,259.26)	$432,640.00	$2,424.12	$87,240.00	$101,370.00
Net Income/(Loss)	$(171.37)	$-	$-	$(12,646.22)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$(1,430.63)	$432,640.00	$2,424.12	$74,593.78	$101,370.00
Net Income/(Loss)	$247.70	$(39,676.89)	$-	$(35,183.56)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2023	$(1,182.93)	$392,963.11	$2,424.12	$39,410.22	$101,370.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#LEBRON ROOKIE	#MAHOMES ROOKIE	#MANTLE MINT1953	#RUTHGEHRIG BALL	#03Exquisite Box
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$55,134.22	$-	$-	$-
Membership Contributions	$51,100.00	$136,575.00	$2,493,000.00	$73,620.00	$-
Membership Distributions	$-	$(182,500.00)	$-	$-	$-
Balance December 31, 2020	$51,100.00	$9,209.22	$2,493,000.00	$73,620.00	$-
Net Income/(Loss)	$-	$-	$612,000.00	$-	$-
Membership Contributions	$-	$-	$-	$-	$84,750.00
Membership Distributions	$-	$-	$(3,100,000.00)	$-	$-
Balance December 31, 2021	$51,100.00	$9,209.22	$5,000.00	$73,620.00	$84,750.00
Net Income/(Loss)	$28,696.58	$-	$-	$-	$(22,915.80)
Membership Contributions		$-	$-	$-	$-
Membership Distributions	$(75,000.00)	$-	$-	$-	$-
Balance December 31, 2022	$4,796.58	$9,209.22	$5,000.00	$73,620.00	$61,834.20
Net Income/(Loss)	$-	$-	$-	$(15,016.19)	$(23,834.52)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(55,227.25)	$-
Balance December 31, 2023	$4,796.58	$9,209.22	$5,000.00	$3,376.56	$37,999.68

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#03Topps Chrome Wax	#18-19BASKET BALLGROWTH BASKET	#1909E95SGC Set	#1959TOPPSBASE BALLSET	#1964KOUFAX JERSEY
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$24,350.00	$44,714.00	$37,050.00	$-	$438,500.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$24,350.00	$44,714.00	$37,050.00	$-	$438,500.00
Net Income/(Loss)	$(8,500.76)	$(21,601.50)	$(12,350.88)	$(24,467.34)	$(25,898.73)
Membership Contributions	$-	$-	$-	$85,550.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$15,849.24	$23,112.50	$24,699.12	$61,082.66	$412,601.27
Net Income/(Loss)	$(8,275.74)	$(15,627.63)	$(9,627.37)	$(12,974.91)	$(53,157.78)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(7,573.50)	$(5,420.87)	$(12,966.75)	$(46,102.75)	$-
Balance December 31, 2023	$-	$2,064.00	$2,105.00	$2,005.00	$359,443.49

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#1969TOPPS BASKET BALLSET	#1980Topps Basketball Wax	#1986WAX	#2000PLAYOFF CONTENDERS WAX	#48LeafRuth SGC8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$152,550.00	$-	$193,250.00	$24,650.00	$54,250.00
Membership Distributions		$-		$-	$-
Balance December 31, 2021	$152,550.00	$-	$193,250.00	$24,650.00	$54,250.00
Net Income/(Loss)	$(48,165.94)	$(18,590.25)	$(11,389.28)	$-	$(8,644.58)
Membership Contributions	$-	$74,620.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$104,384.06	$56,029.75	$181,860.72	$24,650.00	$45,605.42
Net Income/(Loss)	$40,469.37	$(26,180.25)	$(73,730.41)	$(15,474.25)	$(27,103.98)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(142,663.43)	$(27,854.50)	$-	$-	$-
Balance December 31, 2023	$2,190.00	$1,995.00	$108,130.31	$9,175.75	$18,501.44

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#49Bowman JackieAuto	#86Auto FleerSet	#96Skybox E-X2000Wax	#AARON1954 PSA8.5	#ACUNA GOLD9.5
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$124,400.00	$27,505.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$-	$124,400.00	$27,505.00
Net Income/(Loss)	$(26,011.40)	$-	$(10,978.93)	$-	$(9,295.89)
Membership Contributions	$77,200.00	$110,000.00	$32,170.00	$-	$-
Membership Distributions			$-	$-	$-
Balance December 31, 2022	$51,188.60	$110,000.00	$21,191.07	$124,400.00	$18,209.11
Net Income/(Loss)	$-		$(11,764.36)	$36,950.00	$(4,391.61)
Membership Contributions	$-	$(110,000.00)	$-	$-	$-
Membership Distributions	$-	$-	$-	$(158,950.00)	$(11,687.50)
Balance December 31, 2023	$51,188.60	$-	$9,426.71	$2,400.00	$2,130.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#ALKALINE 1954 TOPPSPSA9	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT	#AaronDecade Basket	#AcunaBowman10 Basket
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$126,440.00	$29,720.00	$-	$103,500.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$126,440.00	$29,720.00	$-	$103,500.00
Net Income/(Loss)	$(19,690.50)	$(80,368.43)	$(16,096.50)	$(13,060.21)	$(60,769.22)
Membership Contributions	$42,550.00	$-	$-	$86,520.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$22,859.50	$46,071.57	$13,623.50	$73,459.79	$42,730.78
Net Income/(Loss)	$9,900.67	$7,058.53	$(273.16)	$(14,435.34)	$(12,409.88)
Membership Contributions	$-		$-	$-	$-
Membership Distributions	$(30,735.17)	$(53,130.10)	$-	$(56,862.45)	$(28,350.90)
Balance December 31, 2023	$2,025.00	$-	$13,350.34	$2,162.00	$1,970.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#AlexRodriguez09 WSUniform	#AliRookie CardBVG8	#BANKS1954 PSA9	#BETTSGOLD REFRACTOR BASKET	#BRADYPLAYOFF CONTENDERS BASKET
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$60,700.00	$91,925.00	$63,990.00	$93,300.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$60,700.00	$91,925.00	$63,990.00	$93,300.00
Net Income/(Loss)	$(87,643.01)	$(43,733.18)	$67,435.00	$(11,234.80)	$-
Membership Contributions	$149,500.00	$-	$-	$-	$-
Membership Distributions	$-	$-	$(155,000.00)	$-	$-
Balance December 31, 2022	$61,856.99	$16,966.82	$4,360.00	$52,755.20	$93,300.00
Net Income/(Loss)	$(33,254.49)	$(1,867.69)	$-	$(32,093.61)	$(58,973.63)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(18,577.59)	$-
Balance December 31, 2023	$28,602.50	$15,099.13	$4,360.00	$2,084.00	$34,326.37

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#BRADY REEBOK FLAWLESS	#BRADY ROOKIE	#BabeRuth BowsOutPhoto	#Bellinger Orange BGS9.5	#BettsBlue Refractor Basket
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$23,436.00	$-	$-	$-	$-
Membership Contributions	$48,804.00	$59,710.00	$-	$-	$33,850.00
Membership Distributions	$(70,000.00)	$-	$-	$-	$-
Balance December 31, 2021	$2,240.00	$59,710.00	$-	$-	$33,850.00
Net Income/(Loss)	$-	$-	$-	$(20,286.75)	$(25,397.46)
Membership Contributions	$-	$-	$50,860.00	$27,800.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$2,240.00	$59,710.00	$50,860.00	$7,513.25	$8,452.54
Net Income/(Loss)	$-	$(13,792.50)	$(10,407.60)	$(2,675.45)	$(1,101.29)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(2,807.80)	$(5,121.25)
Balance December 31, 2023	$2,240.00	$45,917.50	$40,452.40	$2,030.00	$2,230.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#BobbyOrr BruinsJersey	#Brady01 TicketBooklet	#Brady2000 SPXSpectrum BGS9.5	#Brady Bowman10	#Brady Championship Ticket
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$31,400.00	$2,312,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$-	$31,400.00	$2,312,000.00
Net Income/(Loss)	$(124,296.09)	$(8,310.97)	$(280,353.86)	$(15,060.93)	$(1,442,831.15)
Membership Contributions	$429,000.00	$11,990.00	$563,500.00	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$304,703.91	$3,679.03	$283,146.14	$16,339.07	$869,168.85
Net Income/(Loss)	$96,016.09	$2,318.69	$(234,085.32)	$(7,847.57)	$(670,353.36)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(399,000.00)	$(3,967.72)	$-	$(8,491.50)	$-
Balance December 31, 2023	$1,720.00	$2,030.00	$49,060.82	$-	$198,815.49

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#Brady DebutTicket	#CHAMBERLAIN HSUNIFORM	#CHAMBER LAINPHILA UNI FORM59-60	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$(20,447.55)
Membership Contributions	$-	$323,280.00	$1,335,000.00	$83,999.50	$114,750.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$323,280.00	$1,335,000.00	$83,999.50	$94,302.45
Net Income/(Loss)	$(49,530.38)	$-	$-	$(362.96)	$(31,093.50)
Membership Contributions	$115,750.00	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$66,219.62	$323,280.00	$1,335,000.00	$83,636.54	$63,208.95
Net Income/(Loss)	$(51,164.62)	$-	$174,742.74	$(27,536.54)	$14,973.49
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(13,090.00)	$-	$(1,508,992.74)	$(56,100.00)	$(75,877.44)
Balance December 31, 2023	$1,965.00	$323,280.00	$750.00	$-	$2,305.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#COBBMINTE98	#COBBVINTAGE T206PHOTO	#CROSBY THECUP BASKET	#CURRYRP ABGS9.5	#CassiusClaySony ListonUPIType1
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$280,510.00	$-
Membership Contributions	$309,500.00	$54,255.00	$212,700.00	$501,500.00	$-
Membership Distributions	$-	$-	$-	$(780,000.00)	$-
Balance December 31, 2021	$309,500.00	$54,255.00	$212,700.00	$2,010.00	$-
Net Income/(Loss)	$(48,069.39)	$(18,591.75)	$(72,586.59)	$-	$-
Membership Contributions	$-	$-	$-	$-	$24,950.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$261,430.61	$35,663.25	$140,113.41	$2,010.00	$24,950.00
Net Income/(Loss)	$(52,963.50)	$(16,709.96)	$(66,698.94)	$-	$(19,559.44)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(189,592.11)	$(16,808.29)	$-	$-	$(3,169.56)
Balance December 31, 2023	$18,875.00	$2,145.00	$73,414.47	$2,010.00	$2,221.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#CharlesBarkley SunsJersey	#ChicagoBulls DynastyHardwood	#ChrisBosh GameWorn Raptors Sneaker	#Clemente 65-68Bat	#Cristiano RonaldoRC1of1
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$366,250.00	$18,150.00	$31,725.00	$266,250.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$366,250.00	$18,150.00	$31,725.00	$266,250.00
Net Income/(Loss)	$(19,118.71)	$(222,083.15)	$(12,269.42)	$-	$(173,191.75)
Membership Contributions	$159,900.00	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$140,781.29	$144,166.85	$5,880.58	$31,725.00	$93,058.25
Net Income/(Loss)	$(1,882.54)	$(70,448.19)	$(1,434.30)	$(1,850.76)	$(23,273.87)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(27,853.74)	$-
Balance December 31, 2023	$138,898.75	$73,718.66	$4,446.28	$2,020.50	$69,784.38

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#CrosbyWinter ClassicSkates	#CurryGold ToppsPSA10	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROMEREFR ACTORPSA10
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$97,550.00	$64,700.00	$13,100.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$97,550.00	$64,700.00	$13,100.00
Net Income/(Loss)	$(5,093.63)	$-	$(37,376.58)	$(32,343.30)	$(2,456.25)
Membership Contributions	$19,100.00	$32,000.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$14,006.37	$32,000.00	$60,173.42	$32,356.70	$10,643.75
Net Income/(Loss)	$(8,809.79)	$(12,002.00)	$(29,099.20)	$(18,027.14)	$(5,841.25)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(3,016.58)	$-	$(28,814.22)	$(9,817.50)	$(4,802.50)
Balance December 31, 2023	$2,180.00	$19,998.00	$2,260.00	$4,512.06	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#DWADE ULTIMATE	#DaveBing Signed50 GreatestNBAPlay	#Devers Superfractor	#Donovan Mitchell NT9.5	#Durant07-08 Exquisite Limited LogosBGS9.5
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$43,780.00	$-	$-
Membership Contributions	$44,090.00	$-	$37,200.00	$31,250.00	$-
Membership Distributions	$-	$-	$(78,500.00)	$-	$-
Balance December 31, 2021	$44,090.00	$-	$2,480.00	$31,250.00	$-
Net Income/(Loss)	$(29,173.66)	$(65,045.26)	$-	$(13,646.04)	$-
Membership Contributions	$-	$106,510.00	$-	$-	$222,770.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$14,916.34	$41,464.74	$2,480.00	$17,603.96	$222,770.00
Net Income/(Loss)	$(6,420.34)	$(13,652.24)	$-	$(11,184.96)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(6,426.00)	$-	$-	$(4,284.00)	$-
Balance December 31, 2023	$2,070.00	$27,812.50	$2,480.00	$2,135.00	$222,770.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#ELWAY1984 ROOKIE CARDPSA10 BASKET	#EMMITT SMITH 10KJERSEY	#EMMITT SMITHMVP BASKET	#EddiePlank T206PSA4	#EmbiidFirst 50PointGame Jersey
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$(24,283.49)	$-	$-
Membership Contributions	$31,250.00	$60,500.00	$117,000.00	$318,200.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$31,250.00	$60,500.00	$92,716.51	$318,200.00	$-
Net Income/(Loss)	$(16,601.56)	$(27,577.50)	$(36,745.57)	$(76,299.37)	$(28,353.63)
Membership Contributions	$-	$-	$-	$-	$39,420.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$14,648.44	$32,922.50	$55,970.94	$241,900.63	$11,066.37
Net Income/(Loss)	$(5,238.94)	$(4,915.63)	$(5,179.69)	$(3,346.86)	$(1,176.87)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(9,409.50)	$-	$-	$-	$-
Balance December 31, 2023	$-	$28,006.87	$50,791.25	$238,553.77	$9,889.50

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#Erling Haaland PSA10Basket	#Eruzione 1980 MiracleOnIce GoldJersey	#FRANK ROBINSON1957 PSA9BASKET	#FRANK ROBINSON 500HRBAT	#GIANNIS GOLD IMMACULATE
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$27,570.80	$-
Membership Contributions	$14,560.00	$-	$78,580.00	$174,500.00	$51,200.00
Membership Distributions	$-	$-	$-	$(200,000.00)	$-
Balance December 31, 2021	$14,560.00	$-	$78,580.00	$2,070.80	$51,200.00
Net Income/(Loss)	$-	$(267,196.00)	$19,728.00	$-	$(10,327.00)
Membership Contributions	$-	$708,000.00	$-	$-	$-
Membership Distributions	$-	$-	$(96,000.00)	$-	$-
Balance December 31, 2022	$14,560.00	$440,804.00	$2,308.00	$2,070.80	$40,873.00
Net Income/(Loss)	$(10,997.48)	$276,166.00	$-	$-	$(30,876.00)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(3,562.52)	$(714,580.00)	$-	$-	$-
Balance December 31, 2023	$-	$2,390.00	$2,308.00	$2,070.80	$9,997.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#GIANNISRPA	#GLEYBER TORRES ORANGE9.5	#GRETZKY OPEE CHEE1979	#GRIFFEY89 UPPERDECK SGCGOLD	#GaryCarter 1975PSA10 Basket (1 OP)
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$(668.72)	$-	$-	$-
Membership Contributions	$118,980.00	$21,940.00	$70,780.00	$-	$39,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$118,980.00	$21,271.28	$70,780.00	$-	$39,000.00
Net Income/(Loss)	$83,470.00	$(16,534.68)	$-	$(8,914.57)	$-
Membership Contributions	$-	$-	$-	$17,360.00	$-
Membership Distributions	$(200,000.00)	$-	$-		$-
Balance December 31, 2022	$2,450.00	$4,736.60	$70,780.00	$8,445.43	$39,000.00
Net Income/(Loss)	$-	$(1,115.80)	$(11,557.77)	$(4,382.69)	$(11,651.25)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(1,535.80)	$-	$(4,062.74)	$(27,348.75)
Balance December 31, 2023	$2,450.00	$2,085.00	$59,222.23	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#Giannis48 PointGame Sneakers	#Gretzky 1979 Topps9	#Gretzky1981 SportsIllustrated CoverCGC9.4	#HARMONKILLE BREW1955 TOPPSPSA9	#HamiltonChrome OrangeSapphire
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$26,200.00	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$26,200.00	$-	$-	$-	$-
Net Income/(Loss)	$(7,366.75)	$(1,720.20)	$-	$(18,740.80)	$(45,554.13)
Membership Contributions	$-	$59,380.00	$39,600.00	$43,940.00	$60,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$18,833.25	$57,659.80	$39,600.00	$25,199.20	$14,445.87
Net Income/(Loss)	$(6,852.12)	$(37,114.55)	$(12,390.00)	$(1,523.77)	$(1,121.40)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$(19,210.00)	$(21,130.43)	$-
Balance December 31, 2023	$11,981.13	$20,545.25	$8,000.00	$2,545.00	$13,324.47

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#HonusWagner 1910PSA5	#MLBHALL OFFAME BASEBALL	#JETERFOILRC BASKETBGS9.5	#JORDAN85 NIKEBASKET	#JORDAN EXQUISITEBGS8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$(29,977.93)	$63,982.00	$-
Membership Contributions	$-	$308,400.00	$103,350.00	$141,530.00	$81,300.00
Membership Distributions	$-	$-	$-	$(203,000.00)	$-
Balance December 31, 2021	$-	$308,400.00	$73,372.07	$2,512.00	$81,300.00
Net Income/(Loss)	$-	$(72,140.75)	$(50,485.67)	$-	$(51,548.99)
Membership Contributions	$100,680.00	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$100,680.00	$236,259.25	$22,886.40	$2,512.00	$29,751.01
Net Income/(Loss)	$(21,206.00)	$(79,573.63)	$(13,553.60)	$-	$(15,239.26)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(79,474.00)	$-	$(7,027.80)	$-	$-
Balance December 31, 2023	$-	$156,685.62	$2,305.00	$2,512.00	$14,511.75

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#JORDAN ROOKIE JERSEY	#JORDANSIGNED PROFESSIONAL BAT	#Jackie Leaf3.5	#JackieRobinson 1952Topps PSA8.5	#JackieRobinson 53Topps8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$(10,271.22)	$-	$-	$-
Membership Contributions	$246,500.00	$52,900.00	$42,200.00	$576,050.00	$59,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$246,500.00	$42,628.78	$42,200.00	$576,050.00	$59,000.00
Net Income/(Loss)	$-	$(32,837.51)	$(19,324.00)	$-	$(3,000.00)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$246,500.00	$9,791.27	$22,876.00	$576,050.00	$56,000.00
Net Income/(Loss)	$(86,576.87)	$6,120.61	$(9,116.00)	$(314,202.35)	$(30,838.00)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(13,756.88)	$(11,920.00)	$-	$(23,052.00)
Balance December 31, 2023	$159,923.13	$2,155.00	$1,840.00	$261,847.65	$2,110.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#JimmieFoxx 1938Bat	#JokicRefractor 1of1	#Jordan86 FleerBGS9.5 Basket	#JordanExquisite 8.5Flashback	#JordanFleer 86SGC10
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$98,600.00	$24,110.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$98,600.00	$24,110.00	$-	$-	$-
Net Income/(Loss)	$(22,735.63)	$(5,107.17)	$(75,658.16)	$(84,698.40)	$(116,345.33)
Membership Contributions	$-	$-	$143,550.00	$181,000.00	$200,900.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$75,864.37	$19,002.83	$67,891.84	$96,301.60	$84,554.67
Net Income/(Loss)	$2,734.38	$(10,576.91)	$(12,454.19)	$(50,124.97)	$(32,657.17)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(76,618.75)	$(6,076.68)	$-	$-	$(49,087.50)
Balance December 31, 2023	$1,980.00	$2,349.24	$55,437.65	$46,176.63	$2,810.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#JordanLe BronMagic TripleSigs	#JordanLe BronSign oftheTimes	#JordanMagicLe BronTriple AutoJers	#JoshAllen GoldBGS9.5	#JustinHerbert Hidden TreasureRPA
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$86,750.00	$171,000.00	$131,900.00	$31,250.00	$64,850.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$86,750.00	$171,000.00	$131,900.00	$31,250.00	$64,850.00
Net Income/(Loss)	$(55,881.69)	$(93,852.01)	$(39.40)	$-	$(31,111.64)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$(130,000.00)	$-	$-
Balance December 31, 2022	$30,868.31	$77,147.99	$1,860.60	$31,250.00	$33,738.36
Net Income/(Loss)	$(9,604.81)	$(27,405.74)	$-	$-	$(20,563.99)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(19,167.50)	$-	$-	$-	$-
Balance December 31, 2023	$2,096.00	$49,742.25	$1,860.60	$31,250.00	$13,174.37

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#KAWHI BASKET	#KOBEREEBOK IVERSONRETROS	#KOUFAX 1955PSA8.5	#KOUFAX 55PSA9	#KareemPoints RecordBall
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$(11,131.20)	$-	$64,620.00	$-	$-
Membership Contributions	$71,610.00	$92,000.00	$37,920.00	$497,500.00	$-
Membership Distributions	$-	$-	$(100,000.00)	$-	$-
Balance December 31, 2021	$60,478.80	$92,000.00	$2,540.00	$497,500.00	$-
Net Income/(Loss)	$(42,028.18)	$(64,125.70)	$-	$(104,500.04)	$(263,609.88)
Membership Contributions	$-	$-	$-	$-	$392,500.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$18,450.62	$27,874.30	$2,540.00	$392,999.96	$128,890.12
Net Income/(Loss)	$(9,957.76)	$(6,010.55)	$-	$(185,227.96)	$(79,897.54)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(4,412.86)	$-	$-	$-	$-
Balance December 31, 2023	$4,080.00	$21,863.75	$2,540.00	$207,772.00	$48,992.58

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#KevinDurant HSJersey	#Kobe1997 AirBallGame UsedShoes	#KobeBlack HistoryMonth FinalSeasonShoes	#KobeBryant 2001Warm UpJacket	#KobeBryant FirstWhite #24Jersey
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$227,000.00	$-	$-	$-	$710,700.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$227,000.00	$-	$-	$-	$710,700.00
Net Income/(Loss)	$(108,302.00)	$-	$(28,041.50)	$(134,650.94)	$(385,275.81)
Membership Contributions	$-	$132,300.00	$77,200.00	$209,100.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$118,698.00	$132,300.00	$49,158.50	$74,449.06	$325,424.19
Net Income/(Loss)	$(61,063.00)	$(37,500.00)	$(15,874.25)	$-	$(160,256.23)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions		$(94,000.00)	$-	$-	$-
Balance December 31, 2023	$57,635.00	$800.00	$33,284.25	$74,449.06	$165,167.96

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#KobeBryant RookieSneakers	#KobeBryant RoyalBlue JordanSneakers	#KobeFinal SeasonSneakers	#KobeLeBron JordanMagic QuadAuto	#Koufax PSA8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$138,000.00	$93,001.00	$64,800.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$138,000.00	$93,001.00	$64,800.00	$-	$-
Net Income/(Loss)	$16,510.00	$(52,568.50)	$(43,003.38)	$(85,521.08)	$(16,405.24)
Membership Contributions	$-	$-	$-	$127,000.00	$44,450.00
Membership Distributions	$(152,500.00)	$-	$-	$-	$-
Balance December 31, 2022	$2,010.00	$40,432.50	$21,796.62	$41,478.92	$28,044.76
Net Income/(Loss)	$-	$(24,177.58)	$(867.05)	$(7,668.92)	$(4,733.76)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(31,790.00)	$(21,131.00)
Balance December 31, 2023	$2,010.00	$16,254.92	$20,929.57	$2,020.00	$2,180.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#LBJ Exquisite	#LBJKobe ToppsBasket	#LEBRON BLACK REFRACTOR	#LEBRON EMBLEMSOF ENDORSEMENT	#LEBRON MELOW ADETRIORC
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$1,387,500.00	$-	$136,050.00	$221,000.00	$379,120.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$1,387,500.00	$-	$136,050.00	$221,000.00	$379,120.00
Net Income/(Loss)	$(597,157.91)	$(7,465.21)	$(54,865.94)	$(157,882.01)	$(287,477.38)
Membership Contributions	$-	$16,800.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$790,342.09	$9,334.79	$81,184.06	$63,117.99	$91,642.62
Net Income/(Loss)	$(456,992.09)	$(4,410.79)	$(50,836.07)	$(45,045.49)	$(43,368.62)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(333,000.00)	$(4,924.00)	$-	$-	$-
Balance December 31, 2023	$350.00	$-	$30,347.99	$18,072.50	$48,274.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#LEBRON ULTIMATE	#LUKADONCICGU ROOKIE SNEAKERS	#LeBron BlackDiamond	#LeBron Credentials	#LeBronMelo Bosh2008 TripleLogoMan
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$185,950.00	$-	$78,750.00	$-	$309,750.00
Membership Distributions	$-	$-	$-		$-
Balance December 31, 2021	$185,950.00	$-	$78,750.00	$-	$309,750.00
Net Income/(Loss)	$(118,824.86)	$29,720.00	$(46,369.85)	$(151,238.27)	$(232,179.72)
Membership Contributions	$-	$87,250.00	$-	$196,000.00	$-
Membership Distributions	$-	$(115,000.00)	$-	$-	$-
Balance December 31, 2022	$67,125.14	$1,970.00	$32,380.15	$44,761.73	$77,570.28
Net Income/(Loss)	$(26,495.76)	$-	$(20,565.15)	$(8,800.30)	$(38,851.53)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$(11,815.00)	$-	$-
Balance December 31, 2023	$40,629.38	$1,970.00	$-	$35,961.43	$38,718.75

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#LeBron MeloDual Logoman	#LeBron RookieShoes	#LouGehrig RCPhoto	#Luka Rookie Jersey	#Luka White Sparkle
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$1,110,000.00	$-	$-	$522,250.00	$721,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$1,110,000.00	$-	$-	$522,250.00	$721,000.00
Net Income/(Loss)	$(725,558.15)	$(108,640.59)	$(5,824.99)	$(161,167.67)	$(439,829.01)
Membership Contributions	$-	$466,000.00	$54,260.00	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$384,441.85	$357,359.41	$48,435.01	$361,082.33	$281,170.99
Net Income/(Loss)	$(299,639.98)	$(237,257.51)	$(24,318.91)	$(158,086.97)	$(103,841.44)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$(22,090.90)	$-	$-
Balance December 31, 2023	$84,801.87	$120,101.90	$2,025.20	$202,995.36	$177,329.55

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#MAGIC BIRDDRJ	#MAGIC BIRDDRJPSA8 BASKET	#MAGICBIRD LOGOMAN	#MAHOMES EMERAL DRPA BGS9	#MANTLE 1952 BOWMAN PSA8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$368,580.00	$-	$-	$-	$-
Membership Contributions	$355,280.00	$28,160.00	$512,800.00	$82,340.00	$15,600.00
Membership Distributions	$(720,000.00)	$-	$-	$-	$-
Balance December 31, 2021	$3,860.00	$28,160.00	$512,800.00	$82,340.00	$15,600.00
Net Income/(Loss)	$-	$(20,274.58)	$(289,637.60)	$35,130.00	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(115,000.00)	$-
Balance December 31, 2022	$3,860.00	$7,885.42	$223,162.40	$2,470.00	$15,600.00
Net Income/(Loss)	$-	$(1,198.42)	$(183,582.40)	$-	$2,649.01
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(4,505.00)	$-	$-	$(18,249.01)
Balance December 31, 2023	$3,860.00	$2,182.00	$39,580.00	$2,470.00	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#MANTLE 1952 TOPPSPSA8	#MANTLE 1956 PSA8 BASKET	#MANTLE 1960 PSA9	#MANTLE52 TOPPSPSA7	#MANTLE54 BOWMAN BASKET
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$498,800.00	$29,675.00	$42,270.00	$-	$53,200.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$498,800.00	$29,675.00	$42,270.00	$-	$53,200.00
Net Income/(Loss)	$-	$-	$-	$-	$(22,362.71)
Membership Contributions	$-	$-	$-	$316,000.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$498,800.00	$29,675.00	$42,270.00	$316,000.00	$30,837.29
Net Income/(Loss)	$-	$(7,514.00)	$7,916.00	$(56,029.39)	$5,330.06
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(20,000.00)	$(48,025.00)	$-	$(34,107.35)
Balance December 31, 2023	$498,800.00	$2,161.00	$2,161.00	$259,970.61	$2,060.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#MARINO 1984ROOKIE CARDBGS10 BASKET	#MARINO MANNING FAVRE JERSEYS	#MAYS 1951 BOWMAN7	#MAYS 1951 PHOTO	#MAYS 1952 PSA8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$13,856.00	$-
Membership Contributions	$-	$51,940.00	$105,000.00	$53,210.00	$252,750.00
Membership Distributions	$-	$-	$-	$(65,000.00)	$-
Balance December 31, 2021	$-	$51,940.00	$105,000.00	$2,066.00	$252,750.00
Net Income/(Loss)	$(9,293.75)	$(11,190.59)	$(33,836.88)	$-	$(26,805.33)
Membership Contributions	$19,580.00	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$10,286.25	$40,749.41	$71,163.12	$2,066.00	$225,944.67
Net Income/(Loss)	$(1,232.05)	$(13,705.26)	$(28,650.78)	$-	$(100,067.84)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(9,054.20)	$-	$-	$-	$-
Balance December 31, 2023	$-	$27,044.15	$42,512.34	$2,066.00	$125,876.83

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#MAYS 1959PSA9 BASKET	#MAYS 1960PSA9	#MAY WEATHERRC PSA10	#MESSI ROOKIE BASKET	#MIKANRC PHOTO
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$(17,741.25)	$-
Membership Contributions	$25,456.00	$19,140.00	$26,270.00	$94,460.00	$57,500.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$25,456.00	$19,140.00	$26,270.00	$76,718.75	$57,500.00
Net Income/(Loss)	$-	$(926.36)	$(16,290.30)	$(47,908.24)	$27,170.00
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$(82,500.00)
Balance December 31, 2022	$25,456.00	$18,213.64	$9,979.70	$28,810.51	$2,170.00
Net Income/(Loss)	$888.00	$(277.91)	$(4,970.30)	$(17,640.03)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(24,220.00)	$(14,726.25)	$(3,964.40)	$(9,000.48)	$-
Balance December 31, 2023	$2,124.00	$3,209.48	$1,045.00	$2,170.00	$2,170.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#MLBAllStar GameTicketRun Collection	#MONTANA RCPSA10	#MOOKIE BETTS GLOVE	#MPJ Championship Ticket	#MagicBird DrJ1980PSA9 (BH SPORTS)
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$67,320.00	$63,110.00	$31,450.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$67,320.00	$63,110.00	$31,450.00	$-
Net Income/(Loss)	$(27,621.25)	$(17,120.70)	$(44,307.81)	$(27,550.58)	$(16,306.37)
Membership Contributions	$50,900.00	$-	$-	$-	$32,950.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$23,278.75	$50,199.30	$18,802.19	$3,899.42	$16,643.63
Net Income/(Loss)	$(12,661.38)	$(9,059.30)	$(4,239.94)	$(858.98)	$(2,433.83)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(41,140.00)	$(12,457.25)	$-	$(12,008.80)
Balance December 31, 2023	$10,617.37	$-	$2,105.00	$3,040.44	$2,201.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#Mahomes Bronze Basket	#Mahomes Immaculate Logo1of1	#Mahomes NT1of1	#Mahomes NT8.5	#Mantle1953 Bowman8 Basket
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$(32,641.05)	$-
Membership Contributions	$115,000.00	$227,000.00	$1,667,500.00	$165,895.00	$53,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$115,000.00	$227,000.00	$1,667,500.00	$133,253.95	$53,000.00
Net Income/(Loss)	$(15,608.00)	$(112,054.32)	$(1,043,978.71)	$(74,439.25)	$(22,052.25)
Membership Contributions	$-	$-	$-	$5.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$99,392.00	$114,945.68	$623,521.29	$58,819.70	$30,947.75
Net Income/(Loss)	$(85,508.00)	$(46,812.68)	$(306,193.80)	$(31,959.80)	$(2,502.00)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(11,934.00)	$-	$-	$(24,777.50)	$(26,413.75)
Balance December 31, 2023	$1,950.00	$68,133.00	$317,327.49	$2,082.40	$2,032.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#Mantle1953 Topps8	#Mantle1957 ToppsPSA8.5	#Mantle1964 Topps9	#Mantle1965 Topps9	#Mantle1966 ToppsPSA9 Basket
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$103,500.00	$58,300.00	$51,152.50	$-	$45,660.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$103,500.00	$58,300.00	$51,152.50	$-	$45,660.00
Net Income/(Loss)	$(1,733.64)	$(12,771.36)	$(3,232.33)	$-	$(2,394.65)
Membership Contributions	$-	$-	$-	$39,950.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$101,766.36	$45,528.64	$47,920.17	$39,950.00	$43,265.35
Net Income/(Loss)	$(43,426.65)	$(10,703.64)	$(20,871.17)	$(18,249.00)	$(12,850.60)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(32,657.00)	$(24,973.00)	$(19,200.00)	$(28,334.75)
Balance December 31, 2023	$58,339.71	$2,168.00	$2,076.00	$2,501.00	$2,080.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#Mantle1967 Topps9	#Mantle1968 PSA9 Basket	#Mantle1969 Topps9	#Mantle51 BowmanSGC7	#Mantle DebutStub
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$38,050.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$38,050.00	$-	$-	$-
Net Income/(Loss)	$(5,174.36)	$(17,993.60)	$-	$(19,166.57)	$(85,723.88)
Membership Contributions	$21,470.00	$-	$35,400.00	$83,845.00	$118,250.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$16,295.64	$20,056.40	$35,400.00	$64,678.43	$32,526.12
Net Income/(Loss)	$(3,053.39)	$(2,412.15)	$(14,392.25)	$(26,259.92)	$(12,926.20)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(11,921.25)	$(15,491.25)	$(14,887.75)	$(36,498.01)	$-
Balance December 31, 2023	$1,321.00	$2,153.00	$6,120.00	$1,920.50	$19,599.92

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#Maris58 ToppsPSA9	#Mays1956 GrayPSA9	#MessiMega cracks#71 PSA9	#Michael PorterJr Basket	#Mikan48 Bowman PSA7
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$29,345.00	$59,000.00	$90,000.00	$31,065.00	$42,551.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$29,345.00	$59,000.00	$90,000.00	$31,065.00	$42,551.00
Net Income/(Loss)	$(6,896.46)	$(21,757.32)	$(56,061.27)	$(20,562.97)	$(14,954.75)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$22,448.54	$37,242.68	$33,938.73	$10,502.03	$27,596.25
Net Income/(Loss)	$(3,440.15)	$(5,162.68)	$(188.73)	$(8,334.53)	$88.75
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(16,808.29)	$(29,920.00)	$-	$(2,167.50)	$(25,680.00)
Balance December 31, 2023	$2,200.10	$2,160.00	$33,750.00	$-	$2,005.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#NTBBall WaxBundle	#NadalNet ProGlossy	#NegroLeague Legendary CutsBasket	#NolanRyan 1968 Milton BradleyPSA9	#NolanRyan 1968 ToppsPSA8.5
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$92,800.00	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$92,800.00	$-	$-
Net Income/(Loss)	$(78,599.62)	$-	$(59,607.27)	$(45,279.92)	$-
Membership Contributions	$142,500.00	$30,650.00	$-	$172,500.00	$24,850.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$63,900.38	$30,650.00	$33,192.73	$127,220.08	$24,850.00
Net Income/(Loss)	$(10,646.96)	$(21,917.50)	$(6,097.73)	$(48,645.41)	$(8,799.75)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(51,303.42)	$(6,655.50)	$-	$-	$(13,927.25)
Balance December 31, 2023	$1,950.00	$2,077.00	$27,095.00	$78,574.67	$2,123.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#OVECHKIN THECUP BGS8.5	#OZZIE SMITHRC BGS9.5	#Orange Dominguez	#OscarRobertson Cincinnati RoyalsJersey	#OttoGraham1950 BowmanPSA9
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$14,890.00	$-	$-	$-	$-
Membership Contributions	$42,250.00	$74,710.00	$38,395.00	$-	$-
Membership Distributions	$(55,000.00)	$-	$-	$-	$-
Balance December 31, 2021	$2,140.00	$74,710.00	$38,395.00	$-	$-
Net Income/(Loss)	$-	$(54,009.10)	$(18,566.20)	$35,830.00	$26,133.00
Membership Contributions	$-	$-	$-	$286,000.00	$45,890.00
Membership Distributions	$-	$-	$-	$(320,000.00)	$(70,000.00)
Balance December 31, 2022	$2,140.00	$20,700.90	$19,828.80	$1,830.00	$2,023.00
Net Income/(Loss)	$-	$(13,900.90)	$(5,968.20)	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(6,800.00)	$(7,803.00)		$-
Balance December 31, 2023	$2,140.00	$-	$6,057.60	$1,830.00	$2,023.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#Ovechkin SPAuthBasket9.5	#Ovechkin TheCupBGS GemMint9.5	#PaulMolitor 1978ToppsPSA10	#PaulPierce 2010AS GJersey	#Pele1958 AmericanaPSA3
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$31,450.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$-	$31,450.00	$-
Net Income/(Loss)	$(6,470.54)	$(145,768.63)	$(18,935.94)	$(26,336.00)	$(49,513.47)
Membership Contributions	$32,380.00	$468,500.00	$53,990.00	$-	$126,740.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$25,909.46	$322,731.37	$35,054.06	$5,114.00	$77,226.53
Net Income/(Loss)	$(10,631.67)	$(200,788.54)	$(11,888.63)	$-	$(32,657.15)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$(21,130.43)	$-	$-
Balance December 31, 2023	$15,277.79	$121,942.83	$2,035.00	$5,114.00	$44,569.38

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#Peyton Manning MVPHelmet	#RICKEY HENDERSONRC PSA10	#RODGERS PLAYOFF CONTENDER SGREEN	#RONALDO2002 PANINIFUTEBOL STICKERSPSA10	#RONALDO2003 PANINIMEGA CRAQUESPSA10
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$11,136.00	$-	$-
Membership Contributions	$190,020.00	$152,200.00	$20,949.00	$-	$-
Membership Distributions	$-	$-	$(30,000.00)	$-	$-
Balance December 31, 2021	$190,020.00	$152,200.00	$2,085.00	$-	$-
Net Income/(Loss)	$(18,774.74)	$(58,664.51)	$-	$(49,849.30)	$(170,975.47)
Membership Contributions	$-	$-	$-	$115,500.00	$325,590.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$171,245.26	$93,535.49	$2,085.00	$65,650.70	$154,614.53
Net Income/(Loss)	$(94,329.77)	$(26,535.49)	$-	$(38,553.82)	$(103,273.08)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(67,000.00)	$-	$-	$-
Balance December 31, 2023	$76,915.49	$-	$2,085.00	$27,096.88	$51,341.45

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#RipkenRookie Jersey&Card Basket	#Roy Campanella1949 BowmanPSA9	#Ruth1914 Baltimore NewsSGC3	#Ruth33 GoudeySGC8	#Sadaharu OhBat
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$66,540.00	$142,250.00	$25,850.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$66,540.00	$142,250.00	$25,850.00
Net Income/(Loss)	$(35,470.17)	$(23,100.00)	$-	$-	$(5,780.44)
Membership Contributions	$159,400.00	$61,600.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$123,929.83	$38,500.00	$66,540.00	$142,250.00	$20,069.56
Net Income/(Loss)	$(44,652.76)	$(10,646.26)	$33,959.20	$(256.08)	$36,724.19
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(27,853.74)	$(96,138.00)	$-	$(54,718.75)
Balance December 31, 2023	$79,277.07	$-	$4,361.20	$141,993.92	$2,075.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#SandyKoufax1956 ToppsGray BackPSA9	#Satchel Paige48 LeafSGC30	#Seager Orange Refractor Basket	#Serena03 NetProPSA10 Basket	#ShoelessJoe Jackson1915 PSA8
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$37,050.00	$16,880.00	$18,800.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$37,050.00	$16,880.00	$18,800.00	$-
Net Income/(Loss)	$(4,944.60)	$(12,192.93)	$(11,100.00)	$-	$(54,065.67)
Membership Contributions	$36,090.00	$-	$-	$-	$99,950.00
Membership Distributions	$-	$-	$(3,500.00)	$-	$-
Balance December 31, 2022	$31,145.40	$24,857.07	$2,280.00	$18,800.00	$45,884.33
Net Income/(Loss)	$(5,637.40)	$2,225.83	$-	$(15,439.00)	$(25,165.42)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(24,973.00)	$(24,973.00)	$-	$(1,326.00)	$(18,263.91)
Balance December 31, 2023	$535.00	$2,109.90	$2,280.00	$2,035.00	$2,455.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#StephCurry Sneakers	#TATIS BOWMAN BLACKLABEL	#TATUM FLAWLESS10	#TED WILLIAMS1939 PLAYBALL	#TIGER PUTTER
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$29,980.00	$(22,135.00)	$-	$-	$-
Membership Contributions	$82,000.00	$223,000.00	$47,600.00	$33,960.00	$215,860.00
Membership Distributions	$(110,000.00)	$-	$-	$-	$-
Balance December 31, 2021	$1,980.00	$200,865.00	$47,600.00	$33,960.00	$215,860.00
Net Income/(Loss)	$-	$(154,336.25)	$54,580.00	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$(100,000.00)	$-	$-
Balance December 31, 2022	$1,980.00	$46,528.75	$2,180.00	$33,960.00	$215,860.00
Net Income/(Loss)	$-	$(30,138.75)	$-	$(103.50)	$(33,148.52)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(13,090.00)	$-	$(31,696.50)	$(180,276.48)
Balance December 31, 2023	$1,980.00	$3,300.00	$2,180.00	$2,160.00	$2,435.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#TIGER SIFORKIDS	#TIGER SPAUTHENTIC BGS9.5	#TRAEYOUNG FLAWLESS BGS9	#TYSONRC BASKET BGS9	#Tatum FlawlessGold BGS9.5
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$24,900.00	$36,900.00	$15,840.00	$58,900.00	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$24,900.00	$36,900.00	$15,840.00	$58,900.00	$-
Net Income/(Loss)	$-	$(21,189.24)	$(8,252.95)	$(41,307.96)	$(16,885.00)
Membership Contributions	$-	$-	$-	$-	$60,000.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$24,900.00	$15,710.76	$7,587.05	$17,592.04	$43,115.00
Net Income/(Loss)	$(7,133.13)	$(5,694.90)	$(3,504.85)	$(10,744.44)	$(27,285.00)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(7,845.86)	$(1,982.20)	$(6,847.60)	$(13,600.00)
Balance December 31, 2023	$17,766.87	$2,170.00	$2,100.00	$-	$2,230.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#TheRock Bumble BeePSA10	#Tiger1st EventStub	#TigerWoods DebutTicket	#TimDuncan PMGGreen	#TraeYoung FlawlessGreen BGS9
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$48,200.00	$-	$-	$227,500.00	$24,840.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$48,200.00	$-	$-	$227,500.00	$24,840.00
Net Income/(Loss)	$(26,665.00)	$(65,762.22)	$(44,543.19)	$-	$(8,965.00)
Membership Contributions	$-	$94,950.00	$83,400.00	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$21,535.00	$29,187.78	$38,856.81	$227,500.00	$15,875.00
Net Income/(Loss)	$(1,506.25)	$(14,098.78)	$(27,325.97)	$(97,463.75)	$(14,331.43)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$(13,090.00)	$-	$-	$-
Balance December 31, 2023	$20,028.75	$1,999.00	$11,530.84	$130,036.25	$1,543.57

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#Trevor LawrenceLeaf Basket	#Trout Finest Super fractor	#UNITAS1965 JERSEY	#Unitas PSA8	#WILTCHAMBER LAIN61PSA9
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$144,898.00
Membership Contributions	$11,300.00	$282,500.00	$167,000.00	$21,200.00	$207,400.00
Membership Distributions	$-	$-	$-	$-	$(350,000.00)
Balance December 31, 2021	$11,300.00	$282,500.00	$167,000.00	$21,200.00	$2,298.00
Net Income/(Loss)	$(6,720.73)	$(166,771.99)	$-	$(8,604.67)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2022	$4,579.27	$115,728.01	$167,000.00	$12,595.33	$2,298.00
Net Income/(Loss)	$(3,920.56)	$(77,930.74)	$-	$(5,631.89)	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(658.71)	$-	$-	$(6,963.44)	$-
Balance December 31, 2023	$-	$37,797.27	$167,000.00	$-	$2,298.00

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#Warren Spahn1948 LeafPSA9	#Wilt Chamberlain1961 FleerRCPSA9	#YASTRZEMSKIR C9BASKET	#YaoDuncanDirk TripleLogoman	#ZION RPABGS9
Balance as of January 16, 2020, Date of Inception	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2020	$-	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-	$(21,593.88)
Membership Contributions	$-	$-	$41,970.00	$-	$133,720.00
Membership Distributions	$-	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$41,970.00	$-	$112,126.12
Net Income/(Loss)	$(41,313.55)	$(66,616.27)	$(3,874.00)	$(118,647.50)	$(57,645.87)
Membership Contributions	$92,750.00	$355,999.50	$-	$171,000.00	$-
Membership Distributions	$-	$-	$(36,000.00)	$-	$-
Balance December 31, 2022	$51,436.45	$289,383.23	$2,096.00	$52,352.50	$54,480.25
Net Income/(Loss)	$23,073.86	$(146,130.66)	$-	$(10,687.50)	$(37,730.89)
Membership Contributions	$-	$-	$-	$-	$-
Membership Distributions	$(74,510.31)	$-	$-	$-	$-
Balance December 31, 2023	$-	$143,252.57	$2,096.00	$41,665.00	$16,749.36

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2023, 2022, 2021 AND 2020

	#ZionPrizms BlueBGS10	CONSOLIDATED
Balance as of January 16, 2020, Date of Inception	$-	$-
Net Income/(Loss)	$-	$86,053.34
Membership Contributions	$-	$3,416,405.00
Membership Distributions	$-	$(252,500.00)
Balance December 31, 2020	$-	$3,249,958.34
Net Income/(Loss)	$-	$1,507,733.25
Membership Contributions	$31,560.00	$26,621,882.00
Membership Distributions	$-	$(5,861,500.00)
Balance December 31, 2021	$31,560.00	$25,518,073.59
Net Income/(Loss)	$(20,317.88)	$(12,592,016.12)
Membership Contributions	$-	$9,577,509.50
Membership Distributions	$-	$(1,650,500.00)
Balance December 31, 2022	$11,242.12	$20,853,066.97
Net Income/(Loss)	$(7,162.12)	$(6,515,950.57)
Membership Contributions	$-	$(110,000.00)
Membership Distributions	$(4,080.00)	$(5,984,949.21)
Balance December 31, 2023	$-	$8,242,167.19

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#03EXQUISITE BOX	#03TOPPS CHROME WAX	#18-19BASKET BALLGROWTH BASKET	#1909E95S GCSET	#1959TOPPSBASE BALLSET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#1964KOUFAX JERSEY	#1969TOPPS BASKET BALLSET	#1980Topps Basketball Wax	#1986WAX	#2000PLAYOFF CONTENDERS WAX
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	3,989.84	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	(3,989.84)	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#48LeafRuth SGC8	#49Bowman JackieAuto	#86Auto FleerSet	#96Skybox E-X2000Wax	#ACUNA GOLD9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#ALKALINE 1954 TOPPSPSA9	#ALIW BCBELT	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT	#Aaron1954 PSA8.50
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(94,080.00)	$-	$(8,419.94)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	94,080.00	-	8,419.94	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#AaronDecade Basket	#AcunaBowman 10Basket	#AlexRodriguez09 WSUniform	#AliRookie CardBVG8	#BANKS1954 PSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$(75.88)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	75.88	-
Other Receivables	-	-	-	-	-
Due from Related Party	12,649.00	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	(12,649.00)	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#BETTSGOLD REFRACTOR BASKET	#BRADYPLAYOFF CONTENDERS BASKET	#BRADY REEBOKF LAWLESS	#BRADY ROOKIE	#BabeRuth BowsOutPhoto
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$(6,433.75)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	6,433.75
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Bellinger Orange BGS9.5	#BettsBlue Refractor Basket	#BobbyOrr BruinsJersey	#Brady01 TicketBooklet	#Brady2000 SPXSpectrum BGS9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Brady Bowman10	#Brady Championship Ticket	#Brady DebutTicket	#CHAMBERLAIN HSUNIFORM	#CHAMBERLAIN PHILAJERSEY59-60
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$(51,206.25)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	51,206.25	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	57,115.29
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	(57,115.29)
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET	#COBBMINTE98	#COBBVINTAGE T206PHOTO	#CROSBY THECUP BASKET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$(28,523.38)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	28,523.38
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#CassiusClaySony ListonUPIType1	#CharlesBarkley SunsJersey	#ChicagoBulls DynastyHardwood	#ChrisBoshGame WornRaptors Sneakers	#Clemente 65-68Bat
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(95,940.00)	$-	$(1,646.16)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	95,940.00	-	1,646.16	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Cristiano RonaldoRC1of1	#CrosbyWinter ClassicSkates	#CURRY BASKET	#CurryGold ToppsPSA10	#CurryRP ABGS9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#DEVERS SUPERFRACTOR	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROMEREFR ACTORPSA10	#DWADE ULTIMATE
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#DaveBing Signed50 GreatestNBAPlay	#Donovan Mitchell NT9.5	#Durant07-08 Exquisite Limited LogosBGS9.5	#ELWAY1984 ROOKIE CARDPSA10 BASKET	#EMMITT SMITH 10KJERSEY
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#EMMITT SMITHMVP BASKET	#ERLINGHAALAND PSA10BASKET	#EddiePlank T206PSA4	#EmbiidFirst 50PointGame Jersey	#Eruzione 1980 MiracleOnIce GoldJersey
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(29,250.00)	$-	$(37,843.91)	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	29,250.00	-	37,843.91	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	2,454.40
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	(2,454.40)
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#FRANK ROBINSON1957 PSA9BASKET	#FRANK ROBINSON 500HRBAT	#GIANNIS GOLD IMMACULATE	#GIANNISRPA	#GLEYBER TORRES ORANGE9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#GRETZKY OPEE CHEE1979	#GRIFFEY89 UPPERDECK SGCGOLD	#GaryCarter 1975PSA10 Basket	#Giannis48 PointGame Sneakers	#Gretzky 1979 Topps9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$(6,305.19)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	6,305.19	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Gretzky1981 SportsIllustrated CoverCGC9.4	#HARMONKILLE BREW1955 TOPPSPSA9	#HamiltonChrome OrangeSapphire	#HonusWagner 1910PSA5	#JACKIE ROBINSON AUTOBAT
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$(353.76)	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	353.76	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	26.00	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	(26.00)	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#JETERFOILRC BASKETBGS9.5	#JORDAN85 NIKEBASKET	#JORDAN EXQUISITEBGS8	#JORDAN PSA10	#JORDANSIGNED PROFESSIONAL BAT
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Jackie Leaf3.5	#JackieRobinson 1952Topps PSA8.5	#JackieRobinson 53Topps8	#JimmieFoxx 1938Bat	#JokicRefractor 1of1
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Jordan86 FleerBGS9.5 Basket	#JordanExquisite 8.5Flashback	#JordanFleer 86SGC10	#JordanLe BronMagic TripleSigs	#JordanLe BronSign oftheTimes
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$(2,482.48)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	2,482.48
Other Receivables	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#JordanMagicLe BronTriple AutoJersey	#Jordan Rookie Jersey	#JoshAllen GoldBGS9.5	#JustinHerbert Hidden TreasureRPA	#KAWHI BASKET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(18,890.05)	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	18,890.05	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#KOBEREEBOK IVERSONRETROS	#KOUFAX 1955PSA8.5	#KOUFAX 55PSA9	#KareemPoints RecordBall	#KevinDurant HSJersey
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$(50,651.57)	$(24,670.05)	$(35,468.75)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	50,651.57	24,670.05	35,468.75
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Kobe1997 AirBallGame UsedShoes	#KobeBlack HistoryMonth FinalSeasonShoes	#KobeBryant 2001Warm UpJacket	#KobeBryant FirstWhite #24Jersey	#KobeBryant RookieSneakers
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(19,286.21)	$-	$(41,761.36)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	19,286.21	-	41,761.36	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#KobeBryant RoyalBlue JordanSneakers	#KobeFinal SeasonSneakers	#KobeLeBron JordanMagic QuadAuto	#Koufax PSA8	#LBJ Exquisite
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#LBJKobe ToppsBasket	#LEBRON BLACK REFRACTOR	#LEBRON EMBLEMSOF ENDORSEMENT	#LEBRON MELOW ADETRIORC	#LEBRON ROOKIE
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$(5,194.67)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	5,194.67	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#LEBRON ULTIMATE	#LUKADONCICGU ROOKIE SNEAKERS	#LeBron BlackDiamond	#LeBron Credentials	#LeBronMelo Bosh2008 TripleLogoMan
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#LeBron MeloDual Logoman	#LeBron RookieShoes	#LouGehrig RCPhoto	#Luka Rookie Jersey	#Luka White Sparkle
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$(74,886.92)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	74,886.92	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#MAGIC BIRDDRJ	#MAGIC BIRDDRJ PSA8BASKET	#MAGICBIRD LOGOMAN	#MAHOMES EMERAL DRPA BGS9	#MAHOMES ROOKIE
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#MANTLE 1952 TOPPSPSA8	#MANTLE 1960 PSA9	#MANTLE52 TOPPSPSA7	#MANTLE54 BOWMAN BASKET	#MANTLE MINT1953
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$(17,536.62)	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	17,536.62	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	1,280.50	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	(1,280.50)	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#MARINO 1984ROOKIE CARDBGS10 BASKET	#MARINO MANNING FAVRE JERSEYS	#MAYS 1951 BOWMAN7	#MAYS 1952 PSA8	#MAYS 1959PSA9 BASKET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(3,246.25)	$(1,014.20)	$(43,365.46)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	3,246.25	1,014.20	43,365.46	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2024

	#MAYS1960 PSA9	#MAY WEATHERRC PSA10	#MESSI ROOKIE BASKET	#MIKANRC PHOTO	#MLBAllStar GameTicketRun Collection
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#MLBHALL OFFAME BASEBALL	#MONTANA RCPSA10	#MOOKIE BETTS GLOVE	#MPJ Championship Ticket	#MagicBird DrJ1980PSA9 (BH SPORTS)
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(55,030.13)	$-	$-	$(39.31)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	55,030.13	-	-	39.31	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Mahomes Bronze Basket	#Mahomes Immaculate 1of1	#Mahomes NT1of1	#Mahomes NT8.5	#Mantle 1952 Bowman PSA8
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Mantle1953 Bowman8 Basket	#Mantle1953 Topps8	#Mantle 1956 PSA8 Basket	#Mantle1957 ToppsPSA8.5	#Mantle1964 Topps9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Mantle1965 Topps9	#Mantle1966 ToppsPSA9 Basket	#Mantle1967 Topps9	#Mantle1968 PSA9Basket	#Mantle1969 Topps9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Mantle51 BowmanSGC7	#Mantle DebutStub	#Maris58 ToppsPSA9	#Mays1951 Photo	#Mays1956 GrayPSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#MessiMega cracks#71 PSA9	#Michael PorterJr Basket	#Mikan48 Bowman PSA7	#NTBBall WaxBundle	#NadalNet ProGlossy
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(19,687.50)	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	19,687.50	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#NegroLeague Legendary CutsBasket	#NolanRyan 1968 Milton BradleyPSA9	#NolanRyan 1968 ToppsPSA8.5	#OVECHKIN THECUP BGS8.5	#OZZIE SMITHRC BGS9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(136.47)	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	136.47	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Orange Dominguez	#OscarRobertson Cincinnati RoyalsJersey	#OttoGraham1950 BowmanPSA9	#Ovechkin SPAuthBasket9.5	#Ovechkin TheCupBGS GemMint9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#PaulMolitor 1978ToppsPSA10	#PaulPierce 2010AS GJersey	#Pele1958 AmericanaPSA3	#Peyton Manning MVPHelmet	#RICKEY HENDERSONRC PSA10
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$(3,960.63)	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	3,960.63	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#RONALDO2002 PANINIFUTEBOL STICKERSPSA10	#RONALDO2003 PANINIMEGA CRAQUESPSA10	#RUTH33 GOUDEYSGC8	#RUTHGEHRIG BALL	#RipkenRookie Jersey&Card Basket
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Rodgers Playoff Contenders Green	#Roy Campanella1949 BowmanPSA9	#Ruth1914 Baltimore NewsSGC3	#Sadaharu OhBat	#SandyKoufax1956 ToppsGray BackPSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	7,255.63	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	(7,255.63)	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Satchel Paige48 LeafSGC30	#Seager Orange Refractor Basket	#Serena03 NetProPSA 10Basket	#ShoelessJoe Jackson1915 PSA8	#StephCurry Sneakers
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#TATIS BOWMAN BLACKLABEL	#TATUM FLAWLESS10	#TIGER PUTTER	#TIGER SPAUTHENTIC BGS9.5	#TigerWoods DebutTicket
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#TRAEYOUNG FLAWLESS BGS9	#TYSONRC BGS9BASKET	#Tatum Flawless GoldBGS9.5	#TedWilliams 1939 PlayBall	#TheRock Bumble BeePSA10
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Tiger1st EventStub	#Tiger SIforKids	#TimDuncan PMGGreen	#TraeYoung FlawlessGreen BGS9	#Trevor LawrenceLeaf Basket
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(2,677.35)	$(12,512.50)	$(273.57)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	2,677.35	12,512.50	273.57	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Trout Finest Super fractor	#UNITAS1965 JERSEY	#Unitas PSA8	#WILTCHAMBER LAIN61PSA9	#Warren Spahn1948 LeafPSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(119,975.00)	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	119,975.00	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#Wilt Chamberlain1961 FleerRCPSA9	#Wilt Chamberlain 61PSA9	#YASTRZEMSKIR C9BASKET	#YaoDuncanDirk TripleLogoman	#ZION RPABGS9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-	$(3,150.82)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	3,150.82
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED

DECEMBER 31, 2024

	#ZionPrizms BlueBGS10	CSA	CONSOLIDATED
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$88.86	$(915,887.23)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-
Impairment Loss on Series	-	-	915,976.09
Other Receivables	-	-	-
Due from Related Party	-	(84,770.66)	-
CSA Due From CSAM	-	-	-
Reserve - Asset	-	-	-
Prepaid Fees and Expenses	-	-	-
Prepaid Consignments	-	-	-
Taxes Payable	-	-	(84,770.66)
Due to Affiliate CTI	-	84,874.31	84,874.31
Due to Affiliate CSAM	-	-	-
Consignment Liabilities	-	-	-
Sale Payout Liability	-	(157.80)	(157.80)
Other Current Liabilities	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	34.71	34.71

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-
Proceeds From Sale of Collectable Assets			-
Net Cash provided by (used in) Investing Activities	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-
Distributions to equity holders	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-

Net increase (decrease) in cash	-	34.71	34.71

Cash at Beginning of Period	-	8,733.71	8,733.71

Cash at End of Period	$-	$8,768.42	$8,768.42

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#03EXQUISITE BOX	#03TOPPS CHROME WAX	#18-19BASKET BALLGROWTH BASKET	#1909E95S GCSET	#1959TOPPSBASE BALLSET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(23,834.52)	$(8,275.74)	$(15,627.63)	$(9,627.37)	$(12,974.91)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	6,939.00	14,670.50	7,339.00	4,839.47
Impairment Loss on Series	23,834.52	(8,500.76)	(21,601.50)	(12,350.88)	(24,467.34)
Other Receivables	-	-	-	-	-
Due from Related Party	-	(15,849.00)	(21,048.50)	(22,594.00)	(59,078.47)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	(1,032.00)	(1,052.50)	(1,002.50)
Net Cash Flows provided by (used in) Operating Activities	-	(25,686.50)	(44,639.13)	(38,285.75)	(92,683.75)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	24,350.00	43,682.00	35,997.50	84,547.50
Proceeds From Sale of Collectable Assets		8,910.00	6,378.00	15,255.00	54,239.00
Net Cash provided by (used in) Investing Activities	-	33,260.00	50,060.00	51,252.50	138,786.50

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(7,573.50)	(5,420.87)	(12,966.75)	(46,102.75)
Total Other Equity	-	(7,573.50)	(5,420.87)	(12,966.75)	(46,102.75)
Net Cash Flows Provided by (Used In) Financing Activities	-	(7,573.50)	(5,420.87)	(12,966.75)	(46,102.75)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$1,032.00	$1,052.50	$1,002.50

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#1964KOUFAX JERSEY	#1969TOPPS BASKET BALLSET	#1980Topps Basketball Wax	#1986WAX	#2000PLAYOFF CONTENDERS WAX
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(53,157.78)	$40,469.37	$(26,180.25)	$(73,730.41)	$(15,474.25)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	(61,650.55)	21,265.00	-	-
Impairment Loss on Series	53,157.78	(48,165.94)	(18,590.25)	73,730.41	15,474.25
Other Receivables	-	-	-	-	-
Due from Related Party	-	(106,185.29)	(54,035.00)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	3,989.84	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	(1,095.00)	(997.50)	-	-
Net Cash Flows provided by (used in) Operating Activities	-	(172,637.57)	(78,538.00)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	151,455.00	73,622.50	-	-
Proceeds From Sale of Collectable Assets		163,846.00	32,770.00
Net Cash provided by (used in) Investing Activities	-	315,301.00	106,392.50	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(142,663.43)	(27,854.50)	-	-
Total Other Equity	-	(142,663.43)	(27,854.50)	-
Net Cash Flows Provided by (Used In) Financing Activities	-	(142,663.43)	(27,854.50)	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$1,095.00	$997.50	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#48LeafRuth SGC8	#49Bowman JackieAuto	#86Auto FleerSet	#96Skybox E-X2000Wax	#ACUNA GOLD9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(27,103.98)	$-	$-	$(11,764.36)	$(4,391.61)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	2,329.00
Impairment Loss on Series	27,103.98	-	-	11,764.36	(9,295.89)
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	16,051.33	-	(16,079.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	500.00	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	(16,051.33)	-	(1,065.00)
Net Cash Flows provided by (used in) Operating Activities	-	-	500.00	-	(28,502.50)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	109,500.00	-	26,440.00
Proceeds From Sale of Collectable Assets					13,750.00
Net Cash provided by (used in) Investing Activities	-	-	109,500.00	-	40,190.00

Cash Flows From Financing Activities:
Capital Contributions	-	-	(110,000.00)	-	-
Distributions to equity holders	-	-	-	-	(11,687.50)
Total Other Equity	-	-	(110,000.00)	-	(11,687.50)
Net Cash Flows Provided by (Used In) Financing Activities	-	-	(110,000.00)	-	(11,687.50)

Net increase (decrease) in cash	-	-	0.00	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$0.00	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$16,051.33	$-	$1,065.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#ALKALINE 1954 TOPPSPSA9	#ALIW BCBELT	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT	#Aaron1954 PSA8.50
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$9,900.67	$(39,676.89)	$7,058.53	$(273.16)	$36,950.00
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	(15,325.02)	-	(16,434.00)	-	(65,000.00)
Impairment Loss on Series	(19,690.00)	39,676.89	(80,368.43)	273.16	-
Other Receivables	-	-	-	-	-
Due from Related Party	(20,834.50)	-	(46,072.00)	-	(134,649.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	12,649.00
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(1,012.50)	-	-	-	(1,200.00)
Net Cash Flows provided by (used in) Operating Activities	(46,961.35)	-	(135,815.90)	-	(151,250.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	41,537.50	-	126,440.00	-	123,200.00
Proceeds From Sale of Collectable Assets	36,159.02		62,506.00		187,000.00
Net Cash provided by (used in) Investing Activities	77,696.52	-	188,946.00	-	310,200.00

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(30,735.17)	-	(53,130.10)	-	(158,950.00)
Total Other Equity	(30,735.17)		(53,130.10)	-
Net Cash Flows Provided by (Used In) Financing Activities	(30,735.17)	-	(53,130.10)	-	(158,950.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,012.50	$-	$-	$-	$1,200.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#AaronDecade Basket	#AcunaBowman 10Basket	#AlexRodriguez09 WSUniform	#AliRookie CardBVG8	#BANKS1954 PSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(14,435.34)	$(12,409.88)	$(33,254.49)	$(1,867.69)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	5,127.00	7,407.00	-	-	-
Impairment Loss on Series	(13,060.21)	(60,769.22)	33,254.49	1,867.69	-
Other Receivables	-	-	-	-	-
Due from Related Party	(71,298.00)	(40,761.00)	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(1,081.00)	(985.00)	-	-	-
Net Cash Flows provided by (used in) Operating Activities	(94,747.55)	(107,518.10)	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	85,439.00	102,515.00	-	-	-
Proceeds From Sale of Collectable Assets	66,171.00	33,354.00			-
Net Cash provided by (used in) Investing Activities	151,610.00	135,869.00	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(56,862.45)	(28,350.90)	-	-	-
Total Other Equity	(56,862.45)	(28,350.90)	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	(56,862.45)	(28,350.90)	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,081.00	$985.00	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#BETTSGOLD REFRACTOR BASKET	#BRADYPLAYOFF CONTENDERS BASKET	#BRADY REEBOK FLAWLESS	#BRADY ROOKIE	#BabeRuth BowsOutPhoto
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(32,093.61)	$(58,973.63)	$-	$(13,792.50)	$(10,407.60)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	28,815.01	-	-	-	-
Impairment Loss on Series	(11,234.80)	58,973.63	-	13,792.50	10,407.60
Other Receivables	-	-	-	-	-
Due from Related Party	(50,671.01)	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(1,042.00)	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	(66,226.41)	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	62,948.00	-	-	-	-
Proceeds From Sale of Collectable Assets	21,856.00
Net Cash provided by (used in) Investing Activities	84,804.00	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(18,577.59)	-	-	-	-
Total Other Equity	(18,577.59)				-
Net Cash Flows Provided by (Used In) Financing Activities	(18,577.59)	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,042.00	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Bellinger Orange BGS9.5	#BettsBlue Refractor Basket	#BobbyOrr BruinsJersey	#Brady01 TicketBooklet	#Brady2000 SPXSpectrum BGS9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,675.45)	$(1,101.29)	$96,016.09	$2,318.69	$(234,085.32)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	2,171.00	198.00	(96,016.00)	(3,310.65)	-
Impairment Loss on Series	(20,286.75)	(25,397.46)	(124,296.09)	(8,310.97)	234,085.32
Other Receivables	-	-	-	-	-
Due from Related Party	(5,483.00)	(6,223.00)	(302,984.00)	(1,649.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(1,015.00)	(1,115.00)	(860.00)	(1,015.00)	-
Net Cash Flows provided by (used in) Operating Activities	(27,289.20)	(33,638.75)	(428,140.00)	(11,966.93)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	26,785.00	32,735.00	428,140.00	10,975.00	-
Proceeds From Sale of Collectable Assets	3,312.00	6,025.00	399,000.00	4,959.65
Net Cash provided by (used in) Investing Activities	30,097.00	38,760.00	827,140.00	15,934.65	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(2,807.80)	(5,121.25)	(399,000.00)	(3,967.72)	-
Total Other Equity	(2,807.80)	(5,121.25)	(399,000.00)	(3,967.72)	-
Net Cash Flows Provided by (Used In) Financing Activities	(2,807.80)	(5,121.25)	(399,000.00)	(3,967.72)	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,015.00	$1,115.00	$860.00	$1,015.00	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Brady Bowman10	#Brady Championship Ticket	#Brady DebutTicket	#CHAMBERLAIN HSUNIFORM	#CHAMBERLAIN PHILAJERSEY59-60
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(7,847.57)	$(670,353.36)	$(51,164.62)	$-	$174,742.74
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	6,349.00	-	48,855.00	-	(353,488.60)
Impairment Loss on Series	(15,060.93)	670,353.36	(49,530.38)	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(16,339.00)	-	(64,255.00)	-	(1,391,365.29)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	57,115.29
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	(982.50)	-	(375.00)
Net Cash Flows provided by (used in) Operating Activities	(32,898.50)	-	(117,077.50)	-	(1,513,370.86)

Cash Flow from Investing Activities
Purchase of Collectable Assets	31,400.00	-	114,767.50	-	1,334,625.00
Proceeds From Sale of Collectable Assets	9,990.00		15,400.00		1,687,738.60
Net Cash provided by (used in) Investing Activities	41,390.00	-	130,167.50	-	3,022,363.60

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(8,491.50)	-	(13,090.00)	-	(1,508,992.74)
Total Other Equity	(8,491.50)	-	(13,090.00)	-	(1,508,992.74)
Net Cash Flows Provided by (Used In) Financing Activities	(8,491.50)	-	(13,090.00)	-	(1,508,992.74)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$982.50	$-	$375.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET	#COBBMINTE98	#COBBVINTAGE T206PHOTO	#CROSBY THECUP BASKET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(27,536.54)	$14,973.49	$(52,963.50)	$(16,709.96)	$(66,698.94)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	17,637.00	(28,363.58)	33,510.67	13,743.54	-
Impairment Loss on Series	(362.96)	(51,541.05)	(48,069.39)	(18,591.75)	66,698.94
Other Receivables	-	-	-	-	-
Due from Related Party	(83,637.00)	(60,904.00)	(242,555.00)	(33,518.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	(1,152.50)	(9,437.50)	(1,072.50)	-
Net Cash Flows provided by (used in) Operating Activities	(93,899.50)	(126,987.64)	(319,514.72)	(56,148.67)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	83,999.50	113,597.50	300,062.50	53,182.50	-
Proceeds From Sale of Collectable Assets	66,000.00	89,267.58	209,044.33	19,774.46
Net Cash provided by (used in) Investing Activities	149,999.50	202,865.08	509,106.83	72,956.96	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(56,100.00)	(75,877.44)	(189,592.11)	(16,808.29)	-
Total Other Equity	(56,100.00)	(75,877.44)	(189,592.11)	(16,808.29)	-
Net Cash Flows Provided by (Used In) Financing Activities	(56,100.00)	(75,877.44)	(189,592.11)	(16,808.29)	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$1,152.50	$9,437.50	$1,072.50	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#CassiusClaySony ListonUPIType1	#CharlesBarkley SunsJersey	#ChicagoBulls DynastyHardwood	#ChrisBoshGame WornRaptors Sneakers	#Clemente 65-68Bat
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(19,559.44)	$(1,882.54)	$(70,448.19)	$(1,434.30)	$(1,850.76)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	19,000.10	-	-	-	(3,065.11)
Impairment Loss on Series	-	1,882.54	70,448.19	1,434.30	-
Other Receivables	-	-	-	-	-
Due from Related Party	(22,729.10)	-	-	-	(29,704.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(1,110.50)	-	-	-	(1,010.25)
Net Cash Flows provided by (used in) Operating Activities	(24,398.94)	-	-	-	(35,630.12)

Cash Flow from Investing Activities
Purchase of Collectable Assets	23,839.50	-	-	-	30,714.75
Proceeds From Sale of Collectable Assets	3,729.00				32,769.11
Net Cash provided by (used in) Investing Activities	27,568.50	-	-	-	63,483.86

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(3,169.56)	-	-	-	(27,853.74)
Total Other Equity	(3,169.56)	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	(3,169.56)	-	-	-	(27,853.74)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,110.50	$-	$-	$-	$1,010.25

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Cristiano RonaldoRC1of1	#CrosbyWinter ClassicSkates	#CURRY BASKET	#CurryGold ToppsPSA10	#CurryRP ABGS9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(23,273.87)	$(8,809.79)	$-	$(12,002.00)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	8,056.27	-	-	-
Impairment Loss on Series	23,273.87	(5,093.63)	-	12,002.00	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	(11,827.00)	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	(1,090.00)	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	(18,764.15)	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	18,010.00	-	-	-
Proceeds From Sale of Collectable Assets		3,770.73
Net Cash provided by (used in) Investing Activities	-	21,780.73	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(3,016.58)	-	-	-
Total Other Equity	-	(3,016.58)		-
Net Cash Flows Provided by (Used In) Financing Activities	-	(3,016.58)	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$1,090.00	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#DEVERS SUPERFRACTOR	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROMEREFR ACTORPSA10	#DWADE ULTIMATE
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(29,099.20)	$(18,027.14)	$(5,841.25)	$(6,420.34)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	24,013.92	16,295.00	4,994.00	5,286.00
Impairment Loss on Series	-	(37,376.58)	(32,343.30)	(2,456.25)	(29,173.66)
Other Receivables	-	-	-	-	-
Due from Related Party	-	(57,913.00)	(26,797.94)	(10,644.00)	(12,846.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	(1,130.00)	(2,779.56)	-	(1,035.00)
Net Cash Flows provided by (used in) Operating Activities	-	(101,504.86)	(63,652.94)	(13,947.50)	(44,189.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	96,420.00	61,920.44	13,100.00	43,055.00
Proceeds From Sale of Collectable Assets		33,899.08	11,550.00	5,650.00	7,560.00
Net Cash provided by (used in) Investing Activities	-	130,319.08	73,470.44	18,750.00	50,615.00

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(28,814.22)	(9,817.50)	(4,802.50)	(6,426.00)
Total Other Equity		(28,814.22)	(9,817.50)	(4,802.50)	(6,426.00)
Net Cash Flows Provided by (Used In) Financing Activities	-	(28,814.22)	(9,817.50)	(4,802.50)	(6,426.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$1,130.00	$2,779.56	$-	$1,035.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#DaveBing Signed50 GreatestNBAPlay	#Donovan Mitchell NT9.5	#Durant07-08 Exquisite Limited LogosBGS9.5	#ELWAY1984 ROOKIE CARDPSA10 BASKET	#EMMITT SMITH 10KJERSEY
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(13,652.24)	$(11,184.96)	$-	$(5,238.94)	$(4,915.63)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	10,114.00	-	3,578.00	-
Impairment Loss on Series	13,652.24	(13,646.04)	-	(16,601.56)	4,915.63
Other Receivables	-	-	-	-	-
Due from Related Party	-	(15,469.00)	-	(14,648.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	(1,067.50)	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	(31,253.50)	-	(32,910.50)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	30,182.50	-	31,250.00	-
Proceeds From Sale of Collectable Assets		5,355.00		11,070.00
Net Cash provided by (used in) Investing Activities	-	35,537.50	-	42,320.00	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(4,284.00)	-	(9,409.50)	-
Total Other Equity	-	(4,284.00)	-	(9,409.50)	-
Net Cash Flows Provided by (Used In) Financing Activities	-	(4,284.00)	-	(9,409.50)	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$1,067.50	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#EMMITT SMITHMVP BASKET	#ERLINGHAALAND PSA10BASKET	#EddiePlank T206PSA4	#EmbiidFirst 50PointGame Jersey	#Eruzione 1980 MiracleOnIce GoldJersey
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(5,179.69)	$(10,997.48)	$(3,346.86)	$(1,176.87)	$276,166.00
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	10,368.80	-	-	(286,586.00)
Impairment Loss on Series	5,179.69	-	3,346.86	1,176.87	(267,196.00)
Other Receivables	-	-	-	-	-
Due from Related Party	-	(14,559.80)	-	-	(440,868.40)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	2,454.40
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	(1,195.00)
Net Cash Flows provided by (used in) Operating Activities	-	(15,188.48)	-	-	(717,225.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	14,560.00	-	-	706,805.00
Proceeds From Sale of Collectable Assets	-	4,191.00			725,000.00
Net Cash provided by (used in) Investing Activities	-	18,751.00	-	-	1,431,805.00

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(3,562.52)	-	-	(714,580.00)
Total Other Equity	-		-	-	(714,580.00)
Net Cash Flows Provided by (Used In) Financing Activities	-	(3,562.52)	-	-	(714,580.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$1,195.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#FRANK ROBINSON1957 PSA9BASKET	#FRANK ROBINSON 500HRBAT	#GIANNIS GOLD IMMACULATE	#GIANNISRPA	#GLEYBER TORRES ORANGE9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$(30,876.00)	$-	$(1,115.80)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	832.00
Impairment Loss on Series	-	-	30,876.00	-	(17,203.40)
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	(2,652.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	(1,042.50)
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	(21,181.70)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	20,897.50
Proceeds From Sale of Collectable Assets	-			-	1,820.00
Net Cash provided by (used in) Investing Activities	-	-	-	-	22,717.50

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	(1,535.80)
Total Other Equity	-		-	-	(1,535.80)
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	(1,535.80)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$1,042.50

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#GRETZKY OPEE CHEE1979	#GRIFFEY89 UPPERDECK SGCGOLD	#GaryCarter 1975PSA10 Basket	#Giannis48 PointGame Sneakers	#Gretzky 1979 Topps9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(11,557.77)	$(4,382.69)	$(11,651.25)	$(6,852.12)	$(37,114.55)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	3,895.00	6,825.00	-	-
Impairment Loss on Series	11,557.77	(8,914.57)	-	6,852.12	37,114.55
Other Receivables	-	-	-	-	-
Due from Related Party	-	(8,445.00)	(39,000.00)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	(17,847.26)	(43,826.25)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	17,360.00	39,000.00	-	-
Proceeds From Sale of Collectable Assets		4,550.00	32,175.00		-
Net Cash provided by (used in) Investing Activities	-	21,910.00	71,175.00	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(4,062.74)	(27,348.75)	-	-
Total Other Equity		(4,062.74)		-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	(4,062.74)	(27,348.75)	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Gretzky1981 SportsIllustrated CoverCGC9.4	#HARMONKILLE BREW1955 TOPPSPSA9	#HamiltonChrome OrangeSapphire	#HonusWagner 1910PSA5	#JACKIE ROBINSON AUTOBAT
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(12,390.00)	$(1,523.77)	$(1,121.40)	$(21,206.00)	$(35,183.56)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	9,000.00	(2,205.33)	-	10,680.00	-
Impairment Loss on Series	-	(18,740.80)	1,121.40	-	35,183.56
Other Receivables	-	-	-	-	-
Due from Related Party	(31,600.00)	(22,654.00)	-	(100,706.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	26.00	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(4,000.00)	(1,272.50)	-	-	-
Net Cash Flows provided by (used in) Operating Activities	(38,990.00)	(46,396.40)	-	(111,206.00)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	35,600.00	42,667.50	-	100,680.00	-
Proceeds From Sale of Collectable Assets	22,600.00	24,859.33		90,000.00
Net Cash provided by (used in) Investing Activities	58,200.00	67,526.83	-	190,680.00	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(19,210.00)	(21,130.43)	-	(79,474.00)	-
Total Other Equity	(19,210.00)	(21,130.43)	-	(79,474.00)	-
Net Cash Flows Provided by (Used In) Financing Activities	(19,210.00)	(21,130.43)	-	(79,474.00)	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$4,000.00	$1,272.50	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#JETERFOILRC BASKETBGS9.5	#JORDAN85 NIKEBASKET	#JORDAN EXQUISITEBGS8	#JORDAN PSA10	#JORDANSIGNED PROFESSIONAL BAT
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(13,553.60)	$-	$(15,239.26)	$-	$6,120.61
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	12,313.00	-	-	-	(8,547.56)
Impairment Loss on Series	(80,463.60)	-	15,239.26	-	(43,108.73)
Other Receivables	-	-	-	-	-
Due from Related Party	(20,581.00)	-	-	-	(7,637.44)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(1,152.50)	-	-	-	(1,077.50)
Net Cash Flows provided by (used in) Operating Activities	(103,437.70)	-	-	-	(54,250.62)

Cash Flow from Investing Activities
Purchase of Collectable Assets	102,197.50	-	-	-	51,822.50
Proceeds From Sale of Collectable Assets	8,268.00				16,185.00
Net Cash provided by (used in) Investing Activities	110,465.50	-	-	-	68,007.50

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(7,027.80)	-	-	-	(13,756.88)
Total Other Equity	(7,027.80)		-		(13,756.88)
Net Cash Flows Provided by (Used In) Financing Activities	(7,027.80)	-	-	-	(13,756.88)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,152.50	$-	$-	$-	$1,077.50

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Jackie Leaf3.5	#JackieRobinson 1952Topps PSA8.5	#JackieRobinson 53Topps8	#JimmieFoxx 1938Bat	#JokicRefractor 1of1
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(9,116.00)	$(314,202.35)	$(30,838.00)	$2,734.38	$(10,576.91)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	6,136.00	-	26,770.00	(16,241.00)	9,404.00
Impairment Loss on Series	(19,324.00)	314,202.35	(3,000.00)	(22,735.63)	(5,107.17)
Other Receivables	-	-	-	-	-
Due from Related Party	(21,036.00)	-	(53,890.00)	(73,884.00)	(16,654.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(920.00)	-	(1,055.00)	(990.00)	(1,174.62)
Net Cash Flows provided by (used in) Operating Activities	(44,260.00)	-	(62,013.00)	(111,116.25)	(24,108.70)

Cash Flow from Investing Activities
Purchase of Collectable Assets	41,280.00	-	57,945.00	97,610.00	22,935.38
Proceeds From Sale of Collectable Assets	14,900.00		27,120.00	90,125.00	7,250.00
Net Cash provided by (used in) Investing Activities	56,180.00	-	85,065.00	187,735.00	30,185.38

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(11,920.00)	-	(23,052.00)	(76,618.75)	(6,076.68)
Total Other Equity	(11,920.00)		(23,052.00)	(76,618.75)	(6,076.68)
Net Cash Flows Provided by (Used In) Financing Activities	(11,920.00)	-	(23,052.00)	(76,618.75)	(6,076.68)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$920.00	$-	$1,055.00	$990.00	$1,174.62

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Jordan86 FleerBGS9.5 Basket	#JordanExquisite 8.5Flashback	#JordanFleer 86SGC10	#JordanLe BronMagic TripleSigs	#JordanLe BronSign oftheTimes
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(12,454.19)	$(50,124.97)	$(32,657.17)	$(9,604.81)	$(27,405.74)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	23,995.00	6,222.00	-
Impairment Loss on Series	12,454.19	50,124.97	(116,345.33)	(55,881.69)	27,405.74
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	(81,745.00)	(28,772.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	(1,405.00)	(1,048.00)	-
Net Cash Flows provided by (used in) Operating Activities	-	-	(208,157.50)	(89,084.50)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	199,495.00	85,702.00	-
Proceeds From Sale of Collectable Assets			57,750.00	22,550.00
Net Cash provided by (used in) Investing Activities	-	-	257,245.00	108,252.00	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	(49,087.50)	(19,167.50)	-
Total Other Equity	-	-	(49,087.50)	(19,167.50)	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	(49,087.50)	(19,167.50)	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$1,405.00	$1,048.00	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#JordanMagicLe BronTriple AutoJersey	#Jordan Rookie Jersey	#JoshAllen GoldBGS9.5	#JustinHerbert Hidden TreasureRPA	#KAWHI BASKET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(86,576.87)	$-	$(20,563.99)	$(9,957.76)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-		9,179.40
Impairment Loss on Series	-	86,576.87	-	20,563.99	(53,159.38)
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	(14,371.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	(2,040.00)
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	(70,348.74)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	69,570.00
Proceeds From Sale of Collectable Assets	-				5,191.60
Net Cash provided by (used in) Investing Activities	-	-	-	-	74,761.60

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	(4,412.86)
Total Other Equity	-			-	(4,412.86)
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	(4,412.86)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$2,040.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#KOBEREEBOK IVERSONRETROS	#KOUFAX 1955PSA8.5	#KOUFAX 55PSA9	#KareemPoints RecordBall	#KevinDurant HSJersey
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(6,010.55)	$-	$(185,227.96)	$(79,897.54)	$(61,063.00)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	6,010.55	-	185,227.96	79,897.54	61,063.00
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Total Other Equity	-		-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Kobe1997 AirBallGame UsedShoes	#KobeBlack HistoryMonth FinalSeasonShoes	#KobeBryant 2001Warm UpJacket	#KobeBryant FirstWhite #24Jersey	#KobeBryant RookieSneakers
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(37,500.00)	$(15,874.25)	$-	$(160,256.23)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	31,500.00	-	-	-	-
Impairment Loss on Series	-	15,874.25	-	160,256.23	-
Other Receivables	-	-	-	-	-
Due from Related Party	(131,500.00)	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(400.00)	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	(137,900.00)	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	131,900.00	-	-	-	-
Proceeds From Sale of Collectable Assets	100,000.00				-
Net Cash provided by (used in) Investing Activities	231,900.00	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(94,000.00)	-	-	-	-
Total Other Equity	(94,000.00)	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	(94,000.00)	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$400.00	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#KobeBryant RoyalBlue JordanSneakers	#KobeFinal SeasonSneakers	#KobeLeBron JordanMagic QuadAuto	#Koufax PSA8	#LBJ Exquisite
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(24,177.58)	$(867.05)	$(7,668.92)	$(4,733.76)	$(456,992.09)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	2,059.00	1,005.00	429,992.00
Impairment Loss on Series	24,177.58	867.05	(85,521.08)	(16,405.24)	(597,157.91)
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	(39,459.00)	(30,515.00)	(789,992.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	(1,010.00)	(1,090.00)	(175.00)
Net Cash Flows provided by (used in) Operating Activities	-	-	(131,600.00)	(51,739.00)	(1,414,325.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	125,990.00	48,010.00	1,387,325.00
Proceeds From Sale of Collectable Assets			37,400.00	24,860.00	360,000.00
Net Cash provided by (used in) Investing Activities	-	-	163,390.00	72,870.00	1,747,325.00

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	(31,790.00)	(21,131.00)	(333,000.00)
Total Other Equity	-	-	(31,790.00)	(21,131.00)	(333,000.00)
Net Cash Flows Provided by (Used In) Financing Activities	-	-	(31,790.00)	(21,131.00)	(333,000.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$1,010.00	$1,090.00	$175.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#LBJKobe ToppsBasket	#LEBRON BLACK REFRACTOR	#LEBRON EMBLEMSOF ENDORSEMENT	#LEBRON MELOW ADETRIORC	#LEBRON ROOKIE
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(4,410.79)	$(50,836.07)	$(45,045.49)	$(43,368.62)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	3,180.00	-	-	-	-
Impairment Loss on Series	(7,465.21)	50,836.07	45,045.49	43,368.62	-
Other Receivables	-	-	-	-	-
Due from Related Party	(9,335.00)	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	(18,031.00)	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	16,800.00	-	-	-	-
Proceeds From Sale of Collectable Assets	6,155.00				-
Net Cash provided by (used in) Investing Activities	22,955.00	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(4,924.00)	-	-	-	-
Total Other Equity	(4,924.00)	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	(4,924.00)	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#LEBRON ULTIMATE	#LUKADONCICGU ROOKIE SNEAKERS	#LeBron BlackDiamond	#LeBron Credentials	#LeBronMelo Bosh2008 TripleLogoMan
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(26,495.76)	$-	$(20,565.15)	$(8,800.30)	$(38,851.53)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	18,480.00	-	-
Impairment Loss on Series	26,495.76	-	(46,369.85)	8,800.30	38,851.53
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	(32,380.00)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	(80,835.00)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	78,750.00	-	-
Proceeds From Sale of Collectable Assets		-	13,900.00
Net Cash provided by (used in) Investing Activities	-	-	92,650.00	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	(11,815.00)	-	-
Total Other Equity	-	-	(11,815.00)	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	(11,815.00)	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#LeBron MeloDual Logoman	#LeBron RookieShoes	#LouGehrig RCPhoto	#Luka Rookie Jersey	#Luka White Sparkle
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(299,639.98)	$(237,257.51)	$(24,318.91)	$(158,086.97)	$(103,841.44)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	20,420.71	-	-
Impairment Loss on Series	299,639.98	237,257.51	(5,824.99)	158,086.97	103,841.44
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	(46,410.00)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	(1,012.60)	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	(57,145.79)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	53,247.40	-	-
Proceeds From Sale of Collectable Assets			25,989.29
Net Cash provided by (used in) Investing Activities	-	-	79,236.69	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	(22,090.90)	-	-
Total Other Equity	-	-	(22,090.90)	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	(22,090.90)	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$1,012.60	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MAGIC BIRDDRJ	#MAGIC BIRDDRJ PSA8BASKET	#MAGICBIRD LOGOMAN	#MAHOMES EMERAL DRPA BGS9	#MAHOMES ROOKIE
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(1,198.42)	$(183,582.40)	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	403.00	-	-	-
Impairment Loss on Series	-	(20,274.58)	183,582.40	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	(5,703.00)	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	(1,091.00)	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	(27,864.00)	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	27,069.00	-	-	-
Proceeds From Sale of Collectable Assets		5,300.00		-
Net Cash provided by (used in) Investing Activities	-	32,369.00	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(4,505.00)	-	-	-
Total Other Equity		(4,505.00)	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	(4,505.00)	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$1,091.00	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MANTLE 1952 TOPPSPSA8	#MANTLE 1960 PSA9	#MANTLE52 TOPPSPSA7	#MANTLE54 BOWMAN BASKET	#MANTLE MINT1953
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$7,916.00	$(56,029.39)	$5,330.06	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	(16,391.00)	-	(11,349.30)	-
Impairment Loss on Series	-	-	56,029.39	(22,362.71)	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	(41,389.50)	-	(28,777.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	1,280.50	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	(1,080.50)	-	(1,030.00)	-
Net Cash Flows provided by (used in) Operating Activities	-	(49,664.50)	-	(58,188.95)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	41,189.50	-	52,170.00	-
Proceeds From Sale of Collectable Assets		56,500.00		40,126.30
Net Cash provided by (used in) Investing Activities	-	97,689.50	-	92,296.30	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(48,025.00)	-	(34,107.35)	-
Total Other Equity	-	(48,025.00)	-	(34,107.35)
Net Cash Flows Provided by (Used In) Financing Activities	-	(48,025.00)	-	(34,107.35)	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$1,080.50	$-	$1,030.00	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MARINO 1984ROOKIE CARDBGS10 BASKET	#MARINO MANNING FAVRE JERSEYS	#MAYS 1951 BOWMAN7	#MAYS 1952 PSA8	#MAYS 1959PSA9 BASKET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,232.05)	$(13,705.26)	$(28,650.78)	$(100,067.84)	$888.00
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	(366.00)	-	-	-	(4,668.00)
Impairment Loss on Series	(9,293.75)	13,705.26	28,650.78	100,067.84	-
Other Receivables	-	-	-	-	-
Due from Related Party	(10,286.00)	-	-	-	(23,332.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	(1,062.00)
Net Cash Flows provided by (used in) Operating Activities	(21,177.80)	-	-	-	(28,174.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	19,580.00	-	-	-	24,394.00
Proceeds From Sale of Collectable Assets	10,652.00				28,000.00
Net Cash provided by (used in) Investing Activities	30,232.00	-	-	-	52,394.00

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(9,054.20)	-	-	-	(24,220.00)
Total Other Equity	(9,054.20)	-	-	-	(24,220.00)
Net Cash Flows Provided by (Used In) Financing Activities	(9,054.20)	-	-	-	(24,220.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$1,062.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MAYS1960 PSA9	#MAY WEATHERRC PSA10	#MESSI ROOKIE BASKET	#MIKANRC PHOTO	#MLBAllStar GameTicketRun Collection
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(277.91)	$(4,970.30)	$(17,640.03)	$-	$(12,661.38)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	(2,321.00)	4,271.00	15,390.40	-	-
Impairment Loss on Series	(926.36)	(16,290.30)	(65,649.49)	-	12,661.38
Other Receivables	-	-	-	-	-
Due from Related Party	(15,004.00)	(8,935.00)	(26,641.00)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(1,604.74)	(522.50)	(1,085.00)	-	-
Net Cash Flows provided by (used in) Operating Activities	(20,134.01)	(26,447.10)	(95,625.12)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	17,535.26	25,747.50	93,375.00	-	-
Proceeds From Sale of Collectable Assets	17,325.00	4,664.00	11,250.60	-
Net Cash provided by (used in) Investing Activities	34,860.26	30,411.50	104,625.60	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(14,726.25)	(3,964.40)	(9,000.48)	-	-
Total Other Equity	(14,726.25)	(3,964.40)	(9,000.48)	-	-
Net Cash Flows Provided by (Used In) Financing Activities	(14,726.25)	(3,964.40)	(9,000.48)	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,604.74	$522.50	$1,085.00	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MLBHALL OFFAME BASEBALL	#MONTANA RCPSA10	#MOOKIE BETTS GLOVE	#MPJ Championship Ticket	#MagicBird DrJ1980PSA9 (BH SPORTS)
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(79,573.63)	$(9,059.30)	$(4,239.94)	$(858.98)	$(2,433.83)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	1,799.00	2,042.41	-	(568.00)
Impairment Loss on Series	79,573.63	(17,120.70)	(44,307.81)	858.98	(16,306.37)
Other Receivables	-	-	-	-	-
Due from Related Party	-	(50,199.00)	(16,698.00)	-	(14,443.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	(1,052.50)	-	(1,100.50)
Net Cash Flows provided by (used in) Operating Activities	-	(74,580.00)	(64,255.84)	-	(34,851.70)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	67,320.00	62,057.50	-	31,849.50
Proceeds From Sale of Collectable Assets		48,400.00	14,655.59		15,011.00
Net Cash provided by (used in) Investing Activities	-	115,720.00	76,713.09	-	46,860.50

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(41,140.00)	(12,457.25)	-	(12,008.80)
Total Other Equity	-	(41,140.00)	(12,457.25)	-	(12,008.80)
Net Cash Flows Provided by (Used In) Financing Activities	-	(41,140.00)	(12,457.25)	-	(12,008.80)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$1,052.50	$-	$1,100.50

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Mahomes Bronze Basket	#Mahomes Immaculate 1of1	#Mahomes NT1of1	#Mahomes NT8.5	#Mantle 1952 Bowman PSA8
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(85,508.00)	$(46,812.68)	$(306,193.80)	$(31,959.80)	$2,649.01
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	83,402.00	-	-	27,587.00	(5,869.42)
Impairment Loss on Series	(15,608.00)	46,812.68	306,193.80	(107,080.30)	-
Other Receivables	-	-	-	-	-
Due from Related Party	(97,442.00)	-	-	(56,737.00)	(15,600.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(975.00)	-	-	(1,041.20)	-
Net Cash Flows provided by (used in) Operating Activities	(116,131.00)	-	-	(169,231.30)	(18,820.41)

Cash Flow from Investing Activities
Purchase of Collectable Assets	114,025.00	-	-	164,858.80	15,600.00
Proceeds From Sale of Collectable Assets	14,040.00			29,150.00	21,469.42
Net Cash provided by (used in) Investing Activities	128,065.00	-	-	194,008.80	37,069.42

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(11,934.00)	-	-	(24,777.50)	(18,249.01)
Total Other Equity	(11,934.00)	-	-	(24,777.50)
Net Cash Flows Provided by (Used In) Financing Activities	(11,934.00)	-	-	(24,777.50)	(18,249.01)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$975.00	$-	$-	$1,041.20	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Mantle1953 Bowman8 Basket	#Mantle1953 Topps8	#Mantle 1956 PSA8 Basket	#Mantle1957 ToppsPSA8.5	#Mantle1964 Topps9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,502.00)	$(43,426.65)	$(7,514.00)	$(10,703.64)	$(20,871.17)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	(2,159.00)	-	2,514.00	4,941.00	16,464.00
Impairment Loss on Series	(22,052.25)	43,426.65	-	(12,771.36)	(3,232.33)
Other Receivables	-	-	-	-	-
Due from Related Party	(28,916.00)	-	(27,514.00)	(43,361.00)	(45,844.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(1,016.00)	-	(1,080.50)	(1,084.00)	(1,038.00)
Net Cash Flows provided by (used in) Operating Activities	(56,645.25)	-	(33,594.50)	(62,979.00)	(54,521.50)

Cash Flow from Investing Activities
Purchase of Collectable Assets	51,984.00	-	28,594.50	57,216.00	50,114.50
Proceeds From Sale of Collectable Assets	31,075.00		25,000.00	38,420.00	29,380.00
Net Cash provided by (used in) Investing Activities	83,059.00	-	53,594.50	95,636.00	79,494.50

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(26,413.75)	-	(20,000.00)	(32,657.00)	(24,973.00)
Total Other Equity	(26,413.75)	-		(32,657.00)	(24,973.00)
Net Cash Flows Provided by (Used In) Financing Activities	(26,413.75)	-	(20,000.00)	(32,657.00)	(24,973.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,016.00	$-	$1,080.50	$1,084.00	$1,038.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Mantle1965 Topps9	#Mantle1966 ToppsPSA9 Basket	#Mantle1967 Topps9	#Mantle1968 PSA9Basket	#Mantle1969 Topps9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(18,249.00)	$(12,850.60)	$(3,053.39)	$(2,412.15)	$(14,392.25)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	13,449.00	7,850.00	950.00	(322.00)	11,765.00
Impairment Loss on Series	-	(2,394.65)	(5,174.36)	(17,993.60)	-
Other Receivables	-	-	-	-	-
Due from Related Party	(37,449.00)	(41,185.00)	(15,025.00)	(17,903.00)	(29,280.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(1,250.50)	(1,040.00)	(635.50)	(1,076.50)	(3,060.00)
Net Cash Flows provided by (used in) Operating Activities	(43,499.50)	(49,620.25)	(22,938.25)	(39,707.25)	(34,967.25)

Cash Flow from Investing Activities
Purchase of Collectable Assets	38,699.50	44,620.00	20,834.50	36,973.50	32,340.00
Proceeds From Sale of Collectable Assets	24,000.00	33,335.00	14,025.00	18,225.00	17,515.00
Net Cash provided by (used in) Investing Activities	62,699.50	77,955.00	34,859.50	55,198.50	49,855.00

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(19,200.00)	(28,334.75)	(11,921.25)	(15,491.25)	(14,887.75)
Total Other Equity	(19,200.00)	(28,334.75)	(11,921.25)	(15,491.25)	(14,887.75)
Net Cash Flows Provided by (Used In) Financing Activities	(19,200.00)	(28,334.75)	(11,921.25)	(15,491.25)	(14,887.75)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,250.50	$1,040.00	$635.50	$1,076.50	$3,060.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Mantle51 BowmanSGC7	#Mantle DebutStub	#Maris58 ToppsPSA9	#Mays1951 Photo	#Mays1956 GrayPSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(26,259.92)	$(12,926.20)	$(3,440.15)	$-	$(5,162.68)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	19,819.16	-	473.54	-	(117.00)
Impairment Loss on Series	(19,166.57)	12,926.20	(6,896.46)	-	(21,757.32)
Other Receivables	-	-	-	-	-
Due from Related Party	(62,758.16)	-	(20,247.54)	-	(35,083.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(960.25)	-	(1,100.05)	-	(1,080.00)
Net Cash Flows provided by (used in) Operating Activities	(89,325.74)	-	(31,210.66)	-	(63,200.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	82,884.75	-	28,244.95	-	57,920.00
Proceeds From Sale of Collectable Assets	42,939.00	-	19,774.00		35,200.00
Net Cash provided by (used in) Investing Activities	125,823.75	-	48,018.95	-	93,120.00

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(36,498.01)	-	(16,808.29)	-	(29,920.00)
Total Other Equity	(36,498.01)	-	(16,808.29)		(29,920.00)
Net Cash Flows Provided by (Used In) Financing Activities	(36,498.01)	-	(16,808.29)	-	(29,920.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$960.25	$-	$1,100.05	$-	$1,080.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#MessiMega cracks#71 PSA9	#Michael PorterJr Basket	#Mikan48 Bowman PSA7	#NTBBall WaxBundle	#NadalNet ProGlossy
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(188.73)	$(8,334.53)	$88.75	$(10,646.96)	$(21,917.50)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	7,952.00	(6,509.00)	1,630.61	20,743.00
Impairment Loss on Series	188.73	(20,562.97)	(14,954.75)	(78,599.62)	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	(10,502.00)	(25,591.00)	(61,949.61)	(28,573.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	(1,002.50)	(975.00)	(1,038.50)
Net Cash Flows provided by (used in) Operating Activities	-	(31,447.50)	(47,968.50)	(150,540.58)	(30,786.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	31,065.00	41,548.50	141,525.00	29,611.50
Proceeds From Sale of Collectable Assets		2,550.00	32,100.00	60,319.00	7,830.00
Net Cash provided by (used in) Investing Activities	-	33,615.00	73,648.50	201,844.00	37,441.50

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(2,167.50)	(25,680.00)	(51,303.42)	(6,655.50)
Total Other Equity	-	(2,167.50)	(25,680.00)	(51,303.42)	(6,655.50)
Net Cash Flows Provided by (Used In) Financing Activities	-	(2,167.50)	(25,680.00)	(51,303.42)	(6,655.50)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$1,002.50	$975.00	$1,038.50

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#NegroLeague Legendary CutsBasket	#NolanRyan 1968 Milton BradleyPSA9	#NolanRyan 1968 ToppsPSA8.5	#OVECHKIN THECUP BGS8.5	#OZZIE SMITHRC BGS9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(6,097.73)	$(48,645.41)	$(8,799.75)	$-	$(13,900.90)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	6,342.00	-	12,701.00
Impairment Loss on Series	6,097.73	48,645.41	-	-	(54,009.10)
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	(22,727.00)	-	(20,701.00)
CSA Due From CSAM	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	(1,061.50)	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	(26,246.25)	-	(75,910.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	23,788.50	-	74,710.00
Proceeds From Sale of Collectable Assets			16,385.00		8,000.00
Net Cash provided by (used in) Investing Activities	-	-	40,173.50	-	82,710.00

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	(13,927.25)	-	(6,800.00)
Total Other Equity	-	-	(13,927.25)		(6,800.00)
Net Cash Flows Provided by (Used In) Financing Activities	-	-	(13,927.25)	-	(6,800.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$1,061.50	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Orange Dominguez	#OscarRobertson Cincinnati RoyalsJersey	#OttoGraham1950 BowmanPSA9	#Ovechkin SPAuthBasket9.5	#Ovechkin TheCupBGS GemMint9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(5,968.20)	$-	$-	$(10,631.67)	$(200,788.54)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	4,591.00	-	-	-	-
Impairment Loss on Series	(18,566.20)	-	-	10,631.67	200,788.54
Other Receivables	-	-	-	-	-
Due from Related Party	(13,771.00)	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(3,028.80)	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	(36,743.20)	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	35,366.20	-	-	-	-
Proceeds From Sale of Collectable Assets	9,180.00	-	-
Net Cash provided by (used in) Investing Activities	44,546.20	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(7,803.00)	-	-	-	-
Total Other Equity	(7,803.00)	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	(7,803.00)	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$3,028.80	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#PaulMolitor 1978ToppsPSA10	#PaulPierce 2010AS GJersey	#Pele1958 AmericanaPSA3	#Peyton Manning MVPHelmet	#RICKEY HENDERSONRC PSA10
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(11,888.63)	$-	$(32,657.15)	$(94,329.77)	$(26,535.49)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	8,159.67	-	-	-	13,535.00
Impairment Loss on Series	(18,935.94)	-	32,657.15	94,329.77	(58,664.51)
Other Receivables	-	-	-	-	-
Due from Related Party	(33,019.00)	-	-	-	(93,535.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(1,017.50)	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	(56,701.40)	-	-	-	(165,200.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	52,972.50	-	-	-	152,200.00
Proceeds From Sale of Collectable Assets	24,859.33				80,000.00
Net Cash provided by (used in) Investing Activities	77,831.83	-	-	-	232,200.00

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(21,130.43)	-	-	-	(67,000.00)
Total Other Equity	(21,130.43)	-	-	-	(67,000.00)
Net Cash Flows Provided by (Used In) Financing Activities	(21,130.43)	-	-	-	(67,000.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,017.50	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#RONALDO2002 PANINIFUTEBOL STICKERSPSA10	#RONALDO2003 PANINIMEGA CRAQUESPSA10	#RUTH33 GOUDEYSGC8	#RUTHGEHRIG BALL	#RipkenRookie Jersey&Card Basket
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(38,553.82)	$(103,273.08)	$(256.08)	$(15,016.19)	$(44,652.76)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	5,269.76	-
Impairment Loss on Series	38,553.82	103,273.08	256.08	-	44,652.76
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	(70,243.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	(1,508.28)	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	(81,497.71)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	71,751.72	-
Proceeds From Sale of Collectable Assets				64,973.24
Net Cash provided by (used in) Investing Activities	-	-	-	136,724.96	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	(55,227.25)	-
Total Other Equity	-	-			-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	(55,227.25)	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$1,508.28	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Rodgers Playoff Contenders Green	#Roy Campanella1949 BowmanPSA9	#Ruth1914 Baltimore NewsSGC3	#Sadaharu OhBat	#SandyKoufax1956 ToppsGray BackPSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(10,646.26)	$33,959.20	$36,724.19	$(5,637.40)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	5,730.89	(33,959.00)	(46,380.00)	1,230.00
Impairment Loss on Series	-	(23,100.00)	-	(5,780.44)	(4,944.60)
Other Receivables	-	-	-	-	-
Due from Related Party	-	(38,500.00)	(62,179.00)	(25,250.63)	(30,610.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	7,255.63	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	(2,180.60)	(1,037.50)	(267.50)
Net Cash Flows provided by (used in) Operating Activities	-	(66,515.37)	(64,359.40)	(34,468.75)	(40,229.50)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	61,600.00	64,359.40	24,812.50	35,822.50
Proceeds From Sale of Collectable Assets		32,769.11	96,138.00	64,375.00	29,380.00
Net Cash provided by (used in) Investing Activities	-	94,369.11	160,497.40	89,187.50	65,202.50

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(27,853.74)	(96,138.00)	(54,718.75)	(24,973.00)
Total Other Equity		(27,853.74)	(96,138.00)	(54,718.75)	(24,973.00)
Net Cash Flows Provided by (Used In) Financing Activities	-	(27,853.74)	(96,138.00)	(54,718.75)	(24,973.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$2,180.60	$1,037.50	$267.50

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Satchel Paige48 LeafSGC30	#Seager Orange Refractor Basket	#Serena03 NetProPSA 10Basket	#ShoelessJoe Jackson1915 PSA8	#StephCurry Sneakers
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$2,225.83	$-	$(15,439.00)	$(25,165.42)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	(6,633.00)	-	15,205.00	21,942.05	-
Impairment Loss on Series	(12,192.93)	-	-	(54,065.67)	-
Other Receivables	-	-	-	-	-
Due from Related Party	(22,747.00)	-	(16,765.00)	(43,429.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(1,057.45)	-	(1,017.50)	(1,227.50)	-
Net Cash Flows provided by (used in) Operating Activities	(40,404.55)	-	(18,016.50)	(101,945.54)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	35,997.55	-	17,782.50	98,722.50	-
Proceeds From Sale of Collectable Assets	29,380.00	-	1,560.00	21,486.95	-
Net Cash provided by (used in) Investing Activities	65,377.55	-	19,342.50	120,209.45	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(24,973.00)	-	(1,326.00)	(18,263.91)	-
Total Other Equity	(24,973.00)	-		(18,263.91)
Net Cash Flows Provided by (Used In) Financing Activities	(24,973.00)	-	(1,326.00)	(18,263.91)	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,057.45	$-	$1,017.50	$1,227.50	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#TATIS BOWMAN BLACKLABEL	#TATUM FLAWLESS10	#TIGER PUTTER	#TIGER SPAUTHENTIC BGS9.5	#TigerWoods DebutTicket
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(30,138.75)	$-	$(33,148.52)	$(5,694.90)	$(27,325.97)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	27,829.00	-	14,187.00	3,732.68	-
Impairment Loss on Series	(176,471.25)	-	-	(21,189.24)	27,325.97
Other Receivables	-	-	-	-	-
Due from Related Party	(43,229.00)	-	(213,424.00)	(13,540.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(1,650.00)	-	(1,217.50)	(1,085.00)	-
Net Cash Flows provided by (used in) Operating Activities	(223,660.00)	-	(233,603.02)	(37,776.46)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	221,350.00	-	214,641.50	35,815.00	-
Proceeds From Sale of Collectable Assets	15,400.00	-	199,238.00	9,807.32	-
Net Cash provided by (used in) Investing Activities	236,750.00	-	413,879.50	45,622.32	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(13,090.00)	-	(180,276.48)	(7,845.86)	-
Total Other Equity	(13,090.00)	-	(180,276.48)	(7,845.86)	-
Net Cash Flows Provided by (Used In) Financing Activities	(13,090.00)	-	(180,276.48)	(7,845.86)	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,650.00	$-	$1,217.50	$1,085.00	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#TRAEYOUNG FLAWLESS BGS9	#TYSONRC BGS9BASKET	#Tatum Flawless GoldBGS9.5	#TedWilliams 1939 PlayBall	#TheRock Bumble BeePSA10
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(3,504.85)	$(10,744.44)	$(27,285.00)	$(103.50)	$(1,506.25)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	3,155.00	9,536.00	24,885.00	(5,490.00)	-
Impairment Loss on Series	(8,253.00)	(41,307.96)	(16,885.00)	-	1,506.25
Other Receivables	-		-	-	-
Due from Related Party	(5,487.05)	(17,592.00)	(40,885.00)	(31,800.00)	-
CSA Due From CSAM	-		-	-	-
Reserve - Asset	-		-	-	-
Prepaid Fees and Expenses	-		-	-	-
Prepaid Consignments	-		-	-	-
Taxes Payable	-		-	-	-
Due to Affiliate CTI	-		-	-	-
Due to Affiliate CSAM	-		-	-	-
Consignment Liabilities	-		-	-	-
Sale Payout Liability	-		-	-	-
Other Current Liabilities	(1,050.00)		(1,115.00)	(1,080.00)	-
Net Cash Flows provided by (used in) Operating Activities	(15,139.90)	(60,108.40)	(61,285.00)	(38,473.50)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	14,790.00	58,900.00	58,885.00	32,880.00	-
Proceeds From Sale of Collectable Assets	2,332.00	8,056.00	16,000.00	37,290.00
Net Cash provided by (used in) Investing Activities	17,122.00	66,956.00	74,885.00	70,170.00	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(1,982.20)	(6,847.60)	(13,600.00)	(31,696.50)	-
Total Other Equity			(13,600.00)		-
Net Cash Flows Provided by (Used In) Financing Activities	(1,982.20)	(6,847.60)	(13,600.00)	(31,696.50)	-

Net increase (decrease) in cash	(0.10)	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$(0.10)	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,050.00	$-	$1,115.00	$1,080.00	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Tiger1st EventStub	#Tiger SIforKids	#TimDuncan PMGGreen	#TraeYoung FlawlessGreen BGS9	#Trevor LawrenceLeaf Basket
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(14,098.78)	$(7,133.13)	$(97,463.75)	$(14,331.43)	$(3,920.56)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	11,789.00	-	-	-	3,804.04
Impairment Loss on Series	(65,762.22)	7,133.13	97,463.75	14,331.43	(6,720.73)
Other Receivables	-		-	-	-
Due from Related Party	(27,189.00)	-	-	-	(4,579.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	(999.50)	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	(96,260.50)	-	-	-	(11,416.25)

Cash Flow from Investing Activities
Purchase of Collectable Assets	93,950.50	-	-	-	11,300.00
Proceeds From Sale of Collectable Assets	15,400.00		-		774.96
Net Cash provided by (used in) Investing Activities	109,350.50	-	-	-	12,074.96

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(13,090.00)	-	-	-	(658.71)
Total Other Equity	(13,090.00)			-	(658.71)
Net Cash Flows Provided by (Used In) Financing Activities	(13,090.00)	-	-	-	(658.71)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$999.50	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Trout Finest Super fractor	#UNITAS1965 JERSEY	#Unitas PSA8	#WILTCHAMBER LAIN61PSA9	#Warren Spahn1948 LeafPSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(77,930.74)	$-	$(5,631.89)	$-	$23,073.86
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	4,402.72	-	(33,310.70)
Impairment Loss on Series	77,930.74	-	(8,604.67)	-	(41,313.55)
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	(12,595.00)	-	(51,437.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	(22,428.84)	-	(102,987.39)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	21,200.00	-	92,750.00
Proceeds From Sale of Collectable Assets			8,192.28		84,747.70
Net Cash provided by (used in) Investing Activities	-	-	29,392.28	-	177,497.70

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	(6,963.44)	-	(74,510.31)
Total Other Equity	-		(6,963.44)	-	(74,510.31)
Net Cash Flows Provided by (Used In) Financing Activities	-	-	(6,963.44)	-	(74,510.31)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#Wilt Chamberlain1961 FleerRCPSA9	#Wilt Chamberlain 61PSA9	#YASTRZEMSKIR C9BASKET	#YaoDuncanDirk TripleLogoman	#ZION RPABGS9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(146,130.66)	$-	$-	$(10,687.50)	$(37,730.89)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	146,130.66	-	-	10,687.50	37,730.89
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets			-		-
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Total Other Equity	-		-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 2023

	#ZionPrizms BlueBGS10	CSA	CONSOLIDATED
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(7,162.12)	$247.70	$(6,515,950.57)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	6,142.00	-	269,758.50
Impairment Loss on Series	(20,317.88)	-	2,037,415.67
Other Receivables	-	-	-
Due from Related Party	(6,142.00)	68,719.33	(6,948,264.57)
CSA Due From CSAM	-	270,739.66	270,739.66
Reserve - Asset	-	-	500.00
Prepaid Fees and Expenses	-	-	-
Prepaid Consignments	-	-	-
Taxes Payable	-	-	84,770.66
Due to Affiliate CTI	-	(858,532.34)	(858,532.34)
Due to Affiliate CSAM	-	-	-
Consignment Liabilities	-	-	-
Sale Payout Liability	-	37,099.45	37,099.45
Other Current Liabilities	(5,100.00)	-	(131,707.73)
Net Cash Flows provided by (used in) Operating Activities	(32,580.00)	(481,726.20)	(11,754,171.27)

Cash Flow from Investing Activities
Purchase of Collectable Assets	31,560.00	-	10,687,440.60
Proceeds From Sale of Collectable Assets	5,100.00		6,679,953.58
Net Cash provided by (used in) Investing Activities	36,660.00	-	17,367,394.18

Cash Flows From Financing Activities:
Capital Contributions	-	-	(110,000.00)
Distributions to equity holders	(4,080.00)	-	(5,984,949.21)
Total Other Equity	(4,080.00)	-	$(6,094,949.21)
Net Cash Flows Provided by (Used In) Financing Activities	(4,080.00)	-	(6,094,949.21)

Net increase (decrease) in cash	-	(481,726.20)	(481,726.30)

Cash at Beginning of Period	-	490,459.91	490,459.91

Cash at End of Period	$-	$8,733.71	$8,733.61

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$5,100.00	$-	$131,707.73

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-

COLLECTABLE SPORTS ASSETS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2024 AND 2023

NOTE 1: NATURE OF OPERATIONS

Collectable Sports Assets LLC (the “Company”) is a series limited liability company formed on January 16, 2020 pursuant to the Delaware Limited Liability Company Act. The Company was formed to engage in the business of acquiring and managing a collection of investment grade memorabilia or Collectables (the “Collectable Assets” or “Assets”). The Company has created separate series of the Company (each, a “Series”), and that each Collectable Asset will be owned by a separate Series and that the assets and liabilities of each Series will be separate in accordance with Delaware law. Investors acquire membership interests (the “Interests”) in each Series and will be entitled to share in the return of that series but will not be entitled to share in the return of any other series.

CS Asset Manager, LLC is the manager of the Company (the “Manager”) and serves as the asset manager for the Collectable Assets issued by the Company and each Series (the “Asset Manager”). The Series acquire the Collectable Assets from the Manager and develop the financial, offering and other materials to begin offering the Interests through a mobile app-based investment platform called Collectable (the “Collectable Platform”).

The Company sells Interests in a number of separate individual Series. Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing of an offering related to that series are a Collectable Asset (plus any cash reserves for future operating expenses). All voting rights, except as specified in the Operating Agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Collectable Asset, determining how to best commercialize the applicable Collectable Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the operating agreement of the Company, as amended and restated from time to time (the “Operating Agreement”).

Operating Agreement

General

In accordance with the Operating Agreement, each interest holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Voting Rights

The Manager has broad authority to act with respect to the Company and any Series. Interest holders do not have any voting rights as an interest holder in the Company or a Series except with respect to:

I.	the removal of the Manager;

II.	the dissolution of the Company upon the for-cause removal of the Managing Member;

III.	an amendment to the Operating Agreement that would adversely affect the rights of an interest holder in any material respect;

IV.	reduce the voting percentage required for any action to be taken by the holders of Interests in the Company under the Operating Agreement;

V.	change the situations in which the Company and any Series can be dissolved or terminated;

VI.	change the term of the Company (other than the circumstances provided in the Operating Agreement); or

VII.	give any person the right to dissolve the Company.

When entitled to vote on a matter, each interest holder will be entitled to one vote per Interest held by the interest holder on all matters submitted to a vote of the interest holders of an applicable Series or of the interest holders of all Series of the Company, as applicable. The removal of the Manager as manager of the Company and all Series must be approved by two thirds of the votes that may be cast by all interest holders in any Series. All other matters to be voted on by the interest holders must be approved by a majority of the votes cast by all interest holders in any Series present in person or represented by proxy.

Free Cash Flow Distributions

The Manager has sole discretion in determining what distributions of free cash flow, if any, are made to holders of Interests of each Series. Free cash flow consists of the net income (as determined under accounting principles generally accepted in the United States of America (“U.S. GAAP”) generated by such Series plus any change in net working capital and depreciation and amortization (and any other non-cash operating expenses) and less any capital expenditures related to the Collectable Asset related to such Series. The Manager may maintain free cash flow funds in a deposit account or an investment account for the benefit of the Series.

˗	Any free cash flow generated by a Series from the utilization of the Collectable Asset related to such Series shall be applied within the Series in the following order of priority:

˗	repay any amounts outstanding under Operating Expenses plus accrued interest;

˗	thereafter to create such reserves as the Manager deems necessary, in its sole discretion, to meet future operating expenses;

˗	thereafter by way of distribution to holders of the Interests of such Series (net of corporate income taxes applicable to the Series), which may include asset sellers of the Collectable Asset related to such Series or the Manager or any of its affiliates.

Manager’s Interest

At the closing of each offering, and unless otherwise set forth in the applicable Series designation, the Manager shall acquire a minimum of 0.5% and no maximum of interests sold in connection with each offering (of which the Manager may sell all or any portion from time to time following the closing of such offering) for the same price per share offered to all other potential investors.

Asset Management Fees

As consideration for managing each Underlying Asset, the Manager may be paid a monthly Management Fee pursuant to the Asset Management Agreement. On applicable offerings, the Manager will assess a Management Fee of not more than 2% (annualized) of the Carrying Value of the Collectable Asset. The Carrying Value is calculated monthly based upon the Series’ volume weighted average price (VWAP) value over the preceding month. This only applies to months where the Series was trading for the entirety of the month.

To date, no Management Fees have been paid by any Series but may elect to withhold the cash associated with the Management Fee upon the sale of the Underlying Asset before distributing the remaining sales proceeds to the Shareholders.

Asset Dispositions

As consideration for facilitating a sale of an Underlying Asset of a Series, the Manager may receive a disposition fee of up to 5% of the sales price of an asset.

The Company received purchase offers for the underlying assets of the Collectable Assets listed in the tables below. Per the terms of the Operating Agreement, the Company, together with the Manager’s Advisory Board evaluated the offers and determined it was in the interest of the unitholders to sell the Collectable Asset.

For the year ending December 31, 2024, the Company did not sell any assets from the platform. For the year ending December 31, 2023, the Company sold (112) one hundred twelve Assets for a price of $6,679,953 and a Net Gain(Loss) on Sale of Assets of $(269,759).

Concentration of Risk

As of December 31, 2024, the Company had cash and cash equivalents in certain financial institutions none in excess of federally insured levels. The Company diversifies its cash and cash equivalents with several banking institutions in an attempt to minimize exposure to any one of these institutions. The Company regularly monitors the financial stability of these financial institutions along with the balances there on deposit to minimize the Company’s potential risk and believes that it is not exposed to any significant credit risk in cash and cash equivalents.

The Company holds cash accounts at several institutions none in excess of the Federal Deposit Insurance Corporation (the “FDIC”) protection limits of $250,000. The Company’s exposure to credit loss in the event of the failure of these institutions is represented by the difference between the FDIC protection limit and the total amount on deposit. At December 31, 2024 the Company’s cash accounts did not exceed federally insured limits.

The table below shows the Series sold in 2023.

Series Name	Date of Sale	Sales Price	Cost Basis	Net Gain
#RUTH1914BALTIMORENEWSSGC3	1/18/2023	$96,138	$62,179	$33,959
#ERUZIONE1980MIRACLEONICEGOLDJERSEY	1/27/2023	$725,000	$438,414	$286,586
#KOBE1997AIRBALLGAMEUSEDSHOES	3/29/2023	$100,000	$131,500	$(31,500)
#MAYS1959PSA9BASKET	4/3/2023	$28,000	$23,332	$4,668
#HONUSWAGNER1910PSA5	4/7/2023	$90,000	$100,680	$(10,680)
#MESSIROOKIEBASKET	4/7/2023	$11,251	$26,641	$(15,390)
#CrosbyWinterClassicSkates	4/7/2023	$3,771	$11,827	$(8,056)
#Brady01TicketBooklet	4/7/2023	$4,960	$1,649	$3,311
#TIGERSPAUTHENTICBGS9.5	4/7/2023	$9,807	$13,540	$(3,733)
#BELLINGERORANGEBGS9.5	4/8/2023	$3,312	$5,483	$(2,171)
#DONOVANMITCHELLNT9.5	4/8/2023	$5,355	$15,469	$(10,114)
#GLEYBERTORRESORANGE9.5	4/8/2023	$1,820	$2,652	$(832)
#GRIFFEY89UPPERDECKSGCGOLD	4/8/2023	$4,550	$8,445	$(3,895)
#JACKIELEAF3.5	4/8/2023	$14,900	$21,036	$(6,136)
#JOKICREFRACTOR1OF1	4/8/2023	$7,250	$16,654	$(9,404)
#LBJKOBETOPPSBASKET	4/8/2023	$6,155	$9,335	$(3,180)
#MAGICBIRDDRJ1980PSA9	4/8/2023	$15,011	$14,443	$568
#MANTLE1965TOPPS9	4/8/2023	$24,000	$37,449	$(13,449)
#MIKAN48BOWMANPSA7	4/8/2023	$32,100	$25,591	$6,509
#ZIONPRIZMSBLUEBGS10	4/8/2023	$5,100	$11,242	$(6,142)
#NTBBallWaxBundle	4/8/2023	$60,319	$61,950	$(1,631)

Series Name	Date of Sale	Sales Price	Cost Basis	Net Gain
#MANTLE1956PSA8BASKET	4/26/2023	$25,000	$27,514	$(2,514)
#TIGERPUTTER	5/2/2023	$199,238	$213,425	$(14,187)
#RICKEYHENDERSONRCPSA10	5/3/2023	$80,000	$93,535	$(13,535)
#RUTHGEHRIGBALL	5/12/2023	$64,973	$70,243	$(5,270)
#COBBMINTE98	5/12/2023	$209,044	$242,555	$(33,511)
#MOOKIEBETTSGLOVE	5/12/2023	$14,656	$16,698	$(2,042)
#MANTLE1952BOWMANPSA8	5/12/2023	$21,469	$15,600	$5,869
#COBBVINTAGET206PHOTO	5/12/2023	$19,774	$33,518	$(13,744)
#JORDANSIGNEDPROFESSIONALBAT	5/12/2023	$16,185	$7,637	$8,548
#CLEMENTEWHITE&GRAYBASKET	5/12/2023	$89,268	$60,904	$28,364
#1969TOPPSBASKETBALLSET	5/12/2023	$163,846	$102,195	$61,651
#DIMAGGIO1933BAT	5/12/2023	$33,899	$57,913	$(24,014)
#Maris58ToppsPSA9	5/12/2023	$19,774	$20,248	$(474)
#Clemente65-68Bat	5/12/2023	$32,769	$29,704	$3,065
#UnitasPSA8	5/12/2023	$8,192	$12,595	$(4,403)
#AARONDECADEBASKET	5/12/2023	$66,171	$71,298	$(5,127)
#ALKALINE1954TOPPSPSA9	5/12/2023	$36,159	$20,834	$15,325
#HARMONKILLEBREW1955TOPPSPSA9	5/12/2023	$24,859	$22,654	$2,205
#1959TOPPSBASEBALLSET	5/12/2023	$54,239	$59,078	$(4,839)
#RoyCampanella1949BowmanPSA9	5/12/2023	$32,769	$38,500	$(5,731)
#LOUGEHRIGRCPHOTO	5/12/2023	$25,989	$46,410	$(20,421)
#WarrenSpahn1948LeafPSA9	5/12/2023	$84,748	$51,437	$33,311
#PaulMolitor1978ToppsPSA10	5/12/2023	$24,859	$33,019	$(8,160)
#CassiusClaySonyListonUPIType1	5/12/2023	$3,729	$22,729	$(19,000)
#Mantle51BowmanSGC7	5/12/2023	$42,939	$62,758	$(19,819)
#BobbyOrrBruinsJersey	5/24/2023	$399,000	$302,984	$96,016
#DURANTCHROMEREFRACTORPSA10	6/3/2023	$5,650	$10,644	$(4,994)
#TATISBOWMANBLACKLABEL	6/5/2023	$15,400	$43,229	$(27,829)
#MONTANARCPSA10	6/5/2023	$48,400	$50,199	$(1,799)
#LeBronBlackDiamond	6/5/2023	$13,900	$32,380	$(18,480)
#KobeLeBronJordanMagicQuadAuto	6/5/2023	$37,400	$39,459	$(2,059)
#SadaharuOhBat	6/11/2023	$64,375	$17,995	$46,380
#JimmieFoxx1938Bat	6/11/2023	$90,125	$73,884	$16,241
#DONCICBLUEPSA10	6/12/2023	$11,550	$27,845	$(16,295)
#TRAEYOUNGFLAWLESSBGS9	6/12/2023	$2,332	$5,487	$(3,155)
#AARON1954PSA8.5	6/12/2023	$187,000	$122,000	$65,000
#MahomesNT8.5	6/12/2023	$29,150	$56,737	$(27,587)
#JordanLeBronMagicTripleSigs	6/12/2023	$22,550	$28,772	$(6,222)
#JORDANFLEER86SGC10	6/12/2023	$57,750	$81,745	$(23,995)
#Serena03NetProPSA10Basket	6/12/2023	$1,560	$16,765	$(15,205)
#Clemente1955PSA8	6/13/2023	$66,000	$83,637	$(17,637)
#Mays1956GrayPSA9	6/18/2023	$35,200	$35,083	$117
#TysonRCBGS9Basket	6/19/2023	$8,056	$17,592	$(9,536)
#MayweatherRCPSA10	6/19/2023	$4,664	$8,935	$(4,271)
#TrevorLawrenceLeafBasket	6/19/2023	$775	$4,579	$(3,804)
#TatumFlawlessGoldBGS9.5	6/22/2023	$16,000	$40,885	$(24,885)
#MichaelPorterJrBasket	6/24/2023	$2,550	$10,502	$(7,952)

Series Name	Date of Sale	Sales Price	Cost Basis	Net Gain
#DWADEULTIMATE	6/26/2023	$7,560	$12,846	$(5,286)
#LBJEXQUISITE	6/26/2023	$360,000	$789,992	$(429,992)
#BradyBowman10	6/26/2023	$9,990	$16,339	$(6,349)
#03ToppsChromeWax	6/26/2023	$8,910	$15,849	$(6,939)
#NadalNetProGlossy	6/26/2023	$7,830	$28,573	$(20,743)
#BRADYDEBUTTICKET	6/27/2023	$15,400	$64,255	$(48,855)
#18-19BASKETBALLGROWTHBASKET	7/1/2023	$6,378	$21,048	$(14,671)
#BETTSGOLDREFRACTORBASKET	7/1/2023	$21,856	$50,671	$(28,815)
#BettsBlueRefractorBasket	7/2/2023	$6,025	$6,223	$(198)
#JETERFOILRCBASKETBGS9.5	7/4/2023	$8,268	$20,581	$(12,313)
#ACUNAGOLD9.5	7/4/2023	$13,750	$16,079	$(2,329)
#MAGICBIRDDRJPSA8BASKET	7/4/2023	$5,300	$5,703	$(403)
#ELWAY1984ROOKIECARDPSA10BASKET	7/4/2023	$11,070	$14,648	$(3,578)
#MARINO1984ROOKIECARDBGS10BASKET	7/4/2023	$10,652	$10,286	$366
#Tiger1stEventStub	7/4/2023	$15,400	$27,189	$(11,789)
#KAWHIBASKET	7/9/2023	$5,192	$14,371	$(9,179)
#OrangeDominguez	7/9/2023	$9,180	$13,771	$(4,591)
#MahomesBronzeBasket	7/10/2023	$14,040	$97,442	$(83,402)
#OZZIESMITHRCBGS9.5	7/11/2023	$8,000	$20,701	$(12,701)
#TEDWILLIAMS1939PLAYBALL	7/14/2023	$37,290	$31,800	$5,490
#JackieRobinson53Topps8	7/14/2023	$27,120	$53,890	$(26,770)
#SatchelPaige48LeafSGC30	7/14/2023	$29,380	$22,747	$6,633
#ShoelessJoeJackson1915PSA8	7/14/2023	$21,487	$43,429	$(21,942)
#MANTLE1960PSA9	7/14/2023	$56,500	$40,109	$16,391
#1909E95SGCSet	7/14/2023	$15,255	$22,594	$(7,339)
#MANTLE1964TOPPS9	7/14/2023	$29,380	$45,844	$(16,464)
#Mantle1957ToppsPSA8.5	7/14/2023	$38,420	$43,361	$(4,941)
#MANTLE1969TOPPS9	7/14/2023	$17,515	$29,280	$(11,765)
#SandyKoufax1956ToppsGrayBackPSA9	7/14/2023	$29,380	$30,610	$(1,230)
#KOUFAXPSA8	7/14/2023	$24,860	$25,865	$(1,005)
#NolanRyan1968ToppsPSA8.5	7/14/2023	$16,385	$22,727	$(6,342)
#1980ToppsBasketballWax	7/15/2023	$32,770	$54,035	$(21,265)
#MAYS1960PSA9	7/17/2023	$17,325	$15,004	$2,321
#Mantle1968PSA9Basket	7/17/2023	$18,225	$17,903	$322
#GaryCarter1975PSA10Basket	7/17/2023	$32,175	$39,000	$(6,825)
#MANTLE1967TOPPS9	7/17/2023	$14,025	$14,975	$(950)
#AcunaBowman10Basket	7/30/2023	$33,354	$40,761	$(7,407)
#ERLINGHAALANDPSA10BASKET	8/13/2023	$4,191	$14,560	$(10,369)
#Mantle54BowmanBasket	8/19/2023	$40,126	$28,777	$11,349
#Mantle1966ToppsPSA9Basket	8/19/2023	$33,335	$41,185	$(7,850)
#Mantle1953Bowman8Basket	8/19/2023	$31,075	$28,916	$2,159
#Gretzky1981SportsIllustratedCoverCGC9.4	8/19/2023	$22,600	$31,600	$(9,000)
#ChamberlainPhilaJersey59-60	8/21/2023	$1,687,739	$1,334,250	$353,489
#ANDRE&HULKWRESTLINGBASKET	10/1/2023	$62,506	$46,072	$16,434
Total		$6,679,953	$6,949,711	$(269,759)

NOTE 2: LIQUIDITY AND GOING CONCERN – NEED TO UPDATE

CSA and its Series incur certain Operating Expenses. If the Operating Expenses for CSA or a particular Series (as described above in Item 1 “Operating Expenses”) exceed the amount of revenue generated from the Underlying Asset of such Series and cannot be covered by any Operating Expense reserves on the balance sheet of the Series, the Manager or Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series, on which the Manager of Asset Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future gains generated by the Underlying Asset related to such Series, and, or (c) cause additional Interest to be issued in the Series in order to cover such additional amounts.

If CSA or its Series do not have sufficient liquidity to cover its Operating Expenses, and the Manager does not have the liquidity to cover the Operating Expenses associated with CSA or the Series pursuant to the Operating Agreement, CSA and the Series will be unable to pay its expenses. Current and future market conditions may negatively affect the fair value of Collectable assets. As of December 31, 2022, given the existing liquidity and projected cash flow of CSA, and our Manager, we feel substantial doubt exists about CSA’s and the Series’ ability to continue as a going concern within one year after the date that the financial statements are issued. We are exploring various avenues of reducing operating costs, including layoffs. We cannot provide any assurance that these plans will be successful; however, we have a committed investor as of 8/22/2023 who’s working to rebrand and put life back into the company. 2024 was an evaluation and assessment period for the Company. The Company plans on rolling out the next phase of the Company in the second half of 2025.

There can be no assurances that CSA, any particular series or the Manager can cover the costs. Furthermore, no assurances can be given that our plans to address our liquidity concerns will be successful. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern. The consolidated financial statements and each listed Series’ financial statements do not include any adjustments that might result from this uncertainty.

NOTE 3: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The accounting and reporting policies of the Company conform to U.S. GAAP. The Company adopted the calendar year as its basis of reporting.

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with U.S. GAAP, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued.

The accompanying consolidated financial statements include the accounts of Collectable Sports Assets, LLC as well as each of its Series required to be consolidated under U.S. GAAP. Significant intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires our manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash

The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of December 31, 2024 and 2023, the Company had $8,768 and $8,734 of cash on hand respectively.

Prepaid Consignments

Prepaid consignments represent payments made to Consignors for the cash portion of the consignment in advance of the escrow closing. As of December 31, 2024, there were no prepaid consignments. As of December 31, 2023, there were no prepaid consignments.

Collectable Assets and other Sports Memorabilia

The Collectable Assets are recorded at cost. The cost of the Collectable Asset includes the purchase price, including any deposits for the asset funded by the Manager and acquisition expenses, which include all fees, costs and expenses incurred in connection with the evaluation, discovery, investigation, development and acquisition of the asset related to each series incurred prior to the closing, including brokerage and sales fees and commissions, appraisal fees, research fees, transfer taxes, third-party industry and due diligence experts, auction house fees and travel and lodging for inspection purposes.

The Company treats the Collectable Assets as long-lived assets, and the Collectable Assets will be subject to an annual test for impairment and will not be depreciated or amortized. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge may be recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

The Manager annually evaluates each asset’s carrying value compared to the current market value of the asset to determine if an adjustment is needed to be recorded, in accordance with the accounting principles generally accepted in the United States of America. To measure the value of the assets and test for impairment the Company uses the market capitalization based on the VWAP (volume weighted average price).

The following table sets forth Series which met the criteria for impairment and have recorded an Impairment loss totaling $915,976 during 2024 and $5,551,436 during 2023.

		2023			2024
Series Name	Escrow Closing Date	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis
#03ExquisiteBox	23-Aug-21	60,807	(23,835)	36,972	36,972		36,972
#1964KOUFAXJERSEY	04-Jun-21	411,566	(53,158)	358,408	358,408		358,408
#1986WAX	16-Feb-21	180,811	(73,730)	107,080	107,080		107,080
#2000PLAYOFFCONTENDERSWAX	09-Mar-21	23,583	(15,474)	8,108	8,108		8,108
#48LeafRuthSGC8	30-Sep-21	44,575	(27,104)	17,471	17,471		17,471
#49BowmanJackieAuto	12-Aug-22	50,202	-	50,202	50,202		50,202
#96SkyboxE-X2000Wax	01-Jun-22	20,167	(11,764)	8,402	8,402		8,402
#AlexRodriguez09WSUniform	06-Jan-22	60,862	(33,254)	27,608	27,608		27,608
#AliRookieCardBVG8	10-Aug-21	16,967	(1,868)	15,099	15,099	(76)	15,023
#ALIWBCBELT	21-Dec-20	427,757	(39,677)	388,080	388,080	(94,080)	294,000
#ANDRETHEGIANT	06-May-21	10,774	(273)	10,500	10,500	(8,420)	2,080

		2023			2024
Series Name	Escrow Closing Date	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis
#BabeRuthBowsOutPhoto	07-Mar-22	49,843	(10,408)	39,435	39,435	(6,434)	33,001
#BRADY2000SPXSPECTRUMBGS9.5	09-Mar-22	282,356	(234,085)	48,271	48,271		48,271
#BradyChampionshipTicket	23-Nov-21	869,169	(670,353)	198,815	198,815		198,815
#BRADYPLAYOFFCONTENDERSBASKET	08-Apr-21	92,269	(58,974)	33,295	33,295		33,295
#BRADYROOKIE	12-Feb-21	58,575	(13,793)	44,783	44,783		44,783
#CHAMBERLAINHSUNIFORM	13-Jan-21	319,250	-	319,250	319,250	(51,206)	268,044
#CharlesBarkleySunsJersey	01-Jun-22	139,796	(1,883)	137,914	137,914	(95,940)	41,974
#ChicagoBullsDynastyHardwood	03-Nov-21	143,307	(70,448)	72,859	72,859		72,859
#ChrisBoshGameWornRaptorsSneakers	19-Oct-21	4,669	(1,434)	3,234	3,234	(1,646)	1,588
#CristianoRonaldoRC1of1	08-Nov-21	81,183	(23,274)	57,909	57,909		57,909
#CROSBYTHECUPBASKET	28-Apr-21	139,083	(66,699)	72,384	72,384	(28,523)	43,861
#CurryGoldToppsPSA10	23-Aug-22	32,000	(12,002)	19,998	19,998		19,998
#DaveBingSigned50GreatestNBAPlayersLithograph	04-Apr-22	40,280	(13,652)	26,628	26,628		26,628
#EddiePlankT206PSA4	30-Nov-21	241,001	(3,347)	237,654	237,654	(37,844)	199,810
#EmbiidFirst50PointGameJersey	27-Apr-22	10,046	(1,177)	8,869	8,869		8,869
#EMMITTSMITH10KJERSEY	22-Feb-21	31,763	(4,916)	26,847	26,847		26,847
#EMMITTSMITHMVPBASKET	16-Feb-21	52,711	(5,180)	47,531	47,531	(29,250)	18,281
#Giannis48PointGameSneakers	01-Nov-21	17,783	(6,852)	10,931	10,931	(6,305)	4,626
#GIANNISGOLDIMMACULATE	15-Mar-21	39,708	(30,876)	8,832	8,832		8,832
#Gretzky1979Topps9	06-Jan-22	57,345	(37,115)	20,230	20,230		20,230
#GRETZKYOPEECHEE1979	07-Apr-21	69,400	(11,558)	57,842	57,842		57,842
#HamiltonChromeOrangeSapphire	23-Jun-22	13,386	(1,121)	12,264	12,264	(354)	11,911
#JackieRobinson1952ToppsPSA8.5	03-Nov-21	575,225	(314,202)	261,023	261,023		261,023
#JACKIEROBINSONAUTOBAT	21-Dec-20	69,252	(35,184)	34,069	34,069		34,069
#JORDAN86FLEERBGS9.5BASKET	06-Jan-22	67,892	(12,454)	55,438	55,438		55,438
#JordanExquisite8.5Flashback	06-Apr-22	95,297	(50,125)	45,172	45,172		45,172
#JORDANEXQUISITEBGS8	01-Jun-21	28,586	(15,239)	13,347	13,347		13,347
#JordanLeBronSignoftheTimes	14-Jun-21	76,098	(27,406)	48,692	48,692	(2,482)	46,210
#JORDANROOKIEJERSEY	26-Feb-21	244,645	(86,577)	158,068	158,068	(18,890)	139,178
#JustinHerbertHiddenTreasureRPA	27-Sep-21	32,723	(20,564)	12,159	12,159		12,159
#KareemPointsRecordBall	03-Feb-22	128,040	(79,898)	48,143	48,143	(24,670)	23,473
#KevinDurantHSJersey	23-Sep-21	117,813	(61,063)	56,750	56,750	(35,469)	21,281
#KobeBlackHistoryMonthFinalSeasonShoes	25-Apr-22	48,154	(15,874)	32,279	32,279	(19,286)	12,993
#KobeBryant2001WarmUpJacket	28-Jan-22	73,454		73,454	73,454		73,454
#KobeBryantFirstWhite#24Jersey	30-Sep-21	324,874	(160,256)	164,618	164,618	(41,761)	122,857
#KobeBryantRoyalBlueJordanSneakers	30-Sep-21	39,448	(24,178)	15,270	15,270		15,270
#KobeFinalSeasonSneakers	23-Sep-21	20,787	(867)	19,920	19,920		19,920
#KOBEREEBOKIVERSONRETROS	07-Jul-21	26,854	(6,011)	20,844	20,844		20,844
#KOUFAX55PSA9	26-May-21	392,100	(185,228)	206,872	206,872	(50,652)	156,220
#LEBRONBLACKREFRACTOR	28-Jan-21	79,994	(50,836)	29,158	29,158		29,158
#LEBRONCREDENTIALS	06-Apr-22	44,762	(8,800)	35,961	35,961		35,961
#LEBRONEMBLEMSOFENDORSEMENT	23-Apr-21	61,068	(45,045)	16,022	16,022		16,022
#LeBronMeloBosh2008TripleLogoMan	01-Nov-21	77,570	(38,852)	38,719	38,719		38,719
#LeBronMeloDualLogoman	08-Jul-21	383,792	(299,640)	84,152	84,152		84,152
#LEBRONMELOWADETRIORC	15-Apr-21	90,759	(43,369)	47,390	47,390	(5,195)	42,195
#LeBronRookieShoes	07-Apr-22	356,284	(237,258)	119,027	119,027		119,027
#LEBRONULTIMATE	26-May-21	66,010	(26,496)	39,514	39,514		39,514
#LukaRookieJersey	13-Jul-21	360,272	(158,087)	202,185	202,185	(74,887)	127,298
#LukaWhiteSparkle	23-Jul-21	280,516	(103,841)	176,675	176,675		176,675
#MAGICBIRDLOGOMAN	04-Jun-21	222,042	(183,582)	38,460	38,460		38,460
#MahomesImmaculate1of1	01-Jun-21	113,936	(46,813)	67,123	67,123		67,123

		2023			2024
Series Name	Escrow Closing Date	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis
#MahomesNT1of1	16-Nov-21	618,966	(306,194)	312,772	312,772		312,772
#Mantle1953Topps8	07-Sep-21	100,771	(43,427)	57,345	57,345		57,345
#MANTLE52TOPPSPSA7	02-Apr-22	316,000	(56,029)	259,971	259,971	(17,537)	242,434
#MantleDebutStub	26-Apr-22	31,514	(12,926)	18,587	18,587		18,587
#MARINOMANNINGFAVREJERSEYS	07-May-21	36,429	(13,705)	22,724	22,724	(3,246)	19,478
#MAYS1951BOWMAN7	26-May-21	70,153	(28,651)	41,502	41,502	(1,014)	40,488
#MAYS1952PSA8	25-Jun-21	224,985	(100,068)	124,917	124,917	(43,365)	81,551
#MessiMegacracks#71PSA9	08-Jun-21	33,939	(189)	33,750	33,750	(19,688)	14,063
#MLBALLSTARGAMETICKETRUNCOLLECTION	30-Mar-22	22,269	(12,661)	9,607	9,607		9,607
#MLBHALLOFFAMEBASEBALL	18-May-21	235,219	(79,574)	155,646	155,646	(55,030)	100,616
#MPJChampionshipTicket	09-Jul-21	2,864	(859)	2,005	2,005	(39)	1,966
#NegroLeagueLegendaryCutsBasket	01-Nov-21	32,198	(6,098)	26,100	26,100	(136)	25,964
#NolanRyan1968MiltonBradleyPSA9	11-Apr-22	126,190	(48,645)	77,545	77,545		77,545
#OVECHKINSPAUTHBASKET9.5	06-Apr-22	24,619	(10,632)	13,988	13,988		13,988
#OvechkinTheCupBGSGemMint9.5	06-Jul-22	321,901	(200,789)	121,113	121,113		121,113
#PaulPierce2010ASGJersey	19-Oct-21	4,089	-	4,089	4,089		4,089
#Pele1958AmericanaPSA3	19-May-22	76,224	(32,657)	43,567	43,567	(3,961)	39,606
#PeytonManningMVPHelmet	01-Oct-21	170,290	(94,330)	75,960	75,960		75,960
#RipkenRookieJersey&CardBasket	02-May-22	122,973	(44,653)	78,321	78,321		78,321
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	18-Apr-22	64,686	(38,554)	26,132	26,132		26,132
#RONALDO2003PANINIMEGACRAQUESPSA10	16-Feb-22	153,740	(103,273)	50,466	50,466		50,466
#Ruth33GoudeySGC8	06-May-21	140,860	(256)	140,604	140,604		140,604
#TheRockBumbleBeePSA10	10-Aug-21	20,485	(1,506)	18,979	18,979		18,979
#TIGERSIFORKIDS	19-Mar-21	23,785	(7,133)	16,652	16,652	(2,677)	13,975
#TigerWoodsDebutTicket	12-May-22	37,867	(27,326)	10,541	10,541		10,541
#TimDuncanPMGGreen	23-Sep-21	226,570	(97,464)	129,106	129,106	(12,512)	116,594
#TraeYoungFlawlessGreenBGS9	08-Jul-21	15,875	(14,331)	1,544	1,544	(274)	1,270
#TROUTFINESTSUPERFRACTOR	25-Oct-21	114,628	(77,931)	36,697	36,697		36,697
#UNITAS1965JERSEY	08-Mar-21	165,900	-	165,900	165,900	(119,975)	45,925
#WILTCHAMBERLAIN1961FLEERRCPSA9	01-Apr-22	289,383	(146,131)	143,253	143,253		143,253
#YAODUNCANDIRKTRIPLELOGOMAN	26-Apr-22	49,163	(10,688)	38,475	38,475		38,475
#ZIONRPABGS9	16-Feb-21	52,430	(37,731)	14,699	14,699	(3,151)	11,549
TOTAL		$12,518,203	$(5,551,436)	$6,966,767	$6,966,767	$(915,976)	$6,050,791

Acquisition expenses are typically paid for in advance by the Manager and are reimbursed by the Series from the proceeds of the offering. The Series also distributes the appropriate amounts for the brokerage fee and, if applicable, the sourcing fee, using cash from the offering.

Acquisition expenses related to a particular Series that are incurred prior to the closing of an offering are initially funded by the Manager but will be reimbursed with the proceeds from an offering related to such Series, to the extent described in the applicable offering document.

To the extent that certain expenses are anticipated prior to the closing of an offering but are to be incurred after the closing (e.g., storage fees), additional cash from the proceeds of the offering will be retained on the Series balance sheet as reserves to cover such future anticipated expenses after the closing of the offering. Acquisition expenses are capitalized into the cost of the Collectable Asset. Should a proposed offering prove to be unsuccessful, the Company will not reimburse the Manager, and these expenses will be accounted for as capital contributions, and the acquisition expenses expensed.

As of December 31, 2024, and 2023, the Company’s total investment in the Collectable Assets across all Series, net of impairment recognition, was $6,900,308 and $7,816,284, respectively, as detailed in the table below.

Series	2024	2023	2022	2021	Escrow Date
#03EXQUISITEBOX	$36,972	$36,972	$60,807	$83,723	8/23/2021
#03TOPPSCHROMEWAX	$-	$-	$15,849	$24,350	8/12/2021
#18-19BASKETBALLGROWTHBASKET	$-	$-	$22,081	$43,682	1/15/2021
#1909E95SGCSET	$-	$-	$23,647	$35,998	9/7/2021
#1959TOPPSBASEBALLSET	$-	$-	$60,080	$-	1/6/2022
#1964KOUFAXJERSEY	$358,408	$358,408	$411,566	$437,465	6/4/2021
#1969TOPPSBASKETBALLSET	$-	$-	$103,289	$151,455	4/16/2021
#1980ToppsBasketballWax	$-	$-	$55,032	$-	5/19/2022
#1986WAX	$107,080	$107,080	$180,811	$191,200	2/16/2021
#2000PLAYOFFCONTENDERSWAX	$8,108	$8,108	$23,583	$23,583	3/10/2021
#48LeafRuthSGC8	$17,471	$17,471	$44,575	$53,220	9/30/2021
#49BowmanJackieAuto	$50,202	$50,202	$50,202	$-	8/12/2022
#86AutoFleerSet	$-	$-	$109,500	$-	9/28/2022
#96SkyboxE-X2000Wax	$8,402	$8,402	$20,167	$-	6/1/2022
#AARON1954PSA8.5	$-	$-	$123,200	$123,200	4/28/2021
#ACUNAGOLD9.5	$-	$-	$17,144	$26,440	4/8/2021
#ALIWBCBELT	$294,000	$388,080	$427,757	$427,757	12/21/2020
#ALKALINE1954TOPPSPSA9	$-	$-	$21,847	$-	1/4/2022
#ANDRE&HULKWRESTLINGBASKET	$-	$-	$46,072	$126,440	5/18/2021
#ANDRETHEGIANT	$2,080	$10,500	$10,774	$26,870	5/6/2021
#AaronDecadeBasket	$-	$-	$72,379	$-	4/7/2022
#AcunaBowman10Basket	$-	$-	$41,746	$102,515	8/9/2021
#AlexRodriguez09WSUniform	$27,608	$27,608	$60,862	$-	1/6/2022
#AliRookieCardBVG8	$15,023	$15,099	$16,967	$60,700	8/10/2021
#BANKS1954PSA9	$-	$-	$-	$89,745	2/16/2021
#BETTSGOLDREFRACTORBASKET	$-	$-	$51,713	$62,698	5/26/2021
#BRADYPLAYOFFCONTENDERSBASKET	$33,295	$33,295	$92,269	$92,269	4/8/2021
#BRADYREEBOKFLAWLESS	$-	$-	$-	$-	2/16/2021
#BRADYROOKIE	$44,783	$44,783	$58,575	$58,575	2/17/2021
#BabeRuthBowsOutPhoto	$33,001	$39,435	$49,843	$-	3/7/2022
#BellingerOrangeBGS9.5	$-	$-	$6,498	$-	6/1/2022
#BettsBlueRefractorBasket	$-	$-	$7,338	$32,735	4/15/2021
#BobbyOrrBruinsJersey	$-	$-	$303,844	$-	2/28/2022
#Brady01TicketBooklet	$-	$-	$2,664	$-	5/13/2022
#Brady2000SPXSpectrumBGS9.5	$48,271	$48,271	$282,356	$-	3/9/2022
#BradyBowman10	$-	$-	$16,339	$42,900	8/12/2021
#BradyChampionshipTicket	$198,815	$198,815	$869,169	$2,312,000	11/23/2021
#BradyDebutTicket	$-	$-	$65,237	$-	3/9/2022
#CHAMBERLAINHSUNIFORM	$268,044	$319,250	$319,250	$319,250	1/14/2021
#CHAMBERLAINPHILAJERSEY59-60	$-	$-	$1,334,625	$1,334,625	6/9/2021

Series	2024	2023	2022	2021	Escrow Date
#CLEMENTE1955PSA8	$-	$-	$83,637	$84,000	6/8/2021
#CLEMENTEWHITE&GRAYBASKET	$-	$-	$62,056	$93,150	5/24/2021
#COBBMINTE98	$-	$-	$251,993	$300,063	2/22/2021
#COBBVINTAGET206PHOTO	$-	$-	$34,591	$53,183	4/9/2021
#CROSBYTHECUPBASKET	$43,861	$72,384	$139,083	$211,670	4/28/2021
#CURRYBASKET	$-	$-	$-	$-	10/5/2020
#CURRYRPABGS9.5	$-	$-	$-	$-	5/12/2021
#CassiusClaySonyListonUPIType1	$-	$-	$23,840	$-	4/21/2022
#CharlesBarkleySunsJersey	$41,974	$137,914	$139,796	$-	6/1/2022
#ChicagoBullsDynastyHardwood	$72,859	$72,859	$143,307	$365,390	11/3/2021
#ChrisBoshGameWornRaptorsSneakers	$1,588	$3,234	$4,669	$16,938	10/19/2021
#Clemente65-68Bat	$-	$-	$30,715	$30,715	8/13/2021
#CristianoRonaldoRC1of1	$57,909	$57,909	$81,183	$254,375	11/8/2021
#CrosbyWinterClassicSkates	$-	$-	$12,916	$-	4/15/2022
#CurryGoldToppsPSA10	$19,998	$19,998	$32,000	$-	8/23/2022
#DIMAGGIO1933BAT	$-	$-	$59,043	$96,420	6/17/2021
#DONCICBLUEPSA10	$-	$-	$29,577	$61,920	3/22/2021
#DURANTCHROMEREFRACTORPSA10	$-	$-	$10,644	$13,100	1/11/2021
#DWADEULTIMATE	$-	$-	$13,881	$43,055	4/2/2021
#DaveBingSigned50GreatestNBAPlayersLithograph	$26,628	$26,628	$40,280	$-	4/4/2022
#DeversSuperfractor	$-	$-	$-	$-	6/4/2021
#DonovanMitchellNT9.5	$-	$-	$16,536	$30,183	7/20/2021
#Durant07-08ExquisiteLimitedLogosBGS9.5	$221,825	$221,825	$221,825	$-	9/6/2022
#ELWAY1984ROOKIECARDPSA10BASKET	$-	$-	$14,648	$31,250	5/17/2021
#EMMITTSMITH10KJERSEY	$26,847	$26,847	$31,763	$59,340	2/22/2021
#EMMITTSMITHMVPBASKET	$18,281	$47,531	$52,711	$89,457	2/16/2021
#EddiePlankT206PSA4	$199,810	$237,654	$241,001	$317,300	11/30/2021
#EmbiidFirst50PointGameJersey	$8,870	$8,870	$10,046	$-	4/27/2022
#ErlingHaalandPSA10Basket	$-	$-	$14,560	$14,560	9/27/2021
#Eruzione1980MiracleOnIceGoldJersey	$-	$-	$439,609	$-	8/30/2022
#FRANKROBINSON1957PSA9BASKET	$-	$-	$(200)	$77,326	4/21/2021
#FRANKROBINSON500HRBAT	$-	$-	$-	$-	8/31/2021
#GIANNISGOLDIMMACULATE	$8,832	$8,832	$39,708	$50,035	3/15/2021
#GIANNISRPA	$-	$-	$-	$117,755	1/8/2021
#GLEYBERTORRESORANGE9.5	$-	$-	$3,694	$20,229	3/25/2021
#GRETZKYOPEECHEE1979	$57,842	$57,842	$69,400	$69,400	4/8/2021
#GRIFFEY89UPPERDECKSGCGOLD	$-	$-	$8,445	$-	4/7/2022
#GaryCarter1975PSA10Basket	$-	$-	$39,000	$39,000	5/18/2021
#Giannis48PointGameSneakers	$4,626	$10,931	$17,783	$25,150	11/1/2021
#Gretzky1979Topps9	$20,230	$20,230	$57,345	$-	1/6/2022
#Gretzky1981SportsIllustratedCoverCGC9.4	$-	$-	$35,600	$-	10/4/2022

Series	2024	2023	2022	2021	Escrow Date
#HARMONKILLEBREW1955TOPPSPSA9	$-	$-	$23,927	$-	1/4/2022
#HamiltonChromeOrangeSapphire	$11,911	$12,264	$13,386	$-	6/23/2022
#HonusWagner1910PSA5	$-	$-	$100,680	$-	4/7/2022
#JACKIEROBINSONAUTOBAT	$34,069	$34,069	$69,252	$81,899	12/21/2020
#JETERFOILRCBASKETBGS9.5	$-	$-	$21,734	$72,220	5/17/2021
#JORDAN85NIKEBASKET	$-	$-	$-	$-	2/16/2021
#JORDANEXQUISITEBGS8	$13,347	$13,347	$28,586	$80,135	6/1/2021
#JORDANPSA10	$100,163	$100,163	$100,163	$100,163	11/5/2020
#JORDANROOKIEJERSEY	$139,178	$158,068	$244,645	$244,645	3/1/2021
#JORDANSIGNEDPROFESSIONALBAT	$-	$-	$8,714	$41,551	5/19/2021
#JackieLeaf3.5	$-	$-	$21,956	$41,280	10/25/2021
#JackieRobinson1952ToppsPSA8.5	$261,023	$261,023	$575,225	$575,225	11/3/2021
#JackieRobinson53Topps8	$-	$-	$54,945	$57,945	9/23/2021
#JimmieFoxx1938Bat	$-	$-	$74,874	$97,610	9/23/2021
#JokicRefractor1of1	$-	$-	$17,828	$22,935	6/18/2021
#Jordan86FleerBGS9.5Basket	$55,438	$55,438	$67,892	$-	1/6/2022
#JordanExquisite8.5Flashback	$45,172	$45,172	$95,297	$-	4/6/2022
#JordanFleer86SGC10	$-	$-	$83,150	$-	4/6/2022
#JordanLeBronMagicTripleSigs	$-	$-	$29,820	$85,702	8/5/2021
#JordanLeBronSignoftheTimes	$46,210	$48,692	$76,098	$169,950	6/14/2021
#JordanMagicLeBronTripleAutoJersey	$-	$-	$-	$130,970	8/11/2021
#JoshAllenGoldBGS9.5	$30,200	$30,200	$30,200	$30,200	5/6/2021
#JustinHerbertHiddenTreasureRPA	$12,159	$12,159	$32,723	$63,835	9/27/2021
#KAWHIBASKET	$-	$-	$16,411	$58,439	1/8/2021
#KOBEREEBOKIVERSONRETROS	$20,844	$20,844	$26,854	$90,980	7/7/2021
#KOUFAX1955PSA8.5	$-	$-	$-	$-	2/16/2021
#KOUFAX55PSA9	$156,220	$206,872	$392,100	$496,600	5/26/2021
#KareemPointsRecordBall	$23,473	$48,143	$128,040	$-	2/3/2022
#KevinDurantHSJersey	$21,281	$56,750	$117,813	$226,115	9/23/2021
#Kobe1997AirBallGameUsedShoes	$-	$-	$131,900	$-	4/16/2022
#KobeBlackHistoryMonthFinalSeasonShoes	$12,993	$32,279	$48,154	$-	4/25/2022
#KobeBryant2001WarmUpJacket	$73,454	$73,454	$73,454	$-	1/28/2022
#KobeBryantFirstWhite#24Jersey	$122,857	$164,618	$324,874	$710,150	9/30/2021
#KobeBryantRookieSneakers	$-	$-	$-	$136,995	10/1/2021
#KobeBryantRoyalBlueJordanSneakers	$15,270	$15,270	$39,448	$92,016	9/30/2021
#KobeFinalSeasonSneakers	$19,920	$19,920	$20,787	$63,790	9/23/2021
#KobeLeBronJordanMagicQuadAuto	$-	$-	$40,469	$-	2/28/2022
#KoufaxPSA8	$-	$-	$26,955	$-	4/6/2022
#LBJExquisite	$-	$-	$790,167	$1,387,325	10/28/2021
#LBJKobeToppsBasket	$-	$-	$9,335	$-	2/14/2022
#LEBRONBLACKREFRACTOR	$29,158	$29,158	$79,994	$134,860	1/28/2021
#LEBRONEMBLEMSOFENDORSEMENT	$16,023	$16,023	$61,068	$218,950	4/23/2021
#LEBRONMELOWADETRIORC	$42,195	$47,390	$90,759	$378,236	4/15/2021
#LEBRONROOKIE	$-	$-	$-	$48,577	10/5/2020
#LEBRONULTIMATE	$39,514	$39,514	$66,010	$184,835	5/26/2021
#LUKADONCICGUROOKIESNEAKERS	$-	$-	$-	$-	3/22/2022

Series	2024	2023	2022	2021	Escrow Date
#LeBronBlackDiamond	$-	$-	$32,380	$78,750	9/30/2021
#LeBronCredentials	$35,961	$35,961	$44,762	$-	4/6/2022
#LeBronMeloBosh2008TripleLogoMan	$38,719	$38,719	$77,570	$309,750	11/1/2021
#LeBronMeloDualLogoman	$84,152	$84,152	$383,792	$1,109,350	7/8/2021
#LeBronRookieShoes	$119,027	$119,027	$356,284	$-	4/7/2022
#LouGehrigRCPhoto	$-	$-	$47,422	$-	2/7/2022
#LukaRookieJersey	$127,298	$202,185	$360,272	$521,440	7/13/2021
#LukaWhiteSparkle	$176,675	$176,675	$280,516	$720,345	7/23/2021
#MAGICBIRDDRJ	$-	$-	$-	$-	1/31/2021
#MAGICBIRDDRJPSA8BASKET	$-	$-	$6,794	$27,069	4/1/2021
#MAGICBIRDLOGOMAN	$38,460	$38,460	$222,042	$511,680	6/4/2021
#MAHOMESEMERALDRPABGS9	$-	$-	$-	$81,105	1/25/2021
#MAHOMESROOKIE	$-	$-	$-	$-	11/16/2020
#MANTLE1952BOWMANPSA8	$-	$-	$15,600	$15,600	1/12/2021
#MANTLE1952TOPPSPSA8	$497,330	$497,330	$497,330	$497,330	3/9/2021
#MANTLE1956PSA8BASKET	$-	$-	$28,595	$28,595	4/26/2021
#MANTLE1960PSA9	$-	$-	$41,190	$41,190	6/25/2021
#MANTLE52TOPPSPSA7	$242,434	$259,971	$316,000	$-	4/2/2022
#MANTLE54BOWMANBASKET	$-	$-	$29,807	$52,170	6/3/2021
#MANTLEMINT1953	$-	$-	$-	$-	10/5/2020
#MARINO1984ROOKIECARDBGS10BASKET	$-	$-	$10,286	$-	3/3/2022
#MARINOMANNINGFAVREJERSEYS	$19,478	$22,724	$36,429	$47,620	5/7/2021
#MAYS1951BOWMAN7	$40,488	$41,502	$70,153	$103,990	5/26/2021
#MAYS1951PHOTO	$-	$-	$-	$-	4/1/2021
#MAYS1952PSA8	$81,551	$124,917	$224,985	$306,790	6/25/2021
#MAYS1959PSA9BASKET	$-	$-	$24,394	$24,394	5/6/2021
#MAYS1960PSA9	$-	$-	$16,609	$17,535	4/12/2021
#MAYWEATHERRCPSA10	$-	$-	$9,457	$25,748	10/20/2021
#MESSIROOKIEBASKET	$-	$-	$27,726	$75,634	4/30/2021
#MIKANRCPHOTO	$-	$-	$-	$56,415	5/26/2021
#MLBAllStarGameTicketRunCollection	$9,607	$9,607	$22,269	$-	3/30/2022
#MLBHALLOFFAMEBASEBALL	$100,615	$155,646	$235,219	$307,360	5/18/2021
#MONTANARCPSA10	$-	$-	$50,199	$67,320	4/21/2021
#MOOKIEBETTSGLOVE	$-	$-	$17,750	$62,058	3/17/2021
#MPJChampionshipTicket	$1,966	$2,005	$2,864	$30,415	7/9/2021
#MagicBirdDrJ1980PSA9	$-	$-	$15,543	$-	4/7/2022
#MahomesBronzeBasket	$-	$-	$98,417	$114,025	11/30/2021
#MahomesImmaculate1of1	$67,123	$67,123	$113,936	$225,990	6/1/2021
#MahomesNT1of1	$312,772	$312,772	$618,966	$1,662,945	11/16/2021
#MahomesNT8.5	$-	$-	$57,779	$132,213	6/4/2021
#Mantle1953Bowman8Basket	$-	$-	$29,932	$51,984	11/18/2021
#Mantle1953Topps8	$57,345	$57,345	$100,771	$102,505	9/7/2021
#Mantle1957ToppsPSA8.5	$-	$-	$44,445	$62,616	10/25/2021
#Mantle1964Topps9	$-	$-	$46,882	$50,115	9/30/2021
#Mantle1965Topps9	$-	$-	$38,700	$-	4/11/2022

Series	2024	2023	2022	2021	Escrow Date
#Mantle1966ToppsPSA9Basket	$-	$-	$42,225	$44,620	11/1/2021
#Mantle1967Topps9	$-	$-	$15,610	$-	4/6/2022
#Mantle1968PSA9Basket	$-	$-	$18,980	$36,974	5/17/2021
#Mantle1969Topps9	$-	$-	$32,340	$-	4/27/2022
#Mantle51BowmanSGC7	$-	$-	$63,718	$-	8/3/2022
#MantleDebutStub	$18,587	$18,587	$31,514	$-	4/26/2022
#Maris58ToppsPSA9	$-	$-	$21,348	$28,245	9/30/2021
#Mays1956GrayPSA9	$-	$-	$36,163	$57,920	5/27/2021
#MessiMegacracks#71PSA9	$14,063	$33,750	$33,939	$115,000	6/8/2021
#MichaelPorterJrBasket	$-	$-	$10,502	$31,065	11/30/2021
#Mikan48BowmanPSA7	$-	$-	$26,594	$41,549	9/23/2021
#NTBBallWaxBundle	$-	$-	$62,925	$-	3/5/2022
#NadalNetProGlossy	$-	$-	$29,612	$-	4/25/2022
#NegroLeagueLegendaryCutsBasket	$25,964	$26,100	$32,198	$91,805	11/1/2021
#NolanRyan1968MiltonBradleyPSA9	$77,545	$77,545	$126,190	$-	4/11/2022
#NolanRyan1968ToppsPSA8.5	$-	$-	$23,789	$-	8/30/2022
#OVECHKINTHECUPBGS8.5	$-	$-	$-	$-	4/29/2021
#OZZIESMITHRCBGS9.5	$-	$-	$20,701	$74,710	6/8/2021
#OrangeDominguez	$-	$-	$16,800	$35,366	10/26/2021
#OscarRobertsonCincinnatiRoyalsJersey	$-	$-	$-	$-	3/8/2022
#OttoGraham1950BowmanPSA9	$-	$-	$-	$-	2/18/2022
#OvechkinSPAuthBasket9.5	$13,988	$13,988	$24,619	$-	4/6/2022
#OvechkinTheCupBGSGemMint9.5	$121,113	$121,113	$321,901	$-	7/6/2022
#PaulMolitor1978ToppsPSA10	$-	$-	$34,037	$-	4/11/2022
#PaulPierce2010ASGJersey	$4,089	$4,089	$4,089	$30,425	10/19/2021
#Pele1958AmericanaPSA3	$39,606	$43,567	$76,224	$-	5/19/2022
#PeytonManningMVPHelmet	$75,960	$75,960	$170,290	$189,065	10/1/2021
#RICKEYHENDERSONRCPSA10	$-	$-	$93,535	$152,200	6/10/2021
#RODGERSPLAYOFFCONTENDERSGREEN	$-	$-	$-	$-	5/3/2021
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	$26,132	$26,132	$64,686	$-	4/18/2022
#RONALDO2003PANINIMEGACRAQUESPSA10	$50,466	$50,466	$153,740	$-	2/16/2022
#RUTHGEHRIGBALL	$-	$-	$71,752	$71,752	11/24/2020
#RipkenRookieJersey&CardBasket	$78,321	$78,321	$122,973	$-	5/2/2022
#RoyCampanella1949BowmanPSA9	$-	$-	$38,500	$-	3/31/2022
#Ruth1914BaltimoreNewsSGC3	$-	$-	$64,359	$64,359	9/23/2021
#Ruth33GoudeySGC8	$140,604	$140,604	$140,860	$140,860	5/27/2021
#SadaharuOhBat	$-	$-	$19,032	$24,813	8/12/2021
#SandyKoufax1956ToppsGrayBackPSA9	$-	$-	$30,878	$-	2/14/2022
#SatchelPaige48LeafSGC30	$-	$-	$23,805	$35,993	9/7/2021
#SeagerOrangeRefractorBasket	$-	$-	$-	$15,740	4/15/2021
#Serena03NetProPSA10Basket	$-	$-	$17,783	$17,783	8/12/2021
#ShoelessJoeJackson1915PSA8	$-	$-	$44,657	$-	1/6/2022
#StephCurrySneakers	$-	$-	$-	$-	11/29/2021
#TATISBOWMANBLACKLABEL	$-	$-	$44,879	$199,215	5/20/2021
#TATUMFLAWLESS10	$-	$-	$-	$46,510	3/30/2021
#TEDWILLIAMS1939PLAYBALL	$-	$-	$32,880	$32,880	3/30/2021

Series	2024	2023	2022	2021	Escrow Date
#TIGERPUTTER	$-	$-	$214,643	$209,513	2/17/2021
#TIGERSIFORKIDS	$13,975	$16,652	$23,785	$23,785	3/22/2021
#TIGERSPAUTHENTICBGS9.5	$-	$-	$14,626	$35,815	5/13/2021
#TRAEYOUNGFLAWLESSBGS9	$-	$-	$6,537	$14,790	4/1/2021
#TYSONRCBGS9BASKET	$-	$-	$17,592	$70,900	5/26/2021
#TatumFlawlessGoldBGS9.5	$-	$-	$42,000	$-	10/4/2022
#TheRockBumbleBeePSA10	$18,979	$18,979	$20,485	$47,150	8/10/2021
#Tiger1stEventStub	$-	$-	$28,188	$-	6/1/2022
#TigerWoodsDebutTicket	$10,541	$10,541	$37,867	$-	5/12/2022
#TimDuncanPMGGreen	$116,594	$129,106	$226,570	$226,570	9/23/2021
#TraeYoungFlawlessGreenBGS9	$1,270	$1,544	$15,875	$24,840	7/8/2021
#TrevorLawrenceLeafBasket	$-	$-	$4,579	$11,300	9/27/2021
#TroutFinestSuperfractor	$36,697	$36,697	$114,628	$281,400	10/25/2021
#UNITAS1965JERSEY	$45,925	$165,900	$165,900	$165,900	3/9/2021
#UnitasPSA8	$-	$-	$12,595	$21,200	9/23/2021
#WILTCHAMBERLAIN61PSA9	$-	$-	$-	$-	4/12/2021
#WarrenSpahn1948LeafPSA9	$-	$-	$51,436	$-	3/22/2022
#WiltChamberlain1961FleerRCPSA9	$143,253	$143,253	$289,383	$-	4/1/2022
#YASTRZEMSKIRC9BASKET	$-	$-	$-	$40,922	5/17/2021
#YaoDuncanDirkTripleLogoman	$38,475	$38,475	$49,163	$-	4/26/2022
#ZIONRPABGS9	$11,549	$14,699	$52,430	$110,076	2/16/2021
#ZionPrizmsBlueBGS10	$-	$-	$11,242	$31,560	8/17/2021
TOTAL	$6,900,308	$7,816,284	$20,536,241	$25,389,095

Operating Expenses

After the closing of an offering of Interests, each Series is responsible for its own operating expenses, including all fees, costs and expenses incurred in connection with the management of the Collectable Assets. This includes transportation, import taxes, income taxes, storage (including property rental fees should the Manager decide to rent a property to store a number of Collectable Assets), security, valuation, custodial, marketing and utilization of the Collectable Assets; any fees, costs and expenses incurred in connection with preparing any reports and accounts of each Series, including any blue sky filings required in order for a Series to be made available to investors in certain states, any annual audit of the accounts of such Series (if applicable) and any reports to be filed with the Securities and Exchange Commission; any and all insurance premiums or expenses, including directors and officers insurance of the directors and officers of the Manager, in connection with the Collectable Assets; any withholding or transfer taxes imposed on the Company, a Series or any interest holders as a result of its or their earnings, investments or withdrawals; any governmental fees imposed on the capital of the Company or a Series or incurred in connection with compliance with applicable regulatory requirements; any legal fees and costs (including settlement costs) arising in connection with any litigation or regulatory investigation instituted against the Company, a Series or the Manager in connection with the affairs of the Company or a Series; the fees and expenses of any administrator, if any, engaged to provide administrative services to the Company or a Series; all custodial fees, costs and expenses in connection with the holding of an Collectable Asset; any fees, costs and expenses of a third-party registrar and transfer agent appointed by the Manager in connection with a Series; the cost of the audit of the annual consolidated financial statements of the Company or a Series and the preparation of tax returns and circulation of reports to interest holders; any indemnification payments; the fees and expenses of counsel to the Company or a Series in connection with advice directly relating to its legal Affairs, the costs of any other outside appraisers, valuation firms, accountants, attorneys or other experts or consultants engaged by the Manager in connection with the operations of the Company or a Series; and any similar expenses that may be determined to be operating expenses, as determined by the Manager in its reasonable discretion.

Prior to the closing, operating expenses are borne by the Manager and not reimbursed by the Series. The Manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the Collectable Assets), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the Collectable Assets).

If the Operating Expenses for a particular Series exceed the amount of revenues generated from the Underlying Asset of such Series and cannot be covered by any Operating Expense reserves on the balance sheet of the Series, the Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series, on which the Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future gains generated by the Underlying Asset related to such Series, and, or (c) cause additional Interests to be issued in the Series in order to cover such additional amounts.

Earnings per membership interest (“EPMI”): Upon completion of an offering, each Series intends to comply with the accounting and disclosure requirements of ASC Topic 260, “Earnings per Share.” For each Series, earnings (loss) / income per membership interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding membership Interests in that particular Series during the period.

Sourcing Fee: The Asset Manager will be paid a fee as compensation for sourcing each Collectable Asset in an amount up to 16% of the gross offering proceeds of each offering provided that such sourcing fee may be waived by the Asset Manager.

Brokerage Fee: The broker of record for each offering is expected to receive a brokerage fee equal to 1% of the amount raised from investors through each offering. Brokerage costs are capitalized in the carrying cost of each offering.

Organizational Costs: Organizational costs, including accounting fees, legal fees and costs of incorporation, are capitalized in the carrying cost of each offering. Fee may be waived by the Asset Manager.

Ongoing Expenses: Each Series is responsible for its ongoing carrying expenses as detailed in the Offering Circular. The Manager has begun to seek reimbursement from the Series when that Series is sold from the platform.

Asset Management Fee: As consideration for managing each Underlying Asset, the Manager may be paid an annual Management Fee pursuant to the Asset Management Agreement. On applicable offerings after May 15, 2022, the Manager will assess a Management Fee of not more than 2% of the Carrying Value of the Collectable Asset. The Carrying Value is calculated monthly based upon the Series’ VWAP value over the preceding month. This only applies to months where the Series was trading for the entirety of the month.

FASB ASC 360 provides guidance on financial reporting for long-lived assets “held for sale” in the capitalization of costs.

FASB ASC 820 provides guidance on fair value measurements and provides support for the use of VWAP as a price benchmark to determine impairment.

Impaired Assets: In accordance with U.S. GAAP all Series were assessed for impairment at December 31, 2024 and also assessed at December 31, 2023, and losses recognized and recorded.

The Manager annually evaluates each asset’s carrying value compared to the current market value of the asset to determine if an adjustment is needed to be recorded, in accordance with the accounting principles generally accepted in the United States of America. To measure the value of the assets and test for impairment the Company used the market capitalization based on the VWAP (volume weighted average price).

The following table sets forth Series which met the criteria for impairment and have recorded an Impairment loss totaling $915,976 during 2024 and $5,551,436 during 2023.

		2023			2024
Series Name	Escrow Closing Date	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis
#03ExquisiteBox	23-Aug-21	60,807	(23,835)	36,972	36,972		36,972
#1964KOUFAXJERSEY	04-Jun-21	411,566	(53,158)	358,408	358,408		358,408
#1986WAX	16-Feb-21	180,811	(73,730)	107,080	107,080		107,080
#2000PLAYOFFCONTENDERSWAX	09-Mar-21	23,583	(15,474)	8,108	8,108		8,108
#48LeafRuthSGC8	30-Sep-21	44,575	(27,104)	17,471	17,471		17,471
#49BowmanJackieAuto	12-Aug-22	50,202	-	50,202	50,202		50,202
#96SkyboxE-X2000Wax	01-Jun-22	20,167	(11,764)	8,402	8,402		8,402
#AlexRodriguez09WSUniform	06-Jan-22	60,862	(33,254)	27,608	27,608		27,608
#AliRookieCardBVG8	10-Aug-21	16,967	(1,868)	15,099	15,099	(76)	15,023
#ALIWBCBELT	21-Dec-20	427,757	(39,677)	388,080	388,080	(94,080)	294,000
#ANDRETHEGIANT	06-May-21	10,774	(273)	10,500	10,500	(8,420)	2,080
#BabeRuthBowsOutPhoto	07-Mar-22	49,843	(10,408)	39,435	39,435	(6,434)	33,001
#BRADY2000SPXSPECTRUMBGS9.5	09-Mar-22	282,356	(234,085)	48,271	48,271		48,271
#BradyChampionshipTicket	23-Nov-21	869,169	(670,353)	198,815	198,815		198,815
#BRADYPLAYOFFCONTENDERSBASKET	08-Apr-21	92,269	(58,974)	33,295	33,295		33,295
#BRADYROOKIE	12-Feb-21	58,575	(13,793)	44,783	44,783		44,783
#CHAMBERLAINHSUNIFORM	13-Jan-21	319,250	-	319,250	319,250	(51,206)	268,044
#CharlesBarkleySunsJersey	01-Jun-22	139,796	(1,883)	137,914	137,914	(95,940)	41,974
#ChicagoBullsDynastyHardwood	03-Nov-21	143,307	(70,448)	72,859	72,859		72,859
#ChrisBoshGameWornRaptorsSneakers	19-Oct-21	4,669	(1,434)	3,234	3,234	(1,646)	1,588
#CristianoRonaldoRC1of1	08-Nov-21	81,183	(23,274)	57,909	57,909		57,909
#CROSBYTHECUPBASKET	28-Apr-21	139,083	(66,699)	72,384	72,384	(28,523)	43,861
#CurryGoldToppsPSA10	23-Aug-22	32,000	(12,002)	19,998	19,998		19,998
#DaveBingSigned50GreatestNBAPlayersLithograph	04-Apr-22	40,280	(13,652)	26,628	26,628		26,628
#EddiePlankT206PSA4	30-Nov-21	241,001	(3,347)	237,654	237,654	(37,844)	199,810
#EmbiidFirst50PointGameJersey	27-Apr-22	10,046	(1,177)	8,869	8,869		8,869
#EMMITTSMITH10KJERSEY	22-Feb-21	31,763	(4,916)	26,847	26,847		26,847
#EMMITTSMITHMVPBASKET	16-Feb-21	52,711	(5,180)	47,531	47,531	(29,250)	18,281
#Giannis48PointGameSneakers	01-Nov-21	17,783	(6,852)	10,931	10,931	(6,305)	4,626
#GIANNISGOLDIMMACULATE	15-Mar-21	39,708	(30,876)	8,832	8,832		8,832
#Gretzky1979Topps9	06-Jan-22	57,345	(37,115)	20,230	20,230		20,230
#GRETZKYOPEECHEE1979	07-Apr-21	69,400	(11,558)	57,842	57,842		57,842
#HamiltonChromeOrangeSapphire	23-Jun-22	13,386	(1,121)	12,264	12,264	(354)	11,911
#JackieRobinson1952ToppsPSA8.5	03-Nov-21	575,225	(314,202)	261,023	261,023		261,023
#JACKIEROBINSONAUTOBAT	21-Dec-20	69,252	(35,184)	34,069	34,069		34,069
#JORDAN86FLEERBGS9.5BASKET	06-Jan-22	67,892	(12,454)	55,438	55,438		55,438
#JordanExquisite8.5Flashback	06-Apr-22	95,297	(50,125)	45,172	45,172		45,172
#JORDANEXQUISITEBGS8	01-Jun-21	28,586	(15,239)	13,347	13,347		13,347
#JordanLeBronSignoftheTimes	14-Jun-21	76,098	(27,406)	48,692	48,692	(2,482)	46,210
#JORDANROOKIEJERSEY	26-Feb-21	244,645	(86,577)	158,068	158,068	(18,890)	139,178
#JustinHerbertHiddenTreasureRPA	27-Sep-21	32,723	(20,564)	12,159	12,159		12,159
#KareemPointsRecordBall	03-Feb-22	128,040	(79,898)	48,143	48,143	(24,670)	23,473
#KevinDurantHSJersey	23-Sep-21	117,813	(61,063)	56,750	56,750	(35,469)	21,281
#KobeBlackHistoryMonthFinalSeasonShoes	25-Apr-22	48,154	(15,874)	32,279	32,279	(19,286)	12,993
#KobeBryant2001WarmUpJacket	28-Jan-22	73,454		73,454	73,454		73,454
#KobeBryantFirstWhite#24Jersey	30-Sep-21	324,874	(160,256)	164,618	164,618	(41,761)	122,857
#KobeBryantRoyalBlueJordanSneakers	30-Sep-21	39,448	(24,178)	15,270	15,270		15,270
#KobeFinalSeasonSneakers	23-Sep-21	20,787	(867)	19,920	19,920		19,920
#KOBEREEBOKIVERSONRETROS	07-Jul-21	26,854	(6,011)	20,844	20,844		20,844
#KOUFAX55PSA9	26-May-21	392,100	(185,228)	206,872	206,872	(50,652)	156,220

		2023			2024
Series Name	Escrow Closing Date	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis
#LEBRONBLACKREFRACTOR	28-Jan-21	79,994	(50,836)	29,158	29,158		29,158
#LEBRONCREDENTIALS	06-Apr-22	44,762	(8,800)	35,961	35,961		35,961
#LEBRONEMBLEMSOFENDORSEMENT	23-Apr-21	61,068	(45,045)	16,022	16,022		16,022
#LeBronMeloBosh2008TripleLogoMan	01-Nov-21	77,570	(38,852)	38,719	38,719		38,719
#LeBronMeloDualLogoman	08-Jul-21	383,792	(299,640)	84,152	84,152		84,152
#LEBRONMELOWADETRIORC	15-Apr-21	90,759	(43,369)	47,390	47,390	(5,195)	42,195
#LeBronRookieShoes	07-Apr-22	356,284	(237,258)	119,027	119,027		119,027
#LEBRONULTIMATE	26-May-21	66,010	(26,496)	39,514	39,514		39,514
#LukaRookieJersey	13-Jul-21	360,272	(158,087)	202,185	202,185	(74,887)	127,298
#LukaWhiteSparkle	23-Jul-21	280,516	(103,841)	176,675	176,675		176,675
#MAGICBIRDLOGOMAN	04-Jun-21	222,042	(183,582)	38,460	38,460		38,460
#MahomesImmaculate1of1	01-Jun-21	113,936	(46,813)	67,123	67,123		67,123
#MahomesNT1of1	16-Nov-21	618,966	(306,194)	312,772	312,772		312,772
#Mantle1953Topps8	07-Sep-21	100,771	(43,427)	57,345	57,345		57,345
#MANTLE52TOPPSPSA7	02-Apr-22	316,000	(56,029)	259,971	259,971	(17,537)	242,434
#MantleDebutStub	26-Apr-22	31,514	(12,926)	18,587	18,587		18,587
#MARINOMANNINGFAVREJERSEYS	07-May-21	36,429	(13,705)	22,724	22,724	(3,246)	19,478
#MAYS1951BOWMAN7	26-May-21	70,153	(28,651)	41,502	41,502	(1,014)	40,488
#MAYS1952PSA8	25-Jun-21	224,985	(100,068)	124,917	124,917	(43,365)	81,551
#MessiMegacracks#71PSA9	08-Jun-21	33,939	(189)	33,750	33,750	(19,688)	14,063
#MLBALLSTARGAMETICKETRUNCOLLECTION	30-Mar-22	22,269	(12,661)	9,607	9,607		9,607
#MLBHALLOFFAMEBASEBALL	18-May-21	235,219	(79,574)	155,646	155,646	(55,030)	100,616
#MPJChampionshipTicket	09-Jul-21	2,864	(859)	2,005	2,005	(39)	1,966
#NegroLeagueLegendaryCutsBasket	01-Nov-21	32,198	(6,098)	26,100	26,100	(136)	25,964
#NolanRyan1968MiltonBradleyPSA9	11-Apr-22	126,190	(48,645)	77,545	77,545		77,545
#OVECHKINSPAUTHBASKET9.5	06-Apr-22	24,619	(10,632)	13,988	13,988		13,988
#OvechkinTheCupBGSGemMint9.5	06-Jul-22	321,901	(200,789)	121,113	121,113		121,113
#PaulPierce2010ASGJersey	19-Oct-21	4,089	-	4,089	4,089		4,089
#Pele1958AmericanaPSA3	19-May-22	76,224	(32,657)	43,567	43,567	(3,961)	39,606
#PeytonManningMVPHelmet	01-Oct-21	170,290	(94,330)	75,960	75,960		75,960
#RipkenRookieJersey&CardBasket	02-May-22	122,973	(44,653)	78,321	78,321		78,321
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	18-Apr-22	64,686	(38,554)	26,132	26,132		26,132
#RONALDO2003PANINIMEGACRAQUESPSA10	16-Feb-22	153,740	(103,273)	50,466	50,466		50,466
#Ruth33GoudeySGC8	06-May-21	140,860	(256)	140,604	140,604		140,604
#TheRockBumbleBeePSA10	10-Aug-21	20,485	(1,506)	18,979	18,979		18,979
#TIGERSIFORKIDS	19-Mar-21	23,785	(7,133)	16,652	16,652	(2,677)	13,975
#TigerWoodsDebutTicket	12-May-22	37,867	(27,326)	10,541	10,541		10,541
#TimDuncanPMGGreen	23-Sep-21	226,570	(97,464)	129,106	129,106	(12,512)	116,594
#TraeYoungFlawlessGreenBGS9	08-Jul-21	15,875	(14,331)	1,544	1,544	(274)	1,270
#TROUTFINESTSUPERFRACTOR	25-Oct-21	114,628	(77,931)	36,697	36,697		36,697
#UNITAS1965JERSEY	08-Mar-21	165,900	-	165,900	165,900	(119,975)	45,925
#WILTCHAMBERLAIN1961FLEERRCPSA9	01-Apr-22	289,383	(146,131)	143,253	143,253		143,253
#YAODUNCANDIRKTRIPLELOGOMAN	26-Apr-22	49,163	(10,688)	38,475	38,475		38,475
#ZIONRPABGS9	16-Feb-21	52,430	(37,731)	14,699	14,699	(3,151)	11,549
TOTAL		$12,518,203	$(5,551,436)	$6,966,767	$6,966,767	$(915,976)	$6,050,791

Income Taxes

For the 2020 and 2021 tax years, the Company and each Series (where escrow closed in the 2020 or 2021 tax-year) were treated as either partnerships or disregarded entities for US federal income tax purposes. Partnerships generally will not be subject to US federal income tax. Rather, each Member is required to report on its own federal income tax return that Member’s allocable share of the partnership’s items of taxable income, gain, loss, deduction and credit for the taxable year.

These 2020 and 2021 Series were treated as partnerships for US federal income tax purposes for 2022 tax-year. However, the Company held unit-holder votes for each Series to allow for the conversion of these Series into C corporations. The election to convert to C corporations to be effective starting in tax-year 2023 was approved. IRS Form 8832 was filed for each Series and the change took place in 2023.

For any series where the escrow closed in tax-year 2022, those Series also elected to be treated as a C corporation effective for the 2022 tax year. Unlike partnerships, C corporations constitute a tax-paying entity. As such, the C corporations will calculate their net taxable income for the 2023 tax year and remit any resultant tax liability to the US Treasury. Any distribution of after-tax proceeds by these C corporation may trigger a second, shareholder-level gain to the recipient shareholder. This second, shareholder-level gain is reported by the Series shareholder on the shareholder’s own federal income tax return.

No assets were disposed of in 2024; therefore no current income tax payable exits from asset dispositions in 2024.

Further, the 2024 GAAP impairments for the remaining Series created a deferred tax asset of $192,355. This deferred tax asset is offset by a full valuation allowance. Accordingly, this item has no impact on the actual statements.

NOTE 4: RELATED PARTY TRANSACTIONS

Due from / (Due to) Affiliates balances on the financial statements represent intercompany transactions which finance certain operations of the company such as costs capitalized in a Series, consignment payments, proceeds from sales, sales pay-outs, and share purchases.

As of December 31, 2024, the net amount of Due from / (Due to) the Manager is $1,322,064, which represents the net transactions of sales funding, sales payouts and shares purchased.

As of December 31, 2023, the net amount of Due from / (Due to) Collectable Technologies, Inc. is ($1,013,070), which represents the net transactions of costs capitalized in a Series, sales funding, sales payouts and shares purchased.

Officers may also invest in assets for sale. As of December 31, 2023, and December 31, 2024, no shares of any Series were owned by our officers.

Common Management: The CEO of the Company, Collectable Sports Assets, LLC is also the CEO of the Manager, CS Asset Manager, LLC. Due to the Company having common management, there cannot be any arm’s length transactions between the Company, Collectable Sports Assets, LLC the Manager, CS Asset Manager, LLC. As of April 3, 2023, the role and responsibilities of the CEO transitioned from Ezra Levine to Jarod Winters.

NOTE 5: MEMBERS’ EQUITY

The members of each Series have certain rights with respect to the Series to which they are subscribed. Each Series generally holds a single asset or a collection of assets. A Series member is entitled to their pro rata share of the net profits derived from the Collectable Asset held in that series after deduction of expense allocations and direct expenses attributable to the Collectable Asset, based on their percentage of the total outstanding Interests in that Series.

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the Company, and no member of the Company is obligated personally for any such debt, obligation or liability.

Distributions Upon Liquidation

Upon the occurrence of a liquidation event relating to the Company as a whole or any Series, the Manager (or a liquidator selected by the Manager) is charged with winding up the affairs of the Series or the Company as a whole, as applicable, and liquidating its assets. Upon the liquidation of a Series or the Company as a whole, as applicable, the Collectable Assets will be liquidated, and proceeds distributed as follows:

(i)	first, to any third-party creditors;

(ii)	second, to any creditors that are the Manager or its affiliates (e.g., payment of any outstanding Operating Expenses).

(iii)	third, 100% to the interest holders of the relevant Series, allocated pro rata based on the number of Interests held by each interest holder (which may include the Manager, any of its affiliates and asset sellers and which distribution within a Series will be made consistent with any preferences which exist within such Series).

Compensation of the Manager

The Manager may receive Sourcing Fees and reimbursement for costs incurred relating to the offering described herein and other offerings (e.g., Offering Expenses and Acquisition Expenses), additionally, the Manager may receive Sourcing Fees in connection with the sale of an underlying Asset of the Platform.

The Manager receives Sourcing Fees for each offering for Series of Interests in the Company that closes.

There were no new offerings in 2024, and the Manager earned no Sourcing Fees.

The Manager receives Sourcing Fees for each offering for Series of Interests in the Company that closes.

There were no new offerings in 2023, and the Manager earned no Sourcing Fees.

NOTE 6: RECENT ACCOUNTING PRONOUNCEMENTS

The Company does not believe that any other recently issued, but not yet effective, accounting pronouncements would have a material effect on the accompanying consolidated financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

NOTE 7: COMMITMENTS AND CONTINGENCIES

Litigation

The Company currently does not have any general counsel retained and therefore no legal confirmation letter was able to be obtained. The Company discloses that it is currently involved in a books and records disclosure litigation against the Company, its member and its Manager. Management has evaluated the event and determined that it does not affect the amounts reported as of 12/31/24; accordingly, no adjustment has been made to the financial statements. Management feels strongly that the filing of the 2023 and 2024 1K’s will alleviate the situation. The matter is being monitored and will be reassessed if material changes occur.

NOTE 8: SUBSEQUENT EVENTS

Subsequent Offerings

The company has not conducted any offerings subsequent to December 31, 2024.

Sales of underlying assets

There have been (0) sales of underlying assets off the platform so far in 2025.

Auditor Transition and Documentation Limitations

In connection with our transition from Frazier & Deeter LLC to our newly engaged auditor, management (and the Audit Committee) initiated multiple formal requests – via dated correspondence and documented follow-ups – for the transfer of prior period work papers, supporting schedules, and related documentation. Despite these efforts, Frazier & Deeter LLC did not provide the complete set of requested documentation.

ITEM 9. EXHIBITS

EXHIBIT INDEX

Exhibit 1.1 – Broker-Dealer Agreement dated August 6, 2020 between Collectable Sports Assets, LLC and Dalmore Group, LLC (4)

Exhibit 2.1 – Certificate of Formation (1)

Exhibit 2.2 – Amended and Restated Limited Liability Company Agreement (3)

Exhibit 2.3 – Series Designation #RUTHGEHRIGBALL (Included in Exhibit 2.2) (3)

Exhibit 2.4 – [INTENTIONALLY OMITTED]

Exhibit 2.5 – Series Designation #LEBRONROOKIE (Included in Exhibit 2.2) (3)

Exhibit 2.6 – Series Designation #KAWHIBASKET (Included in Exhibit 2.2) (3)

Exhibit 2.7 – [INTENTIONALLY OMITTED]

Exhibit 2.8 – Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC. (4)

Exhibit 2.9 – Amendment No. 2 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (6)

Exhibit 2.10 – Series Designation #JORDANPSA10 (Included in Exhibit 2.9) (6)

Exhibit 2.11 – Series Designation #COBBMINTE98 (Included in Exhibit 2.9, as amended by Exhibit 2.39) (6, 11)

Exhibit 2.12 – Amendment No. 3 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (7)

Exhibit 2.13 – [INTENTIONALLY OMITTED]

Exhibit 2.14 – Series Designation #MAHOMESROOKIE (Included in Exhibit 2.12) (7)

Exhibit 2.15 – Series Designation #MAGICBIRDDRJ (Included in Exhibit 2.12) (7)

Exhibit 2.16 – Amendment No. 4 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (8)

Exhibit 2.17 – Series Designation #JACKIEROBINSONAUTOBAT (Included in Exhibit 2.16 (8)

Exhibit 2.18 – Series Designation #UNITAS1965JERSEY (Included in Exhibit 2.16, as amended by Exhibit 2.39 (8, 11)

Exhibit 2.19 – Series Designation #ALIWBCBELT (Included in Exhibit 2.16 (8)

Exhibit 2.20 – Series Designation #CHAMBERLAINHSUNIFORM (Included in Exhibit 2.16 (8)

Exhibit 2.21 – [INTENTIONALLY OMITTED]

Exhibit 2.22 – Series Designation #TROUTGLOVE (Included in Exhibit 2.16, as amended by Exhibit 2.39, as further amended by Exhibit 2.155 (8, 11, 14)

Exhibit 2.23 – [INTENTIONALLY OMITTED]

Exhibit 2.24 – Series Designation #MOOKIEBETTSGLOVE (Included in Exhibit 2.16, as amended by Exhibit 2.39 (8, 11)

Exhibit 2.25 – Series Designation #LEBRONBLACKREFRACTOR (Included in Exhibit 2.16, as amended by Exhibit 2.39 (8,11)

Exhibit 2.26 – [INTENTIONALLY OMITTED]

Exhibit 2.27 – Series Designation #GIANNISRPA (Included in Exhibit 2.16 (8)

Exhibit 2.28 – Series Designation #BRADYROOKIE (Included in Exhibit 2.16 (8)

Exhibit 2.29 – Series Designation #1986WAX (Included in Exhibit 2.16 (8)

Exhibit 2.30 – [INTENTIONALLY OMITTED]

Exhibit 2.31 – Series Designation #GRETZKYOPEECHEE1979 (Included in Exhibit 2.16 (8)

Exhibit 2.32 – Series Designation #ZIONRPABGS9 (Included in Exhibit 2.16 (8)

Exhibit 2.33 – Amendment No. 5 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (10)

Exhibit 2.34 – Series Designation #BANKS1954PSA9 (Included in Exhibit 2.33) (10)

Exhibit 2.35 – Series Designation #MANTLE1952BOWMANPSA8 (Included in Exhibit 2.33) (10)

Exhibit 2.36 – Series Designation #KOUFAX1955PSA8.5 (Included in Exhibit 2.33) (10)

Exhibit 2.37 – Series Designation #DURANTCHROMEREFRACTORPSA10 (Included in Exhibit 2.33) (10)

Exhibit 2.38 – [INTENTIONALLY OMITTED]

Exhibit 2.39 –Amendment No. 6 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (11)

Exhibit 2.40 – Series Designation #Mantle1952ToppsPSA8 (included in Exhibit 2.39) (11)

Exhibit 2.41 – [INTENTIONALLY OMITTED]

Exhibit 2.42 – Series Designation #JORDANROOKIEJERSEY (included in Exhibit 2.39) (11)

Exhibit 2.43 – Series Designation #TIGERPUTTER (included in Exhibit 2.39) (11)

Exhibit 2.44 – [INTENTIONALLY OMITTED]

Exhibit 2.45 – Series Designation #MAHOMESEMERALDRPABGS9 (included in Exhibit 2.39) (11)

Exhibit 2.46 – Series Designation #18-19BASKETBALLGROWTHBASKET (included in Exhibit 2.39) (11)

Exhibit 2.47 – Series Designation #EMMITTSMITHMVPBASKET (included in Exhibit 2.39) (11)

Exhibit 2.48 – Series Designation #EMMITTSMITH10KJERSEY (included in Exhibit 2.39) (11)

Exhibit 2.49 – Amendment No. 7 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (12)

Exhibit 2.50 – Series Designation #LEBRONULTIMATE (included in Exhibit 2.95) (14)

Exhibit 2.51 – Series Designation #TATISBOWMANBLACKLABEL (included in Exhibit 2.95) (14)

Exhibit 2.52 – Series Designation #GIANNISGOLDIMMACULATE (included in Exhibit 2.49) (12)

Exhibit 2.53 – Series Designation #TIGERSIFORKIDS (included in Exhibit 2.49) (12)

Exhibit 2.54 – Series Designation #ANDRETHEGIANT (included in Exhibit 2.49) (12)

Exhibit 2.55 – Series Designation #MARINOMANNINGFAVREJERSEYS (included in Exhibit 2.49) (12)

Exhibit 2.56 – [INTENTIONALLY OMITTED]

Exhibit 2.57 – [INTENTIONALLY OMITTED]

Exhibit 2.58 – Series Designation #2000PLAYOFFCONTENDERSWAX (included in Exhibit 2.49) (12)

Exhibit 2.597 – Series Designation #TEDWILLIAMS1939PLAYBALL (included in Exhibit 2.49 (12)

Exhibit 2.60 – Series Designation #TATUMFLAWLESS10 (included in Exhibit 2.49) (12)

Exhibit 2.61 – Series Designation # LEBRONEMBLEMSOFENDORSEMENT (included in Exhibit 2.49) (12)

Exhibit 2.62 – Amendment No. 8 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (13)

Exhibit 2.63 – [INTENTIONALLY OMITTED]

Exhibit 2.64 – [INTENTIONALLY OMITTED]

Exhibit 2.65 – Series Designation #DoncicBluePSA10 (included in Exhibit 2.62) (13)

Exhibit 2.66 – Series Designation #Mays1960PSA9 (included in Exhibit 2.62) (13)

Exhibit 2.67 – Series Designation #Clemente1955PSA8 (included in Exhibit 2.95) (14)

Exhibit 2.68 – [INTENTIONALLY OMITTED]

Exhibit 2.69 – Series Designation #BradyPlayoffContendersBasket (included in Exhibit 2.62) (13)

Exhibit 2.70 – Series Designation #ClementeWhite&GrayBasket (included in Exhibit 2.95) (14)

Exhibit 2.71 – Series Designation #FrankRobinson1957PSA9Basket (included in Exhibit 2.62) (13)

Exhibit 2.72 – Series Designation #DWadeUltimate (included in Exhibit 2.62) (13)

Exhibit 2.73 – Series Designation #JeterFoilRCBasketBGS9.5 (included in Exhibit 2.95) (14)

Exhibit 2.74 – Series Designation #1964KoufaxJersey (included in Exhibit 2.62) (13)

Exhibit 2.75 – [INTENTIONALLY OMITTED]

Exhibit 2.76 – Series Designation #HallOfFameBaseball (included in Exhibit 2.62) (13)

Exhibit 2.77 – Series Designation #Aaron1954PSA8.5 (included in Exhibit 2.62) (13)

Exhibit 2.78 – Series Designation #BettsGoldRefractorBASKET (included in Exhibit 2.95) (14)

Exhibit 2.79 – Series Designation #AcunaGold9.5 (included in Exhibit 2.62) (13)

Exhibit 2.80 – [INTENTIONALLY OMITTED]

Exhibit 2.81 – Series Designation #1969ToppsBasketballSet (included in Exhibit 2.62) (13)

Exhibit 2.82 – Series Designation #GleyberTorresOrange9.5 (included in Exhibit 2.62) (13)

Exhibit 2.83 – Series Designation #CobbVintageT206Photo (included in Exhibit 2.62) (13)

Exhibit 2.84 – Series Designation #Mays1951Photo (included in Exhibit 2.62) (13)

Exhibit 2.85 – [INTENTIONALLY OMITTED]

Exhibit 2.86 – Series Designation #TraeYoungFlawlessBGS9 (included in Exhibit 2.62) (13)

Exhibit 2.87 – Series Designation #Mays1959PSA9Basket (included in Exhibit 2.62) (13)

Exhibit 2.88 – Series Designation #YastrzemskiRC9Basket (included in Exhibit 2.62) (13)

Exhibit 2.89 – Series Designation #Koufax55PSA9 (included in Exhibit 2.95) (14)

Exhibit 2.90 – Series Designation #MAYS1952PSA8 (included in Exhibit 2.95) (14)

Exhibit 2.91 – Series Designation #MANTLE1960PSA9 (included in Exhibit 2.62) (13)

Exhibit 2.92 – Series Designation #MONTANARCPSA10 (included in Exhibit 2.62) (13)

Exhibit 2.93 – Series Designation #TigerSPAuthenticBGS9.5 (included in Exhibit 2.62) (13)

Exhibit 2.94 – Series Designation #Mantle1956PSA8Basket (included in Exhibit 2.62) (13)

Exhibit 2.94 – Series Designation #MagicBirdDrJPSA8Basket (included in Exhibit 2.62) (13)

Exhibit 2.95 – Amendment No. 9 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (14)

Exhibit 2.96 - Series Designation #RickeyHendersonRCPSA10 (included in Exhibit 2.95) (14)

Exhibit 2.97 - Series Designation #MikanRCPhoto (included in Exhibit 2.95) (14)

Exhibit 2.98 - [INTENTIONALLY OMITTED]

Exhibit 2.99 - [INTENTIONALLY OMITTED]

Exhibit 2.100 - [INTENTIONALLY OMITTED]

Exhibit 2.101 - Series Designation #Mantle52ToppsPSA7 (included in Exhibit 2.95) (14)

Exhibit 2.102 - Series Designation #CrosbyTheCupBasket (included in Exhibit 2.95) (14)

Exhibit 2.103 - Series Designation #OvechkinTheCupBGS8.5 (included in Exhibit 2.95) (14)

Exhibit 2.104 - Series Designation #JordanExquisiteBGS8 (included in Exhibit 2.95) (14)

Exhibit 2.105 - Series Designation #CurryRPABGS9.5 (included in Exhibit 2.95) (14)

Exhibit 2.106 - Series Designation #JordanSignedProfessionalBat (included in Exhibit 2.95) (14)

Exhibit 2.107 - Series Designation #DiMaggio1933Bat (included in Exhibit 2.95) (14)

Exhibit 2.108 - [INTENTIONALLY OMITTED]

Exhibit 2.109 - Series Designation #Andre&HulkWrestlingBasket (included in Exhibit 2.95) (14)

Exhibit 2.110 - [INTENTIONALLY OMITTED]

Exhibit 2.111 - Series Designation #MagicBirdLogoMan (included in Exhibit 2.95) (14)

Exhibit 2.112 - Series Designation #MessiRookieBasket (included in Exhibit 2.95) (14)

Exhibit 2.113 - Series Designation #ChamberlainPhilaJersey59-60 (included in Exhibit 2.95) (14)

Exhibit 2.114 - Series Designation #LeBronMeloWadeTrioRC (included in Exhibit 2.95) (14)

Exhibit 2.115 - Series Designation #Mantle54BowmanBasket (included in Exhibit 2.95) (14)

Exhibit 2.116 - Series Designation #BettsBlueRefractorBasket (included in Exhibit 2.95) (14)

Exhibit 2.117 - [INTENTIONALLY OMITTED]

Exhibit 2.118 - [INTENTIONALLY OMITTED]

Exhibit 2.119 - [INTENTIONALLY OMITTED]

Exhibit 2.120 - Series Designation #Ruth33GoudeySGC8 (included in Exhibit 2.95) (14)

Exhibit 2.121 - Series Designation #MayweatherRCPSA10 (included in Exhibit 2.95, as amended by Exhibit 2.155 and 2.329 (14, 15, 19).

Exhibit 2.122 - Series Designation #TysonRCBGS9Basket (included in Exhibit 2.95) (14)

Exhibit 2.123 - Series Designation #Elway1984RookieCardPSA10Basket (included in Exhibit 2.95) (14)

Exhibit 2.124 - Series Designation #Marino1984RookieCardBGS10Basket (included in Exhibit 2.95) (14)

Exhibit 2.125 - Series Designation #KobeReebokIversonRetros (included in Exhibit 2.95) (14)

Exhibit 2.126 - Series Designation #Mays1951Bowman7 (included in Exhibit 2.95) (14)

Exhibit 2.127 - Series Designation #OzzieSmithRCBGS9.5 (included in Exhibit 2.95) (14)

Exhibit 2.128 - Series Designation #PaulMolitor1978ToppsPSA10 (included in Exhibit 2.95) (14)

Exhibit 2.129 - Series Designation #Mantle1968PSA9Basket (included in Exhibit 2.95) (14)

Exhibit 2.130 - Series Designation #GaryCarter1975PSA10Basket (included in Exhibit 2.95) (14)

Exhibit 2.131 - Series Designation #Mantle1966ToppsPSA9Basket (included in Exhibit 2.95) (14)

Exhibit 2.132 - Series Designation #Mantle1957ToppsPSA8.5 (included in Exhibit 2.95) (14)

Exhibit 2.133 - [INTENTIONALLY OMITTED]

Exhibit 2.134 - Series Designation #DeversSuperfractor (included in Exhibit 2.95) (14)

Exhibit 2.135 - Series Designation #JoshAllenGoldBGS9.5 (included in Exhibit 2.95) (14)

Exhibit 2.136 - Series Designation #Maris58ToppsPSA9 (included in Exhibit 2.95, as amended by Exhibit 2.155) (14, 15)

Exhibit 2.137 - [INTENTIONALLY OMITTED]

Exhibit 2.138 - Series Designation #MessiMegacracks#71PSA9 (included in Exhibit 2.95) (14)

Exhibit 2.139 - Series Designation #JackieRobinson53Topps8 (included in Exhibit 2.95) (14)

Exhibit 2.140 - Series Designation #Mays1956GrayPSA9 (included in Exhibit 2.95) (14)

Exhibit 2.141 - Series Designation #Mantle1965Topps9 (included in Exhibit 2.95, as amended by Exhibit 2.155 and Exhibit 2.396) (14, 15, 21)

Exhibit 2.142 - Series Designation #Mantle1967Topps9 (included in Exhibit 2.95, as amended by Exhibit 2.396) (14, 21)

Exhibit 2.143 - Series Designation #Mantle1964Topps9 (included in Exhibit 2.95) (14)

Exhibit 2.144 - [INTENTIONALLY OMITTED]

Exhibit 2.145 - Series Designation #Mantle1960Topps9 (included in Exhibit 2.95, as amended by Exhibit 2.155) (14, 15)

Exhibit 2.146 - Series Designation #Mantle1969Topps9 (included in Exhibit 2.95, as amended by Exhibit 2.155) and Exhibit 2.396 (14, 15, 21)

Exhibit 2.147 - Series Designation #SeagerOrangeRefractorBasket (included in Exhibit 2.95) (14)

Exhibit 2.148 - Series Designation #MahomesNT8.5 (included in Exhibit 2.95) (14)

Exhibit 2.149- [INTENTIONALLY OMITTED]

Exhibit 2.150 - Series Designation #LukaRookieJersey (included in Exhibit 2.95) (14)

Exhibit 2.151 - [INTENTIONALLY OMITTED]

Exhibit 2.152 - Series Designation #MahomesImmaculate1of1 (included in Exhibit 2.95) (14)

Exhibit 2.153 - Series Designation #JordanLeBronSignoftheTimes (included in Exhibit 2.95) (14)

Exhibit 2.154 - Series Designation #LeBronMeloDualLogoman (included in Exhibit 2.95) (14)

Exhibit 2.155 – Amendment No. 10 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (15)

Exhibit 2.156 - Series Designation #JokicRefractor1of1 (included in Exhibit 2.155) (15)

Exhibit 2.157 - [INTENTIONALLY OMITTED]

Exhibit 2.158 - [INTENTIONALLY OMITTED]

Exhibit 2.159 – [INTENTIONALLY OMITTED]

Exhibit 2.160 - Series Designation #LukaWhiteSparkle (included in Exhibit 2.155) (15)

Exhibit 2.161 - [INTENTIONALLY OMITTED]

Exhibit 2.162 - Series Designation #JordanLeBronMagicTripleSigs (included in Exhibit 2.155) (15)

Exhibit 2.163 - [INTENTIONALLY OMITTED]

Exhibit 2.164 - [INTENTIONALLY OMITTED]

Exhibit 2.165 - [INTENTIONALLY OMITTED]

Exhibit 2.166 - [INTENTIONALLY OMITTED]

Exhibit 2.167 - Series Designation #LouGehrigRCPhoto (included in Exhibit 2.155) (15)

Exhibit 2.168 - Series Designation #DonovanMitchellNT9.5 (included in Exhibit 2.155) (15)

Exhibit 2.169 - [INTENTIONALLY OMITTED]

Exhibit 2.170 - Series Designation #AliRookieCardBVG8 (included in Exhibit 2.155) (15)

Exhibit 2.171 - Series Designation #KoufaxPSA8 (included in Exhibit 2.155) (15)

Exhibit 2.172 - [INTENTIONALLY OMITTED]

Exhibit 2.173 - [INTENTIONALLY OMITTED]

Exhibit 2.174 - Series Designation #ShaqRCPSA10Basket (included in Exhibit 2.155, as amended by Exhibit 2.381 (15, 19).

Exhibit 2.175 - [INTENTIONALLY OMITTED]

Exhibit 2.176 - Series Designation #SatchelPaige48LeafSGC30 (included in Exhibit 2.155) (15)

Exhibit 2.177 - Series Designation #ShoelessJoeJackson1915PSA8 (included in Exhibit 2.155, as amended by Exhibit 2.384) (15, 20)

Exhibit 2.178 - [INTENTIONALLY OMITTED]

Exhibit 2.179 - Series Designation #1909E95SGCSet (included in Exhibit 2.155) (15)

Exhibit 2.180 - Series Designation #NegroLeagueLegendaryCutsBasket (included in Exhibit 2.155) (15)

Exhibit 2.181 - Series Designation #AcunaBowman10Basket (included in Exhibit 2.155) (15)

Exhibit 2.182 - [INTENTIONALLY OMITTED]

Exhibit 2.183 - Series Designation #03ExquisiteBox (included in Exhibit 2.155) (15)

Exhibit 2.184 - [INTENTIONALLY OMITTED]

Exhibit 2.185 - Series Designation #NTBBallWaxBundle (included in Exhibit 2.155) (15)

Exhibit 2.186 - Series Designation #BradyChampionshipTicket (included in Exhibit 2.155) (15)

Exhibit 2.187 - [INTENTIONALLY OMITTED]

Exhibit 2.188 - Series Designation #LBJExquisite (included in Exhibit 2.155) (15)

Exhibit 2.189 - [INTENTIONALLY OMITTED]

Exhibit 2.190 - Series Designation #03ToppsChromeWax (included in Exhibit 2.155) (15)

Exhibit 2.191 - Series Designation #BradyBowman10 (included in Exhibit 2.155) (15)

Exhibit 2.192 - [INTENTIONALLY OMITTED]

Exhibit 2.193 - Series Designation #LBJKobeToppsBasket (included in Exhibit 2.155, as amended by Exhibit 2.384 and Exhibit 2.396) (15, 20, 21)

Exhibit 2.194 - [INTENTIONALLY OMITTED]

Exhibit 2.195 - Series Designation #TroutFinestSuperfractor (included in Exhibit 2.155) (15)

Exhibit 2.196 - [INTENTIONALLY OMITTED]

Exhibit 2.197 - Series Designation #Jordan86FleerBGS9.5Basket (included in Exhibit 2.155) (15)

Exhibit 2.198 - Series Designation #OvechkinSPAuthBasket9.5 (included in Exhibit 2.155, as amended by Exhibit 2.396) (15, 21)

Exhibit 2.199 - Series Designation #Mantle1963PSA9 (included in Exhibit 2.155) (15)

Exhibit 2.200 - Series Designation #Gretzky1979Topps9 (included in Exhibit 2.155, as amended by Exhibit 2.329 (15, 19).

Exhibit 2.201 - [INTENTIONALLY OMITTED]

Exhibit 2.202 - Series Designation #HonusWagner1910PSA5 (included in Exhibit 2.155, as amended by Exhibit 2.396) (15, 21)

Exhibit 2.203 - Series Designation #Mantle1953Bowman8Basket (included in Exhibit 2.155) (15)

Exhibit 2.204 - Series Designation #Mantle1953Topps8 (included in Exhibit 2.155) (15)

Exhibit 2.205 - [INTENTIONALLY OMITTED]

Exhibit 2.206 - Series Designation #AaronDecadeBasket (included in Exhibit 2.155, as amended by Exhibit 2.396) (15, 21)

Exhibit 2.207 - [INTENTIONALLY OMITTED]

Exhibit 2.208 - [INTENTIONALLY OMITTED]

Exhibit 2.209 - Series Designation #TraeYoungFlawlessGreenBGS9 (included in Exhibit 2.155) (15)

Exhibit 2.210 - Series Designation #MagicBirdDrJ1980PSA9 (included in Exhibit 2.155, as amended by Exhibit 2.396) (15, 21)

Exhibit 2.211 - Series Designation #Brady2000SPXSpectrumBGS9.5 (included in Exhibit 2.155) (15)

Exhibit 2.212 - Series Designation #MPJChampionshipTicket (included in Exhibit 2.155) (15)

Exhibit 2.213 - Series Designation #ErlingHaalandPSA10Basket (included in Exhibit 2.155, as amended by Exhibit 2.381 (15, 19).

Exhibit 2.214 - Amendment No. 11 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (17)

Exhibit 2.215 - Series Designation #JordanFleer86SGC10 (included in Exhibit 2.214) (17)

Exhibit 2.216 - [INTENTIONALLY OMITTED]

Exhibit 2.217 - [INTENTIONALLY OMITTED]

Exhibit 2.218 - Series Designation #YaoDuncanDirkTripleLogoman (included in Exhibit 2.214, as amended by Exhibit 2.396) (17, 21)

Exhibit 2.219 - [INTENTIONALLY OMITTED]

Exhibit 2.220 - Series Designation #JordanLeBronSPXDualForces (included in Exhibit 2.214) (17)

Exhibit 2.221 - [INTENTIONALLY OMITTED]

Exhibit 2.222 - [INTENTIONALLY OMITTED]

Exhibit 2.223 - Series Designation #KobeLeBronJordanMagicQuadAuto (included in Exhibit 2.214) (17)

Exhibit 2.224 - Series Designation #CristianoRonaldoRC1of1 (included in Exhibit 2.214) (17)

Exhibit 2.225 - Series Designation #Serena03NetProPSA10Basket (included in Exhibit 2.214) (17)

Exhibit 2.226 - Series Designation #JustinHerbertHiddenTreasureRPA (included in Exhibit 2.214) (17)

Exhibit 2.227 - [INTENTIONALLY OMITTED]

Exhibit 2.228 - Series Designation #LeBronCredentials (included in Exhibit 2.214, as amended by Exhibit 2.396) (17, 21)

Exhibit 2.229 - Series Designation #LeBronBlackDiamond (included in Exhibit 2.214) (17)

Exhibit 2.230 - Series Designation #MahomesBronzeBasket (included in Exhibit 2.214) (17)

Exhibit 2.231 - [INTENTIONALLY OMITTED]

Exhibit 2.232 - [INTENTIONALLY OMITTED]

Exhibit 2.233 - [INTENTIONALLY OMITTED]

Exhibit 2.234 - [INTENTIONALLY OMITTED]

Exhibit 2.235 - [INTENTIONALLY OMITTED]

Exhibit 2.236 - [INTENTIONALLY OMITTED]

Exhibit 2.237 - Series Designation #Mikan48BowmanPSA7 (included in Exhibit 2.214) (17)

Exhibit 2.238 - Series Designation #ZionPrizmsBlueBGS10 (included in Exhibit 2.214) (17)

Exhibit 2.239 - Series Designation #MichaelPorterJrBasket (included in Exhibit 2.214) (17)

Exhibit 2.240 - [INTENTIONALLY OMITTED]

Exhibit 2.241 - Series Designation #TheRockBumbleBeePSA10 (included in Exhibit 2.214) (17)

Exhibit 2.242 - Series Designation #JimmieFoxx1938Bat (included in Exhibit 2.214) (17)

Exhibit 2.243 - [INTENTIONALLY OMITTED]

Exhibit 2.244 - Series Designation #Clemente65-68Bat (included in Exhibit 2.214) (17)

Exhibit 2.245 - Series Designation #SadaharuOhBat (included in Exhibit 2.214) (17)

Exhibit 2.246 - [INTENTIONALLY OMITTED]

Exhibit 2.247 - Series Designation #BabeRuthBowsOutPhoto (included in Exhibit 2.214) (17)

Exhibit 2.248 - [INTENTIONALLY OMITTED]

Exhibit 2.249 - [INTENTIONALLY OMITTED]

Exhibit 2.250 - Series Designation #JordanMagicLeBronTripleAutoJersey (included in Exhibit 2.214) (17)

Exhibit 2.251 - Series Designation #UnitasPSA8 (included in Exhibit 2.214, as amended by Exhibit 2.381 (15, 19).

Exhibit 2.252 - Series Designation #MahomesNT1of1 (included in Exhibit 2.214) (17)

Exhibit 2.253 – Amendment No. 12 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (18)

Exhibit 2.254 - [INTENTIONALLY OMITTED]

Exhibit 2.255 - [INTENTIONALLY OMITTED]

Exhibit 2.256 - Series Designation #TrevorLawrenceLeafBasket (included in Exhibit 2.253, as amended by Exhibit 2.381 (18, 19)

Exhibit 2.257 - [INTENTIONALLY OMITTED]

Exhibit 2.258 - [INTENTIONALLY OMITTED]

Exhibit 2.259 - Series Designation #Ruth1914BaltimoreNewsSGC3 (included in Exhibit 2.253) (18)

Exhibit 2.260 - [INTENTIONALLY OMITTED]

Exhibit 2.261 - [INTENTIONALLY OMITTED]

Exhibit 2.262 - [INTENTIONALLY OMITTED]

Exhibit 2.263 - [INTENTIONALLY OMITTED]

Exhibit 2.264 - Series Designation #48LeafRuthSGC8 (included in Exhibit 2.253) (18)

Exhibit 2.265 - [INTENTIONALLY OMITTED]

Exhibit 2.266 - [INTENTIONALLY OMITTED]

Exhibit 2.267 - [INTENTIONALLY OMITTED]

Exhibit 2.268 - Series Designation #OrangeDominguez (included in Exhibit 2.253) (18)

Exhibit 2.269 - [INTENTIONALLY OMITTED]

Exhibit 2.270 - [INTENTIONALLY OMITTED]

Exhibit 2.271 - Series Designation #JordanExquisite8.5Flashback (included in Exhibit 2.253, as amended by Exhibit 2.396) (18, 21)

Exhibit 2.272 - [INTENTIONALLY OMITTED]

Exhibit 2.273 - [INTENTIONALLY OMITTED]

Exhibit 2.274 - [INTENTIONALLY OMITTED]

Exhibit 2.275 - Series Designation #KareemPointsRecordBall (included in Exhibit 2.253) (18)

Exhibit 2.276 - Series Designation #JackieRobinson1952ToppsPSA8.5 (included in Exhibit 2.253) (18)

Exhibit 2.277 - [INTENTIONALLY OMITTED]

Exhibit 2.278 - [INTENTIONALLY OMITTED]

Exhibit 2.279 - [INTENTIONALLY OMITTED]

Exhibit 2.280 - [INTENTIONALLY OMITTED]

Exhibit 2.281 - [INTENTIONALLY OMITTED]

Exhibit 2.282 - [INTENTIONALLY OMITTED]

Exhibit 2.283 - Series Designation #PeytonManningMVPHelmet (included in Exhibit 2.253) (18)

Exhibit 2.284 - Series Designation #ChicagoBullsDynastyHardwood (included in Exhibit 2.253) (18)

Exhibit 2.285 - [INTENTIONALLY OMITTED]

Exhibit 2.286 - [INTENTIONALLY OMITTED]

Exhibit 2.287 - [INTENTIONALLY OMITTED]

Exhibit 2.288 - [INTENTIONALLY OMITTED]

Exhibit 2.289 - [INTENTIONALLY OMITTED]

Exhibit 2.290 - Series Designation #CharlesBarkleySunsJersey (included in Exhibit 2.253) (18)

Exhibit 2.291 - [INTENTIONALLY OMITTED]

Exhibit 2.292 - Series Designation #AlexRodriguez09WSUniform (included in Exhibit 2.253, as amended by Exhibit 2.384) (18, 20)

Exhibit 2.293 - [INTENTIONALLY OMITTED]

Exhibit 2.294 - [INTENTIONALLY OMITTED]

Exhibit 2.295 - Series Designation #KevinDurantHSJersey (included in Exhibit 2.253) (18)

Exhibit 2.296 - [INTENTIONALLY OMITTED]

Exhibit 2.297 - [INTENTIONALLY OMITTED]

Exhibit 2.298 - Series Designation #EmbiidFirst50PointGameJersey (included in Exhibit 2.253) (18)

Exhibit 2.299 - Series Designation #PaulPierce2010ASGJersey (included in Exhibit 2.253) (18)

Exhibit 2.300 - [INTENTIONALLY OMITTED]

Exhibit 2.301 - Series Designation #TimDuncanPMGGreen (included in Exhibit 2.253) (18)

Exhibit 2.303 - Series Designation #ChrisBoshGameWornRaptorsSneakers (included in Exhibit 2.253) (18)

Exhibit 2.304 - [INTENTIONALLY OMITTED]

Exhibit 2.305 - [INTENTIONALLY OMITTED]

Exhibit 2.306 - [INTENTIONALLY OMITTED]

Exhibit 2.307 - [INTENTIONALLY OMITTED]

Exhibit 2.309 - [INTENTIONALLY OMITTED]

Exhibit 2.310 - [INTENTIONALLY OMITTED]

Exhibit 2.311 - Series Designation #KobeFinalSeasonSneakers (included in Exhibit 2.253) (18)

Exhibit 2.312 - [INTENTIONALLY OMITTED]
Exhibit 2.313 - [INTENTIONALLY OMITTED]

Exhibit 2.314 - Series Designation #KobeBryant2001WarmUpJacket (included in Exhibit 2.253) (18)

Exhibit 2.315 - Series Designation #KobeBryantRookieSneakers (included in Exhibit 2.253) (18)

Exhibit 2.316 - Series Designation #KobeBryantRoyalBlueJordanSneakers (included in Exhibit 2.253) (18)

Exhibit 2.317 - [INTENTIONALLY OMITTED]

Exhibit 2.318 - Series Designation #MbappeOrangeChrome9.5 (included in Exhibit 2.253, as amended by Exhibit 2.396) (18, 21)

Exhibit 2.319 - [INTENTIONALLY OMITTED]

Exhibit 2.320 - Series Designation #LeBronMeloBosh2008TripleLogoMan (included in Exhibit 2.253) (18)

Exhibit 2.321 - [INTENTIONALLY OMITTED]

Exhibit 2.322 - [INTENTIONALLY OMITTED]

Exhibit 2.323 - [INTENTIONALLY OMITTED]

Exhibit 2.324 - [INTENTIONALLY OMITTED]

Exhibit 2.325 - Series Designation #KobeBryantFirstWhite#24Jersey (included in Exhibit 2.253) (18)

Exhibit 2.326 - Series Designation #EddiePlankT206PSA4 (included in Exhibit 2.253) (18)

Exhibit 2.327 - Series Designation #Giannis48PointGameSneakers (included in Exhibit 2.253) (18)

Exhibit 2.328 - Series Designation #JackieLeaf3.5 (included in Exhibit 2.253, as amended by Exhibit 2.381 (18, 19)

Exhibit 2.329 - Amendment No. 13 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (19)

Exhibit 2.330 - Series Designation #OscarRobertsonCincinnatiRoyalsJersey (included in Exhibit 2.329) (19)

Exhibit 2.331 - Series Designation #MikeTrout2017Jersey (included in Exhibit 2.329) (19)

Exhibit 2.332 - [INTENTIONALLY OMITTED]

Exhibit 2.333 - [INTENTIONALLY OMITTED]

Exhibit 2.334 - [INTENTIONALLY OMITTED]

Exhibit 2.335 - [INTENTIONALLY OMITTED]

Exhibit 2.336 - [INTENTIONALLY OMITTED]

Exhibit 2.337 - [INTENTIONALLY OMITTED]

Exhibit 2.338 - [INTENTIONALLY OMITTED]

Exhibit 2.339 - [INTENTIONALLY OMITTED]

Exhibit 2.340 - [INTENTIONALLY OMITTED]

Exhibit 2.341 - Series Designation #LeBronRookieShoes (included in Exhibit 2.329, as amended by Exhibit 2.396) (19, 21)

Exhibit 2.342 - [INTENTIONALLY OMITTED]

Exhibit 2.343 - [INTENTIONALLY OMITTED]

Exhibit 2.344 - [INTENTIONALLY OMITTED]

Exhibit 2.345 - [INTENTIONALLY OMITTED]

Exhibit 2.346 - Series Designation #1954BowmanMaysPSA9 (included in Exhibit 2.329) (19)

Exhibit 2.347 - Series Designation #Mays1969ToppsPSA10 (included in Exhibit 2.329) (19)

Exhibit 2.348 - [INTENTIONALLY OMITTED]

Exhibit 2.349 - Series Designation #NolanRyan1968MiltonBradleyPSA9 (included in Exhibit 2.329) (19)

Exhibit 2.350 - [INTENTIONALLY OMITTED]

Exhibit 2.351 - [INTENTIONALLY OMITTED]

Exhibit 2.352 - Series Designation #TraeYoungSneakers43ptGame (included in Exhibit 2.329) (19)

Exhibit 2.353 - [INTENTIONALLY OMITTED]

Exhibit 2.354 - [INTENTIONALLY OMITTED]

Exhibit 2.355 - Series Designation #KobeBlackHistoryMonthFinalSeasonShoes (included in Exhibit 2.329) (19)

Exhibit 2.356 - [INTENTIONALLY OMITTED]

Exhibit 2.357 - [INTENTIONALLY OMITTED]

Exhibit 2.358 - [INTENTIONALLY OMITTED]

Exhibit 2.359 - [INTENTIONALLY OMITTED]

Exhibit 2.360 - [INTENTIONALLY OMITTED]

Exhibit 2.361 - [INTENTIONALLY OMITTED]

Exhibit 2.362 - [INTENTIONALLY OMITTED]

Exhibit 2.363 - [INTENTIONALLY OMITTED]

Exhibit 2.364 - Series Designation #LukaDoncic2021PlayoffsSneakers (included in Exhibit 2.329) (19)

Exhibit 2.365 - Series Designation #1959ToppsBaseballSet (included in Exhibit 2.329) (19)

Exhibit 2.366 - Series Designation #WarrenSpahn1948LeafPSA9 (included in Exhibit 2.329) (19)

Exhibit 2.367 - Series Designation #RoyCampanella1949BowmanPSA9 (included in Exhibit 2.329, as amended by Exhibit 2.396) (19, 21)

Exhibit 2.368 - Series Designation #OttoGraham1950BowmanPSA9 (included in Exhibit 2.329) (19)

Exhibit 2.369 - Series Designation #AlKaline1954ToppsPSA9 (included in Exhibit 2.329) (19)

Exhibit 2.370 - Series Designation #HarmonKillebrew1955ToppsPSA9 (included in Exhibit 2.329) (19)

Exhibit 2.371 - Series Designation #SandyKoufax1956ToppsGrayBackPSA9 (included in Exhibit 2.329) (19)

Exhibit 2.372 - Series Designation #Trout09BowmanRedRefractorBGS9.5 (included in Exhibit 2.329) (19)

Exhibit 2.373 - [INTENTIONALLY OMITTED]

Exhibit 2.374 - [INTENTIONALLY OMITTED]

Exhibit 2.375 - [INTENTIONALLY OMITTED]

Exhibit 2.376 - Series Designation #JackieRobinson1950BowmanPSA9 (included in Exhibit 2.329) (19)

Exhibit 2.377 - [INTENTIONALLY OMITTED]

Exhibit 2.378 - [INTENTIONALLY OMITTED]

Exhibit 2.379 - [INTENTIONALLY OMITTED]

Exhibit 2.380 – Series Designation #LeBronJamesBlockSeries1TopShot (included in Exhibit 2.329, as amended by Exhibit 2.396) (19, 21)

Exhibit 2.381 – Amendment No. 14 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (19)

Exhibit 2.382 - [INTENTIONALLY OMITTED]

Exhibit 2.383 – Series Designation #BobbyOrrBruinsJersey (included in Exhibit 2.381) (19)

Exhibit 2.384 – Amendment No. 15 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (20)

Exhibit 2.385 - [INTENTIONALLY OMITTED]

Exhibit 2.386 - Series Designation #CarltonFiskWavesItFairBall (included in Exhibit 2.384) (20)

Exhibit 2.387 - Series Designation #Kraken6Collection (included in Exhibit 2.384) (20)

Exhibit 2.388 - [INTENTIONALLY OMITTED]

Exhibit 2.389 - Series Designation #WiltChamberlain1961FleerRCPSA9 (included in Exhibit 2.384) (20)

Exhibit 2.390 - Series Designation #Griffey89UpperDeckSGCGold (included in Exhibit 2.384) (20)

Exhibit 2.391 - Series Designation #LukaDoncicGURookieSneakers (included in Exhibit 2.384) (20)

Exhibit 2.392 - Series Designation #Ronaldo2002PaniniFutebolStickersPSA10 (included in Exhibit 2.384) (20)

Exhibit 2.393 - Series Designation #Ronaldo2003PaniniMegaCraquesPSA10 (included in Exhibit 2.384) (20)

Exhibit 2.394 - Series Designation #BradyDebutTicket (included in Exhibit 2.384) (20)

Exhibit 2.395 - Series Designation #MLBAllStarGameTicketRunCollection (included in Exhibit 2.384) (20)

Exhibit 2.396 – Amendment No. 16 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (21)

Exhibit 2.397 - Series Designation #NadalNetProGlossy (included in Exhibit 2.396) (21)

Exhibit 2.398 - [INTENTIONALLY OMITTED]

Exhibit 2.399 - [INTENTIONALLY OMITTED]

Exhibit 2.400 - Series Designation #MantleDebutStub (included in Exhibit 2.396) (21)

Exhibit 2.401 - Series Designation #HamiltonChromeOrangeSapphire (included in Exhibit 2.396) (21)

Exhibit 2.402 - Series Designation #TigerWoodsDebutTicket (included in Exhibit 2.396) (21)

Exhibit 2.403 - Series Designation #Tiger1stEventStub (included in Exhibit 2.396) (21)

Exhibit 2.404 - Series Designation #CrosbyWinterClassicSkates (included in Exhibit 2.396) (21)

Exhibit 2.405 - Series Designation #RipkenRookieJersey&CardBasket (included in Exhibit 2.396) (21)

Exhibit 2.406 - Series Designation #SotoOrangeBGS9.5 (included in Exhibit 2.396) (21)

Exhibit 2.407 - [INTENTIONALLY OMITTED]

Exhibit 2.408 - Series Designation #BellingerOrangeBGS9.5 (included in Exhibit 2.396) (21)

Exhibit 2.409 - Series Designation #PhilMickelsonSPAuthPSA10Basket (included in Exhibit 2.396) (21)

Exhibit 2.410 - Series Designation #Ovechkin2006CapitalsJersey (included in Exhibit 2.396) (21)

Exhibit 2.411 - Series Designation #Brady01TicketBooklet (included in Exhibit 2.396) (21)

Exhibit 2.412 - [INTENTIONALLY OMITTED]

Exhibit 2.413 - Series Designation #1933GoudeyGehrigSGC8 (included in Exhibit 2.396) (21)

Exhibit 2.414 - [INTENTIONALLY OMITTED]

Exhibit 2.415 - Series Designation #OPCLemiuex9.5 (included in Exhibit 2.396) (21)

Exhibit 2.416 - Series Designation #49BowmanJackieAuto (included in Exhibit 2.396) (21)

Exhibit 2.417 - Series Designation #OvechkinTheCupBGSGemMint9.5 (included in Exhibit 2.396) (21)

Exhibit 2.418 - Series Designation #MichaelJordanPortfolio (included in Exhibit 2.396) (21)

Exhibit 2.419 - Series Designation #StephenCurryPortfolio (included in Exhibit 2.396) (21)

Exhibit 2.420 - Series Designation #GeorgeVezina1911C55PSA7 (included in Exhibit 2.396) (21)

Exhibit 2.421 - Series Designation #MarvelPMGBlueSet (included in Exhibit 2.396) (21)

Exhibit 2.422 - Series Designation #MarvelPMGRedSet (included in Exhibit 2.396) (21)

Exhibit 2.423 - Series Designation #MarvelPMGBronzeSet (included in Exhibit 2.396) (21)

Exhibit 2.424 - Series Designation #MarvelPMGGreenSet (included in Exhibit 2.396) (21)

Exhibit 2.425 - [INTENTIONALLY OMITTED]

Exhibit 2.426 - Series Designation #CurryGoldToppsPSA10 (included in Exhibit 2.396) (21)

Exhibit 2.427 - [INTENTIONALLY OMITTED]

Exhibit 2.428 - [INTENTIONALLY OMITTED]

Exhibit 2.429 - Series Designation #CassiusClaySonyListonUPIType1 (included in Exhibit 2.396) (21)

Exhibit 2.430 - [INTENTIONALLY OMITTED]

Exhibit 2.431 - Series Designation #BoJackson1986RoyalsJersey (included in Exhibit 2.396) (21)

Exhibit 2.432 - Series Designation #ZedRunLookingAlive (included in Exhibit 2.396) (21)

Exhibit 2.433 - [INTENTIONALLY OMITTED]

Exhibit 2.434 - [INTENTIONALLY OMITTED]

Exhibit 2.435 - [INTENTIONALLY OMITTED]

Exhibit 2.436 - [INTENTIONALLY OMITTED]

Exhibit 2.437 - [INTENTIONALLY OMITTED]

Exhibit 2.438 - [INTENTIONALLY OMITTED]

Exhibit 2.439 - [INTENTIONALLY OMITTED]

Exhibit 2.440 - [INTENTIONALLY OMITTED]

Exhibit 2.441 - [INTENTIONALLY OMITTED]

Exhibit 2.442 - [INTENTIONALLY OMITTED]

Exhibit 2.443 - [INTENTIONALLY OMITTED]

Exhibit 2.444 - [INTENTIONALLY OMITTED]

Exhibit 2.445 - Series Designation #Pele1958AmericanaPSA3 (included in Exhibit 2.396) (21)

Exhibit 2.446 - [INTENTIONALLY OMITTED]

Exhibit 2.447 - [INTENTIONALLY OMITTED]

Exhibit 2.448 - Series Designation #1980ToppsBasketballWax (included in Exhibit 2.396) (21)

Exhibit 2.449 - Series Designation #96SkyboxE-X2000Wax (included in Exhibit 2.396) (21)

Exhibit 2.450 - Series Designation #LeBronWadeMeloCrystalBGS9.5 (included in Exhibit 2.396) (21)

Exhibit 2.451 - Series Designation #Eruzione1980MiracleOnIceGoldJersey (included in Exhibit 2.396) (21)

Exhibit 2.452 - Series Designation #GretzkySGC9 (included in Exhibit 2.396) (21)

Exhibit 2.453 - Series Designation #Mantle51BowmanSGC7 (included in Exhibit 2.396) (21)

Exhibit 2.454 – Amendment No. 17 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (22)

Exhibit 2.455 - Series Designation #GEHRIG1933GOUDEYSGC9 (included in Exhibit 2.454) (22)

Exhibit 2.456 - Series Designation #DURANT07-08EXQUISITELIMITEDLOGOSBGS9.5 (included in Exhibit 2.454) (22)

Exhibit 2.457 - Series Designation #PELE58-59TUPINAMBAPSA7 (included in Exhibit 2.454) (22)

Exhibit 2.458 - Series Designation #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 (included in Exhibit 2.454) (22)

Exhibit 2.459 - Series Designation #HAMILTONREDSAPPHIRE (included in Exhibit 2.454) (22)

Exhibit 2.460 - Series Designation #2002FINESTLEBRON (included in Exhibit 2.454) (22)

Exhibit 2.461 - Series Designation #2000BRADYDEBUT (included in Exhibit 2.454) (22)

Exhibit 2.462 - Series Designation #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING (included in Exhibit 2.454) (22)

Exhibit 2.463 - Series Designation #LEBRONLAKERSJERSEY 6 (included in Exhibit 2.454) (22)

Exhibit 2.464 - Series Designation #84JORDANRCJERSEY (included in Exhibit 2.454) (22)

Exhibit 2.465 - Series Designation #DSAJ1SNEAKERS (included in Exhibit 2.454) (22)

Exhibit 2.466 - Series Designation #TATUMFLAWLESSGOLDBGS9.5 (included in Exhibit 2.454) (22)

Exhibit 2.467 - Series Designation #GRETZKYUDSHIELD (included in Exhibit 2.454) (22)

Exhibit 2.468 - Series Designation #MAHOMESBRONZESTARSBASKET10 (included in Exhibit 2.454) (22)

Exhibit 2.469 - Series Designation #SERENANETPROAUTO (included in Exhibit 2.454) (22)

Exhibit 2.470 - Series Designation #DURANTKOBELOGOMAN (included in Exhibit 2.454) (22)

Exhibit 2.471 - Series Designation #MCDAVIDGREENPMG (included in Exhibit 2.454) (22)

Exhibit 2.472 - Series Designation #NOLANRYAN1968TOPPSPSA8.5 (included in Exhibit 2.454) (22)

Exhibit 2.473 - Series Designation #SINGLE ASSET 2022_50K_#1 through #20 (included in Exhibit 2.454) (22)

Exhibit 2.474 - Series Designation #SINGLE ASSET 2022_100K_#1 through #20 (included in Exhibit 2.454) (22)

Exhibit 2.475 - Series Designation #SINGLE ASSET 2022_250K_#1 through #10 (included in Exhibit 2.454) (22)

Exhibit 2.476 - Series Designation #SINGLE ASSET 2022_500K_#1 through #7 (included in Exhibit 2.454) (22)

Exhibit 2.477 - Series Designation #SINGLE ASSET 2022_1M_#1 through #5 (included in Exhibit 2.454) (22)

Exhibit 2.478 - Series Designation #CURATED PORFOLIO 2022_1.5M_#1 (included in Exhibit 2.454) (22)

Exhibit 2.479 - Series Designation #CURATED PORFOLIO 2022_2M_#1 (included in Exhibit 2.454) (22)

Exhibit 2.480 - Series Designation #CURATED PORFOLIO 2022_3M_#1 (included in Exhibit 2.454) (22)

Exhibit 2.481 - Series Designation #CURATED PORFOLIO 2022_5M_#1 (included in Exhibit 2.454) (22)

Exhibit 3 – Instruments defining the rights of securities holder (see Exhibits 2.1, 2.2, 2.8, 2.9, 2.12, 2.16, 2.13, 2.39, 2.49, 2.62, 2.95, 2.155, 2.214, 2.253, 2.329, 2.381, 2.384, 2.396 and 2.454)

Exhibit 4 – Form of Subscription Agreement (5)

Exhibit 6.1 – Consignment Agreement for Series Assets (3)

Exhibit 6.2 – Asset Management Agreement #RUTHGEHRIGBALL(2)

Exhibit 6.3 – [INTENTIONALLY OMITTED]

Exhibit 6.4 – Asset Management Agreement #LEBRONROOKIE (2)

Exhibit 6.5 – Asset Management Agreement #KAWHIBASKET (2)

Exhibit 6.6 – [INTENTIONALLY OMITTED]

Exhibit 6.7 – [INTENTIONALLY OMITTED]

Exhibit 6.8 – Consignment Agreement #JORDANPSA10 (6)

Exhibit 6.9 – Asset Management Agreement #JORDANPSA10 (6)

Exhibit 6.10 – Consignment Agreement #COBBMINTE98 (11) †

Exhibit 6.11 – Asset Management Agreement #COBBMINTE98 (6)

Exhibit 6.12 – Amendment to Consignment Agreement for Series Assets (7)

Exhibit 6.13 – Consignment Agreement for Series #KAWHIBASKET (7)

Exhibit 6.14 – Consignment Agreement #MAHOMESROOKIE (7)

Exhibit 6.15 – [INTENTIONALLY OMITTED]

Exhibit 6.16 – Asset Management Agreement #MAHOMESROOKIE (7)

Exhibit 6.17 – Consignment Agreement #MAGICBIRDDRJ (7) †

Exhibit 6.18 – Asset Management Agreement #MAGICBIRDDRJ (7)

Exhibit 6.19 – Consignment Agreement for #JackieRobinsonAutoBat and #AliWBCBelt, #ChamberlainHSUNIFORM (10)

Exhibit 6.20 – Consignment Agreement for #JORDANROOKIEJERSEY AND #UNITAS1965JERSEY (11)

Exhibit 6.21 – Asset Management Agreement for #JackieRobinsonAutoBat (9)

Exhibit 6.22 – Asset Management Agreement for #Unitas1965Jersey (9)

Exhibit 6.23 – Asset Management Agreement for #AliWBCBelt (9)

Exhibit 6.24 – Asset Management Agreement for #ChamberlainHSUNIFORM (9)

Exhibit 6.25 – [INTENTIONALLY OMITTED]

Exhibit 6.26 – Consignment Agreement for #MOOKIEBETTSGLOVE (11)†

Exhibit 6.27 – Consignment Agreement for #LEBRONBLACKREFRACTOR (11) †

Exhibit 6.28 – Asset Management Agreement for #TroutGlove (9)

Exhibit 6.29 – Asset Management Agreement for #MookieBettsGlove (9)

Exhibit 6.30 – Asset Management Agreement for #LeBronBlackRefractor (9)

Exhibit 6.31 – [INTENTIONALLY OMITTED]

Exhibit 6.32 – [INTENTIONALLY OMITTED]

Exhibit 6.33 – Consignment Agreement for #BRADYROOKIE (8)

Exhibit 6.34 – [INTENTIONALLY OMITTED]

Exhibit 6.35 – Asset Management Agreement for #BradyRookie (9)

Exhibit 6.36 – Consignment Agreement for #GiannisRPA (10)

Exhibit 6.37 – Asset Management Agreement for #GiannisRPA (9)

Exhibit 6.38 – Consignment Agreement for #1986WAX (8) †

Exhibit 6.39 –Asset Management Agreement for #1986WAX (9)

Exhibit 6.40 – [INTENTIONALLY OMITTED]

Exhibit 6.41 – [INTENTIONALLY OMITTED]

Exhibit 6.42 – Consignment Agreement for #GRETZKYOPEECHEE1979 (10)

Exhibit 6.43 – Asset Management Agreement for #GretzkyOpeechee1979 (9)

Exhibit 6.44 – Consignment Agreement for #ZIONRPABGS9 (8)

Exhibit 6.45 – Asset Management Agreement for #ZionRPABGS9 (9)

Exhibit 6.46 – Consignment Agreement for #GretzkyOpeechee1979, #banks1954psa9, #mantle1952bowmanpsa8, #koufax1955psa8.5 and #Durantchromerefractorpsa10 (10)

Exhibit 6.47 – Asset Management Agreement for #banks1954psa9 (9)

Exhibit 6.48 – Asset Management Agreement for #mantle1952bowmanpsa8 (9)

Exhibit 6.49 – Asset Management Agreement for #koufax1955psa8.5 (9)

Exhibit 6.50 – Asset Management Agreement for #durantchromerefractorpsa10 (9)

Exhibit 6.51 – [INTENTIONALLY OMITTED]

Exhibit 6.52 – [INTENTIONALLY OMITTED]

Exhibit 6.53 – Amendment No. 1 to Consignment Agreement for #BRADYROOKIE (10)

Exhibit 6.54 – Consignment Agreement for #MANTLE1952TOPPSPSA8 (11) †

Exhibit 6.55 – Asset Management Agreement for #Mantle1952ToppsPSA8 (9)

Exhibit 6.56 – [INTENTIONALLY OMITTED]

Exhibit 6.57 – [INTENTIONALLY OMITTED]

Exhibit 6.58 – Asset Management Agreement for #JordanRookieJersey (9)

Exhibit 6.59 – Consignment Agreement for #TigerPutter (11) †

Exhibit 6.60 – Asset Management Agreement for #TigerPutter (9)

Exhibit 6.61 – [INTENTIONALLY OMITTED]

Exhibit 6.62 – [INTENTIONALLY OMITTED]

Exhibit 6.63 – Consignment Agreement for #MAHOMESEMERALDRPABGS9 and #18-19BASKETBALLGROWTHBASKET (11)

Exhibit 6.64 – Asset Management Agreement for #MahomesEmeraldRPABGS9 (9)

Exhibit 6.65 – Asset Management Agreement for #18-19BasketballGrowthBasket (9)

Exhibit 6.66 – Consignment Agreement for #EMMITTSMITHMVPBASKET and #EMMITTSMITH10KJERSEY (11) †

Exhibit 6.67 – Asset Management Agreement for #EmmittSmithMVPBasket (9)

Exhibit 6.68 – Asset Management Agreement for #EmmittSmith10kJersey (9)

Exhibit 6.69 – Consignment Agreement for #LeBronUltimate (14) ††

Exhibit 6.70 – Asset Management Agreement for #LeBronUltimate (9)

Exhibit 6.71 – Consignment Agreement for #TatisBowmanBlackLabel (14) ††

Exhibit 6.72 – Asset Management Agreement for #TatisBowmanBlackLabel (9)

Exhibit 6.73 – Consignment Agreement for #GIANNISGOLDIMMACULATE (12)†

Exhibit 6.74 – Asset Management Agreement for #GiannisGoldImmaculate (9)

Exhibit 6.75 – Consignment Agreement for #TigerSIForKids (12) †

Exhibit 6.76 – Asset Management Agreement for #TigerSIForKids (9)

Exhibit 6.77 – Consignment Agreement for #ANDRETHEGIANT, #MARINOMANNINGFAVREJERSEYS, (12)

Exhibit 6.78 – Asset Management Agreement for #ANDRETHEGIANT (9)

Exhibit 6.79 – Asset Management Agreement for #MarinoManningFavreJerseys (9)

Exhibit 6.80 – [INTENTIONALLY OMITTED]

Exhibit 6.81 – [INTENTIONALLY OMITTED]

Exhibit 6.82 – Consignment Agreement for #2000PlayoffContendersWax (12) †

Exhibit 6.83 – Asset Management Agreement for #2000PlayoffContendersWax (9)

Exhibit 6.84 – Consignment Agreement for #TEDWILLIAMS1939PLAYBALL (12)

Exhibit 6.85 – Asset Management Agreement for #TEDWILLIAMS1939PLAYBALL (9)

Exhibit 6.86 – Consignment Agreement for #TATUMFLAWLESS10 (12) †

Exhibit 6.87 – Asset Management Agreement for #TATUMFLAWLESS10 (9)

Exhibit 6.88 – Consignment Agreement for #LEBRONEMBLEMSOFENDORSEMENT (12) †

Exhibit 6.89 – Asset Management Agreement for # LEBRONEMBLEMSOFENDORSEMENT (9)

Exhibit 6.90 – [INTENTIONALLY OMITTED]

Exhibit 6.91 – [INTENTIONALLY OMITTED]

Exhibit 6.92 – [INTENTIONALLY OMITTED]

Exhibit 6.93 – [INTENTIONALLY OMITTED]

Exhibit 6.94 – Consignment Agreement for #DoncicBluePSA10 (13) †

Exhibit 6.95 – Asset Management Agreement for #DoncicBluePSA10 (9)

Exhibit 6.96 – Consignment Agreement for #Mays1960PSA9; #FrankRobinson1957PSA9Basket; #Aaron1954PSA8.5; #Mays1959PSA9Basket; #YastrzemskiRC9Basket; #MANTLE1960PSA9 and #MONTANARCPSA10 (13) †

Exhibit 6.97 – Asset Management Agreement for #Mays1960PSA9 (9)

Exhibit 6.98 – Asset Management Agreement for #Clemente1955PSA8 (9)

Exhibit 6.99 – [INTENTIONALLY OMITTED]

Exhibit 6.100 – Asset Management Agreement for #ClementeWhite&GrayBasket (9)

Exhibit 6.101 – Second Consignment Agreement for #FrankRobinson1957PSA9Basket and #Mays1959PSA9Basket (13)

Exhibit 6.102 – Asset Management Agreement for #FrankRobinson1957PSA9Basket (9)

Exhibit 6.103 – Asset Management Agreement for #JeterFoilRCBasketBGS9.5 (9)

Exhibit 6.104 – Asset Management Agreement for #Aaron1954PSA8.5 (9)

Exhibit 6.105 – Asset Management Agreement for #Mays1959PSA9Basket (9)

Exhibit 6.106 – Asset Management Agreement for #YastrzemskiRC9Basket (9)

Exhibit 6.107 – Asset Management Agreement for #Koufax55PSA9 (9)

Exhibit 6.108 – Asset Management Agreement for #MAYS1952PSA8 (9)

Exhibit 6.109 – Asset Management Agreement for #MANTLE1960PSA9 (9)

Exhibit 6.110 – Consignment Agreement for #BradyPlayoffContendersBasket (13)

Exhibit 6.111 – Asset Management Agreement for #BradyPlayoffContendersBasket (9)

Exhibit 6.112 – Consignment Agreement for #DWadeUltimate (13) †

Exhibit 6.113 – Asset Management Agreement for #DWadeUltimate (9)

Exhibit 6.114 – Consignment Agreement for #1964KoufaxJersey, and #HallOfFameBaseball (13)

Exhibit 6.115 – Asset Management Agreement for #1964KoufaxJersey (9)

Exhibit 6.116 – [INTENTIONALLY OMITTED]

Exhibit 6.117 – Asset Management Agreement for #HallOfFameBaseball (9)

Exhibit 6.118 – Consignment Agreement for #GleyberTorresOrange9.5 (13) †

Exhibit 6.119 – Asset Management Agreement for #BettsGoldRefractorBAsket (9)

Exhibit 6.120 – Asset Management Agreement for #GleyberTorresOrange9.5 (9)

Exhibit 6.121 – Consignment Agreement for #AcunaGold9.5 (13)

Exhibit 6.122 – Asset Management Agreement for #AcunaGold9.5 (9)

Exhibit 6.123 – [INTENTIONALLY OMITTED]

Exhibit 6.124 – [INTENTIONALLY OMITTED]

Exhibit 6.125 – Consignment Agreement for #1969ToppsBasketballSet (13) †

Exhibit 6.126 – Asset Management Agreement for #1969ToppsBasketballSet (9)

Exhibit 6.127 – Consignment Agreement for #CobbVintageT206Photo and #Mays1951Photo (13) †

Exhibit 6.128 – Asset Management Agreement for #CobbVintageT206Photo (9)

Exhibit 6.129 – Asset Management Agreement for #Mays1951Photo (9)

Exhibit 6.130 – Consignment Agreement for #TraeYoungFlawlessBGS9 (13) †

Exhibit 6.131 – [INTENTIONALLY OMITTED]

Exhibit 6.132 – Asset Management Agreement for #TraeYoungFlawlessBGS9 (9)

Exhibit 6.133 – Asset Management Agreement for #MONTANARCPSA10 (9)

Exhibit 6.134 – Consignment Agreement for #TigerSPAuthenticBGS9.5 (13) †

Exhibit 6.135 – Asset Management Agreement for #TigerSPAuthenticBGS9.5 (9)

Exhibit 6.136 – Consignment Agreement for #Mantle1956PSA8Basket (13)

Exhibit 6.137 – Asset Management Agreement for #Mantle1956PSA8Basket (9)

Exhibit 6.138 – Consignment Agreement for # MagicBirdDrJPSA8Basket (13)

Exhibit 6.139 – Asset Management Agreement for # MagicBirdDrJPSA8Basket (9)

Exhibit 6.140 – Consignment Agreement for #Clemente1955PSA8; #ClementeWhite&GrayBasket; #JeterFOILBasket9.5; #KOUFAX1955PSA9; #Mays1952ToppsPSA8; #RickeyHendersonRCPSA10; #Mantle52ToppsPSA7; #TysonRCBGS9Basket; Elway1984RookieCardPSA10Basket; #Mays1951Bowman7; #OzzieSmithRCBGS9.5; #Mantle1968PSA9Basket; #GaryCarter1975PSA10Basket; #Mantle1957ToppsPSA8.5; #MessiMegacracks#71PSA9; #Mays1956GrayPSA9; and #Mantle1964Topps9. (14) ††

Exhibit 6.141 – Asset Management Agreement for #RickeyHendersonRCPSA10 (9)

Exhibit 6.142 – Consignment Agreement for #MikanRCPhoto(14)††

Exhibit 6.143 – Asset Management Agreement for #MikanRCPhoto (9)

Exhibit 6.144 – [INTENTIONALLY OMITTED]

Exhibit 6.145 – [INTENTIONALLY OMITTED]

Exhibit 6.146 – [INTENTIONALLY OMITTED]

Exhibit 6.147 – [INTENTIONALLY OMITTED]

Exhibit 6.148 – Consignment Agreement for #CrosbyTheCupBasket, #OvechckinTheCupBGS8.5 and #Jordan07ExquisiteBGS8 (14) ††

Exhibit 6.149 – Asset Management Agreement for #CrosbyTheCupBasket (9)

Exhibit 6.150 – Asset Management Agreement for #OvechckinTheCupBGS8.5 (9)

Exhibit 6.151 – Asset Management Agreement for #Jordan07ExquisiteBGS8 (9)

Exhibit 6.152 – Consignment Agreement for # CurryRPABGS9.5 (14) ††

Exhibit 6.153 – Asset Management Agreement for #CurryRPABGS9.5 (9)

Exhibit 6.154 – Consignment Agreement for # JordanSignedProfessionalBat (14) ††

Exhibit 6.155 – Asset Management Agreement for #JordanSignedProfessionalBat (9)

Exhibit 6.156 – Consignment Agreement for # DiMaggio1933Bat (14) ††

Exhibit 6.157 – Asset Management Agreement for #DiMaggio1933Bat (9)

Exhibit 6.158 – [INTENTIONALLY OMITTED]

Exhibit 6.159 – [INTENTIONALLY OMITTED]

Exhibit 6.160 – Consignment Agreement for # Andre&HulkWrestlingBasket (14) ††

Exhibit 6.161 – Asset Management Agreement for #Andre&HulkWrestlingBasket (9)

Exhibit 6.162 – [INTENTIONALLY OMITTED]

Exhibit 6.163 – [INTENTIONALLY OMITTED]

Exhibit 6.164 – Consignment Agreement for # MagicBirdLogoMan (14) ††

Exhibit 6.165 – Asset Management Agreement for # MagicBirdLogoMan (9)

Exhibit 6.166 – Consignment Agreement for # MessiRookieBasket (14) ††

Exhibit 6.167 – Asset Management Agreement for # MessiRookieBasket (9)

Exhibit 6.168 – Consignment Agreement for # ChamberlainPhilaJersey59-60 (14) ††

Exhibit 6.169 – Asset Management Agreement for # ChamberlainPhilaJersey59-60 (9)

Exhibit 6.170 – Consignment Agreement for # LeBronMeloWadeTrioRC (14) ††

Exhibit 6.171 – Asset Management Agreement for # LeBronMeloWadeTrioRC (9)

Exhibit 6.172 – Consignment Agreement for # Mantle54BowmanBasket (14)

Exhibit 6.173 – Asset Management Agreement for # Mantle54BowmanBasket (9)

Exhibit 6.174 – Consignment Agreement for # BettsBlueRefractorBasket and #bettsblue refractor (14) ††

Exhibit 6.175 – Asset Management Agreement for # BettsBlueRefractorBasket (9)

Exhibit 6.176 – Consignment Agreement for Ruth33GoudeySGC8 and (14) ††

Exhibit 6.177 – [INTENTIONALLY OMITTED]

Exhibit 6.178 – Asset Management Agreement for # Ruth33GoudeySGC8 (9)

Exhibit 6.179 – [INTENTIONALLY OMITTED]

Exhibit 6.180 – [INTENTIONALLY OMITTED]

Exhibit 6.181 – [INTENTIONALLY OMITTED]

Exhibit 6.182 – [INTENTIONALLY OMITTED]

Exhibit 6.183 – Consignment Agreement for # KobeReebokIversonRetros (14) ††

Exhibit 6.184 – Asset Management Agreement for # KobeReebokIversonRetros (9)

Exhibit 6.185 – Consignment Agreement for DeversSuperfractor and JoshAllenGoldBGS9.5 (14) ††

Exhibit 6.186 – [INTENTIONALLY OMITTED]

Exhibit 6.187 – Asset Management Agreement for # DeversSuperfractor (9)

Exhibit 6.188 – Asset Management Agreement for # JoshAllenGoldBGS9.5 (9)

Exhibit 6.189 - Asset Management Agreement for #Mantle52ToppsPSA7 (9)

Exhibit 6.190 - Asset Management Agreement for #MayweatherRCPSA10 (9)

Exhibit 6.191 - Asset Management Agreement for #LeBronMeloDualLogoman (9)

Exhibit 6.192 - Asset Management Agreement for #TysonRCBGS9Basket (9)

Exhibit 6.193 - Asset Management Agreement for #Elway1984RookieCardPSA10Basket (9)

Exhibit 6.194 - Asset Management Agreement for #Marino1984RookieCardBGS10Basket (9)

Exhibit 6.195 - Asset Management Agreement for #Mays1951Bowman7 (9)

Exhibit 6.196 - Asset Management Agreement for #OzzieSmithRCBGS9.5 (9)

Exhibit 6.197 - Asset Management Agreement for #PaulMolitor1978ToppsPSA10 (9)

Exhibit 6.198 - Asset Management Agreement for #Mantle1968PSA9Basket (9)

Exhibit 6.199 - Asset Management Agreement for #GaryCarter1975PSA10Basket (9)

Exhibit 6.200 - Asset Management Agreement for #Mantle1966ToppsPSA9Basket (9)

Exhibit 6.201 - Asset Management Agreement for #Mantle1957ToppsPSA8.5 (9)

Exhibit 6.202 - Asset Management Agreement for #Maris58ToppsPSA9 (9)

Exhibit 6.203 - [INTENTIONALLY OMITTED]

Exhibit 6.204 - Asset Management Agreement for #MessiMegacracks#71PSA9 (9)

Exhibit 6.205 - Asset Management Agreement for #JackieRobinson53Topps8 (9)

Exhibit 6.206 - Asset Management Agreement for #Mays1956GrayPSA9 (9)

Exhibit 6.207 - Asset Management Agreement for #Mantle1965Topps9 (9)

Exhibit 6.208 - Asset Management Agreement for #Mantle1967Topps9 (9)

Exhibit 6.209 - Asset Management Agreement for #Mantle1964Topps9 (9)

Exhibit 6.210 - Asset Management Agreement for #Mantle1960Topps9 (9)

Exhibit 6.211 - Asset Management Agreement for #Mantle1969Topps9 (9)

Exhibit 6.212 – Consignment Agreement for #JackieRobinson48Leaf7 (14) ††

Exhibit 6.213 – Consignment Agreement for #SeagerOrangeRefractorBasket (14) ††

Exhibit 6.214 – Asset Management Agreement for #SeagerOrangeRefractorBasket (9)

Exhibit 6.215 – Consignment Agreement for #MahomesNT8.5 (14) ††

Exhibit 6.216 – Asset Management Agreement for #MahomesNT8.5 (9)

Exhibit 6.217 – [INTENTIONALLY OMITTED]

Exhibit 6.218 – [INTENTIONALLY OMITTED]

Exhibit 6.219 – Consignment Agreement for #LukaRookieJersey (14) ††

Exhibit 6.220 - Asset Management Agreement for #LukaRookieJersey (9)

Exhibit 6.221 – [INTENTIONALLY OMITTED]

Exhibit 6.222 - [INTENTIONALLY OMITTED]

Exhibit 6.223 – Consignment Agreement for #MahomesImmaculate1of1 (14) ††

Exhibit 6.224 - Asset Management Agreement for #MahomesImmaculate1of1 (9)

Exhibit 6.225 – Consignment Agreement for #JordanLeBronSignoftheTimes (14) ††

Exhibit 6.226 - Asset Management Agreement for #JordanLeBronSignoftheTimes (9)

Exhibit 6.227 – Consignment Agreement for #LeBronMeloDualLogoman (14) ††

Exhibit 6.228 – Consignment Agreement for #BETTSGOLDREFRACTORBASKET (14) ††

Exhibit 6.229 - Consignment Agreement for #TroutGlove (15)

Exhibit 6.230 - Consignment Agreement for # #Mantle1963PSA9, #Mantle1953Bowman8Basket, #Mantle1953Topps8, #Mantle1960Topps9 (15)

Exhibit 6.231 - Consignment Agreement for #JokicRefractor1of1 (15)

Exhibit 6.232 - [INTENTIONALLY OMITTED]

Exhibit 6.233 - Consignment Agreement for #Gretzky1979Topps9 (19) ††

Exhibit 6.234 - [INTENTIONALLY OMITTED]

Exhibit 6.235 - Consignment Agreement for #LukaWhiteSparkle (15)

Exhibit 6.236 - Consignment Agreement for #JordanLeBronMagicTripleSigs, (15)

Exhibit 6.237 - Consignment Agreement for #LouGehrigRCPhoto (15)

Exhibit 6.238 - Consignment Agreement for #DonovanMitchellNT9.5 (15)

Exhibit 6.239 - Consignment Agreement for #ShoelessJoeJackson1915PSA8,. (20) ††

Exhibit 6.240 - Consignment Agreement for #AliRookieCardBVG8 (15)

Exhibit 6.241 - [INTENTIONALLY OMITTED]

Exhibit 6.242 - Consignment Agreement for #KoufaxPSA8 (Incorporated by reference to the Company’s Current Report on Form U-1 dated and filed with the Commission on January 31, 2022)

Exhibit 6.243 - [INTENTIONALLY OMITTED]

Exhibit 6.244 - Consignment Agreement for #ShaqRCPSA10Basket (19)

Exhibit 6.245 - [INTENTIONALLY OMITTED]

Exhibit 6.246 - Consignment Agreement for #SatchelPaige48LeafSGC30, #1909E95SGCSet, #NegroLeagueLegendaryCutsBasket (15)

Exhibit 6.247 - Consignment Agreement for #AcunaBowman10Basket (15)

Exhibit 6.248 - [INTENTIONALLY OMITTED]

Exhibit 6.249 - Consignment Agreement for #03ExquisiteBox (15)

Exhibit 6.250 - [INTENTIONALLY OMITTED]

Exhibit 6.251 - Consignment Agreement for #NTBBallWaxBundle (15)

Exhibit 6.252 - Consignment Agreement for #BradyChampionshipTicket, #LBJExquisite, #03ToppsChromeWax, #BradyBowman10, (15)

Exhibit 6.253 - [INTENTIONALLY OMITTED]

Exhibit 6.254 - Consignment Agreement for #TroutFinestSuperfractor (15)

Exhibit 6.255 - [INTENTIONALLY OMITTED]

Exhibit 6.256 - Consignment Agreement for #LBJKobeToppsBasket (21) ††

Exhibit 6.257 - Consignment Agreement for #TraeYoungFlawlessGreenBGS9 (15)

Exhibit 6.258 - Consignment Agreement for #Brady2000SPXSpectrumBGS9.5 (15)

Exhibit 6.259 - Consignment Agreement for #MPJChampionshipTicket (15)

Exhibit 6.260 - Consignment Agreement for #ErlingHaalandPSA10Basket and #TrevorLawrenceLeafBasket (19) ††

Exhibit 6.261 – Asset Management Agreement for Series 2.156 through 2.213 added by Amendment No. 10 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC filed as Exhibit 2.155 (15)

Exhibit 6.262 - Consignment Agreement for #JordanFleer86SGC10 (17) ††

Exhibit 6.263 - [INTENTIONALLY OMITTED]

Exhibit 6.264 - [INTENTIONALLY OMITTED]

Exhibit 6.265 - [INTENTIONALLY OMITTED]

Exhibit 6.266 - Consignment Agreement for #KobeLeBronJordanMagicQuadAuto, #CristianoRonaldoRC1of1 (17) ††

Exhibit 6.267 - Consignment Agreement for #Serena03NetProPSA10Basket (17)

Exhibit 6.268 - Consignment Agreement for #JustinHerbertHiddenTreasureRPA (17) ††

Exhibit 6.269 - [INTENTIONALLY OMITTED]

Exhibit 6.270 - Consignment Agreement for #LeBronBlackDiamond (17) ††

Exhibit 6.271 - Consignment Agreement for #MahomesBronzeBasket (17) ††

Exhibit 6.272 - [INTENTIONALLY OMITTED]

Exhibit 6.273 - [INTENTIONALLY OMITTED]

Exhibit 6.274 - [INTENTIONALLY OMITTED]

Exhibit 6.275 - [INTENTIONALLY OMITTED]

Exhibit 6.276 - Consignment Agreement for #Mikan48BowmanPSA7 (17) ††

Exhibit 6.277 - Consignment Agreement for #ZionPrizmsBlueBGS10, #MichaelPorterJrBasket (17) ††

Exhibit 6.278 – [INTENTIONALLY OMITTED]

Exhibit 6.279 - Consignment Agreement for #TheRockBumbleBeePSA10 (17) ††

Exhibit 6.280 - Consignment Agreement for #JimmieFoxx1938Bat, #Clemente65-68Bat, #SadaharuOhBat (17) ††

Exhibit 6.281 - Consignment Agreement for #BabeRuthBowsOutPhoto (17) ††

Exhibit 6.282 - [INTENTIONALLY OMITTED]

Exhibit 6.283 - [INTENTIONALLY OMITTED]

Exhibit 6.284 - Consignment Agreement for #JordanMagicLeBronTripleAutoJersey (17) ††

Exhibit 6.285 - Consignment Agreement for #UnitasPSA8 (19) ††

Exhibit 6.286 - Consignment Agreement for #MahomesNT1of1 (17) ††

Exhibit 6.287 - Asset Management Agreement for Series 2.215 through 2.252 added by Amendment No. 11 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC filed as Exhibit 2.214 (16)

Exhibit 6.288 - [INTENTIONALLY OMITTED]

Exhibit 6.289 - [INTENTIONALLY OMITTED]

Exhibit 6.290 – [INTENTIONALLY OMITTED]

Exhibit 6.291 - [INTENTIONALLY OMITTED]

Exhibit 6.292 - [INTENTIONALLY OMITTED]

Exhibit 6.293 - Participation Interest Purchase Agreement for #Ruth1914BaltimoreNewsSGC3 (18) ††

Exhibit 6.294 - Consignment Agreement for #48LeafRuthSGC8, #OrangeDominguez, (18) ††

Exhibit 6.295 - Consignment Agreement for #JordanExquisite8.5Flashback (21) ††

Exhibit 6.296 - [INTENTIONALLY OMITTED]

Exhibit 6.297 - [INTENTIONALLY OMITTED]

Exhibit 6.298 - [INTENTIONALLY OMITTED]

Exhibit 6.299 - Consignment Agreement for #KareemPointsRecordBall (18) ††

Exhibit 6.300 - Consignment Agreement for #JackieRobinson1952ToppsPSA8.5 (18) ††

Exhibit 6.301 - [INTENTIONALLY OMITTED]

Exhibit 6.302 - [INTENTIONALLY OMITTED]

Exhibit 6.303 - Consignment Agreement for #AlexRodriguez09WSUniform (20)††

Exhibit 6.304 - [INTENTIONALLY OMITTED]

Exhibit 6.305 - Consignment Agreement for, #PeytonManningMVPHelmet, #ChicagoBullsDynastyHardwood, #CharlesBarkleySunsJersey, #KevinDurantHSJersey, #EmbiidFirst50PointGameJersey, #PaulPierce2010ASGJersey, #ChrisBoshGameWornRaptorsSneakers, #KobeFinalSeasonSneakers, #KobeBryant2001WarmUpJacket, #KobeBryantRookieSneakers, #KobeBryantRoyalBlueJordanSneakers, #KobeBryantFirstWhite#24Jersey, #Giannis48PointGameSneakers (18) ††

Exhibit 6.306 - Consignment Agreement for #TimDuncanPMGGreen (18) ††

Exhibit 6.307 - Consignment Agreement for #MbappeOrangeChrome9.5 (21) ††

Exhibit 6.308 - [INTENTIONALLY OMITTED]

Exhibit 6.309 - Consignment Agreement for #LeBronMeloBosh2008TripleLogoMan (18) ††

Exhibit 6.310 - Consignment Agreement for #EddiePlankT206PSA4 (18) ††

Exhibit 6.311 - Consignment Agreement for #JackieLeaf3.5 (19) ††

Exhibit 6.312 - Consignment Agreement for #JackieRobinson53Topps8, #Maris58ToppsPSA9, #Marino1984RookieCardBGS10Basket, #Mantle1966ToppsPSA9Basket, #PaulMolitor1978ToppsPSA10, #Jordan86FleerBGS9.5Basket (18) ††

Exhibit 6.313 - Asset Management Agreement for Series 2.254 through 2.328 added by Amendment No. 12 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC filed as Exhibit 2.253 (16, 18)

Exhibit 6.314 - Consignment Agreement for #OscarRobertsonCincinnatiRoyalsJersey (19)

Exhibit 6.315 - Consignment Agreement for, #MikeTrout2017Jersey, (19) ††

Exhibit 6.316 - [INTENTIONALLY OMITTED]

Exhibit 6.317 - Consignment Agreement for #1954BowmanMaysPSA9, #Mays1969ToppsPSA10, #NolanRyan1968MiltonBradleyPSA9 (19) ††

Exhibit 6.318 - Consignment Agreement for #MayweatherRCPSA10 (19) ††

Exhibit 6.319 - Consignment Agreement for, # #KobeBlackHistoryMonthFinalSeasonShoes, #LukaDoncic2021PlayoffsSneakers, #TraeYoungSneakers43ptGame,(19) ††

Exhibit 6.320 - Consignment Agreement for #1959ToppsBaseballSet (19) ††

Exhibit 6.321 - Consignment Agreement for #AlKaline1954ToppsPSA9, #HarmonKillebrew1955ToppsPSA9, #OttoGraham1950BowmanPSA9, #SandyKoufax1956ToppsGrayBackPSA9, #WarrenSpahn1948LeafPSA9 (19) ††

Exhibit 6.322 - Consignment Agreement for, #JackieRobinson1950BowmanPSA9, #Trout09BowmanRedRefractorBGS9.5, (19) ††

Exhibit 6.323 - Consignment Agreement for #LeBronJamesBlockSeries1TopShot (21) ††

Exhibit 6.324 - Asset Management Agreement for Series 2.330 through 2.380 and Series 2.382 and 2.383 added by Amendment No. 13 and 14 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC filed as Exhibits 2.329 and 2.381 (16, 19)

Exhibit 6.325 – [INTENTIONALLY OMITTED]

Exhibit 6.326 – Consignment Agreement for #BobbyOrrBruinsJersey (19) ††

Exhibit 6.327 - [INTENTIONALLY OMITTED]

Exhibit 6.328 - Consignment Agreement for #CarltonFiskWavesItFairBall (20) ††

Exhibit 6.329 - [INTENTIONALLY OMITTED]

Exhibit 6.330 - [INTENTIONALLY OMITTED]

Exhibit 6.331 - Consignment Agreement for #WiltChamberlain1961FleerRCPSA9 (20) ††

Exhibit 6.332 - Consignment Agreement for #Griffey89UpperDeckSGCGold (20) ††

Exhibit 6.333 - Consignment Agreement for #LukaDoncicGURookieSneakers (20) ††

Exhibit 6.334 - Consignment Agreement for #Ronaldo2002PaniniFutebolStickersPSA10, #Ronaldo2003PaniniMegaCraquesPSA10 (20) ††

Exhibit 6.335 - Consignment Agreement for #BradyDebutTicket (20) ††

Exhibit 6.336 - Consignment Agreement for #MLBAllStarGameTicketRunCollection (20) ††

Exhibit 6.337 - Asset Management Agreement for Series 2.385 through 2.395 added by Amendment No. 15 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC filed as Exhibit 2.384 (16)

Exhibit 6.338 - Consignment Agreement for #NadalNetProGlossy (21) ††

Exhibit 6.339 - [INTENTIONALLY OMITTED]

Exhibit 6.340 - Consignment Agreement for #MantleDebutStub (21) ††

Exhibit 6.341 - Consignment Agreement for #HamiltonChromeOrangeSapphire (21) ††

Exhibit 6.342 - Consignment Agreement for #TigerWoodsDebutTicket (21) ††

Exhibit 6.343 - Consignment Agreement for #Tiger1stEventStub (21) ††

Exhibit 6.344 - Consignment Agreement for #CrosbyWinterClassicSkates (21) ††

Exhibit 6.345 - Consignment Agreement for #RipkenRookieJersey&CardBasket (21) ††

Exhibit 6.346 - Consignment Agreement for #SotoOrangeBGS9.5, #BellingerOrangeBGS9.5, #PhilMickelsonSPAuthPSA10Basket (21) ††

Exhibit 6.347 - Consignment Agreement for #Ovechkin2006CapitalsJersey (21) ††

Exhibit 6.348 - Consignment Agreement for #Brady01TicketBooklet (21) ††

Exhibit 6.349 - [INTENTIONALLY OMITTED]

Exhibit 6.350 - Consignment Agreement for #1933GoudeyGehrigSGC8, #OPCLemiuex9.5, #49BowmanJackieAuto (21) ††

Exhibit 6.351 - Consignment Agreement for #OvechkinTheCupBGSGemMint9.5 (21) ††

Exhibit 6.352 - Consignment Agreement for #MichaelJordanPortfolio, #StephenCurryPortfolio (21) ††

Exhibit 6.353 - Consignment Agreement for #GeorgeVezina1911C55PSA7 (21) ††

Exhibit 6.354 - Consignment Agreement for #MarvelPMGBlueSet, #MarvelPMGRedSet, #MarvelPMGBronzeSet, #MarvelPMGGreenSet (21) ††

Exhibit 6.355 - [INTENTIONALLY OMITTED]

Exhibit 6.356 - Consignment Agreement for #CurryGoldToppsPSA10 (21) ††

Exhibit 6.357 - [INTENTIONALLY OMITTED]

Exhibit 6.358 - [INTENTIONALLY OMITTED]

Exhibit 6.359 - [INTENTIONALLY OMITTED]

Exhibit 6.360 - Consignment Agreement for #CassiusClaySonyListonUPIType1(21) ††

Exhibit 6.361 - [INTENTIONALLY OMITTED]

Exhibit 6.362 - Consignment Agreement for #BoJackson1986RoyalsJersey (21) ††

Exhibit 6.363 - Consignment Agreement for #ZedRunLookingAlive (21) ††

Exhibit 6.364 - Participation Interest Purchase Agreement for # (21) ††

Exhibit 6.365 - Consignment Agreement for #Pele1958AmericanaPSA3 (21) ††

Exhibit 6.366 - Consignment Agreement for, #1980ToppsBasketballWax, #96SkyboxE-X2000Wax, #LeBronWadeMeloCrystalBGS9.5 (21) ††

Exhibit 6.367 - Consignment Agreement for #Eruzione1980MiracleOnIceGoldJersey (21) ††

Exhibit 6.368 - Consignment Agreement for #GretzkySGC9 (21) ††

Exhibit 6.369 - Consignment Agreement for #MANTLE1969TOPPS9, #MANTLE1967TOPPS9, #OVECHKINSPAUTHBASKET9.5, #AARONDECADEBASKET, #MANTLE1965TOPPS9, #MAGICBIRDDRJ1980PSA9, #HONUSWAGNER1910PSA5 (21) ††

Exhibit 6.370 - Consignment Agreement for #LeBronCredentials (21) ††

Exhibit 6.371 - Consignment Agreement for #RoyCampanella1949BowmanPSA9 (21) ††

Exhibit 6.372 - Consignment Agreement for #LeBronRookieShoes (21) ††

Exhibit 6.373 - Consignment Agreement for #Mantle51BowmanSGC7 (21) ††

Exhibit 6.374 - Asset Management Agreement for Series 2.397 through 2.453 added by Amendment No. 16 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC filed as Exhibit 2.396 (16)

Exhibit 6.375 - Consignment Agreement for #GEHRIG1933GOUDEYSGC9 (22) ††

Exhibit 6.376 - Consignment Agreement for #DURANT07-08EXQUISITELIMITEDLOGOSBGS9.5 (22) ††

Exhibit 6.377 - Consignment Agreement for #GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4 (22) ††

Exhibit 6.378 - Consignment Agreement for #HAMILTONREDSAPPHIRE (22) ††

Exhibit 6.379 - Consignment Agreement for #PELE58-59TUPINAMBAPSA7 (22) ††

Exhibit 6.380 - Consignment Agreement for #2000BRADYDEBUT (22) ††

Exhibit 6.381 - Consignment Agreement for #MICKEYMANTLE1952TOPPSTHEREISONLYONEPAINTING (22) ††

Exhibit 6.382 - Consignment Agreement for #2002FINESTLEBRON (22) ††

Exhibit 6.383 - Consignment Agreement for #TATUMFLAWLESSGOLDBGS9.5 (22) ††

Exhibit 6.384 - Consignment Agreement for #GRETZKYUDSHIELD (22) ††

Exhibit 6.385 - Consignment Agreement for #LEBRONLAKERSJERSEY, #84JORDANRCJERSEY and # DSAJ1SNEAKERS (22) ††

Exhibit 6.386 - Consignment Agreement for #SERENANETPROAUTO (22) ††

Exhibit 6.387 - Consignment Agreement for #DURANTKOBELOGOMAN (22) ††

Exhibit 6.388 - Consignment Agreement for #MAHOMESBRONZESTARSBASKET10 (22) ††

Exhibit 6.389 - Consignment Agreement for #MCDAVIDGREENPMG (22) ††

Exhibit 6.390 - Consignment Agreement for #NOLANRYAN1968TOPPSPSA8.5 (22) ††

Exhibit 6.391 - Asset Management Agreement for Series 2.455 through 2.481 added by Amendment No. 17 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC filed as Exhibit 2.454 (16)

Exhibit 8 – Form of Escrow Agreement (5)

Exhibit 11.1 – Consent of Independent Auditor (23)

Exhibit 11.2 – Consent of Nelson Mullins Riley & Scarborough LLP (included in Exhibit 12.1) (22)

Exhibit 12.1 – Opinion of Nelson Mullins Riley & Scarborough LLP (22)

Exhibit 99.1 - Title of each class of securities issued pursuant to Regulation A - Active Assets as of 12/31/24(*)

*	Filed herewith.
†	Confidential treatment has been requested for a portion of this Exhibit pursuant to Rule 406.
††	Certain confidential information contained in this Exhibit has been redacted pursuant to the Instruction to Item 17 of Form 1-A.
(1)	Incorporated by reference from the Issuer’s Offering Statement on Form 1-A filed with the Commission on March 13, 2020.
(2)	Incorporated by reference from the Issuer’s Amended Offering Statement on Form 1-A/A filed with the Commission on May 8, 2020.
(3)	Incorporated by reference from the Issuer’s Amended Offering Statement on Form 1-A/A filed with the Commission on July 13, 2020.
(4)	Incorporated by reference from the Issuer’s Current Report on Form 1-U filed with the Commission on September 1, 2020.
(5)	Incorporated by reference from the Issuer’s Offering Circular filed with the Commission pursuant to Rule 253(g)(2) on October 26, 2020.
(6)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A POS filed with the Commission on September 16, 2020.
(7)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on September 30, 2020.
(8)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on October 16, 2020.
(9)	Document not filed because substantially identical to Exhibit No. 6.18
(10)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on November 6, 2020.
(11)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on December 11, 2020.
(12)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on December 30, 2020.
(13)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on February 1, 2021.
(14)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on March 15, 2021.
(15)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on April 21, 2021.
(16)	Document not filed because substantially identical to Exhibit No. 6.261.
(17)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on May 12, 2021.
(18)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on July 2, 2021.
(19)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on September 20, 2021.
(20)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on October 26, 2021.
(21)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on February 11, 2022.
(22)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on May 31, 2022.
(23)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A POS filed with the Commission on July 19, 2022

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COLLECTABLE SPORTS ASSETS, LLC

By:	CS Asset Manager, LLC, its managing member

By:	/s/ Phil Neuman
Name:	Phil Neuman
Title:	Authorized Representative

This report has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Phil Neuman		Director of Collectable Technologies, Inc., sole member of	DATE June 25, 2025
Name:	Phil Neuman	CS Asset Manager, LLC
(Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

CS ASSET MANAGER, LLC		Managing Member	DATE June 25, 2025

By:	/s/ Phil Neuman
Name:	Phil Neuman
Title:	Authorized Representative